UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PAYDEN
MUTUAL FUNDS

ANNUAL REPORT
OCTOBER 31, 2014

Contents

•	President’s Letter

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

72	Statements of Assets & Liabilities

76	Statements of Operations

80	Statements of Changes in Net Assets

88	Notes to Financial Statements

111	Financial Highlights

127	Report of Independent Registered Public Accounting Firm

128	Fund Expenses

130	Approval of Investment Advisory Agreement

137	Trustees & Officers

Annual Report

President’s Letter

Dear Shareholders,

As we find ourselves at the end of 2014, we want to take a moment to focus this letter on our business. Investment management is not an exact science. Economic and geopolitical factors along with many other considerations contribute to strategy decisions and the investments we make in client portfolios. In a rapidly changing global financial market, it is not possible to predict the future. What is possible is to plan for the unexpected by focusing on liquidity, diversification and the likely outcome of global events.

At Payden & Rygel, investment management is about more than individuals, numbers and performance. Culture matters. While individuals come and go, culture persists. We just celebrated the firm‘s 31st anniversary, retaining the same governance and ownership structure, and the Payden culture remains as vibrant today as when I first sat in my living room trying to decide on a name for the firm.

We attribute our long-term success to our independence, team-oriented approach and practicality. Over the past three decades, we learned that it takes a team and a stable culture to manage money. No single individual will make or break a strategy. We manage your portfolio by questioning assumptions and challenging consensus views, and we have the flexibility to change our minds if necessary.

Having no outside ownership allows us to focus beyond one quarter. We truly have our client’s best interests at heart, as investment management is our sole source of revenue. We stand ready to assist in any way we can, providing suggestions or problem-solving in any aspect of managing your funds. Please don’t ever hesitate to pick up the phone and call the team or me directly if there are any questions.

Our very best wishes for the holiday season and New Year,

Joan A. Payden

President & CEO

Management Discussion & Analysis

Short Duration Strategies

During the fiscal year ended October 31, 2014, monetary policy by Central Banks in developed markets started to diverge. The European Central Bank and the Bank of Japan implemented unprecedented easy monetary policy tools in order to counteract deflationary pressures and flood their markets with liquidity as economic growth slowed and inflation expectations declined. In contrast, the Federal Reserve Board ended its asset purchase program in October of 2014 and, along with the Bank of England, kept interest rates unchanged as both employment and economic growth improved. The impact to markets was quickly felt as BBB-rated Spain and Italy three-year maturity government yields both traded below AAA-rated U.S. Treasury rates. German three-year and lower maturity yields traded in negative territory, meaning that investors had to pay the Bundesbank to hold their debt.

U.S. Treasury three year maturity yields ended the fiscal year at 0.92%, 35 basis points higher than where they started as investors prepared for an end to the Federal Reserve Board’s asset purchase program and expectations for a rise in the Federal Reserve Board’s Funds Rate in 2015. Short maturities of the U.S. Treasury curve steepened before flattening out past three-year duration as inflation remains below the Federal Reserve Board’s target of 2%.

Investment-grade corporate bonds performed well as demand for high quality, short-term paper outpaces supply. Spreads to U.S. Treasury securities tightened with lower quality issues outperforming higher quality bonds as investors continue to search for yield in this low interest rate environment.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2014, the Fund returned 0.01% compared to a return of 0.01% for the Lipper Money Market Average and 0.01% for the Lipper Government Money Market Average, the Fund’s benchmarks. Money market rates remained low as the Federal Reserve Board kept its low interest rate policy unchanged.

The Payden Limited Maturity Fund (PYLMX) returned 0.78% for the twelve months ended October 31, 2014, compared to a return of 0.05% for its benchmark, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index. U.S. investment-grade corporate debt, asset-backed securities and mortgage-backed securities were the largest contributors to outperformance as demand for high quality short-term paper remained strong.

The Payden Low Duration Fund (PYSBX) returned 1.14% for the fiscal year ended October 31, 2014, compared to a return of 0.68% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. U.S. investment-grade corporate bonds, high yield debentures and non-agency mortgage-backed securities were the largest contributors to outperformance as yield premiums compressed due to the strong demand for higher yielding assets relative to U.S. Treasury securities.

The Payden Global Low Duration Fund (PYGSX) returned 1.43% for twelve months ended October 31, 2014, compared to 0.68% the Bank of America Merrill Lynch 1-3 Year Treasury Index and 0.92%, the Bank of America Merrill Lynch 1-3 Year US Corporate & Government Index the Fund’s benchmarks. U.S. investment-grade corporate bonds, high yield debentures and non-agency mortgage-backed securities were the largest contributors to outperformance as yield premiums compressed due to the strong demand for higher yielding assets relative to U.S. Treasury securities.

The Payden U.S. Government Fund Investor Class (PYUSX) returned 1.52% for the fiscal year ended October 31, 2014, compared to a return of 0.89% for its benchmark, the Bank of America Merrill Lynch 1-5 Year Treasury Index. The Fund’s Advisor Class (PYUWX) returned 1.27% for the same period. The Fund outperformed its benchmark with a significant overweight to shorter-term agency mortgage bonds, which were in a high demand during the year. The Fund is currently positioned for rates to stay near historical lows.

Intermediate Duration Bond Strategies

The Payden GNMA Fund Investor Class (PYGNX) returned 3.79% for the fiscal year ended October 31, 2014, compared to a return of 3.92% for its benchmark, the Bank of America Merrill Lynch GNMA Master Index. The Fund’s Advisor Class (PYGWX) returned 3.43% for the year. As the Federal Reserve Board gradually withdrew its purchase support from the U.S. Treasury and mortgage markets the Fund was tactically positioned to underweight securities that the Federal Reserve Board was purchasing in order to provide tactical buying opportunities. No such opportunity arose as supply diminished, volatility dropped and rates moved gradually lower. The Fund is currently positioned for a benign rate environment in the near term as inflation expectations and still slack labor markets keep the Federal Reserve Board on pace for a late 2015 rate increase.

Annual Report	1

Management Discussion & Analysis continued

The Payden Core Bond Fund Investor Class (PYCBX) returned 5.34% for the twelve months ended October 31, 2014, compared to a return of 4.14% for its benchmark, the Barclay’s Capital Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 5.06% for the same period. Interest rate movements along the U.S. Treasury yield curve were mixed. Ten-year and thirty-year bonds moved lower, while five-year bonds finished higher. The positive price return resulting from lower yields in longer maturities ultimately led to strong total returns for the core bond markets. Positive excess returns generated by non-Treasury sectors, such as investment grade corporate and taxable municipal bonds added to returns. The Fund’s outperformance versus the benchmark is mainly attributable to its credit overweight and security selection within investment grade corporates. Strong credit fundamentals and compelling valuations continue to support our overweight allocation to credit sectors.

The Payden Corporate Bond Fund (PYACX) generated a return of 8.31% for the fiscal year ended October 31, 2014, compared to a return of 6.29% for its benchmark, the Barclay’s Capital U.S. Corporate Investment Grade Index. The Fund used futures and U.S. Treasury securities as a means of hedging duration to be flat to the benchmark, and near the end of the fiscal year bought credit protection with the high yield credit default swap index. Over the fiscal year, bond prices rallied and added to the impressive total return. The largest boost to performance was from strong security selection, which provided close to three-quarters of the Fund’s return over the benchmark. In addition, the Fund benefited from overweight allocations to equities and high yield bonds.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 0.94% for the period May 8, 2014 through October 31, 2014, compared to a return of 1.91% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYSWX) returned 0.73% and its Institutional Class (PYSIX) returned 0.93% for the same period. The Fund is an extension of a typical core bond vehicle in that it is more unconstrained, with the ability to invest in broad array of securities and rating types. In the current market environment, the Fund has higher allocations to high yield and emerging market bonds and lower allocations to U.S. Treasury and government-related securities.

Relative underperformance is attributed to the Fund’s shorter duration position and high concentration in the credit sectors. During the fiscal period, bond yields moved lower and credit spreads moved wider. The Fund’s allocation to investment grade corporate, high yield and emerging market bonds also detracted from relative performance. However, selection within investment grade corporates and agency mortgage-backed securities contributed positively. Strong credit fundamentals and compelling valuations continue to drive overweight allocation to credit sectors going forward.

High Yield Bond Strategy

The floating rate, high yield loan market generated a more muted performance for the fiscal year ended October 31, 2014. Unlike calendar 2013 when the loan market experienced over $60 billion of inflows, 2014 experienced over $15 billion in outflows, weighing negatively on the market. Offsetting these fund outflows, however, were over $100 billion in new collateralized loan obligations (CLOs) that were created in 2014. These absorbed much of the new issue loan supply.

The floating rate loan market will benefit from anticipated rising rates in shorter maturities, with the expectation that the Federal Reserve Board will begin to raise the Federal Funds rate in mid-to-late 2015. This should broadly benefit the yield on floating rate loan funds and potentially restart the inflows into loan sector.

For the fiscal period ended October 31, 2014, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 2.39%, while the Fund’s Advisor Class (PYFAX) returned 2.15% and its Institutional Class (PYFIX) returned 2.59%. The Fund’s benchmark, the Credit Suisse BB Loan Index, returned 2.30% for the same period. Many of the new issue loans came at a discount to par and many traded above par until the August-October 2014 period when the capital markets uncertainty and the continuing loan fund outflows weighed on the market and resulted in many loans trading modestly below par.

The high yield bond market generated a solid performance for the twelve months ended October 31, 2014. The market benefitted from the positive interest rate environment and the continued strength in market fundamentals. After a solid first half of 2014, the market hit two bouts of volatility: first in late July/early August when the market experienced heavy outflows and then again in late September/mid-October when a confluence of geo-political and macro factors rattled the capital markets. In both periods, the market rallied quickly.

The Payden High Income, Investor Class (PYHRX) returned 5.75%, while the Fund’s Advisor Class (PYHWX) returned 5.45% for the twelve months ended October 31, 2014. The Fund’s benchmark, the Bank of America Merrill Lynch BB-B High Yield Cash

2	Payden Mutual Funds

Pay Constrained Index, returned 6.26% for the year. The Fund’s overweight to the telecommunication and financial sectors added to performance. Holdings in one of the two large US direct broadcast satellite (DBS) providers, Echostar DBS, added to performance as the company’s bonds rallied on good quarterly results and on the possibly that Echostar might acquire another company or possibly be acquired itself. Holdings in the global aircraft leasing company, International Lease Finance (ILFC), also added to performance as the company was acquired by the fast-growing Dutch aircraft leasing company AerCap Holdings. The Fund’s overweight to the Energy sector for much of the review period detracted from performance as the approximately 20% decline in the price of crude oil in the September-October 2014 period negatively impacted both the bonds and stocks in the broad energy sector. An overweight in the bonds of Linn Energy LLC (LINE) detracted from performance as the securities of the company came under pressure due primarily to lower crude oil prices not just in the U.S. but globally as supply perked up globally and demand softened a bit with the economic slowdown in China and parts of Europe.

Tax Exempt Strategy

For the fiscal year ended October 31, 2014, the Payden California Municipal Income Fund (PYCRX) returned 5.27%, while the Fund’s benchmarks, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index, returned 5.31% and 5.59%, respectively. The primary difference in performance was the Fund’s yield curve positioning. Shorter maturities remained relatively well anchored, while longer term maturities, where the Fund is underweight, outperformed. In addition, the Fund strategically added securities in higher yielding credit sectors, which outperformed as investors sought additional yield in this historically low interest rate environment.

Global Bond Strategy

Global government bonds performed strongly during the twelve months ended October 31, 2014, supported by concerns about weak global growth and mounting deflationary pressures, dovish rhetoric from the Federal Reserve Bank and the European Central Bank, more aggressive monetary easing by the Bank of Japan and the European Central Bank (ECB) and intermittent geo-political concerns in the Middle East and Ukraine. The peripheral European markets remained the top performing developed government markets, as investors welcomed the European Central Bank’s September 2014 rate cut, and first the prospect, and then the reality, of outright bond purchases by the European Central Bank. UK Gilts also outperformed U.S. Treasury securities as the specter of slowing European growth led investors to pare back their forecasts for higher United Kingdom rates. The likelihood of persistently low rates over 2015 and beyond, coupled with strong corporate cash levels and very low default rates, encouraged investors to search for yield in the non-government bond markets. Credit spreads continued to tighten as a result, led by emerging market debt. Investment grade corporates and high yield bonds also outperformed U.S. Treasury securities despite some heavy profit-taking in the high yield sector in July and September 2014 as investors cashed in on an extended period of significant gains.

For the fiscal year ended October 31 2014, the Payden Global Fixed Income Fund (PYGFX) returned 6.20%, outperforming its benchmark, the Lehman Global Aggregate Index Hedged into USD, which returned 5.32%. This outperformance was partly due to the Fund’s active currency management, thanks to long US dollar positions against the Euro, the yen, the Canadian and Australian dollars and the Swiss franc. Sector allocation was the other significant contributor to relative performance thanks to the Fund’s overweight allocations to emerging market, high yield and investment grade corporate bonds. The focus on the financial sector, which outperformed industrial and utility sectors, enhanced relative returns. These gains were partially offset by the adverse impact of the Fund’s underweight duration positioning as government yields continued to decline and by its underweight to peripheral euro-zone bonds, which outperformed core markets.

Emerging Market Bond Strategies

For the twelve months ended October 31, 2014, emerging market dollar-pay bonds enjoyed strong performance. Both sovereign and corporate bonds benefitted from spread tightening in addition to the favorable U.S. Treasury backdrop. Local currency bonds fared worse; in several countries, currency depreciation against the U.S. dollar exceeded price and yield compensation. While credit fundamentals remained generally healthy, investors differentiated emerging markets based on monetary policy, external vulnerability and commitment to, or the lack of, structural reforms. A heavy election calendar yielded few surprises, while geopolitical risk, predominantly centered on Russia and Ukraine, had limited spillover effects.

Annual Report	3

Management Discussion & Analysis continued

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 7.53%, the Fund’s Adviser Class (PYEWX) returned 7.32%, and the Fund’s Institutional Class (PYEIX) returned 7.64% for the fiscal year ended October 31, 2014. The Fund’s benchmark, the JP Morgan Emerging Market Bond Index Global Diversified, returned 8.55% for the same period. The Fund is overweight Latin America through Mexico, Colombia, and the Dominican Republic. It is underweight Central and Eastern Europe through Poland, Russia and Turkey. In Asia, the Fund is overweight Indonesia and Sri Lanka and underweight the Philippines. The Fund is neutral in the Middle East and Africa via an underweight to South Africa and Lebanon and an overweight in Morocco and Côte d’Ivoire. The Fund’s underperformance was due mainly to emerging market currency and local rates exposure. Long currency positions in the Brazilian real, Ghanaian cedi, Mexican peso and Costa Rican colon all detracted from performance. Long local rate positions in Brazil, Costa Rica and Ghana also detracted from performance.

The Payden Emerging Markets Local Bond Fund, Investor Class (PYELX) returned -3.84% and the Fund’s Adviser Class (PYEAX) returned -4.09% for the twelve months ended October 31, 2014. The Fund’s benchmark, the JP Morgan Global Bond Index Emerging Market Global Diversified returned -2.68% for the period. The Fund is overweight Latin America through rates in Brazil and Mexico, although underweight currency with the Brazilian real. In Emerging Europe, the Fund is overweight Polish rates, while short the Russian ruble, Turkish lira and Hungarian forint. In Asia, the Fund is overweight rates and currency in India and Indonesia, while underweight Malaysian rates. In Africa, the Fund is modestly underweight South African rates and currency. The Fund’s underperformance was due mainly to currency exposure. In particular, long currency positions in the Brazilian real, Costa Rican colon and Ghanaian cedi, as well as short positions to the Turkish lira and South African rand detracted from performance.

For the period November 11, 2013 through October 31, 2014, the Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 8.31%, the Fund’s Adviser Class (PYCAX) returned 8.17%, and the Fund’s Institutional Class (PYCIX) returned 8.52%. The Fund’s benchmark, the JP Morgan Corporate Emerging Market Bond Index Broad Diversified, returned 8.10% for the same period. The Fund is overweight Latin America through Brazil and Mexico in the industrial, consumer, and financial sectors, while underweight Chile in the metals & mining sector. In Asia, the Fund is underweight through South Korea, Hong Kong and Thailand, while overweight high yield opportunities in Indonesia and in China the consumer sector. The Fund is overweight Europe through Georgia, Polish financials and Kazakh oil and gas, while underweight Russia and Turkey. Africa is an underweight with select exposures in South Africa and Nigeria. The Middle East/North Africa region is an underweight via financials and telecoms, though the Fund is overweight Morocco. Underweight exposure to investment grade credits aided performance, as did security selection. Specifically, underweights in Qatar, South Korea, Colombia, Russia, and China were beneficial. An overweight to higher yielding corporates added to performance, as well. Selection of Indian, Mexican, Indonesian, Colombian and Brazilian credits across the curve helped performance. Out-of-benchmark allocations to quasi and sovereign obligations of Georgia, Costa Rica and Sri Lanka also outperformed. The Funds use currency forward contracts to manage risk and express fundamental views. The Funds use U.S. Treasury futures to manage interest rate risk in times of market volatility.

U.S. Equity Strategy

The U.S. equity markets posted strong positive returns for the fiscal year ended October 31, 2014, as steady growth in corporate profits, increased mergers and acquisition activity, and continued low interest rates lifted the broad US stock market to record highs. November 2013 began on a positive note as better than expected macroeconomic data lifted stock prices. The market rally continued to year-end, despite the Federal Reserve Board’s December decision to taper bond purchases starting in January 2014. The New Year brought some volatility to equity investors, as profit-taking and financial stress in emerging markets led to a selloff in prices. The selloff was temporary, however, as the broad stock market quickly recovered all losses by the end of February and equity prices continued higher for the next few months. Investor sentiment remained positive in spite of weak economic data due to the severe winter storms across the U.S. and ongoing conflicts between Russia and Ukraine. The positive momentum carried through the summer as the market rally was characterized by multi-year low volatility and low trading volumes with the S&P 500 index regularly making new all-time highs. However, market volatility began to rise in late September as fears of a global economic slowdown, falling oil prices, and the spread of Ebola led stock prices lower, ultimately leading to a near 10% decline in the S&P 500 index from its peak. But a strong start to the third quarter earnings season and the passing of the quantitative easing baton from the Federal Reserve Board to the Bank of Japan helped U.S. equities close the fiscal year at record levels.

4	Payden Mutual Funds

The Payden Equity Income Fund, Investor Class (PYVLX), which is comprised of large-cap value stocks, returned 16.88% for the year ended October 31, 2014, while the Fund’s Advisor Class (PYVAX) returned 16.66%. The Fund’s SI Class (PYVSX) returned 3.94% for the period August 1, 2014 through October 31, 2014. The Fund’s benchmark, the Russell 1000 Value Index, returned 16.42% for the fiscal year ended October 31, 2014. The Fund outperformed its benchmark due to its strong security selection and allocation to other security types, such as preferred stocks, master limited partnerships, and real estate investment trusts. All security types were positive contributors to relative performance, with the strongest performance coming from master limited partnerships. The strongest areas of stock selection were in the energy and materials sectors, while the weakest area was in the health care sector. Strong individual performers were pipeline companies Williams Companies and Targa Resources.

Annual Report	5

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Portfolio Highlights & Investments

Investment Abbreviations

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FHR - Freddie Mac REMICS

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

FNW - Fannie Mae Whole Loan

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNMA - Government National Mortgage Association (Ginnie Mae)

GNR - Ginnie Mae REMICS

NCUA - National Credit Union Administration

Annual Report	7

Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of value
U.S. Government Agency	56%
Repurchase Agreement	31%
Commercial Paper	7%
U.S. Treasury	5%
Cash equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)

Commercial Paper (7%)
6,984,000	Inter-American Development Bank,
	2.25%, 7/15/15 (a)	$7,082
10,000,000	International Bank for Reconstruction &
	Development, 0.15%, 1/14/15 (b)	10,000
10,000,000	Private Export Funding Corp.,
	0.25%, 11/10/14 (a)	9,999
10,000,000	World Bank Discount Notes,
	0.09%, 1/12/15 (a)	9,998

Total Commercial Paper (Cost - $37,079)		37,079

U.S. Government Agency (56%)
15,000,000	FFCB, 0.10%, 4/06/15 (b)	14,999
10,000,000	FFCB, 0.13%, 11/26/14 (b)	10,000
10,000,000	FFCB, 0.18%, 6/26/15 (b)	10,006
5,000,000	FFCB Disc Note, 0.00%, 12/30/14 (a)	4,999
25,000,000	FHLB, 0.09%, 11/25/14 (b)	25,000
10,000,000	FHLB, 0.13%, 10/09/15 (b)	10,002
20,000,000	FHLB Disc Note, 0.05%, 1/02/15 (a)	19,998
1,140,000	FHLB Disc Note, 0.07%, 3/18/15 (a)	1,140
5,200,000	FHLB Disc Note, 0.08%, 11/28/14 (a)	5,200
1,134,000	FHLB Disc Note, 0.08%, 3/30/15 (a)	1,134
3,500,000	FHLB Disc Note, 0.09%, 12/03/14 (a)	3,500
2,800,000	FHLB Disc Note, 0.09%, 12/09/14 (a)	2,800
15,000,000	FHLB Disc Note, 0.10%, 2/06/15 (a)	14,996
14,800,000	FHLB Disc Note, 0.12%, 3/25/15 (a)	14,793
4,350,000	FHLMC, 0.15%, 12/05/14 (b)	4,350
1,307,000	FHLMC Disc Note, 0.07%, 11/12/14 (a)	1,307
10,000,000	FHLMC Disc Note, 0.08%, 11/03/14 (a)	10,000
6,800,000	FHLMC Disc Note, 0.09%, 4/15/15	6,797
8,000,000	FHLMC Disc Note, 0.10%, 1/16/15 (a)	7,998
15,700,000	FHLMC Disc Note, 0.13%, 7/22/15 (a)	15,685
5,000,000	FHLMC Disc Note, 0.14%, 6/11/15 (a)	4,996
20,000,000	FHLMC Disc Note, 0.36%, 11/17/14 (a)	19,999
5,000,000	FNMA, 0.50%, 5/27/15	5,010
16,666,000	FNMA Disc Note, 0.07%, 11/05/14 (a)	16,666
20,000,000	FNMA Disc Note, 0.07%, 11/12/14 (a)	19,999
1,325,000	FNMA Disc Note, 0.07%, 11/26/14 (a)	1,325
20,000,000	FNMA Disc Note, 0.07%, 4/27/15 (a)	19,993

Principal or Shares	Security Description	Value (000)

2,100,000	FNMA Disc Note, 0.09%, 4/15/15 (a)	$2,099

Total U.S. Government Agency (Cost - $274,791)		274,791

U.S. Treasury (5%)
15,000,000	U.S. Treasury Note, 0.07%, 1/31/16 (b)	15,000
10,000,000	U.S. Treasury Note, 0.09%, 4/30/16 (b)	10,000

Total U.S. Treasury (Cost - $25,000)		25,000

Investment Company (1%)
3,712,588	Dreyfus Treasury Cash Management Fund (Cost - $3,713)	3,713

Repurchase Agreement (31%)
60,000,000	Barclays Capital Tri Party, 0.05% (c)	60,000
60,000,000	Goldman Sachs Tri Party, 0.07% (d)	60,000
30,000,000	RBC Capital Tri Party, 0.10% (e)	30,000

Total Repurchase Agreement (Cost - $150,000)		150,000

Total (Cost - $490,583) (100%)		490,583

Other Assets, net of Liabilities (0%)		83

Net Assets (100%)		$490,666

(a)	Yield to maturity at time of purchase.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014.
(c)	The repurchase agreement dated 10/31/2014 is collateralized by the following securities:

Barclays Capital Tri Party
74,516,736	FNMA, maturity from Jul 19-Oct 44, yielding from 2.00%-8.00%	$39,726
45,740,315	FMAC, maturity from Oct 21-Jul 48, yielding from 2.50%-6.50%	22,074
Total Collateral Value of Barclays Capital		$61,800

8	Payden Mutual Funds

(d)	The repurchase agreement dated 10/31/2014 is collateralized by the following securities:

Goldman Sachs Tri Party
68,399,273	GNMA, maturity from Sep 41-Oct 44, yielding 4.00%	$61,200

(e)	The repurchase agreement dated 10/31/2014 is collateralized by the following securities:

RBC Capital Tri Party
39,224,307	FNMA, maturity from May 25-Oct 44, yielding from 2.50%-4.00%	$30,600

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows: (000s)

Repurchase Agreement

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$150,000
Non-cash Collateral	(90,000)

Net Amount	$60,000

See notes to financial statements.

Annual Report	9

Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of value
Corporate	48%
Asset Backed	18%
U.S. Treasury	13%
Mortgage Backed	10%
U.S. Government Guaranteed	2%
Other	9%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2014
Principal or Shares	Security Description	Value (000)

Asset Backed (19%)
1,400,000	Ally Master Owner Trust, 0.60%, 2/15/18	$ 1,402
1,600,000	Ally Master Owner Trust, 0.60%, 4/15/18	1,603
685,894	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	682
2,500,000	Apidos CLO 144A, 1.38%, 4/15/25 (a)	2,447
837,247	AUTO ABS, 1.11%, 5/25/24 EUR (b)	1,055
3,050,000	Babson CLO Ltd. 144A, 1.33%, 4/20/25 (a)	2,991
28,065	Bumper 5 UK Finance PLC, 1.90%, 6/20/22
	GBP (b)	45
330,000	Capital Auto Receivables Asset Trust,
	1.29%, 4/20/18	331
340,000	Capital Auto Receivables Asset Trust,
	1.74%, 10/22/18	341
950,000	Capital Auto Receivables Asset Trust / Ally,
	0.68%, 5/20/16	951
1,400,000	Cent CLO LP 144A, 1.35%, 7/23/25 (a)	1,364
1,500,000	Chase Issuance Trust, 0.40%, 4/15/19	1,492
713,117	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	714
1,082,697	Colony American Homes 2014-2 144A,
	1.10%, 7/17/31 (a)	1,073
472,499	Compartment VCL 16, 0.28%, 7/21/18 EUR (b)	592
2,640,000	Dryden XXII Senior Loan Fund 144A,
	1.33%, 8/15/25 (a)	2,577
377,017	E-Carat SA, 1.26%, 7/18/20 EUR (b)	473
2,200,000	Golden Credit Card Trust 144A,
	0.60%, 7/17/17 (a)	2,204
900,000	Gracechurch Card Funding PLC 144A,
	0.81%, 2/15/17 EUR (a)(b)	1,130
1,250,000	Gracechurch Card Funding PLC 144A,
	0.85%, 2/15/17 (a)	1,252
1,100,000	Great America Leasing Receivables 144A,
	0.78%, 6/15/16 (a)	1,101
1,308,098	GSAMP Trust 2004-SEA2, 0.80%, 3/25/34	1,310
1,922,063	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	1,923

Principal or Shares	Security Description	Value (000)

3,000,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.15%, 6/17/31 (a)	$ 2,980
1,900,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.25%, 9/17/31 (a)	1,896
224,508	Long Beach Mortgage Loan Trust,
	6.25%, 8/25/33	192
1,740,000	Madison Park Funding XIII Ltd. 144A,
	1.68%, 1/19/25 (a)	1,727
524,774	Motor 2013-1 PLC, 1.11%, 2/25/21 GBP (b)	842
813,442	Nelnet Student Loan Trust 2014-2A 144A,
	0.43%, 6/25/21 (a)	813
3,950,000	Nissan Master Owner Trust Receivables,
	0.45%, 2/15/18	3,951
3,200,000	Oaktree Enhanced Income Funding Ltd. 144A,
	1.43%, 7/20/23 (a)	3,161
3,700,000	Octagon Investment Partners XIX Ltd. 144A,
	1.75%, 4/15/26 (a)	3,688
1,042,325	Option One Mortgage Loan Trust 2005-4
	Asset-Backed Certificates Series 2005-4,
	0.41%, 11/25/35	1,030
800,000	Penarth Master Issuer PLC, 1.55%, 12/18/16
	GBP (b)	1,282
1,661,767	Santander Drive Auto Receivables Trust 2014-1,
	0.66%, 6/15/17	1,662
2,300,000	SLM Student Loan Trust, 0.47%, 4/25/17	2,299
2,000,000	Synchrony Credit Card Master Note Trust,
	1.03%, 1/15/18	2,002
1,500,000	Trade MAPS 1 Ltd. 144A, 0.85%, 12/10/18 (a)	1,501
2,530,000	Tyron Park CLO Ltd. 144A, 1.35%, 7/15/25 (a)	2,476
145,000	Westlake Automobile Receivables Trust 2014-2
	144A, 0.35%, 10/15/15 (a)	145
Total Asset Backed (Cost - $61,304)		60,700

Bank Loans(c) (1%)
847,500	Activision Blizzard Inc. Term Loan B 1L,
	3.25%, 10/11/20	848

10	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

970,000	Aramark Corp. Term Loan E 1L, 3.25%, 9/07/19	$959
990,000	FMG Resources Ltd. Term Loan B 1L,
	4.25%, 6/30/19	968
1,196,967	General Nutrition Co. Inc. Term Loan B 1L,
	3.25%, 3/04/19	1,171
Total Bank Loans (Cost - $4,005)		3,946

Corporate Bond (51%)
1,500,000	Abbey National Treasury Services PLC/Stamford CT, 0.74%, 3/13/17	1,506
600,000	Actavis Funding SCS 144A, 1.30%, 6/15/17 (a)	591
980,000	AES Corp./VA, 3.23%, 6/01/19	977
1,550,000	Air Lease Corp., 4.50%, 1/15/16	1,604
1,000,000	Aircastle Ltd., 6.75%, 4/15/17	1,075
750,000	Allied Irish Banks PLC, 2.88%, 11/28/16
	EUR (b)	963
1,000,000	Ally Financial Inc., 3.50%, 7/18/16	1,019
1,240,000	American Express Co., 0.82%, 5/22/18 (d)	1,247
1,610,000	Amgen Inc., 0.61%, 5/22/17	1,614
400,000	Anglo American Capital PLC 144A,
	1.18%, 4/15/16 (a)	402
780,000	ANZ New Zealand International Ltd./London
	144A, 0.75%, 4/27/17 (a)	782
710,000	ANZ New Zealand International Ltd./London
	144A, 1.13%, 3/24/16 (a)	714
1,500,000	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC, 2.00%, 2/06/17 (d)	1,466
1,000,000	ArcelorMittal, 4.25%, 8/05/15	1,020
1,500,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	1,474
1,000,000	Ashland Inc., 3.00%, 3/15/16	1,015
1,210,000	Australia & New Zealand Banking Group Ltd.,
	0.79%, 5/15/18	1,216
440,000	AutoZone Inc., 1.30%, 1/13/17	441
1,600,000	Bank Nederlandse Gemeenten 144A,
	0.63%, 7/18/16 (a)	1,601
1,600,000	Bank of America Corp., 0.78%, 5/02/17	1,585
700,000	Bank of America Corp., 1.70%, 8/25/17 (d)	701
160,000	Bank of America Corp., 3.88%, 3/22/17	169
750,000	Bank of Ireland, 2.75%, 6/05/16 EUR (b)	962
700,000	Bank of Montreal, 0.83%, 4/09/18	705
670,000	Bank of New York Mellon Corp.,
	0.79%, 8/01/18	674
770,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (a)	767
930,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (a)	927
1,300,000	Banque Federative du Credit Mutuel SA 144A,
	1.08%, 10/28/16 (a)	1,312
600,000	Banque Federative du Credit Mutuel SA,
	1.16%, 5/16/16 GBP (b)(d)	964
1,720,000	Barclays Bank PLC, 0.81%, 2/17/17	1,725
1,000,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	1,088
1,350,000	Bell Aliant Regional Communications LP,
	1.80%, 4/22/16 CAD (b)	1,199
1,650,000	BMW Canada Inc., 2.64%, 8/10/15 CAD (b)	1,476
1,570,000	BNP Paribas SA, 0.82%, 12/12/16	1,576
210,000	BP Capital Markets PLC, 0.74%, 5/10/18	211

Principal or Shares	Security Description	Value (000)

570,000	BP Capital Markets PLC, 0.87%, 9/26/18	$574
830,000	BPCE SA, 1.08%, 2/10/17	838
710,000	BPCE SA, 1.48%, 4/25/16	720
1,500,000	Branch Banking & Trust Co., 0.55%, 9/13/16	1,498
300,000	British Telecommunications PLC,
	1.25%, 2/14/17	299
350,000	Cameron International Corp., 1.40%, 6/15/17	350
860,000	Capital One NA/Mclean VA, 1.50%, 9/05/17	858
1,540,000	CareFusion Corp., 1.45%, 5/15/17	1,538
430,000	Carnival Corp., 1.20%, 2/05/16	431
610,000	Caterpillar Financial Services Corp.,
	1.25%, 8/18/17	610
400,000	Chesapeake Energy Corp., 3.48%, 4/15/19	401
800,000	Cisco Systems Inc., 0.73%, 3/01/19	806
1,000,000	CIT Group Inc., 4.25%, 8/15/17	1,030
2,225,000	Citigroup Inc., 0.50%, 6/09/16 (d)	2,207
97,000	Citigroup Inc., 1.25%, 1/15/16	97
750,000	Citigroup Inc., 1.44%, 11/30/17 EUR (b)	941
1,630,000	Citigroup Inc., 1.55%, 8/14/17 (d)	1,627
1,000,000	CNH Capital LLC, 3.88%, 11/01/15	1,018
600,000	CNOOC Nexen Finance 2014 ULC,
	1.63%, 4/30/17	601
600,000	CNPC General Capital Ltd. 144A,
	1.13%, 5/14/17 (a)	601
940,000	Compass Bank, 1.85%, 9/29/17	944
230,000	Computer Sciences Corp., 2.50%, 9/15/15	233
1,600,000	ConAgra Foods Inc., 0.60%, 7/21/16	1,600
170,000	ConAgra Foods Inc., 1.35%, 9/10/15	171
980,000	Credit Agricole SA 144A, 1.08%, 10/03/16 (a)	988
1,090,000	Credit Agricole SA/London 144A,
	1.03%, 4/15/19 (a)	1,098
1,090,000	Credit Agricole SA/London 144A,
	1.39%, 4/15/16 (a)	1,103
850,000	Credit Suisse/New York NY, 0.72%, 5/26/17 (d)	853
800,000	Daimler Finance North America LLC 144A,
	1.38%, 8/01/17 (a)	799
440,000	DCP Midstream Operating LP, 3.25%, 10/01/15	450
965,000	Digital Realty Trust LP, 4.50%, 7/15/15 (d)	981
1,000,000	DISH DBS Corp., 7.13%, 2/01/16	1,066
1,270,000	Dominion Resources Inc./VA, 1.25%, 3/15/17	1,269
450,000	Duke Energy Corp., 0.61%, 4/03/17	452
1,000,000	E*TRADE Financial Corp., 6.00%, 11/15/17	1,030
1,340,000	Electricite de France 144A, 0.69%, 1/20/17 (a)	1,345
350,000	Enbridge Inc., 0.68%, 6/02/17	350
600,000	Enbridge Inc., 0.89%, 10/01/16 (d)	603
650,000	Enbridge Inc., 1.72%, 3/13/17 CAD (b)	578
200,000	ERAC USA Finance LLC 144A,
	1.40%, 4/15/16 (a)	201
800,000	Fifth Third Bank/Cincinnati OH,
	1.15%, 11/18/16	802
1,000,000	FMG Resources August 2006 Pty Ltd. 144A,
	6.00%, 4/01/17 (a)(d)	1,023
1,350,000	FMS Wertmanagement AoeR,
	0.63%, 1/30/17 (d)	1,346
1,300,000	FMS Wertmanagement AoeR, 1.13%, 9/05/17	1,304
1,460,000	Ford Motor Credit Co. LLC, 1.06%, 3/12/19	1,462
610,000	Ford Motor Credit Co. LLC, 1.48%, 5/09/16	618
700,000	Ford Motor Credit Co. LLC, 5.63%, 9/15/15	729
300,000	GATX Corp., 1.25%, 3/04/17	299

Annual Report	11

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

800,000	GE Capital UK Funding, 0.72%, 3/20/17
	GBP (b)	$ 1,276
1,000,000	General Motors Financial Co. Inc.,
	2.75%, 5/15/16 (d)	1,016
860,000	Glencore Finance Canada Ltd. 144A,
	2.05%, 10/23/15 (a)	868
1,970,000	Glencore Funding LLC 144A, 1.59%, 1/15/19 (a)	2,003
1,930,000	Goldman Sachs Group Inc., 1.33%, 11/15/18	1,952
1,200,000	HBOS PLC, 0.97%, 9/01/16 EUR (b)	1,500
290,000	Healthcare Realty Trust Inc., 6.50%, 1/17/17	321
400,000	Hess Corp., 1.30%, 6/15/17	398
1,390,000	Hewlett-Packard Co., 1.17%, 1/14/19	1,386
980,000	HSBC Bank PLC 144A, 0.87%, 5/15/18 (a)	989
620,000	HSBC USA Inc., 1.12%, 9/24/18	630
550,000	Huntington National Bank, 1.30%, 11/20/16	551
300,000	Huntington National Bank, 1.35%, 8/02/16	302
990,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (a)	991
800,000	Jackson National Life Global Funding 144A,
	1.25%, 2/21/17 (a)	799
170,000	Johnson Controls Inc., 1.40%, 11/02/17	169
1,260,000	JPMorgan Chase & Co., 0.75%, 2/15/17	1,264
900,000	JPMorgan Chase & Co., 1.07%, 5/30/17 GBP (b)	1,423
760,000	JPMorgan Chase & Co., 1.13%, 1/25/18 (d)	770
900,000	Kroger Co., 0.76%, 10/17/16 (d)	902
370,000	L-3 Communications Corp., 1.50%, 5/28/17	368
1,640,000	Macquarie Bank Ltd. 144A, 0.86%, 10/27/17 (a)	1,640
1,600,000	Macquarie Bank Ltd. 144A,
	1.65%, 3/24/17 (a)(d)	1,605
1,590,000	Macquarie Group Ltd. 144A, 1.23%, 1/31/17 (a)	1,607
1,300,000	Martin Marietta Materials Inc. 144A,
	1.33%, 6/30/17 (a)	1,306
640,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (a)	640
600,000	Mizuho Bank Ltd. 144A, 0.66%, 4/16/17 (a)	601
820,000	Mizuho Bank Ltd. 144A, 0.68%, 9/25/17 (a)(d)	820
1,570,000	Morgan Stanley, 0.97%, 7/23/19 (d)	1,567
670,000	Morgan Stanley, 1.51%, 4/25/18	686
900,000	New York Life Funding, 5.13%, 2/03/15
	GBP (b)	1,456
1,130,000	Nissan Motor Acceptance Corp. 144A,
	1.00%, 3/15/16 (a)	1,131
1,360,000	Nomura Holdings Inc., 1.68%, 9/13/16	1,385
1,310,000	Nordea Bank AB 144A, 0.88%, 5/13/16 (a)	1,311
1,000,000	NXP BV / NXP Funding LLC 144A,
	3.50%, 9/15/16 (a)	1,018
270,000	PACCAR Financial Corp., 0.83%, 12/06/18	272
555,000	Pacific Life Funding LLC, 5.13%, 1/20/15
	GBP (b)	895
560,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 3/15/16 (a)	571
700,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.13%, 5/11/15 (a)	708
600,000	Perrigo Co. PLC 144A, 1.30%, 11/08/16 (a)	599
840,000	Petrobras Global Finance BV, 1.85%, 5/20/16	842
740,000	Petrobras Global Finance BV, 2.59%, 3/17/17	744
1,000,000	Petroleos Mexicanos, 4.88%, 3/15/15	1,015
820,000	QBE Insurance Group Ltd., 6.13%, 9/28/15
	GBP (b)(e)	1,365

Principal or Shares	Security Description	Value (000)

500,000	RCI Banque SA, 0.98%, 4/07/15 EUR (b)	$ 625
650,000	Rogers Communications Inc., 1.87%, 3/13/17
	CAD (b)	577
1,690,000	Royal Bank of Scotland Group PLC,
	1.17%, 3/31/17	1,697
1,310,000	Royal Bank of Scotland Group PLC,
	2.55%, 9/18/15	1,329
1,000,000	Sabine Pass LNG LP, 7.50%, 11/30/16	1,078
360,000	SABMiller Holdings Inc. 144A,
	0.92%, 8/01/18 (a)	363
660,000	Seagate HDD Cayman 144A,
	3.75%, 11/15/18 (a)	681
1,200,000	Shaw Communications Inc., 1.97%, 2/01/16
	CAD (b)	1,066
630,000	Sinopec Capital 2013 Ltd. 144A,
	1.25%, 4/24/16 (a)	629
1,200,000	Societe Generale SA, 1.32%, 10/01/18	1,221
1,300,000	Southern Gas Networks PLC, 0.85%, 10/21/15
	GBP (b)	2,072
1,600,000	Standard Chartered PLC 144A,
	0.57%, 9/08/17 (a)	1,599
700,000	Statoil ASA, 0.69%, 11/08/18	705
740,000	Sumitomo Mitsui Banking Corp.,
	0.66%, 1/10/17	741
800,000	Sumitomo Mitsui Banking Corp.,
	1.12%, 3/18/16 GBP (b)	1,284
920,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (a)	921
2,000,000	SunTrust Bank/Atlanta GA, 0.67%, 2/15/17	2,003
1,005,000	Synchrony Financial, 1.88%, 8/15/17	1,009
1,000,000	Telecom Italia Capital SA, 5.25%, 10/01/15	1,034
800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (a)	801
330,000	Thermo Fisher Scientific Inc., 1.30%, 2/01/17 (d)	330
300,000	Thomson Reuters Corp., 1.30%, 2/23/17	300
770,000	Thomson Reuters Corp., 1.65%, 9/29/17	773
1,310,000	Toronto-Dominion Bank, 0.78%, 4/30/18	1,319
670,000	Total Capital International SA, 0.80%, 8/10/18	677
310,000	TransAlta Corp., 1.90%, 6/03/17	310
460,000	TSMC Global Ltd. 144A, 0.95%, 4/03/16 (a)	461
1,400,000	UBS AG/Stamford CT, 1.38%, 8/14/17	1,396
580,000	Union Bank NA, 0.99%, 9/26/16	585
300,000	Ventas Realty LP, 1.25%, 4/17/17	300
430,000	Ventas Realty LP, 1.55%, 9/26/16	434
2,200,000	Verizon Communications Inc.,
	0.63%, 6/09/17 (d)	2,202
210,000	Verizon Communications Inc., 1.00%, 6/17/19	212
850,000	Verizon Communications Inc., 1.98%, 9/14/18	890
1,460,000	Volkswagen Group of America Finance LLC
	144A, 0.60%, 5/23/17 (a)(d)	1,462
9,200,000	Volvo Treasury AB, 1.70%, 6/03/16 SEK (b)	1,258
570,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (a)	572
1,500,000	Wells Fargo & Co., 0.53%, 6/02/17	1,498
210,000	Wells Fargo & Co., 0.86%, 4/23/18	211
600,000	Wells Fargo & Co., 1.40%, 9/08/17 (d)	600
1,120,000	Western Union Co., 1.23%, 8/21/15	1,125
1,090,000	Westpac Banking Corp., 0.56%, 5/19/17	1,090
400,000	Whirlpool Corp., 1.65%, 11/01/17	400
400,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (a)	402

12	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

410,000	Xcel Energy Inc., 0.75%, 5/09/16	$ 410

Total Corporate Bond (Cost - $162,371)		161,824

FDIC Guaranteed (1%)
189,385	FDIC Structured Sale Guaranteed Notes 144A, 0.70%, 2/25/48 (a)	190
1,899,709	FDIC Structured Sale Guaranteed Notes 144A, 0.88%, 12/04/20 (a)	1,914

Total FDIC Guaranteed (Cost - $2,089)		2,104

Foreign Government (2%)
1,600,000	Instituto de Credito Oficial 144A,
	1.13%, 4/01/16 (a)	1,608
260,000,000	Japan Government Two Year Bond,
	0.10%, 1/15/15 JPY (b)	2,315
1,600,000	Province of New Brunswick Canada,
	1.41%, 8/01/19 CAD (b)	1,420

Total Foreign Government (Cost - $5,491)		5,343

Mortgage Backed (10%)
242,562	Asset Backed Funding Certificates,
	0.77%, 4/25/34	240
42,345	Bear Stearns ALT-A Trust, 2.42%, 3/25/34	41
2,400,000	BLCP Hotel Trust 2014-CLRN 144A,
	1.10%, 8/15/29 (a)	2,406
1,454,420	Connecticut Avenue Securities, 1.75%, 1/25/24	1,454
1,261,741	Connecticut Avenue Securities Series,
	2.15%, 10/25/23	1,271
103,310	Credit Suisse Mortgage Capital Certificates
	144A, 1.15%, 2/27/47 (a)	103
1,770,000	Del Coronado Trust 144A, 0.95%, 3/15/26 (a)	1,767
2,118,242	Extended Stay America Trust 144A,
	0.96%, 12/05/31 (a)	2,115
1,270,444	Fannie Mae Connecticut Avenue Securities,
	1.10%, 5/25/24	1,250
2,907,803	Fannie Mae Connecticut Avenue Securities,
	1.35%, 7/25/24	2,880
474,825	FH 1B2612 ARM, 2.37%, 11/01/34	507
212,257	FH 847515 ARM, 2.43%, 2/01/34	227
49,430	FHLMC Structured Pass Through Securities,
	3.61%, 2/27/15	49
85,075	FN 708229 ARM, 2.00%, 4/01/33	91
1,638,742	FN 784365 ARM, 1.93%, 5/01/34	1,731
1,401,517	FN 870542 ARM, 2.14%, 3/01/36	1,495
83,978	FN 878544 ARM, 2.48%, 3/01/36	90
422,552	FN 889821 ARM, 2.21%, 12/01/36	451
1,141,763	FN 906140 ARM, 2.33%, 1/01/37	1,219
430,845	FN AD0079 ARM, 2.25%, 11/01/35	461
904,608	FN AL0502 ARM, 3.01%, 6/01/41	956
693,597	Fosse Master Issuer PLC 144A,
	1.63%, 10/18/54 (a)	701
783,154	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.15%, 2/25/24	776
285,634	GNR 2002-48 FT, 0.35%, 12/16/26	286
850,000	Granite Master Issuer PLC, 1.01%, 12/17/54	829
742,263	Harborview Mortgage Loan Trust,
	2.75%, 1/19/35	719
1,260,000	Hilton USA Trust 2013-HLF 144A,
	1.15%, 11/05/30 (a)	1,261

Principal or Shares	Security Description	Value (000)

179,434	MASTR Asset Securitization Trust,
	5.00%, 7/25/19	$ 182
1,006,828	Motel 6 Trust 144A, 1.50%, 10/05/25 (a)	1,006
181,087	Sequoia Mortgage Trust, 0.96%, 10/20/27	178
920,646	Sequoia Mortgage Trust, 1.45%, 2/25/43	872
991,925	Sequoia Mortgage Trust, 1.55%, 4/25/43	932
354,662	Sequoia Mortgage Trust, 2.87%, 1/25/42	357
1,055,589	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (a)	1,054
466,269	Springleaf Mortgage Loan Trust 144A,
	1.57%, 12/25/59 (a)	467
490,604	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)	491
710,025	Springleaf Mortgage Loan Trust 144A,
	1.87%, 9/25/57 (a)	710
277,021	Structured Adjustable Rate Mortgage Loan Trust, 2.42%, 9/25/34	277
793,048	Structured Agency Credit Risk Debt Notes,
	1.60%, 11/25/23	792
130,140	Structured Asset Mortgage Investments Inc.,
	3.59%, 7/25/32	135

Total Mortgage Backed (Cost - $32,869)		32,829

Municipal (1%)
750,000	Beaver County Industrial Development
	Authority, 3.38%, 1/01/35	763
260,000	California Earthquake Authority,
	1.19%, 7/01/16	261
520,000	South Carolina State Public Service Authority, 1.03%, 6/01/15	520
810,000	State Board of Administration Finance Corp., 1.30%, 7/01/16	819

Total Municipal (Cost - $2,353)		2,363

NCUA Guaranteed (2%)
292,775	NCUA Guaranteed Notes Trust 2010-C1,
	1.60%, 10/29/20	295
753,418	NCUA Guaranteed Notes Trust 2010-R1,
	0.60%, 10/07/20	758
394,587	NCUA Guaranteed Notes Trust 2010-R2,
	0.53%, 11/06/17	396
2,095,672	NCUA Guaranteed Notes Trust 2010-R3,
	0.72%, 12/08/20	2,116
716,068	NCUA Guaranteed Notes Trust 2011-R1,
	0.60%, 1/08/20	720
49,070	NCUA Guaranteed Notes Trust 2011-R2,
	0.55%, 2/06/20	49
952,111	NCUA Guaranteed Notes Trust 2011-R5,
	0.53%, 4/06/20	954

Total NCUA Guaranteed (Cost - $5,264)		5,288

U.S. Treasury (13%)
7,500,000	U.S. Treasury Note, 0.25%, 5/15/16	7,491
11,000,000	U.S. Treasury Note, 0.38%, 3/31/16	11,015
4,000,000	U.S. Treasury Note, 0.38%, 5/31/16	4,003
4,000,000	U.S. Treasury Note, 0.38%, 10/31/16	3,990
4,000,000	U.S. Treasury Note, 0.50%, 8/31/16	4,006
4,000,000	U.S. Treasury Note, 0.63%, 7/15/16	4,016
3,950,000	U.S. Treasury Note, 0.75%, 1/15/17	3,963

Annual Report	13

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

70,000	U.S. Treasury Note, 0.88%, 9/15/16 (f)	$70
4,000,000	U.S. Treasury Note, 1.50%, 6/30/16 (f)	4,073
Total U.S. Treasury (Cost - $42,565)		42,627
Purchased Call Options (0%)
80	U.S. Treasury 5 Year Futures Option, 120.75, 12/26/14
	(Cost - $14)	6
Purchased Put Options (0%)
80	U.S. Treasury 5 Year Futures Option, 118, 12/26/14
	(Cost - $18)	27
Investment Company (6%)
20,346,364	Payden Cash Reserves Money Market Fund *
	(Cost - $20,346)	20,346
Total (Cost - $338,689) (106%)		337,403
Liabilities in excess of Other Assets (-6%)		(18,732)
Net Assets (100%)		$318,671

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Principal in foreign currency.
(c)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(d)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $18,425 and the total market value of the collateral held by the Fund is $18,958. Amounts in 000s.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	All or a portion of the security is pledged to cover options.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/12/2014	British Pound (Sell 8,124)	HSBC Bank USA, N.A.	$1
11/12/2014	Canadian Dollar (Sell 7,145)	Royal Bank of Canada	46
11/12/2014	Euro (Sell 6,607)	Citibank, N.A.	23
1/13/2015	Japanese Yen (Sell 260,100)	Barclays Bank PLC	87
11/12/2014	Swedish Krona (Sell 9,334)	The Royal Bank of Scotland PLC	28

			$185

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$18,425
Non-cash Collateral[2]	(18,425)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

14	Payden Mutual Funds

Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Portfolio Composition - percent of value
Corporate	61%
U.S. Treasury	11%
Asset Backed	9%
Mortgage Backed	8%
Investment Company	6%
Other	5%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2014
Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
2,127,266	American Homes 4 Rent 2014-SFR1 144A, 1.25%, 6/17/31 (a)	$2,115
6,360,000	Apidos CLO 144A, 1.38%, 4/15/25 (a)	6,225
500,000	Apidos CLO 144A, 1.93%, 4/15/25 (a)	479
3,350,000	Babson CLO Ltd. 144A, 1.33%, 4/20/25 (a)	3,285
670,000	Capital Auto Receivables Asset Trust, 1.29%, 4/20/18	671
845,000	Capital Auto Receivables Asset Trust, 1.74%, 10/22/18	848
4,555,000	CarMax Auto Owner Trust 2013-4, 1.28%, 5/15/19	4,556
4,550,000	Cent CLO LP 144A, 1.35%, 7/23/25 (a)	4,433
1,900,000	Chase Issuance Trust, 0.40%, 4/15/19	1,889
2,297,821	Colony American Homes 2014-1 144A, 1.40%, 5/17/31 (a)	2,299
2,284,590	Colony American Homes 2014-2 144A, 1.10%, 7/17/31 (a)	2,264
4,905,000	Dryden XXII Senior Loan Fund 144A, 1.33%, 8/15/25 (a)	4,788
3,140,000	Dryden XXII Senior Loan Fund 144A, 1.78%, 8/15/25 (a)	2,993
1,122,313	Enterprise Fleet Financing LLC 144A, 1.14%, 11/20/17 (a)	1,123
500,000	Great America Leasing Receivables 144A, 1.83%, 6/17/19 (a)	498
2,378,359	GSAMP Trust, 0.80%, 3/25/34	2,381
2,681,032	Invitation Homes 2013-SFR1 Trust 144A, 1.40%, 12/17/30 (a)	2,683
4,020,000	Invitation Homes 2014-SFR2 Trust 144A, 1.25%, 9/17/31 (a)	4,011
905,086	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (a)	1,002
6,000,000	Oaktree Enhanced Income Funding Ltd. 144A, 1.43%, 7/20/23 (a)	5,926
3,900,000	Octagon Investment Partners XIX Ltd. 144A, 1.75%, 4/15/26 (a)	3,888

Principal or Shares	Security Description	Value (000)

3,675,000	Octagon Investment Partners XIX Ltd. 144A, 2.23%, 4/15/26 (a)	$3,560
3,346,732	Santander Drive Auto Receivables Trust 2011-1, 3.11%, 5/16/16	3,360
811,000	Toyota Auto Receivables 2013-A Owner Trust, 0.55%, 1/17/17	812
4,250,000	Trade MAPS 1 Ltd. 144A, 0.85%, 12/10/18 (a)	4,253
2,085,000	Tyron Park CLO Ltd. 144A, 1.35%, 7/15/25 (a)	2,041
4,215,000	Tyron Park CLO Ltd. 144A, 1.78%, 7/15/25 (a)	4,025
265,774	VOLT XIX LLC 144A, 3.63%, 4/25/55 (a)	267
1,009,062	VOLT XX LLC 144A, 3.63%, 3/25/54 (a)	1,015
1,045,142	VOLT XXI LLC 144A, 3.63%, 11/25/53 (a)	1,049
1,038,851	VOLT XXII LLC 144A, 3.63%, 10/27/53 (a)	1,043
1,264,179	VOLT XXIV LLC 144A, 3.25%, 11/25/53 (a)	1,269
Total Asset Backed (Cost - $81,709)		81,051
Bank Loans(b) (2%)
2,860,313	Activision Blizzard Inc. Term Loan B 1L, 3.25%, 10/11/20	2,864
2,970,000	American Builders & Contractors Supply Co. Inc. Term Loan B1 IL, 3.50%, 4/16/20	2,912
800,000	Asurion LLC Term Loan B3 1L, 3.75%, 3/03/17	796
3,341,091	CDW LLC/CDW Finance Corp. Term Loan B 1L, 3.50%, 4/29/20	3,276
2,937,500	Dole Food Co. Inc. Term Loan B 1L, 4.50%, 11/01/18	2,931
4,373,916	General Nutrition Co. Inc. Term Loan B 1L, 3.25%, 3/26/19	4,279
513,500	HJ Heinz Co. Term Loan B2 1L, 3.50%, 6/05/20	511
2,969,849	Starwood Property Trust Inc. Term Loan 1L, 3.50%, 4/19/20	2,903
Total Bank Loans (Cost - $20,789)		20,472
Corporate Bond (65%)
2,923,000	Abbey National Treasury Services PLC,
	1.38%, 3/13/17	2,932

Annual Report	15

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

2,320,000	Abbey National Treasury Services PLC,
	1.65%, 9/29/17 (c)	$2,324
2,680,000	AbbVie Inc., 1.75%, 11/06/17	2,690
1,300,000	Abengoa Greenfield SA 144A, 5.50%, 10/01/19
	EUR (a)(d)	1,591
3,300,000	ABN AMRO Bank NV 144A,
	1.03%, 10/28/16 (a)	3,329
1,400,000	Actavis Funding SCS 144A, 1.30%, 6/15/17 (a)	1,379
2,210,000	AES Corp./VA, 3.23%, 6/01/19	2,204
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (a)	1,197
5,200,000	Air Lease Corp., 4.50%, 1/15/16	5,382
1,565,000	Alliance Data Systems Corp. 144A,
	5.25%, 12/01/17 (a)	1,620
1,725,000	Allied Irish Banks PLC, 2.88%, 11/28/16
	EUR (c)(d)	2,214
2,110,000	Ally Financial Inc., 3.25%, 9/29/17 (c)	2,131
3,100,000	American Express Co., 0.82%, 5/22/18 (c)	3,118
2,090,000	American Express Credit Corp., 1.13%, 6/05/17	2,081
880,000	American International Group Inc.,
	2.38%, 8/24/15	891
3,360,000	Amgen Inc., 1.25%, 5/22/17	3,339
1,000,000	Anglo American Capital PLC 144A,
	1.18%, 4/15/16 (a)	1,004
3,050,000	Anheuser-Busch InBev Finance Inc.,
	0.80%, 1/15/16	3,056
1,460,000	ANZ New Zealand International Ltd./London
	144A, 1.13%, 3/24/16 (a)	1,468
1,890,000	ANZ New Zealand International Ltd./London
	144A, 1.40%, 4/27/17 (a)	1,892
1,750,000	AP Moeller - Maersk A/S 144A,
	2.55%, 9/22/19 (a)	1,767
3,500,000	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC, 2.00%, 2/06/17 (c)	3,420
1,850,000	ArcelorMittal, 4.25%, 8/05/15	1,887
1,520,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	1,493
1,270,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 4.25%, 1/15/22
	EUR (a)(d)	1,556
585,000	Ashland Inc., 3.00%, 3/15/16	594
2,130,000	Ashland Inc., 3.88%, 4/15/18	2,175
1,650,000	Astoria Financial Corp., 5.00%, 6/19/17	1,773
2,320,000	AT&T Inc., 0.62%, 2/12/16 (c)	2,326
3,050,000	Australia & New Zealand Banking Group Ltd.,
	0.79%, 5/15/18	3,065
1,000,000	Australia & New Zealand Banking Group Ltd.,
	1.25%, 1/10/17	1,004
850,000	Autodesk Inc., 1.95%, 12/15/17	855
1,035,000	AutoZone Inc., 1.30%, 1/13/17 (c)	1,038
450,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 2.98%, 12/01/17	453
870,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 4.88%, 11/15/17 (c)	902
930,000	Baidu Inc., 2.25%, 11/28/17	937
3,815,000	Bank of America Corp., 1.11%, 4/01/19	3,839
1,580,000	Bank of America Corp., 1.27%, 1/15/19	1,601
3,020,000	Bank of America Corp., 1.30%, 3/22/18	3,066
1,510,000	Bank of America Corp., 1.70%, 8/25/17 (c)	1,511
1,180,000	Bank of America Corp., 3.75%, 7/12/16	1,232

Principal or Shares	Security Description	Value (000)

1,725,000	Bank of Ireland, 2.75%, 6/05/16 EUR (d)	$2,211
1,500,000	Bank of Montreal, 0.83%, 4/09/18	1,510
2,480,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	0.68%, 2/26/16 (a)	2,485
1,200,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	0.84%, 9/09/16 (a)	1,205
1,750,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (a)	1,742
2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (a)	1,993
4,640,000	Banque Federative du Credit Mutuel SA 144A,
	1.08%, 10/28/16 (a)	4,683
2,510,000	Barclays Bank PLC, 0.81%, 2/17/17	2,518
1,800,000	BAT International Finance PLC 144A,
	1.40%, 6/05/15 (a)	1,808
3,500,000	BB&T Corp., 0.89%, 2/01/19	3,533
860,000	BB&T Corp., 1.60%, 8/15/17	864
5,000,000	Bear Stearns Companies LLC, 5.55%, 1/22/17 (c)	5,440
2,962,000	Bell Aliant Regional Communications LP,
	1.80%, 4/22/16 CAD (d)	2,631
3,610,000	BNP Paribas SA, 0.82%, 12/12/16	3,625
2,000,000	BNP Paribas SA, 3.60%, 2/23/16	2,071
931,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	1,002
530,000	BP Capital Markets PLC, 0.74%, 5/10/18	531
1,510,000	BP Capital Markets PLC, 0.87%, 9/26/18	1,521
2,030,000	BPCE SA, 1.48%, 4/25/16	2,059
1,550,000	BPCE SA, 1.63%, 2/10/17	1,564
600,000	British Telecommunications PLC,
	1.25%, 2/14/17	599
760,000	Cameron International Corp., 1.40%, 6/15/17	760
2,130,000	Capital One Financial Corp., 1.00%, 11/06/15	2,136
1,465,000	Capital One Financial Corp., 6.15%, 9/01/16 (c)	1,595
1,500,000	Capital One NA/Mclean VA, 1.50%, 9/05/17 (c)	1,496
5,140,000	CareFusion Corp., 1.45%, 5/15/17	5,133
800,000	Carnival Corp., 1.20%, 2/05/16	801
520,000	Carnival Corp., 1.88%, 12/15/17	519
1,760,000	Caterpillar Financial Services Corp.,
	1.00%, 11/25/16	1,768
2,210,000	Caterpillar Financial Services Corp.,
	1.00%, 3/03/17 (c)	2,206
1,310,000	Caterpillar Financial Services Corp.,
	1.25%, 8/18/17	1,309
1,780,000	CBQ Finance Ltd. 144A, 5.00%, 11/18/14 (a)	1,783
730,000	CC Holdings GS V LLC / Crown Castle GS III
	Corp., 2.38%, 12/15/17 (c)	740
2,525,000	Chrysler Group LLC / CG Co-Issuer Inc.,
	8.00%, 6/15/19 (c)	2,718
2,820,000	CIT Group Inc. 144A, 4.75%, 2/15/15 (a)	2,846
2,920,000	Citigroup Inc., 1.03%, 4/01/16	2,938
2,100,000	Citigroup Inc., 1.44%, 11/30/17 EUR (d)	2,634
3,500,000	Citigroup Inc., 1.55%, 8/14/17 (c)	3,493
1,170,000	Citigroup Inc., 4.45%, 1/10/17	1,246
2,478,000	Citigroup Inc., 5.50%, 2/15/17	2,695
1,400,000	CNOOC Finance 2013 Ltd., 1.13%, 5/09/16	1,401
1,310,000	CNOOC Nexen Finance 2014 ULC,
	1.63%, 4/30/17	1,311
1,400,000	CNPC General Capital Ltd. 144A,
	1.13%, 5/14/17 (a)	1,403
1,740,000	Compass Bank, 1.85%, 9/29/17	1,748

16	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,735,000	Computer Sciences Corp., 2.50%, 9/15/15	$1,760
610,000	ConAgra Foods Inc., 1.30%, 1/25/16	612
1,437,000	Continental Rubber of America Corp. 144A,
	4.50%, 9/15/19 (a)	1,510
3,050,000	Credit Agricole SA 144A, 1.08%, 10/03/16 (a)(c)	3,075
1,420,000	Credit Agricole SA/London 144A,
	1.03%, 4/15/19 (a)	1,430
2,390,000	Credit Agricole SA/London 144A,
	1.39%, 4/15/16 (a)	2,419
4,010,000	Credit Suisse/New York NY, 1.38%, 5/26/17	4,003
700,000	CVS Caremark Corp., 1.20%, 12/05/16	702
3,010,000	Daimler Finance North America LLC 144A,
	1.13%, 3/10/17 (a)(c)	3,004
1,800,000	Daimler Finance North America LLC 144A,
	1.38%, 8/01/17 (a)	1,797
3,500,000	DBS Bank Ltd. 144A, 0.84%, 7/15/21 (a)	3,421
2,100,000	DCP Midstream Operating LP, 2.70%, 4/01/19	2,107
1,175,000	DENTSPLY International Inc., 2.75%, 8/15/16	1,205
1,580,000	Devon Energy Corp., 1.20%, 12/15/16	1,599
3,950,000	Digital Realty Trust LP, 4.50%, 7/15/15 (c)	4,014
2,369,000	DIRECTV Holdings LLC / DIRECTV Financing
	Co. Inc., 3.13%, 2/15/16	2,435
3,400,000	Discover Bank/Greenwood DE, 2.00%, 2/21/18	3,388
2,070,000	DISH DBS Corp., 4.63%, 7/15/17 (c)	2,163
1,040,000	Duke Energy Corp., 0.61%, 4/03/17	1,044
2,600,000	Duke Realty LP, 5.50%, 3/01/16	2,749
975,000	E*TRADE Financial Corp., 6.00%, 11/15/17 (c)	1,004
2,100,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	2,264
1,020,000	Electricite de France 144A, 0.69%, 1/20/17 (a)	1,024
1,800,000	Electricite de France 144A, 1.15%, 1/20/17 (a)	1,803
800,000	Enbridge Inc., 0.68%, 6/02/17	801
1,900,000	Enbridge Inc., 0.89%, 10/01/16	1,910
1,900,000	Enbridge Inc., 1.72%, 3/13/17 CAD (d)	1,689
1,650,000	Enterprise Products Operating LLC,
	3.20%, 2/01/16	1,699
1,125,000	ERAC USA Finance LLC 144A,
	1.40%, 4/15/16 (a)	1,133
1,070,000	Express Scripts Holding Co., 1.25%, 6/02/17 (c)	1,064
585,000	Fidelity National Information Services Inc.,
	1.45%, 6/05/17	583
830,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	832
960,000	Fifth Third Bancorp, 5.45%, 1/15/17	1,042
1,600,000	FMG Resources August 2006 Pty Ltd. 144A,
	6.00%, 4/01/17 (a)(c)	1,637
3,300,000	FMS Wertmanagement AoeR,
	0.63%, 1/30/17 (c)	3,290
2,900,000	FMS Wertmanagement AoeR, 1.13%, 9/05/17	2,909
1,130,000	Ford Motor Credit Co. LLC, 1.68%, 9/08/17	1,125
1,500,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	1,548
4,000,000	Ford Motor Credit Co. LLC, 5.63%, 9/15/15	4,164
600,000	Freeport-McMoRan Copper & Gold Inc.,
	1.40%, 2/13/15	601
550,000	Freeport-McMoRan Copper & Gold Inc.,
	2.15%, 3/01/17 (c)	560
1,255,000	Freeport-McMoran Oil & Gas LLC/FCX Oil &
	Gas Inc., 6.50%, 11/15/20	1,374
1,700,000	GATX Corp., 2.50%, 7/30/19	1,705
2,170,000	General Mills Inc., 1.40%, 10/20/17	2,170

Principal or Shares	Security Description	Value (000)

1,580,000	General Motors Financial Co. Inc.,
	3.00%, 9/25/17 (c)	$1,614
4,080,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (a)	4,157
3,280,000	Glencore Funding LLC 144A, 1.59%, 1/15/19 (a)	3,334
660,000	Goldman Sachs Group Inc., 1.33%, 11/15/18	667
3,110,000	Goldman Sachs Group Inc., 1.43%, 4/30/18	3,160
1,600,000	Goldman Sachs Group Inc., 3.63%, 2/07/16	1,652
1,741,000	Goldman Sachs Group Inc., 5.63%, 1/15/17	1,889
2,000,000	Goldman Sachs Group Inc., 5.95%, 1/18/18	2,241
1,340,000	Government Properties Income Trust,
	3.75%, 8/15/19	1,363
970,000	Health Care REIT Inc., 3.63%, 3/15/16 (c)	1,005
835,000	Healthcare Realty Trust Inc., 6.50%, 1/17/17	924
2,695,000	Hertz Corp., 6.75%, 4/15/19 (c)	2,823
860,000	Hess Corp., 1.30%, 6/15/17	856
1,901,000	Hewlett-Packard Co., 1.17%, 1/14/19	1,896
2,970,000	HSBC Bank PLC 144A, 0.87%, 5/15/18 (a)	2,997
2,390,000	HSBC USA Inc., 1.12%, 9/24/18	2,429
670,000	Huntington National Bank, 0.66%, 4/24/17	670
1,410,000	Huntington National Bank, 1.30%, 11/20/16	1,413
800,000	Huntington National Bank, 1.35%, 8/02/16	805
800,000	Huntington National Bank, 1.38%, 4/24/17	798
880,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (a)	888
2,250,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (a)	2,253
1,110,000	Hyundai Capital America 144A,
	1.63%, 10/02/15 (a)	1,118
720,000	Hyundai Capital America 144A,
	3.75%, 4/06/16 (a)	746
770,000	IAC/InterActiveCorp 144A,
	4.88%, 11/30/18 (a)(c)	797
2,320,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (a)	2,497
790,000	Ingredion Inc., 3.20%, 11/01/15	808
2,820,000	International Lease Finance Corp.,
	2.18%, 6/15/16	2,820
3,200,000	International Lease Finance Corp.,
	3.88%, 4/15/18	3,216
1,800,000	Jackson National Life Global Funding 144A,
	1.25%, 2/21/17 (a)	1,799
1,750,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	1,766
2,160,000	JB Hunt Transport Services Inc., 3.38%, 9/15/15	2,212
1,600,000	John Deere Capital Corp., 1.05%, 10/11/16	1,606
2,320,000	John Deere Capital Corp., 1.13%, 6/12/17	2,316
2,600,000	JPMorgan Chase & Co., 1.07%, 5/30/17 GBP (d)	4,112
1,550,000	JPMorgan Chase & Co., 1.13%, 1/25/18 (c)	1,571
1,470,000	JPMorgan Chase & Co., 1.35%, 2/15/17 (c)	1,473
1,300,000	KeyBank NA/Cleveland OH, 5.45%, 3/03/16	1,379
1,600,000	Korea Expressway Corp. 144A,
	1.63%, 4/28/17 (a)	1,597
3,690,000	Kroger Co., 1.20%, 10/17/16	3,697
1,385,000	Kroger Co., 2.20%, 1/15/17	1,415
1,030,000	L-3 Communications Corp., 1.50%, 5/28/17	1,024
3,140,000	L-3 Communications Corp., 3.95%, 11/15/16	3,306
1,425,000	Liberty Property LP, 6.63%, 10/01/17	1,613
760,000	Lloyds Bank PLC, 2.30%, 11/27/18	766
2,070,000	Lloyds Bank PLC, 4.20%, 3/28/17 (c)	2,209

Annual Report	17

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,440,000	Macquarie Bank Ltd. 144A, 0.86%, 10/27/17 (a)	$1,440
2,570,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (a)	2,559
7,395,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	7,524
2,950,000	Macquarie Group Ltd. 144A, 1.23%, 1/31/17 (a)	2,982
870,000	Macy’s Retail Holdings Inc., 5.90%, 12/01/16 (c)	956
1,970,000	Manufacturers & Traders Trust Co.,
	1.25%, 1/30/17	1,973
2,100,000	Manufacturers & Traders Trust Co.,
	1.40%, 7/25/17	2,104
1,160,000	Marathon Oil Corp., 0.90%, 11/01/15 (c)	1,161
2,700,000	Martin Marietta Materials Inc. 144A,
	1.33%, 6/30/17 (a)	2,713
1,010,000	Masco Corp., 4.80%, 6/15/15	1,029
900,000	McKesson Corp., 1.29%, 3/10/17	899
2,000,000	Metropolitan Life Global Funding I 144A,
	0.61%, 4/10/17 (a)	2,010
1,300,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (a)(c)	1,300
700,000	Mizuho Bank Ltd. 144A, 0.68%, 9/25/17 (a)	700
1,380,000	Mizuho Bank Ltd. 144A, 1.30%, 4/16/17 (a)	1,375
1,080,000	Mizuho Bank Ltd. 144A, 1.70%, 9/25/17 (a)	1,082
2,280,000	Mobile Mini Inc., 7.88%, 12/01/20	2,468
2,195,000	Morgan Stanley, 0.97%, 7/23/19 (c)	2,190
3,780,000	Morgan Stanley, 1.51%, 4/25/18 (c)	3,868
3,000,000	Morgan Stanley, 5.45%, 1/09/17	3,257
830,000	Murphy Oil Corp., 2.50%, 12/01/17	844
810,000	Mylan Inc./PA, 1.35%, 11/29/16	812
5,830,000	Mylan Inc./PA, 1.80%, 6/24/16	5,905
3,750,000	Nabors Industries Inc., 2.35%, 9/15/16	3,809
1,520,000	National Oilwell Varco Inc., 1.35%, 12/01/17	1,512
1,015,000	NBCUniversal Enterprise Inc. 144A,
	0.92%, 4/15/18 (a)	1,025
2,800,000	NextEra Energy Capital Holdings Inc.,
	1.34%, 9/01/15	2,817
2,240,000	Nissan Motor Acceptance Corp. 144A,
	1.00%, 3/15/16 (a)	2,243
1,240,000	Nissan Motor Acceptance Corp. 144A,
	1.95%, 9/12/17 (a)	1,252
2,650,000	Nomura Holdings Inc., 1.68%, 9/13/16	2,698
3,290,000	Nordea Bank AB 144A, 0.88%, 5/13/16 (a)	3,293
700,000	PACCAR Financial Corp., 0.83%, 12/06/18	705
1,685,000	Parker Hannifin Corp., 4.13%, 11/11/15
	EUR (d)	2,188
540,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (a)	539
2,500,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.13%, 5/11/15 (a)	2,529
1,500,000	Perrigo Co. PLC, 1.30%, 11/08/16	1,498
1,000,000	Petrobras Global Finance BV, 2.59%, 3/17/17 (c)	1,006
2,400,000	Petrobras International Finance Co.,
	3.50%, 2/06/17	2,444
2,500,000	Petroleos Mexicanos, 4.88%, 3/15/15	2,537
600,000	Phillips 66, 2.95%, 5/01/17	623
1,200,000	PNC Bank NA, 1.15%, 11/01/16 (c)	1,205
1,500,000	Prudential Financial Inc., 1.01%, 8/15/18	1,515
739,000	QBE Insurance Group Ltd., 6.13%, 9/28/15
	GBP (d)(e)	1,230
2,030,000	Regions Financial Corp., 2.00%, 5/15/18	2,015

Principal or Shares	Security Description	Value (000)

540,000	Reynolds American Inc., 1.05%, 10/30/15	$541
3,210,000	RJS Power Holdings LLC 144A,
	5.13%, 7/15/19 (a)(c)	3,210
1,260,000	Rockies Express Pipeline LLC 144A,
	3.90%, 4/15/15 (a)(c)	1,262
1,450,000	Rogers Communications Inc., 1.87%, 3/13/17
	CAD (d)	1,288
2,190,000	Royal Bank of Scotland Group PLC,
	1.17%, 3/31/17	2,199
4,715,000	Royal Bank of Scotland Group PLC,
	2.55%, 9/18/15	4,783
1,880,000	Sabine Pass LNG LP, 7.50%, 11/30/16	2,026
1,050,000	SABMiller Holdings Inc. 144A,
	0.92%, 8/01/18 (a)	1,059
1,440,000	SABMiller Holdings Inc. 144A,
	2.45%, 1/15/17 (a)	1,473
1,065,000	SandRidge Energy Inc., 8.75%, 1/15/20 (c)	990
830,000	SBA Communications Corp., 5.63%, 10/01/19	867
1,885,000	Seagate HDD Cayman 144A,
	3.75%, 11/15/18 (a)	1,946
2,665,000	Shaw Communications Inc., 1.97%, 2/01/16
	CAD (d)	2,368
1,400,000	Sinopec Capital 2013 Ltd. 144A,
	1.25%, 4/24/16 (a)	1,399
3,800,000	Societe Generale SA, 1.32%, 10/01/18	3,867
6,050,000	Sparebank 1 Boligkreditt AS 144A,
	2.63%, 5/27/16 (a)	6,229
3,510,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (a)	3,506
1,480,000	Sumitomo Mitsui Banking Corp.,
	0.90%, 1/18/16	1,482
850,000	Sumitomo Mitsui Banking Corp.,
	0.90%, 7/19/16	855
1,100,000	Sumitomo Mitsui Banking Corp.,
	1.30%, 1/10/17 (c)	1,101
2,000,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (a)	2,003
3,500,000	SunTrust Bank/Atlanta GA, 1.35%, 2/15/17 (c)	3,509
3,330,000	SunTrust Bank/Atlanta GA, 5.20%, 1/17/17	3,596
840,000	Synchrony Financial, 1.88%, 8/15/17	843
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,057
1,800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (a)	1,801
950,000	Thermo Fisher Scientific Inc., 1.30%, 2/01/17 (c)	949
1,510,000	Thomson Reuters Corp., 0.88%, 5/23/16	1,511
700,000	Thomson Reuters Corp., 1.30%, 2/23/17	700
1,690,000	Thomson Reuters Corp., 1.65%, 9/29/17	1,697
1,670,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (a)	1,675
1,500,000	Total Capital International SA, 0.80%, 8/10/18	1,516
1,040,000	TransAlta Corp., 1.90%, 6/03/17	1,040
1,600,000	TransCanada PipeLines Ltd., 0.91%, 6/30/16	1,610
670,000	TSMC Global Ltd. 144A, 0.95%, 4/03/16 (a)	671
910,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	906
3,100,000	UBS AG/Stamford CT, 1.38%, 8/14/17	3,091
1,240,000	United Airlines 2014-2 Class B Pass Through
	Trust, 4.63%, 9/03/22	1,203
650,000	Ventas Realty LP, 1.25%, 4/17/17	649
1,336,000	Ventas Realty LP, 1.55%, 9/26/16	1,347

18	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,590,000	Verizon Communications Inc., 1.00%, 6/17/19	$2,612
1,640,000	Verizon Communications Inc.,
	1.35%, 6/09/17 (c)	1,638
770,000	Verizon Communications Inc., 1.76%, 9/15/16	788
1,830,000	Verizon Communications Inc., 1.98%, 9/14/18	1,917
2,410,000	Vodafone Group PLC, 0.62%, 2/19/16 (c)	2,416
2,950,000	Volkswagen Group of America Finance LLC
	144A, 1.25%, 5/23/17 (a)	2,942
25,400,000	Volvo Treasury AB, 1.70%, 6/03/16 SEK (d)	3,474
1,500,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (a)	1,470
580,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (a)	582
700,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (a)	705
2,000,000	WellPoint Inc., 2.38%, 2/15/17 (c)	2,051
3,530,000	Western Union Co., 1.23%, 8/21/15	3,546
2,300,000	Westpac Banking Corp., 1.20%, 5/19/17 (c)	2,300
1,770,000	Whirlpool Corp., 1.35%, 3/01/17	1,766
1,590,000	Windstream Corp., 7.88%, 11/01/17 (c)	1,776
700,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (a)	704
600,000	WM Wrigley Jr. Co. 144A, 2.00%, 10/20/17 (a)	607
2,140,000	WPX Energy Inc., 5.25%, 1/15/17 (c)	2,247
Total Corporate Bond (Cost - $536,948)		537,875
FDIC Guaranteed (1%)
757,540	FDIC Structured Sale Guaranteed Notes 144A,
	0.70%, 2/25/48 (a)	758
5,515,284	FDIC Structured Sale Guaranteed Notes 144A,
	0.88%, 12/04/20 (a)	5,557
1,245,417	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	1,280
1,741,863	FDIC Trust 144A, 2.18%, 5/25/50 (a)	1,753
Total FDIC Guaranteed (Cost - $9,255)		9,348
Foreign Government (0%)
3,610,000	Instituto de Credito Oficial 144A,
	1.13%, 4/01/16 (a)	3,628
115,000	Panama Government International Bond,
	7.25%, 3/15/15	118
Total Foreign Government (Cost - $3,724)		3,746
Mortgage Backed (9%)
3,513,251	Adjustable Rate Mortgage Trust,
	3.88%, 3/25/37	2,724
916,179	Bank of America Mortgage 2002-K Trust,
	2.70%, 10/20/32	929
5,500,000	BLCP Hotel Trust 2014-CLRN 144A,
	1.10%, 8/15/29 (a)	5,513
3,232,044	Connecticut Avenue Securities, 1.75%, 1/25/24	3,231
1,871,442	Connecticut Avenue Securities, 2.15%, 10/25/23	1,885
258,274	Credit Suisse Mortgage Capital Certificates
	144A, 1.15%, 2/27/47 (a)	258
3,013,649	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (a)	2,833
2,807,866	Fannie Mae Connecticut Avenue Securities,
	1.10%, 5/25/24	2,763
1,638,010	Fannie Mae Connecticut Avenue Securities,
	1.10%, 5/25/24	1,613

Principal or Shares	Security Description	Value (000)

6,500,346	Fannie Mae Connecticut Avenue Securities,
	1.35%, 7/25/24	$6,439
10,420,000	FHLB, 0.50%, 9/28/16	10,402
1,337,238	FN 708229 ARM, 2.00%, 4/01/33	1,432
530,565	FN 743821 ARM, 2.03%, 11/01/33	559
538,437	FN 755867 ARM, 2.32%, 12/01/33	573
581,605	FN 790762 ARM, 1.92%, 9/01/34	617
694,928	FN 790764 ARM, 1.92%, 9/01/34	739
684,730	FN 794792 ARM, 2.00%, 10/01/34	722
999,918	FN 794797 ARM, 1.83%, 10/01/34	1,057
3,860,000	Hilton USA Trust 2013-HLF 144A,
	1.15%, 11/05/30 (a)	3,862
678,475	HomeBanc Mortgage Trust, 1.01%, 8/25/29	651
419,079	Indymac Index Mortgage Loan Trust,
	2.56%, 10/25/34	411
1,456,905	JP Morgan Mortgage Trust 144A,
	2.50%, 3/25/43 (a)	1,442
1,275,409	MLCC Mortgage Investors Inc., 2.12%, 2/25/36	1,281
755,180	MLCC Mortgage Investors Inc.,
	2.15%, 12/25/34	749
174,363	Morgan Stanley Mortgage Loan Trust 2004-5AR,
	2.07%, 7/25/34	175
2,962,075	Residential Asset Securitization Trust,
	6.00%, 8/25/36	2,517
488,417	Sequoia Mortgage Trust, 0.96%, 10/20/27	479
2,086,799	Sequoia Mortgage Trust, 1.45%, 2/25/43	1,977
2,001,722	Sequoia Mortgage Trust, 1.55%, 4/25/43	1,881
886,655	Sequoia Mortgage Trust, 2.87%, 1/25/42	892
1,643,084	Sequoia Mortgage Trust, 3.50%, 4/25/42	1,676
2,255,692	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (a)	2,253
1,087,962	Springleaf Mortgage Loan Trust 144A,
	1.57%, 12/25/59 (a)	1,090
1,509,551	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)	1,511
784,812	Springleaf Mortgage Loan Trust 144A,
	2.22%, 10/25/57 (a)	798
1,813,691	Structured Adjustable Rate Mortgage Loan Trust,
	2.45%, 8/25/34	1,764
441,219	Structured Adjustable Rate Mortgage Loan Trust,
	2.48%, 10/25/34	442
2,651,754	Structured Agency Credit Risk Debt Notes,
	1.60%, 11/25/23	2,647
389,671	Structured Asset Mortgage Investments Inc.,
	2.16%, 10/19/34	324
Total Mortgage Backed (Cost - $74,137)		73,111
Municipal (1%)
2,350,000	Beaver County Industrial Development
	Authority, 3.38%, 1/01/35	2,390
1,420,000	California Earthquake Authority,
	1.82%, 7/01/17	1,421
1,790,000	State Board of Administration Finance Corp.,
	1.30%, 7/01/16	1,811
Total Municipal (Cost - $5,599)		5,622

Annual Report	19

Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
NCUA Guaranteed (0%)
239,974	NCUA Guaranteed Notes Trust 2010-R1,
	1.84%, 10/07/20
	(Cost - $240)	$242
U.S. Government Agency (0%)
400,000	FNMA, 1.13%, 3/28/18
	(Cost - $400)	397
U.S. Treasury (11%)
29,000,000	U.S. Treasury Note, 0.38%, 3/31/16	29,039
990,000	U.S. Treasury Note, 0.50%, 6/30/16 (f)	992
4,650,000	U.S. Treasury Note, 0.63%, 2/15/17	4,648
24,650,000	U.S. Treasury Note, 0.75%, 1/15/17	24,729
10,745,000	U.S. Treasury Note, 0.88%, 7/15/17	10,762
25,720,000	U.S. Treasury Note, 1.00%, 9/15/17	25,800
Total U.S. Treasury (Cost - $95,859)		95,970
Purchased Call Options (0%)
251	U.S. Treasury 5 Year Futures Option, 120.75,
	12/26/14
	(Cost - $45)	18
Purchased Put Options (0%)
251	U.S. Treasury 5 Year Futures Option, 118,
	12/26/14
	(Cost - $57)	86
Investment Company (7%)
54,772,743	Payden Cash Reserves Money Market Fund *
	(Cost - $54,773)	54,773
Total (Cost - $883,535) (106%)		882,711
Liabilities in excess of Other Assets (-6%)		(49,506)
Net Assets (100%)		$833,205

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $38,685 and the total market value of the collateral held by the Fund is $39,978. Amounts in 000s.
(d)	Principal in foreign currency.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/12/2014	British Pound (Sell 3,370)	HSBC Bank USA, N.A.	$—
11/12/2014	Canadian Dollar (Sell 9,013)	Royal Bank of Canada	58
11/12/2014	Euro (Sell 10,061)	Citibank, N.A.	35
11/12/2014	Swedish Krona (Sell 25,769)	The Royal Bank of Scotland PLC	77
			$170

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
335	90-Day Eurodollar Future	Dec-16	$82,217	$245
335	90-Day Eurodollar Future	Dec-17	(81,618)	(197)
362	U.S. Treasury 2 Year Note Future	Jan-15	79,482	242
102	U.S. Treasury 5 Year Note Future	Jan-15	(12,182)	(44)
				$246

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$38,685
Non-cash Collateral[2]	(38,685)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

20	Payden Mutual Funds

Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.
Portfolio Composition - percent of value
Mortgage Backed	74%
U.S. Government Guaranteed	15%
U.S. Treasury	4%
Cash equivalent	7%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similiarly to its Investor Class.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (5%)
542,824	FDIC Structured Sale Guaranteed Notes 144A,
	0.86%, 12/29/45 (a)	$ 544
2,696,361	FDIC Structured Sale Guaranteed Notes 144A,
	0.88%, 12/04/20 (a)	2,717
1,764,340	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (a)	1,814
1,560,104	FDIC Trust 144A, 2.18%, 5/25/50 (a)	1,570

Total FDIC Guaranteed (Cost - $6,584)		6,645

Mortgage Backed (76%)
789,492	FH 1B8336 ARM, 3.08%, 6/01/41	835
522,505	FH 1B8378 ARM, 3.18%, 7/01/41	552
1,863,432	FH 1Q0740 ARM, 2.20%, 3/01/39	1,983
1,362,138	FH 1Q1363 ARM, 2.33%, 2/01/36	1,454
862,400	FH 2B0639 ARM, 2.30%, 6/01/42	895
1,553,846	FH 2B0709 ARM, 2.09%, 8/01/42	1,608
1,626,301	FH 2B0721 ARM, 2.27%, 9/01/42	1,688
1,455,860	FH 2B0972 ARM, 2.02%, 11/01/42	1,506
1,322,868	FH 2B1286 ARM, 2.10%, 4/01/43	1,363
1,406,783	FH 2B1317 ARM, 1.99%, 4/01/43	1,445
668,468	FH 849012 ARM, 1.98%, 3/01/43	689
971,653	FH 849486 ARM, 3.57%, 8/01/41	1,042
435,522	FHLB, 2.60%, 4/20/15	439
1,000,000	FHLMC Multifamily Structured Pass Through
	Certificates, 1.43%, 8/25/17	1,008
2,505,000	FHLMC Multifamily Structured Pass Through
	Certificates, 1.72%, 1/25/19	2,501
2,500,000	FHLMC Multifamily Structured Pass Through
	Certificates, 3.15%, 2/25/18	2,630
95,434	FHLMC Structured Pass Through Securities,
	3.61%, 2/27/15	95
279,759	FHR 3728 EH, 3.00%, 9/15/20	285
848,164	FHR 3997 PJ, 3.00%, 1/15/40	875
812,194	FHR 4030 CG, 2.50%, 4/15/27	829
807,872	FHR 4073 BE, 2.00%, 5/15/39	802
617,207	FN 555936 ARM, 2.31%, 9/01/33	670
1,577,289	FN 784365 ARM, 1.93%, 5/01/34	1,666

Principal or Shares	Security Description	Value (000)

662,646	FN 795816 ARM, 1.98%, 7/01/34	$ 699
123,433	FN 838958 ARM, 2.01%, 8/01/35	132
124,438	FN 849088 ARM, 2.11%, 11/01/35	132
152,642	FN 866093 ARM, 2.37%, 3/01/36	164
2,303,936	FN 870542 ARM, 2.14%, 3/01/36	2,457
1,359,527	FN 890434 15YR, 3.00%, 7/01/27	1,415
2,274,800	FN AB7995 10YR, 2.50%, 2/01/23	2,344
728,796	FN AC0045 ARM, 1.87%, 10/01/38	763
1,679,186	FN AE0193 ARM, 3.66%, 7/01/40	1,797
1,929,958	FN AE0289 ARM, 3.60%, 5/01/40	2,079
1,149,778	FN AI4019 ARM, 3.45%, 7/01/41	1,220
1,581,051	FN AJ4109 ARM, 2.30%, 12/01/41	1,640
1,036,719	FN AJ8354 ARM, 2.53%, 1/01/42	1,089
786,525	FN AJ8557 ARM, 2.53%, 1/01/42	828
1,020,365	FN AK0013 ARM, 2.40%, 1/01/42	1,063
728,413	FN AK2233 ARM, 2.40%, 5/01/42	761
1,285,771	FN AL0407 30YR, 6.50%, 4/01/39	1,478
613,841	FN AL0502 ARM, 3.01%, 6/01/41	649
1,008,849	FN AL1193 30YR, 4.00%, 11/01/41	1,076
2,243,659	FN AL1869 15YR, 3.00%, 6/01/27	2,335
2,950,886	FN AL2095 15YR, 3.00%, 6/01/27	3,071
1,002,515	FN AL2187 ARM, 2.98%, 3/01/42	1,059
2,188,214	FN AL2221 15YR, 3.00%, 7/01/27	2,277
2,486,915	FN AL5790 ARM, 2.55%, 10/01/44	2,553
2,500,000	FN AL5967 ARM, 2.56%, 11/01/44	2,579
1,448,642	FN AO2280 ARM, 2.16%, 10/01/42	1,503
1,654,594	FN AO7975 15YR, 3.00%, 6/01/27	1,722
1,007,267	FN AP0619 ARM, 2.19%, 7/01/42	1,045
1,465,412	FN AP4080 ARM, 2.24%, 9/01/42	1,521
1,876,887	FN AP4746 15YR, 3.00%, 8/01/27	1,953
702,478	FN AP7869 ARM, 2.20%, 8/01/42	729
1,499,909	FN AQ4765 10YR, 2.50%, 11/01/22	1,546
1,318,501	FN AU6974 ARM, 2.74%, 11/01/43	1,374
2,657,455	FN AU8673 ARM, 2.69%, 2/01/44	2,759
2,000,000	FN-Aces, 2.03%, 3/25/19	2,022
5,030,000	FN-Aces, 2.32%, 11/25/18	5,138
502,098	FNR, 0.90%, 2/25/32	513
1,440,203	FNR 2011-127 UC, 2.50%, 6/25/39	1,464

Annual Report	21

Payden U.S. Government Fund continued

Principal or Shares	Security Description	Value (000)

680,746	FNR 2013-25 FN, 0.60%, 4/25/18	$684
643,663	FNW 02-W6 2A, 6.91%, 6/25/42	733
615,095	G2 3515 30YR, 5.50%, 2/20/34	699
3,029,272	G2 5301 15YR, 3.50%, 2/20/27	3,234
1,326,887	G2 778200 20YR, 4.00%, 2/20/32	1,405
836,545	G2 778203 20YR, 4.75%, 2/20/32	912
821,724	G2 82457 ARM, 1.63%, 1/20/40	859
1,070,252	GN 737791 30YR, 4.50%, 12/15/40	1,181
326,912	GNR 2004-11 F, 0.46%, 2/20/34	327
862,197	GNR 2008-32 PA, 4.00%, 8/16/37	916
858,078	GNR 2009-26 BA, 4.00%, 1/16/38	908
58,314	GNR 2011-60 GK, 2.00%, 9/20/34	58
1,338,196	United States Small Business Administration, 2.88%, 9/10/21	1,375
Total Mortgage Backed (Cost - $98,911)		99,100
NCUA Guaranteed (10%)
1,468,172	NCUA Guaranteed Notes Trust 2010-A1, 0.50%, 12/07/20	1,470
1,500,000	NCUA Guaranteed Notes Trust 2010-C1, 2.90%, 10/29/20	1,550
1,083,949	NCUA Guaranteed Notes Trust 2010-R1, 0.60%, 10/07/20	1,091
265,160	NCUA Guaranteed Notes Trust 2010-R1, 1.84%, 10/07/20	267
4,304,948	NCUA Guaranteed Notes Trust 2010-R2, 0.53%, 11/06/17	4,317
1,392,369	NCUA Guaranteed Notes Trust 2011-R2, 0.55%, 2/06/20	1,398
2,130,109	NCUA Guaranteed Notes Trust 2011-R4, 0.53%, 3/06/20	2,135
667,764	NCUA Guaranteed Notes Trust 2011-R5, 0.53%, 4/06/20	669
308,166	NCUA Guaranteed Notes Trust 2011-R6, 0.53%, 5/07/20	308
Total NCUA Guaranteed (Cost - $13,136)		13,205
U.S. Treasury (4%)
3,000,000	U.S. Treasury Note, 0.63%, 11/30/17	2,965
2,000,000	U.S. Treasury Note, 1.38%, 7/31/18	2,007
Total U.S. Treasury (Cost - $4,964)		4,972

Principal or Shares	Security Description	Value (000)
Purchased Call Options (0%)
78	U.S. Treasury 5 Year Futures Option, 120.75, 12/26/14
	(Cost - $14)	$5
Purchased Put Options (0%)
78	U.S. Treasury 5 Year Futures Option, 118, 12/26/14
	(Cost - $18)	27
Investment Company (7%)
8,940,063	Payden Cash Reserves Money Market Fund *
	(Cost - $8,940)	8,940
Total (Cost - $132,567) (102%)		132,894
Liabilities in excess of Other Assets (-2%)		(2,001)
Net Assets (100%)		$130,893

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (000s)
75		U.S. Treasury 2 Year Note Future	Jan-15	$(16,467)	$16

See notes to financial statements.

22	Payden Mutual Funds

Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Mortgage Backed	96%
U.S. Government Guaranteed	3%
Cash Equivalent	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similiarly to its Investor Class.

Schedule of Investments - October 31, 2014
Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (2%)
1,136,311	FDIC Structured Sale Guaranteed Notes 144A, 0.70%, 2/25/48 (a)	$1,137
1,465,626	FDIC Structured Sale Guaranteed Notes 144A, 0.86%, 12/29/45 (a)	1,469
4,550,110	FDIC Structured Sale Guaranteed Notes 144A, 0.88%, 12/04/20 (a)	4,585
Total FDIC Guaranteed (Cost - $7,161)		7,191
Mortgage Backed (142%)
1,680,072	FH 1J1279 ARM, 2.17%, 4/01/36	1,779
3,548,437	FH 1Q0062 ARM, 1.94%, 11/01/35	3,733
1,485,529	FH 847228 ARM, 2.64%, 1/01/34	1,595
1,725,509	FHLMC Multifamily Structured Pass Through Certificates, 0.50%, 4/25/19	1,728
21,000,000	FN, 3.50%, 30YR TBA (b)	21,717
1,444,498	FN 832100 ARM, 2.17%, 7/01/35	1,546
2,211,923	FN AK0419 ARM, 2.39%, 12/01/27	2,373
27,992	FNR 1998-12 A, 3.74%, 2/25/18	29
157,764	FNR 2007-95 A1, 0.40%, 8/27/36	158
38,000,000	G2, 3.00%, 30YR TBA (b)	38,715
50,500,000	G2, 3.50%, 30YR TBA (b)	52,837
7,000,000	G2, 4.00%, 30YR TBA (b)	7,485
4,620,000	G2, 4.50%, 30YR TBA (b)	5,043
119,831	G2 3133 30YR, 6.50%, 9/20/31	140
1,459,867	G2 3415 30YR, 5.50%, 7/20/33	1,659
1,015,840	G2 3515 30YR, 5.50%, 2/20/34	1,154
1,425,300	G2 3584 30YR, 6.00%, 7/20/34	1,643
1,100,899	G2 3599 30YR, 6.50%, 8/20/34	1,283
1,122,091	G2 3711 30YR, 5.50%, 5/20/35	1,275
1,524,326	G2 3747 30YR, 5.00%, 8/20/35	1,696
935,937	G2 3772 30YR, 5.00%, 10/20/35	1,041
1,811,351	G2 3785 30YR, 5.00%, 11/20/35	2,012
2,939,809	G2 3819 30YR, 5.50%, 2/20/36	3,340
403,643	G2 3891 30YR, 6.50%, 8/20/36	461
2,292,324	G2 4802 30YR, 5.00%, 9/20/40	2,555
1,123,284	G2 4945 30YR, 4.00%, 2/20/41	1,205
1,349,908	G2 4978 30YR, 4.50%, 3/20/41	1,480

Principal or Shares	Security Description	Value (000)

3,852,982	G2 5083 30YR, 5.00%, 6/20/41	$4,284
1,872,441	G2 713314 30YR, 6.00%, 3/20/39	2,091
570,335	G2 728869 30YR, 4.13%, 4/20/40	615
732,187	G2 728870 30YR, 4.63%, 4/20/40	803
499,413	G2 736498 30YR, 4.13%, 4/20/40	537
368,811	G2 736499 30YR, 4.63%, 4/20/40	405
320,536	G2 742040 30YR, 4.13%, 5/20/40	346
337,966	G2 742041 30YR, 4.63%, 6/20/40	371
4,737,059	G2 757211 30YR, 4.50%, 12/20/40	5,230
853,245	G2 770239 30YR, 4.00%, 2/20/42	918
520,514	G2 80013 ARM, 2.00%, 11/20/26	543
458,732	G2 80029 ARM, 1.63%, 1/20/27	476
982,139	G2 80044 ARM, 1.63%, 2/20/27	1,019
1,390,168	G2 80052 ARM, 1.63%, 3/20/27	1,442
189,397	G2 8006 ARM, 1.63%, 7/20/22	194
2,657,313	G2 80074 ARM, 1.63%, 5/20/27	2,759
135,063	G2 80311 ARM, 1.63%, 8/20/29	140
2,786,277	G2 80319 ARM, 1.63%, 9/20/29	2,891
719,034	G2 8041 ARM, 1.63%, 8/20/22	738
182,040	G2 80424 ARM, 1.63%, 7/20/30	189
357,484	G2 80428 ARM, 2.00%, 7/20/30	374
883,921	G2 80541 ARM, 1.63%, 9/20/31	920
666,671	G2 80569 ARM, 1.63%, 1/20/32	694
366,239	G2 80570 ARM, 1.63%, 1/20/32	382
156,791	G2 80579 ARM, 1.63%, 2/20/32	163
2,027,096	G2 80637 ARM, 1.63%, 9/20/32	2,109
6,406,383	G2 80749 ARM, 1.63%, 10/20/33	6,678
4,637,633	G2 80795 ARM, 1.63%, 12/20/33	4,836
1,905,109	G2 80826 ARM, 1.63%, 2/20/34	1,979
2,820,460	G2 80835 ARM, 1.63%, 2/20/34	2,945
537,068	G2 80837 ARM, 1.63%, 2/20/34	558
517,327	G2 81018 ARM, 1.63%, 8/20/34	537
23,377	G2 81044 ARM, 1.63%, 8/20/34	24
106,374	G2 8121 ARM, 1.63%, 1/20/23	109
2,051,695	G2 81214 ARM, 1.63%, 1/20/35	2,135
748,837	G2 81220 ARM, 1.63%, 1/20/35	779
695,504	G2 81278 ARM, 1.63%, 3/20/35	724
455,739	G2 81938 ARM, 1.63%, 7/20/37	460

Annual Report	23

Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

5,293,814	G2 82074 ARM, 1.63%, 5/20/38	$5,519
3,035,340	G2 82107 ARM, 1.63%, 7/20/38	3,157
344,042	G2 82151 ARM, 1.63%, 9/20/38	358
151,793	G2 8228 ARM, 1.63%, 7/20/23	156
5,189,837	G2 82457 ARM, 1.63%, 1/20/40	5,427
3,058,987	G2 82463 ARM, 3.75%, 1/20/40	3,198
1,525,878	G2 83031 ARM, 2.50%, 1/20/42	1,566
1,381,382	G2 83048 ARM, 3.00%, 2/20/42	1,452
374,308	G2 8358 ARM, 1.63%, 1/20/24	388
284,607	G2 8359 ARM, 1.63%, 1/20/24	293
278,590	G2 8371 ARM, 1.63%, 2/20/24	287
138,366	G2 8373 ARM, 1.63%, 2/20/24	143
1,287,556	G2 8547 ARM, 2.00%, 11/20/24	1,337
110,637	G2 8580 ARM, 2.00%, 1/20/25	115
163,006	G2 8595 ARM, 2.00%, 2/20/25	169
79,855	G2 8855 ARM, 2.00%, 10/20/21	82
523,987	G2 8968 ARM, 1.63%, 9/20/26	543
1,687,683	G2 8991 ARM, 1.63%, 10/20/26	1,741
5,561,115	G2 MA1012 30YR, 3.50%, 5/20/43	5,828
7,350,713	G2 MA1089 30YR, 3.00%, 6/20/43	7,502
6,459,111	G2 MA1520 30YR, 3.00%, 12/20/43	6,591
4,707,032	G2 MA1840 30YR, 4.50%, 4/20/44	5,144
6,783,206	G2 MA1996 30YR, 4.00%, 6/20/44	7,266
7,950,987	G2 MA2149 30YR, 4.00%, 8/20/44	8,517
19,000,000	GN, 4.00%, 30YR TBA (b)	20,316
8,908,780	GN 367090 30YR, 4.50%, 7/15/41	9,913
9,945,634	GN 367092 30YR, 4.50%, 7/15/41	10,989
3,397,998	GN 455989 15YR, 5.00%, 7/15/26	3,729
168,135	GN 524825 30YR, 5.47%, 10/15/29	187
101,269	GN 524869 30YR, 5.47%, 1/15/30	113
208,080	GN 524925 30YR, 5.47%, 2/15/30	232
156,710	GN 524968 30YR, 5.47%, 3/15/30	175
159,076	GN 524996 30YR, 5.47%, 5/15/30	177
151,520	GN 525015 30YR, 5.47%, 6/15/30	169
109,841	GN 525033 30YR, 5.47%, 7/15/30	122
47,208	GN 546392 30YR, 5.47%, 2/15/31	53
513,635	GN 558954 20YR, 5.25%, 5/15/29	568
1,212,474	GN 558956 30YR, 4.50%, 6/15/29	1,306
130,808	GN 596009 30YR, 5.75%, 7/15/32	147
86,015	GN 596023 30YR, 5.75%, 7/15/32	97
119,625	GN 596035 30YR, 5.75%, 8/15/32	134
269,392	GN 596054 30YR, 5.75%, 8/15/32	302
155,121	GN 596071 30YR, 5.75%, 8/15/32	174
161,935	GN 596072 30YR, 5.75%, 7/15/32	182
408,031	GN 596090 30YR, 5.75%, 8/15/32	458
329,105	GN 596135 30YR, 5.75%, 8/15/32	369
145,474	GN 596166 30YR, 5.75%, 8/15/32	163
227,398	GN 596178 30YR, 5.75%, 9/15/32	255
106,568	GN 596197 30YR, 5.75%, 8/15/32	120
166,261	GN 596225 30YR, 5.75%, 9/15/32	186
41,649	GN 596230 30YR, 5.75%, 8/15/32	47
33,224	GN 596231 30YR, 5.75%, 9/15/32	37
188,392	GN 596237 30YR, 5.75%, 9/15/32	211
43,650	GN 596312 30YR, 5.75%, 9/15/32	49
65,112	GN 596313 30YR, 5.75%, 9/15/32	73
147,475	GN 596396 30YR, 5.75%, 9/15/32	165
199,421	GN 601699 30YR, 5.70%, 12/15/32	223
521,545	GN 601738 30YR, 5.25%, 1/15/33	579
408,504	GN 601772 30YR, 5.25%, 1/15/33	455
248,574	GN 601774 30YR, 5.25%, 1/15/33	276

Principal or Shares	Security Description	Value (000)

167,854	GN 601775 30YR, 5.70%, 1/15/33	$188
190,319	GN 601786 30YR, 5.25%, 2/15/33	211
236,310	GN 601791 30YR, 5.25%, 2/15/33	262
201,731	GN 601810 30YR, 5.25%, 2/15/33	224
266,613	GN 601845 30YR, 5.25%, 2/15/33	296
208,629	GN 601858 30YR, 5.70%, 2/15/33	234
84,921	GN 601871 30YR, 5.75%, 12/15/32	95
1,250,393	GN 601872 30YR, 5.25%, 3/15/33	1,400
30,009	GN 601912 30YR, 5.25%, 3/15/33	33
392,583	GN 601937 30YR, 5.25%, 3/15/33	436
110,095	GN 602002 30YR, 5.25%, 3/15/33	122
96,830	GN 602043 30YR, 5.25%, 4/15/33	107
693,019	GN 605099 30YR, 5.50%, 3/15/34	793
156,590	GN 613272 30YR, 5.25%, 5/15/33	174
97,448	GN 613354 30YR, 5.45%, 7/15/33	109
115,846	GN 613355 30YR, 5.70%, 4/15/33	130
64,074	GN 613379 30YR, 5.45%, 7/15/33	71
1,779,546	GN 616826 30YR, 5.50%, 1/15/35	2,003
1,449,720	GN 629903 35YR, 5.80%, 6/15/42	1,491
2,595,986	GN 673234 30YR, 6.00%, 11/15/38	2,928
782,263	GN 677318 30YR, 6.00%, 9/15/38	886
5,252,633	GN 701943 30YR, 5.00%, 6/15/39	5,854
3,398,518	GN 704439 30YR, 4.50%, 3/15/39	3,736
4,247,815	GN 710868 30YR, 5.50%, 9/15/39	4,774
670,158	GN 728159 20YR, 5.25%, 11/15/29	748
7,158,856	GN 734089 30YR, 4.00%, 12/15/40	7,666
1,519,255	GN 743362 30YR, 4.75%, 6/15/40	1,686
110,460	GN 743363 30YR, 4.25%, 5/15/40	119
186,857	GN 743502 30YR, 4.25%, 6/15/40	202
516,140	GN 743503 30YR, 4.75%, 6/15/40	568
432,717	GN 743611 30YR, 4.75%, 6/15/40	475
8,201,402	GN 745187 30YR, 4.50%, 7/15/40	9,040
134,514	GN 747368 30YR, 4.75%, 7/15/40	148
277,489	GN 747491 30YR, 4.75%, 7/15/40	305
63,715	GN 747610 30YR, 4.75%, 8/15/40	70
66,680	GN 747740 30YR, 4.25%, 9/15/40	72
291,956	GN 747741 30YR, 4.75%, 9/15/40	321
1,104,555	GN 761040 30YR, 4.25%, 3/15/41	1,195
874,979	GN 762726 30YR, 4.25%, 3/15/41	946
888,196	GN 763012 30YR, 4.25%, 4/15/41	962
1,130,253	GN 763216 30YR, 4.25%, 4/15/41	1,231
73,525	GN 768576 30YR, 4.25%, 4/15/41	80
128,623	GN 768721 30YR, 4.25%, 4/15/41	139
234,119	GN 768886 30YR, 4.25%, 6/15/41	253
627,045	GN 781636 30YR, 5.50%, 7/15/33	704
768,031	GN 781810 30YR, 5.50%, 10/15/34	865
2,116,523	GN 782835 30YR, 6.00%, 12/15/39	2,388
2,317,961	GN 782858 30YR, 6.00%, 11/15/39	2,615
488,548	GNR 1999-18 FA, 0.45%, 5/16/29	490
214,339	GNR 1999-40 FE, 0.70%, 11/16/29	215
420,309	GNR 1999-40 FK, 0.70%, 11/16/29	423
230,413	GNR 1999-45 FC, 0.55%, 12/16/29	231
276,495	GNR 1999-45 FH, 0.60%, 12/16/29	277
269,002	GNR 2000-22 FG, 0.35%, 5/16/30	270
468,459	GNR 2000-9 FG, 0.75%, 2/16/30	473
287,959	GNR 2000-9 FH, 0.65%, 2/16/30	290
391,040	GNR 2001-19 F, 0.65%, 5/16/31	394
53,845	GNR 2001-21 FN, 0.35%, 8/16/22	54
1,754,767	GNR 2001-22 FG, 0.50%, 5/16/31	1,762
746,091	GNR 2001-31 FA, 0.40%, 6/16/31	749

24	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

673,720	GNR 2001-35 FA, 0.40%, 8/16/31	$674
448,214	GNR 2001-46 FA, 0.57%, 9/16/31	450
2,185,880	GNR 2001-47 FA, 0.55%, 9/16/31	2,198
793,032	GNR 2001-59 FA, 0.55%, 11/16/24	798
129,499	GNR 2001-64 F, 0.51%, 11/20/31	130
379,963	GNR 2001-65 FV, 0.56%, 2/20/29	382
457,899	GNR 2002-11 FJ, 0.66%, 2/20/32	461
450,058	GNR 2002-13 FA, 0.65%, 2/16/32	453
1,274,238	GNR 2002-48 FG, 0.45%, 12/16/30	1,278
805,994	GNR 2002-48 FT, 0.35%, 12/16/26	808
1,202,153	GNR 2002-5 FP, 0.70%, 1/16/32	1,211
834,188	GNR 2002-72 FA, 0.56%, 10/20/32	838
383,726	GNR 2002-72 FB, 0.56%, 10/20/32	385
849,667	GNR 2002-72 FE, 0.56%, 10/20/32	853
1,286,574	GNR 2002-76 F, 0.35%, 1/16/31	1,290
200,948	GNR 2002-76 FY, 0.45%, 12/16/26	202
95,696	GNR 2002-79 FB, 0.40%, 11/16/32	96
1,491,054	GNR 2003-71 FC, 0.66%, 7/20/33	1,503
2,264,931	GNR 2003-94 FB, 0.45%, 12/16/30	2,270
3,488,596	GNR 2004-56 F, 0.56%, 6/20/33	3,503
1,860,592	GNR 2004-59 FH, 0.40%, 8/16/34	1,860
582,287	GNR 2004-73 JM, 0.00%, 9/16/34	571
577,740	GNR 2006-47 FA, 0.35%, 8/16/36	577
604,677	GNR 2006-64 PO, 0.00%, 4/16/34	599
1,219,376	GNR 2007-76 FB, 0.66%, 11/20/37	1,226
3,395,305	GNR 2008-15 CF, 0.67%, 2/20/38	3,416
769,904	GNR 2008-2 FH, 0.61%, 1/20/38	774
4,213,182	GNR 2008-67 UF, 0.61%, 6/20/38	4,251
1,848,321	GNR 2009-87 FB, 0.81%, 9/20/39	1,861
11,519,571	GNR 2010-132 IO, 1.10%, 11/16/52	659
13,394,281	GNR 2010-71 IO, 0.29%, 3/16/52	330
19,837,867	GNR 2014-69 IB, 1.12%, 6/20/36	848
Total Mortgage Backed (Cost - $427,221)		433,347
NCUA Guaranteed (2%)
873,147	NCUA Guaranteed Notes Trust 2011-R3,
	0.55%, 3/11/20	877
4,571,620	NCUA Guaranteed Notes Trust 2011-R4,
	0.53%, 3/06/20	4,582
Total NCUA Guaranteed (Cost - $5,458)		5,459

Principal or Shares	Security Description	Value (000)

Investment Company (1%)
3,490,609	Payden Cash Reserves Money Market Fund *
	(Cost - $3,491)	$3,491
Total (Cost - $443,331) (147%)		449,488
Liabilities in excess of Other Assets (-47%)		(144,139)
Net Assets (100%)		$305,349

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized (Depreciation) (000s)
400	U.S. Treasury 2 Year Note Future	Jan-15	$(87,825)	$(245)

Open Centrally Cleared Interest Rate Swap Contracts

Clearinghouse	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Chicago Mercantile	3M US LIBOR	(3.00)%	Dec-24	USD 1,000	$(44)

See notes to financial statements.

Annual Report	25

Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similiarly to its Investor Class.

Portfolio Composition - percent of value
Corporate	40%
Mortgage Backed	26%
U.S. Treasury	18%
Investment Company	9%
Asset Backed	6%
Municipal	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
6,020,000	Babson CLO Ltd. 144A, 1.33%, 4/20/25 (a)	$5,904
102,215	Chase Funding Mortgage Loan Asset-Backed
	Certificates, 0.81%, 11/25/32	97
1,822,410	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	1,824
1,440,285	Colony American Homes 2014-2 144A,
	1.10%, 7/17/31 (a)	1,428
6,665,000	Dryden XXII Senior Loan Fund 144A,
	1.33%, 8/15/25 (a)	6,506
1,470,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.15%, 6/17/31 (a)	1,460
1,980,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.25%, 9/17/31 (a)	1,976
2,918,901	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (a)	3,230
1,198,756	Nelnet Student Loan Trust 2014-2A 144A,
	0.43%, 6/25/21 (a)	1,198
2,000,000	SLM Student Loan Trust, 0.53%, 7/26/21	2,006
6,395,000	Tyron Park CLO Ltd. 144A, 1.35%, 7/15/25 (a)	6,259
1,731,418	VOLT XXII LLC 144A, 3.63%, 10/27/53 (a)	1,738
2,210,000	Volvo Financial Equipment LLC Series 2014-1
	144A, 0.54%, 11/15/16 (a)	2,211
Total Asset Backed (Cost - $35,951)		35,837
Corporate Bond (45%)
1,400,000	1011778 BC ULC / New Red Finance Inc. 144A,
	6.00%, 4/01/22 (a)(b)	1,426
3,250,000	Abbey National Treasury Services PLC/London,
	1.65%, 9/29/17	3,256
2,325,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust 144A, 5.00%, 10/01/21 (a)	2,424
1,995,000	Air Lease Corp., 5.63%, 4/01/17	2,155
1,416,181	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (a)	1,599

Principal or Shares	Security Description	Value (000)

2,750,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (a)	$2,794
2,045,000	Apollo Management Holdings LP 144A,
	4.00%, 5/30/24 (a)	2,065
3,140,000	ARC Properties Operating Partnership LP / Clark
	Acquisition LLC, 3.00%, 2/06/19 (b)	3,027
2,100,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	2,063
2,880,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)(b)	2,945
1,310,000	Aviation Capital Group Corp. 144A,
	4.63%, 1/31/18 (a)	1,366
675,000	Banco de Credito e Inversiones 144A,
	4.00%, 2/11/23 (a)	669
1,410,000	Banco del Estado de Chile 144A,
	2.00%, 11/09/17 (a)	1,417
1,400,000	Bank of America Corp., 4.20%, 8/26/24 (b)	1,412
1,640,000	Bank of America Corp., 6.88%, 4/25/18	1,899
1,340,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	1,487
1,935,000	BB&T Corp., 4.90%, 6/30/17	2,106
1,353,000	BBVA Banco Continental SA 144A,
	2.25%, 7/29/16 (a)	1,363
3,920,000	Bear Stearns Companies LLC, 5.55%, 1/22/17 (b)	4,265
3,120,000	BioMed Realty LP, 3.85%, 4/15/16	3,245
2,000,000	BNP Paribas SA, 0.82%, 12/12/16	2,008
1,240,000	Buckeye Partners LP, 5.85%, 11/15/43	1,274
1,555,000	Carlyle Holdings II Finance LLC 144A,
	5.63%, 3/30/43 (a)	1,771
1,270,000	CBQ Finance Ltd. 144A, 5.00%, 11/18/14 (a)	1,272
785,000	Citigroup Inc., 1.25%, 1/15/16 (b)	789
525,000	Citigroup Inc., 1.93%, 5/15/18 (b)	546
3,465,000	CNOOC Nexen Finance 2014 ULC,
	4.25%, 4/30/24	3,587
1,860,000	CNPC General Capital Ltd. 144A,
	1.45%, 4/16/16 (a)	1,861
1,125,000	Compass Bank, 2.75%, 9/29/19	1,134

26	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

550,000	CONSOL Energy Inc. 144A, 5.88%, 4/15/22 (a)	$560
1,000,000	CONSOL Energy Inc., 8.25%, 4/01/20 (b)	1,059
3,790,000	Credit Agricole SA/London 144A,
	1.39%, 4/15/16 (a)	3,835
1,000,000	Crestwood Midstream Partners LP / Crestwood
	Midstream Finance Corp., 7.75%, 4/01/19	1,056
1,309,462	CVS Pass-Through Trust 144A,
	5.79%, 1/10/26 (a)	1,495
1,692,096	CVS Pass-Through Trust Series 2014 144A,
	4.16%, 8/10/36 (a)	1,709
700,000	DaVita HealthCare Partners Inc.,
	5.13%, 7/15/24 (b)	715
1,770,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	2,266
1,000,000	Denbury Resources Inc., 5.50%, 5/01/22 (b)	986
3,997,000	Digital Realty Trust LP, 5.88%, 2/01/20 (b)	4,471
2,765,000	Dignity Health, 3.13%, 11/01/22	2,687
1,165,000	Dignity Health, 4.50%, 11/01/42	1,133
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,549
2,070,000	Electricite de France SA 144A,
	5.25%, 1/29/49 (a)(b)	2,153
1,780,000	Embraer Overseas Ltd., 6.38%, 1/15/20	2,000
1,287,000	Encana Corp., 6.50%, 8/15/34	1,590
3,915,000	Energy Transfer Partners LP, 4.15%, 10/01/20	4,086
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,548
1,025,000	Exelon Generation Co. LLC, 6.20%, 10/01/17 (b)	1,154
3,200,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (a)	3,204
1,485,000	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (a)	1,572
2,006,000	Freeport-McMoran Oil & Gas LLC/FCX Oil &
	Gas Inc., 6.50%, 11/15/20	2,196
6,715,000	Glencore Funding LLC 144A, 1.40%, 5/27/16 (a)	6,755
1,510,000	Goldcorp Inc., 2.13%, 3/15/18 (b)	1,511
790,000	Goldcorp Inc., 3.63%, 6/09/21 (b)	792
1,505,000	Goldman Sachs Group Inc., 1.43%, 4/30/18	1,529
45,000	Goldman Sachs Group Inc., 1.83%, 11/29/23 (b)	47
2,700,000	Goldman Sachs Group Inc., 2.55%, 10/23/19	2,686
5,085,000	Health Care REIT Inc., 4.13%, 4/01/19 (b)	5,454
3,060,000	Heathrow Funding Ltd. 144A,
	4.88%, 7/15/21 (a)	3,416
1,000,000	Hertz Corp., 6.75%, 4/15/19	1,048
1,755,000	Hewlett-Packard Co., 1.17%, 1/14/19 (b)	1,750
1,000,000	Hexion U.S. Finance Corp., 6.63%, 4/15/20	1,005
3,115,000	HSBC USA Inc., 5.00%, 9/27/20 (b)	3,417
1,000,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (a)	1,076
2,830,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	2,863
2,050,000	Inter-American Development Bank,
	3.88%, 9/17/19	2,256
680,000	International Lease Finance Corp.,
	2.18%, 6/15/16	680
1,000,000	Iron Mountain Inc., 7.75%, 10/01/19 (b)	1,080
3,180,000	JPMorgan Chase & Co., 1.13%, 1/25/18 (b)	3,223
855,000	JPMorgan Chase Bank NA, 0.56%, 6/13/16	853
2,370,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22 (b)	2,422
3,760,000	Kennametal Inc., 2.65%, 11/01/19	3,793
3,450,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (a)	3,798
2,890,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (a)	2,940
1,655,000	Marathon Petroleum Corp., 4.75%, 9/15/44 (b)	1,672

Principal or Shares	Security Description	Value (000)

1,570,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	$1,728
1,340,000	MDC Holdings Inc., 6.00%, 1/15/43	1,166
1,540,000	MetLife Inc., 6.40%, 12/15/36	1,738
322,000	MetLife Inc., 10.75%, 8/01/39	524
1,440,000	Morgan Stanley, 1.08%, 1/24/19	1,452
295,000	Morgan Stanley, 1.48%, 2/25/16	299
5,000	Morgan Stanley, 4.10%, 5/22/23	5
2,350,000	Morgan Stanley, 4.35%, 9/08/26 (b)	2,360
2,000,000	Morgan Stanley, 5.45%, 7/29/49 (b)	2,012
1,889,000	Nationwide Building Society 144A,
	6.25%, 2/25/20 (a)	2,225
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (a)	2,016
1,440,000	Nissan Motor Acceptance Corp. 144A,
	0.78%, 3/03/17 (a)	1,444
1,390,000	Noble Holding International Ltd.,
	3.45%, 8/01/15	1,414
3,545,000	North Shore Long Island Jewish Health Care
	Inc., 6.15%, 11/01/43	4,531
1,000,000	Novelis Inc./GA, 8.75%, 12/15/20 (b)	1,096
1,700,000	Old Republic International Corp.,
	4.88%, 10/01/24	1,742
3,015,000	Orange SA, 9.00%, 3/01/31	4,478
2,480,000	Pacific Rubiales Energy Corp. 144A,
	5.38%, 1/26/19 (a)(b)	2,492
1,470,000	People’s United Bank, 4.00%, 7/15/24	1,477
1,960,000	Petroleos Mexicanos, 4.88%, 1/18/24	2,078
2,350,000	Prudential Financial Inc., 5.63%, 6/15/43	2,450
3,800,000	RBS Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (a)	3,839
1,000,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC/Reynolds Group Issuer Lu,
	6.88%, 2/15/21	1,067
600,000	Sabre Inc. 144A, 8.50%, 5/15/19 (a)	647
1,000,000	SandRidge Energy Inc., 8.75%, 1/15/20	930
2,600,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (a)	2,592
1,775,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	1,735
835,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	851
1,645,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	1,882
4,030,000	Sinopec Capital 2013 Ltd. 144A,
	1.88%, 4/24/18 (a)	3,980
2,010,000	Sompo Japan Insurance Inc. 144A,
	5.33%, 3/28/73 (a)(b)	2,121
1,785,000	Southeast Supply Header LLC 144A,
	4.25%, 6/15/24 (a)	1,844
1,370,000	Sparebank 1 Boligkreditt AS 144A,
	2.63%, 5/27/16 (a)	1,410
1,195,000	Standard Chartered PLC 144A,
	3.95%, 1/11/23 (a)	1,175
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (a)	5,296
2,400,000	SunTrust Bank/Atlanta GA, 0.67%, 2/15/17	2,404
2,675,000	Teachers Insurance & Annuity Association of
	America 144A, 6.85%, 12/16/39 (a)	3,548
2,360,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	2,402

Annual Report	27

Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,050,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (a)	$2,056
1,000,000	T-Mobile USA Inc., 6.25%, 4/01/21	1,047
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39 (b)	4,213
2,295,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	2,285
1,350,000	Valero Energy Corp., 6.63%, 6/15/37 (b)	1,665
3,990,000	Verizon Communications Inc., 6.40%, 9/15/33	4,869
2,984,000	Vornado Realty LP, 4.25%, 4/01/15	3,001
1,070,000	Wells Fargo Capital X, 5.95%, 12/15/36	1,097
2,405,000	Wesfarmers Ltd. 144A, 1.87%, 3/20/18 (a)	2,402
1,843,000	Westvaco Corp., 7.95%, 2/15/31	2,386
3,820,000	Williams Companies Inc., 4.55%, 6/24/24	3,750
965,000	Williams Companies Inc., 8.75%, 3/15/32	1,232
Total Corporate Bond (Cost - $257,322)		265,768
FDIC Guaranteed (0%)
428,967	FDIC Structured Sale Guaranteed Notes 144A,
	0.88%, 12/04/20 (a)
	(Cost - $430)	432
Mortgage Backed (28%)
13,081	Bear Sterns ARM Trust 2003-1, 2.62%, 4/25/33	12
1,719,011	Connecticut Avenue Securities, 1.10%, 5/25/24	1,693
2,415,742	Connecticut Avenue Securities, 1.35%, 7/25/24	2,389
1,885,359	Connecticut Avenue Securities, 1.75%, 1/25/24	1,885
931,487	Connecticut Avenue Securities, 2.15%, 10/25/23	938
1,290,000	Del Coronado Trust 144A, 0.95%, 3/15/26 (a)	1,288
2,172,644	Fannie Mae Connecticut Avenue Securities,
	1.10%, 5/25/24	2,138
7,661,508	FG Q12837 30YR, 3.00%, 11/01/42	7,688
880,000	FN, 2.50%, 15YR TBA (c)	893
11,610,000	FN, 3.00%, 30YR TBA (c)	11,613
6,920,000	FN, 3.50%, 30YR TBA (c)	7,156
15,420,000	FN, 4.00%, 30YR TBA (c)	16,373
9,720,000	FN, 4.50%, 30YR TBA (c)	10,536
4,323,286	FN 254766 30YR, 5.00%, 6/01/33	4,799
2,855,066	FN 725423 30YR, 5.50%, 5/01/34	3,213
2,364,474	FN 725424 30YR, 5.50%, 4/01/34	2,661
5,867,720	FN 745418 30YR, 5.50%, 4/01/36	6,563
3,808,959	FN 995203 30YR, 5.00%, 7/01/35	4,229
1,879,353	FN AE0138 30YR, 4.50%, 3/01/40	2,058
3,814,952	FN AJ7689 30YR, 4.00%, 12/01/41	4,056
3,705,375	FN AL2221 15YR, 3.00%, 7/01/27	3,856
496,555	FN AL2605 15YR, 3.00%, 6/01/27	517
2,893,857	FN AL2654 15YR, 3.00%, 11/01/27	3,011
3,613,783	FN AO7975 15YR, 3.00%, 6/01/27	3,760
1,400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.35%, 2/25/24	1,386
361,289	G2 5140 30YR, 4.50%, 8/20/41	396
1,360,891	G2 5175 30YR, 4.50%, 9/20/41	1,489
2,566,159	G2 5259 30YR, 4.00%, 12/20/41	2,749
8,000,000	GN, 3.50%, 30YR TBA (c)	8,355
7,272,040	GN 734089 30YR, 4.00%, 12/15/40	7,787
3,924,957	GN 745187 30YR, 4.50%, 7/15/40	4,327
300,000	Granite Master Issuer PLC, 1.01%, 12/17/54	293
182,192	Harborview Mortgage Loan Trust,
	2.75%, 1/19/35	177
1,490,000	Hilton USA Trust 2013-HLF 144A,
	1.15%, 11/05/30 (a)	1,491
2,440,000	Hilton USA Trust 2013-HLT 144A,
	2.66%, 11/05/30 (a)	2,459

Principal or Shares	Security Description	Value (000)

497,428	JP Morgan Mortgage Trust 2006-S2,
	6.00%, 7/25/36	$459
10,358,593	JP Morgan Mortgage Trust 2013-1 144A,
	2.50%, 3/25/43 (a)	10,253
4,347,066	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (a)	4,476
68,323	Landmark Mortgage Securities PLC,
	0.79%, 6/17/38 GBP (d)	105
47,950	Morgan Stanley Mortgage Loan Trust,
	2.07%, 7/25/34	48
619,586	Motel 6 Trust 144A, 1.50%, 10/05/25 (a)	619
1,729,884	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (a)	1,786
736,524	Prime Mortgage Trust, 5.00%, 10/25/35	731
2,418,020	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	2,055
98,304	Sequoia Mortgage Trust, 0.96%, 10/20/27	96
1,448,484	Sequoia Mortgage Trust, 1.45%, 2/25/43	1,372
6,268,167	Sequoia Mortgage Trust 144A,
	3.00%, 5/25/43 (a)	6,156
3,171,022	Sequoia Mortgage Trust, 3.50%, 9/25/42	3,224
1,300,000	Springleaf Mortgage Loan Trust 144A,
	5.58%, 6/25/58 (a)	1,349
1,676,966	Structured Agency Credit Risk Debt Notes,
	1.60%, 11/25/23	1,674
32,818	Structured Asset Mortgage Investments Inc.,
	3.59%, 7/25/32	34
9,350	Structured Asset Securities Corp.,
	0.00%, 8/25/32	5
992,527	WaMu Mortgage Pass Through Certificates,
	2.12%, 7/25/37	858
Total Mortgage Backed (Cost - $168,328)		169,534
Municipal (1%)
1,495,000	California State, 7.55%, 4/01/39	2,247
2,185,000	State Board of Administration Finance Corp.,
	2.11%, 7/01/18	2,215
770,000	State Board of Administration Finance Corp.,
	3.00%, 7/01/20	780
1,000,000	State of Washington, 1.70%, 7/01/20	958
Total Municipal (Cost - $5,382)		6,200
U.S. Treasury (20%)
29,735,000	U.S. Treasury Bill, 0.00%, 1/08/15 (e)(f)(g)	29,735
7,380,000	U.S. Treasury Bond, 3.13%, 8/15/44	7,472
6,040,000	U.S. Treasury Bond, 3.38%, 5/15/44 (g)	6,408
18,720,000	U.S. Treasury Note, 0.88%, 4/30/17	18,783
35,560,000	U.S. Treasury Note, 1.75%, 9/30/19	35,799
12,690,000	U.S. Treasury Note, 2.38%, 8/15/24	12,741
22,000,000	U.S. Treasury Strip Principal, 0.00%, 11/15/40	9,857
Total U.S. Treasury (Cost - $119,997)		120,795
Investment Company (10%)
23,784,686	Payden Cash Reserves Money Market Fund *	23,785
1,656,459	Payden Emerging Markets Corporate Bond Fund,
	Institutional Class *	17,227
646,094	Payden Emerging Markets Local Bond Fund,
	Investor Class *	5,479
1,522,172	Payden Floating Rate Fund, Institutional Class *	15,191
Total Investment Company (Cost - $62,060)		61,682

28	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Total (Cost - $649,470) (110%)		$660,248
Liabilities in excess of Other Assets (-10%)		(61,067)
Net Assets (100%)		$599,181

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $19,309 and the total market value of the collateral held by the Fund is $20,000. Amount in 000s.
(c)	Security was purchased on a delayed delivery basis.
(d)	Principal in foreign currency.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.
(f)	Yield to maturity at time of purchase.
(g)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/12/2014	British Pound (Sell 66)	HSBC Bank USA, N.A.	$—
1/30/2015	British Pound (Sell 5,513)	State Street Bank & Trust Co.	84
1/20/2015	Euro (Sell 10,483)	HSBC Bank USA, N.A.	220
			$304
Liabilities:
11/25/2014	India Rupee (Buy 256,150)	Barclays Bank PLC	$(28)
1/30/2015	Norwegian Krone (Buy 58,854)	Barclays Bank PLC	(184)
			$(212)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
99	U.S. Long Bond Future	Dec-14	$(13,968)	$(208)

Open Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Value (000s)
Barclays Bank PLC	3M US LIBOR	(4.01)%	Dec-40	USD 9,400	$(1,900)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$19,309
Non-cash Collateral[2]	(19,309)
Net Amount	$—
[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report	29

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Financial	43%
Energy	13%
Telecommunication	9%
Utility	7%
Other	28%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
650,000	SBA Tower Trust 144A, 2.90%, 10/15/44 (a)
	(Cost - $648)	$653
Bank Loans(b) (0%)
200,000	Lions Gate Entertainment Corp.,
	5.50%, 7/19/20
	(Cost - $200)	201
Corporate Bond (90%)
Consumer Cyclical (1%)
250,000	1011778 BC ULC / New Red Finance Inc. 144A,
	6.00%, 4/01/22 (a)(c)	255
730,000	Glencore Funding LLC 144A, 1.40%, 5/27/16 (a)	734
		989
Consumer Non-Cyclical (7%)
425,000	Actavis Funding SCS 144A, 2.45%, 6/15/19 (a)	412
180,000	Beverages & More Inc. 144A,
	10.00%, 11/15/18 (a)	172
475,000	Central American Bottling Corp. 144A,
	6.75%, 2/09/22 (a)	505
650,000	Mallinckrodt International Finance SA,
	3.50%, 4/15/18 (c)	643
142,000	Mondelez International Inc., 6.50%, 2/09/40	181
250,000	Mylan Inc. 144A, 6.00%, 11/15/18 (a)	258
590,000	North Shore Long Island Jewish Health Care
	Inc., 6.15%, 11/01/43	754
945,000	Pfizer Inc., 7.20%, 3/15/39	1,333
600,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (a)	603
		4,861
Energy (14%)
716,873	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (a)	810
300,000	Buckeye Partners LP, 5.60%, 10/15/44	298
290,000	Buckeye Partners LP, 5.85%, 11/15/43	298
300,000	Canadian Natural Resources Ltd.,
	6.25%, 3/15/38 (c)	364
435,000	Cenovus Energy Inc., 6.75%, 11/15/39	551

Principal or Shares	Security Description	Value (000)

405,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	$519
325,000	Encana Corp., 6.50%, 8/15/34	401
550,000	Enterprise Products Operating LLC,
	6.65%, 10/15/34 (c)	712
500,000	EP Energy LLC / Everest Acquisition Finance
	Inc., 9.38%, 5/01/20 (c)	549
500,000	Freeport-McMoran Oil & Gas LLC/FCX Oil &
	Gas Inc., 6.50%, 11/15/20	547
750,000	Hutchison Whampoa International 12 Ltd.
	144A, 6.00%, 5/29/49 (a)	805
190,000	KazMunaiGaz Finance Sub BV,
	9.13%, 7/02/18 (d)	225
400,000	Kinder Morgan Energy Partners LP,
	6.95%, 1/15/38	468
250,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (a)	265
395,000	Marathon Petroleum Corp., 4.75%, 9/15/44	399
500,000	Pacific Rubiales Energy Corp. 144A,
	5.38%, 1/26/19 (a)(c)	503
210,000	TransCanada PipeLines Ltd., 7.63%, 1/15/39	295
350,000	Valero Energy Corp., 6.63%, 6/15/37 (c)	432
870,000	Williams Companies Inc., 4.55%, 6/24/24	854
240,000	WPX Energy Inc., 5.25%, 9/15/24	235
		9,530
Financial (44%)
750,000	Abbey National Treasury Services PLC/London,
	1.65%, 9/29/17 (c)	751
430,000	Air Lease Corp., 5.63%, 4/01/17	464
250,000	Ally Financial Inc., 4.75%, 9/10/18 (c)	263
750,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)(c)	767
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	835
725,000	Bank of America Corp., 4.20%, 8/26/24	731
105,000	Bank of America Corp., 6.88%, 4/25/18	122
330,000	Bank of America Corp., 7.63%, 6/01/19	401
370,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	411

30	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

252,000	BBVA Banco Continental SA 144A, 2.25%, 7/29/16 (a)	$254
950,000	BioMed Realty LP, 3.85%, 4/15/16 (c)	988
600,000	BPCE SA 144A, 4.50%, 3/15/25 (a)	584
250,000	Citigroup Inc., 5.90%, 12/29/49 (c)	250
115,000	Citigroup Inc., 6.00%, 10/31/33	132
500,000	Compass Bank, 1.85%, 9/29/17	502
850,000	Digital Realty Trust LP, 5.88%, 2/01/20 (c)	951
750,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (a)	751
1,000,000	General Electric Capital Corp., 6.38%, 11/15/67	1,070
205,000	General Motors Financial Co. Inc., 4.75%, 8/15/17	219
600,000	Goldman Sachs Group Inc., 1.83%, 11/29/23	621
600,000	Goldman Sachs Group Inc., 5.63%, 1/15/17	651
460,000	Goldman Sachs Group Inc., 7.50%, 2/15/19	550
510,000	Government Properties Income Trust, 3.75%, 8/15/19	519
315,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	354
500,000	Hospitality Properties Trust, 4.50%, 3/15/25	498
900,000	HSBC USA Inc., 5.00%, 9/27/20	987
500,000	ING Bank NV, 4.13%, 11/21/23 (c)	513
600,000	International Lease Finance Corp., 2.18%, 6/15/16	600
500,000	Intesa Sanpaolo SpA 144A, 5.02%, 6/26/24 (a)	490
1,000,000	JPMorgan Chase & Co., 2.20%, 10/22/19 (c)	989
250,000	Lloyds TSB Bank PLC 144A, 6.50%, 9/14/20 (a)(c)	290
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	586
505,000	MetLife Inc., 6.40%, 12/15/36	570
50,000	MetLife Inc., 10.75%, 8/01/39	81
400,000	Morgan Stanley, 4.35%, 9/08/26	402
500,000	Morgan Stanley, 5.45%, 7/29/49	503
600,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	930
640,000	Navient Corp., 6.13%, 3/25/24	662
375,000	Old Republic International Corp., 4.88%, 10/01/24	384
350,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	552
340,000	People’s United Bank, 4.00%, 7/15/24	342
325,000	Prudential Financial Inc., 5.63%, 6/15/43	339
200,000	Prudential Financial Inc., 5.88%, 9/15/42 (c)	213
625,000	QBE Insurance Group Ltd. 144A, 2.40%, 5/01/18 (a)	626
250,000	RBS Citizens Financial Group Inc. 144A, 4.15%, 9/28/22 (a)	253
650,000	Royal Bank of Scotland Group PLC, 5.13%, 5/28/24	660
625,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (a)	623
285,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	279
225,000	Senior Housing Properties Trust, 4.75%, 5/01/24	229
365,000	Senior Housing Properties Trust, 6.75%, 4/15/20	418
470,000	Sompo Japan Insurance Inc. 144A, 5.33%, 3/28/73 (a)	496

Principal or Shares	Security Description	Value (000)

200,000	Standard Chartered PLC 144A, 3.95%, 1/11/23 (a)(c)	$197
500,000	Standard Chartered PLC 144A, 5.70%, 3/26/44 (a)(c)	535
250,000	Synchrony Financial, 3.75%, 8/15/21	255
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	585
475,000	TIAA Asset Management Finance Co. LLC 144A, 4.13%, 11/01/24 (a)	478
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	942
250,000	Trinity Acquisition PLC, 6.13%, 8/15/43	279
450,000	UniCredit Luxembourg Finance SA 144A, 6.00%, 10/31/17 (a)(c)	487
125,000	Wells Fargo Capital X, 5.95%, 12/15/36	128
		30,542
Healthcare (2%)
180,000	Dignity Health, 3.13%, 11/01/22	175
740,000	Dignity Health, 4.50%, 11/01/42	720
150,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	153
200,000	Valeant Pharmaceuticals International 144A, 7.00%, 10/01/20 (a)	211
		1,259
Industrial (3%)
550,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	540
440,000	Aviation Capital Group Corp. 144A, 4.63%, 1/31/18 (a)	459
620,000	Embraer Overseas Ltd., 6.38%, 1/15/20	697
450,000	Keysight Technologies Inc. 144A, 3.30%, 10/30/19 (a)	451
300,000	Textron Inc., 5.60%, 12/01/17	332
		2,479
Material (3%)
350,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (a)(c)	356
480,000	ArcelorMittal, 6.13%, 6/01/18	515
280,000	Ashland Inc., 3.88%, 4/15/18	286
155,000	Dow Chemical Co., 9.40%, 5/15/39	248
445,000	Westvaco Corp., 7.95%, 2/15/31	576
		1,981
Telecommunication (9%)
175,000	21St. Century Fox America Inc., 9.50%, 7/15/24	242
250,000	AT&T Inc., 6.55%, 2/15/39 (c)	311
500,000	British Sky Broadcasting Group PLC 144A, 9.50%, 11/15/18 (a)	635
90,000	CenturyLink Inc., 5.80%, 3/15/22	96
600,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5.20%, 3/15/20	672
250,000	IAC/InterActiveCorp 144A, 4.75%, 12/15/22 (a)	246
400,000	Orange SA, 9.00%, 3/01/31	594
480,000	Rogers Communications Inc., 5.00%, 3/15/44	502
200,000	TBG Global Pte Ltd. 144A, 4.63%, 4/03/18 (a)	201
600,000	Telecom Italia Capital SA, 7.18%, 6/18/19	686
100,000	Time Warner Entertainment Co. LP, 8.38%, 7/15/33	149
400,000	Time Warner Inc., 7.63%, 4/15/31	548
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	980

Annual Report	31

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
280,000	Verizon Communications Inc. 144A, 4.86%, 8/21/46 (a)	$286
		6,148
Utility (7%)
350,000	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	389
700,000	AES Corp./VA, 3.23%, 6/01/19	698
250,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	315
600,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	647
195,000	Electricite de France SA 144A, 5.25%, 1/29/49 (a)(c)	203
605,000	Electricite de France SA 144A, 6.00%, 1/22/14 (a)	682
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	531
345,000	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	365
500,000	Metropolitan Edison Co. 144A, 4.00%, 4/15/25 (a)	506
225,000	Sempra Energy, 9.80%, 2/15/19	294
300,000	Tri-State Generation & Transmission Association Inc. 144A, 4.70%, 11/01/44 (a)	305
		4,935
Total Corporate Bond (Cost - $60,593)		62,724
Foreign Government (1%)
750,000	Fondo MIVIVIENDA SA 144A, 3.38%, 4/02/19 (a)
	(Cost - $748)	759
Municipal (1%)
505,000	State Board of Administration Finance Corp., 2.11%, 7/01/18
	(Cost - $505)	512
U.S. Treasury (5%)
300,000	U.S. Treasury Bill, 0.00%, 1/08/15 (e)(f)(g)	300
1,500,000	U.S. Treasury Note, 0.38%, 3/15/16	1,502
175,000	U.S. Treasury Note, 1.75%, 9/30/19	176
980,000	U.S. Treasury Note, 2.38%, 8/15/24	984
625,000	U.S. Treasury Note, 3.13%, 8/15/44	633
Total U.S. Treasury (Cost - $3,629)		3,595
Investment Company (16%)
10,993,989	Payden Cash Reserves Money Market Fund *
	(Cost - $10,994)	10,994
Total (Cost - $77,317) (114%)		79,438
Liabilities in excess of Other Assets (-14%)		(9,792)

Net Assets (100%)		$69,646

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $8,201 and the total market value of the collateral held by the Fund is $8,467. Amount in 000s.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(f)	All or a portion of the security is pledged to cover futures contract margin requirements.
(g)	Yield to maturity at time of purchase.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
9	U.S. Long Bond Future	Dec-14	$1,270	$ 19
35	U.S. Treasury 10 Year Note Future	Dec-14	(4,422)	(25)
89	U.S. Treasury 5 Year Note Future	Jan-15	10,629	59
				$ 53

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund (Pays)	Clearinghouse	Expiration Date	Notional Principal (000s)		Value (000s)
CDX.NA.HY. 23	(5.00)%	Chicago Mercantile	Dec-19	USD	3,000	$(226)
						$(226)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$8,201
Non-cash Collateral[2]	(8,201)

Net Amount	$ —

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

32	Payden Mutual Funds

Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.
Portfolio Composition - percent of value
Corporate	48%
Asset Backed	18%
U.S. Treasury	13%
Mortgage Backed	10%
U.S. Government Guaranteed	2%
Other	9%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and Institutional Classes are expected to perform similiarly to its Investor Class.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)

Asset Backed (5%)
994,049	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	$988
250,000	Apidos CLO XIV 144A, 1.38%, 4/15/25 (a)	245
297,990	Colony American Homes 2014-2 144A,
	1.10%, 7/17/31 (a)	295
620,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.15%, 6/17/31 (a)	616
250,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.25%, 9/17/31 (a)	250
1,000,000	Octagon Investment Partners XIX Ltd. 144A,
	1.75%, 4/15/26 (a)	997
475,000	SBA Tower Trust 144A, 2.90%, 10/15/44 (a)	477
405,986	Wachovia Asset Securitization Issuance II LLC
	2007-HE1 Trust 144A, 0.29%, 7/25/37 (a)	360

Total Asset Backed (Cost - $4,244)		4,228

Bank Loans(b) (9%)
500,000	Akorn Inc. Term Loan 1L, 4.50%, 4/16/21	499
600,000	Albertsons/Safeway LLC Term Loan B4 1L,
	5.50%, 8/25/21	601
498,750	Catalent Pharma Solutions Inc. Term Loan B 1L,
	4.50%, 5/20/21	499
498,750	Davita Healthcare Partners Inc. Term Loan B 1L,
	3.50%, 6/24/21	496
598,485	HJ Heinz Co. Term Loan B2 1L, 3.50%, 3/27/20	596
597,000	Hub International Ltd. Term Loan 1L,
	4.25%, 10/02/20	590
498,750	Libbey Glass Inc. Term Loan 1L, 3.75%, 4/09/21	492
498,750	Michaels Stores Inc. Term Loan 1L,
	4.00%, 1/28/20	494
500,000	Nortek Inc. Term Loan 1L, 3.75%, 10/30/20	492
498,750	Ortho-Clinical Diagnostics Inc. Term Loan 1L,
	4.75%, 6/30/21	494
597,000	Payless ShoeSource Term Loan 1L,
	5.00%, 3/11/21	579

Principal or Shares	Security Description	Value (000)

498,750	Post Holdings Inc. Term Loan A 1L,
	3.75%, 6/02/21	$497
598,477	Sabre Global Inc. Term Loan B 1L,
	4.25%, 2/19/19	590
498,750	Stater Bros Markets Term Loan B 1L,
	4.75%, 5/12/21	495
498,750	Vantiv LLC Term Loan B 1L, 3.75%, 6/13/21	496
498,750	Visteon Corp. Term Loan B-Dd 1L,
	3.50%, 4/08/21	493

Total Bank Loans (Cost - $8,479)		8,403

Corporate Bond (48%)
280,000	1011778 BC ULC / New Red Finance Inc. 144A,
	6.00%, 4/01/22 (a)(c)	285
605,000	Actavis Funding SCS 144A, 2.45%, 6/15/19 (a)	587
230,000	Air Canada 144A, 8.75%, 4/01/20 (a)	254
620,000	Air Lease Corp., 5.63%, 4/01/17	670
200,000	Alexandria Real Estate Equities Inc.,
	2.75%, 1/15/20	200
6,000,000	America Movil SAB de CV, 6.00%, 6/09/19
	MXN (d)	451
281,486	American Airlines 2013-2 Class B Pass Through
	Trust, 5.60%, 7/15/20	287
300,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21	316
305,000	American Express Credit Corp., 1.55%, 9/22/17	306
275,000	American Tower Corp., 7.00%, 10/15/17	312
300,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (a)	305
455,000	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC, 3.00%, 2/06/19 (c)	439
300,000	Ardagh Packaging Finance PLC 144A,
	9.13%, 10/15/20 (a)	325
350,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	344
300,000	AutoZone Inc., 1.30%, 1/13/17 (c)	301

Annual Report	33

Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

350,000	Bank of America Corp., 4.20%, 8/26/24	$ 353
210,000	Bank of America Corp., 6.88%, 4/25/18	243
275,000	Barclays Bank PLC 144A, 6.05%, 12/04/17 (a)	305
210,000	Barrick Gold Corp., 6.95%, 4/01/19 (c)	242
155,000	BBVA Banco Continental SA 144A,
	3.25%, 4/08/18 (a)	158
250,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	272
300,000	BreitBurn Energy Partners LP / BreitBurn
	Finance Corp., 8.63%, 10/15/20	307
550,000	Buckeye Partners LP, 5.60%, 10/15/44	547
80,000	Capital One Financial Corp., 6.15%, 9/01/16	87
300,000	CCO Holdings LLC / CCO Holdings Capital
	Corp., 5.75%, 9/01/23 (c)	308
300,000	CenturyLink Inc., 6.45%, 6/15/21	330
400,000	CF Industries Inc., 6.88%, 5/01/18	463
400,000	Chesapeake Energy Corp., 4.88%, 4/15/22 (c)	411
210,000	Chrysler Group LLC / CG Co.-Issuer Inc.,
	8.25%, 6/15/21	236
300,000	CHS/Community Health Systems Inc.,
	8.00%, 11/15/19 (c)	325
300,000	Citigroup Inc., 0.50%, 6/09/16	298
57,000	Citigroup Inc., 1.25%, 1/15/16	57
200,000	Citigroup Inc., 1.55%, 8/14/17	200
325,000	Citigroup Inc., 5.88%, 2/22/33	370
300,000	CONSOL Energy Inc. 144A,
	5.88%, 4/15/22 (a)(c)	306
300,000	Continental Resources Inc./OK, 5.00%, 9/15/22	318
300,000	DaVita HealthCare Partners Inc.,
	5.13%, 7/15/24 (c)	307
350,000	DCP Midstream LLC 144A, 9.75%, 3/15/19 (a)	448
230,000	Digital Realty Trust LP, 5.88%, 2/01/20 (c)	257
300,000	Dole Food Co. Inc. 144A, 7.25%, 5/01/19 (a)	303
250,000	Dollar General Corp., 1.88%, 4/15/18	240
150,000	Eastman Chemical Co., 2.40%, 6/01/17	153
380,000	Ecopetrol SA, 5.88%, 9/18/23	425
425,000	Edison International, 3.75%, 9/15/17	451
350,000	EDP Finance BV 144A, 6.00%, 2/02/18 (a)	377
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	531
205,000	EP Energy LLC / EP Energy Finance Inc.,
	9.38%, 5/01/20 (c)	225
400,000	Express Scripts Holding Co., 2.25%, 6/15/19 (c)	398
300,000	First Cash Financial Services Inc.,
	6.75%, 4/01/21	313
300,000	First Quantum Minerals Ltd. 144A,
	6.75%, 2/15/20 (a)	292
220,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	248
177,000	Freeport-McMoran Oil & Gas LLC/FCX Oil &
	Gas Inc., 6.50%, 11/15/20	194
450,000	GATX Corp., 2.50%, 3/15/19	451
300,000	Genesis Energy LP / Genesis Energy Finance
	Corp., 5.75%, 2/15/21 (c)	302
300,000	Glencore Funding LLC 144A, 1.40%, 5/27/16 (a)	302
300,000	Goldman Sachs Group Inc., 1.83%, 11/29/23 (c)	310
300,000	Goodyear Tire & Rubber Co., 6.50%, 3/01/21 (c)	322
285,000	Government Properties Income Trust,
	3.75%, 8/15/19	290
200,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	225
350,000	Hexion U.S. Finance Corp., 6.63%, 4/15/20	352
225,000	Hospitality Properties Trust, 4.50%, 3/15/25	224

Principal or Shares	Security Description	Value (000)

275,000	HSBC USA Inc., 5.00%, 9/27/20	$ 302
400,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (a)	401
247,000	Hyundai Capital America 144A,
	1.88%, 8/09/16 (a)	250
300,000	Imperial Metals Corp. 144A, 7.00%, 3/15/19 (a)	283
450,000	ING Bank NV 144A, 2.00%, 9/25/15 (a)	455
200,000	Jo-Ann Stores Inc. 144A, 8.13%, 3/15/19 (a)	193
450,000	John Deere Capital Corp., 2.30%, 9/16/19	454
500,000	Johnson Controls Inc., 1.40%, 11/02/17	498
525,000	KazMunayGas National Co. JSC 144A,
	6.38%, 4/09/21 (a)	579
435,000	Kilroy Realty LP, 5.00%, 11/03/15	453
350,000	Kinder Morgan Energy Partners LP,
	4.25%, 9/01/24	349
300,000	Laredo Petroleum Inc., 7.38%, 5/01/22	313
300,000	Legacy Reserves LP / Legacy Reserves Finance
	Corp., 6.63%, 12/01/21	292
400,000	Levi Strauss & Co., 6.88%, 5/01/22	437
150,000	Macquarie Group Ltd. 144A,
	3.00%, 12/03/18 (a)	155
392,000	Macquarie Group Ltd. 144A, 4.88%, 8/10/17 (a)	423
450,000	Martin Marietta Materials Inc. 144A,
	1.33%, 6/30/17 (a)	452
165,000	MeadWestvaco Corp., 7.38%, 9/01/19	197
300,000	MEG Energy Corp. 144A, 6.50%, 3/15/21 (a)	298
200,000	Mizuho Bank Ltd. 144A, 0.68%, 9/25/17 (a)(c)	200
250,000	Mizuho Bank Ltd. 144A, 1.55%, 10/17/17 (a)	249
300,000	Mobile Mini Inc., 7.88%, 12/01/20	325
400,000	Morgan Stanley, 4.35%, 9/08/26	402
250,000	Morgan Stanley, 5.95%, 12/28/17	281
420,000	MUFG Union Bank NA, 5.95%, 5/11/16	450
400,000	Nationwide Building Society 144A,
	6.25%, 2/25/20 (a)	471
440,000	Noble Holding International Ltd.,
	3.45%, 8/01/15	448
250,000	Novelis Inc./GA, 8.75%, 12/15/20 (c)	274
300,000	Numericable Group SA 144A,
	6.00%, 5/15/22 (a)	307
305,000	Oleoducto Central SA 144A, 4.00%, 5/07/21 (a)	310
250,000	Orange SA, 9.00%, 3/01/31	371
100,000	Pacific Rubiales Energy Corp. 144A,
	5.38%, 1/26/19 (a)(c)	100
100,000	PaperWorks Industries Inc. 144A,
	9.50%, 8/15/19 (a)	103
300,000	Perrigo Co. PLC, 2.30%, 11/08/18	298
180,000	Petroleos Mexicanos, 6.00%, 3/05/20	205
200,000	QBE Insurance Group Ltd. 144A,
	2.40%, 5/01/18 (a)	200
430,000	Quest Diagnostics Inc., 5.45%, 11/01/15	449
150,000	RJS Power Holdings LLC 144A,
	5.13%, 7/15/19 (a)(c)	150
300,000	Royal Bank of Scotland Group PLC,
	1.88%, 3/31/17	301
300,000	Royal Bank of Scotland Group PLC,
	5.13%, 5/28/24	304
253,000	Ryder System Inc., 2.50%, 3/01/17	259
400,000	Sabine Pass LNG LP, 7.50%, 11/30/16	431

34	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (a)	$ 498
445,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	435
450,000	Senior Housing Properties Trust,
	4.75%, 5/01/24	458
250,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	286
270,000	Seventy Seven Operating LLC, 6.63%, 11/15/19	269
845,000	Sinopec Group Overseas Development 2012 Ltd. 144A, 3.90%, 5/17/22 (a)(c)	866
200,000	Standard Chartered PLC 144A,
	3.95%, 1/11/23 (a)	197
700,000	Star Energy Geothermal Wayang Windu Ltd.
	144A, 6.13%, 3/27/20 (a)	719
300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24 (c)	298
300,000	Synchrony Financial, 1.88%, 8/15/17	301
325,000	TAM Capital 3 Inc. 144A, 8.38%, 6/03/21 (a)	351
250,000	Teck Resources Ltd., 2.50%, 2/01/18	250
520,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	529
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	345
450,000	Tesco PLC 144A, 5.50%, 11/15/17 (a)	484
400,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (a)	401
300,000	T-Mobile USA Inc., 6.25%, 4/01/21 (c)	314
225,000	TransAlta Corp., 1.90%, 6/03/17	225
300,000	Tronox Finance LLC, 6.38%, 8/15/20 (c)	310
350,000	Tyson Foods Inc., 2.65%, 8/15/19	354
400,000	U.S. Steel Corp., 6.88%, 4/01/21	434
300,000	UBS AG/Stamford CT, 1.38%, 8/14/17	299
375,000	UniCredit Luxembourg Finance SA 144A,
	6.00%, 10/31/17 (a)	406
165,000	Vornado Realty LP, 2.50%, 6/30/19 (c)	165
500,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (a)	504
250,000	Williams Companies Inc., 8.75%, 3/15/32	319
300,000	Windstream Corp., 7.50%, 6/01/22 (c)	320
50,000	Yum! Brands Inc., 6.25%, 3/15/18	56

Total Corporate Bond (Cost - $43,735)		43,523

Foreign Government (8%)
1,000,000	Brazilian Government International Bond,
	12.50%, 1/05/16 BRL (c)(d)	415
755,000	Croatia Government International Bond 144A,
	6.38%, 3/24/21 (a)	833
380,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (a)	434
455,000	El Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (a)	438
325,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (a)	358
416,000	Hungary Government International Bond,
	4.13%, 2/19/18	431
360,000	Indonesia Government International Bond 144A, 5.88%, 3/13/20 (a)	405
355,000	Indonesia Government International Bond,
	5.88%, 3/13/20 (e)	399
71,800,000	Nigeria Government International Bond 144A,
	4.00%, 4/23/15 NGN (a)(d)	422

Principal or Shares	Security Description	Value (000)

892,000	Peruvian Government International Bond 144A, 7.84%, 8/12/20 PEN (a)(d)	$ 354
15,000,000	Philippine Government International Bond,
	3.90%, 11/26/22 PHP (d)	327
325,000	Republic of Armenia 144A, 6.00%, 9/30/20 (a)	341
650,000	Republic of Georgia 144A, 6.88%, 4/12/21 (a)	736
405,000	Republic of Sri Lanka 144A, 6.25%, 10/04/20 (a)	435
356,000	Romanian Government International Bond
	144A, 6.75%, 2/07/22 (a)	428
300,000	United Republic of Tanzania, 6.33%, 3/09/20 (e)	326
410,000	Uruguay Government International Bond,
	4.50%, 8/14/24 (c)	434

Total Foreign Government (Cost - $7,564)		7,516

Mortgage Backed (19%)
338,625	Alternative Loan Trust 2005-47CB,
	5.50%, 10/25/35	310
385,620	Alternative Loan Trust 2005-54CB,
	5.13%, 11/25/35	343
468,608	Alternative Loan Trust 2007-9T1,
	6.00%, 5/25/37	387
289,093	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	250
390,599	CHL Mortgage Pass-Through Trust 2004-29,
	2.21%, 2/25/35	302
327,026	CSMC Mortgage-Backed Trust 2006-7,
	6.00%, 8/25/36	286
1,000,000	Fannie Mae Connecticut Avenue Securities,
	2.75%, 5/25/24	889
500,000	Fannie Mae Connecticut Avenue Securities,
	3.05%, 7/25/24	456
500,000	Fannie Mae Connecticut Avenue Securities,
	3.15%, 7/25/24	458
590,928	FHLMC Multifamily Structured Pass Through
	Certificates, 0.50%, 4/25/19	592
1,970,000	FN, 3.00%, 15YR TBA (f)	2,043
2,500,000	FN, 3.50%, 15YR TBA (f)	2,642
1,900,000	FN, 4.50%, 30YR TBA (f)	2,059
943,559	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.15%, 2/25/24	935
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.80%, 4/25/24	967
195,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.35%, 2/25/24	193
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 3.75%, 4/25/24	940
320,245	GSMPS Mortgage Loan Trust 2005-RP2 144A, 0.50%, 3/25/35 (a)	282
128,931	JP Morgan Mortgage Trust 2006-A4,
	2.58%, 6/25/36	111
874,143	JP Morgan Mortgage Trust 2013-1 144A,
	2.50%, 3/25/43 (a)	865
573,239	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (a)	590
353,840	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)	365
306,633	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	275

Annual Report	35

Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

435,159	RFMSI Series 2006-SA2 Trust, 3.52%, 8/25/36	$388
Total Mortgage Backed (Cost - $17,243)		16,928
Municipal (0%)
250,000	District of Columbia Water & Sewer Authority,
	4.81%, 10/01/14
	(Cost - $250)	271
NCUA Guaranteed (2%)
1,533,446	NCUA Guaranteed Notes Trust 2011-R2,
	0.55%, 2/06/20
	(Cost - $1,541)	1,540
U.S. Treasury (13%)
3,190,000	U.S. Treasury Bill, 0.00%, 1/08/15 (g)	3,190
650,000	U.S. Treasury Bond, 3.13%, 8/15/44	658
3,540,000	U.S. Treasury Note, 0.88%, 4/30/17	3,552
3,750,000	U.S. Treasury Note, 1.75%, 9/30/19	3,775
595,000	U.S. Treasury Note, 2.38%, 8/15/24	598
Total U.S. Treasury (Cost - $11,792)		11,773

Stocks (2%)
Common Stock (1%)
4,680	BioMed Realty Trust Inc.	102
2,880	Corrections Corp. of America (c)	106
1,580	Digital Realty Trust Inc. (c)	109
2,120	Equity Residential	147
560	Public Storage	103
450	Simon Property Group Inc.	81
		648
Master Limited Partnerships (1%)
3,640	Enterprise Products Partners LP	134
1,720	Magellan Midstream Partners LP	141
2,080	MarkWest Energy Partners LP	146
2,380	Plains All American Pipeline LP	134
1,400	Targa Resources Partners LP	86
		641
Preferred Stock (0%)
3,450	Alexandria Real Estate Equities Inc.	88
3,550	DDR Corp.	91
3,350	Discover Financial Services	86
3,350	First Republic Bank	88
2,950	US Bancorp	86
3,900	Vornado Realty Trust	93
2,700	Wells Fargo & Co.	67
		599
Total Stocks (Cost - $1,816)		1,888
Investment Company (9%)
8,641,858	Payden Cash Reserves Money Market Fund *
	(Cost - $8,642)	8,642
Total (Cost - $105,306) (115%)		104,712
Liabilities in excess of Other Assets (-15%)		(13,645)
Net Assets (100%)		$91,067

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $7,262 and the total market value of the collateral held by the Fund is $7,564. Amounts in 000s.
(d)	Principal in foreign currency.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(f)	Security was purchased on a delayed delivery basis.
(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/23/2014	Australian Dollar (Sell 2,442)	Royal Bank of Canada	$35
12/18/2014	British Pound (Sell 1,026)	State Street Bank & Trust Co.	8
1/30/2015	British Pound (Sell 845)	State Street Bank & Trust Co.	13
12/23/2014	Canadian Dollar (Sell 1,398)	Royal Bank of Canada	31
1/20/2015	Euro (Sell 2,631)	HSBC Bank USA, N.A.	55
12/17/2014	Japanese Yen (Sell 132,500)	Barclays Bank PLC	66
1/27/2015	Swiss Franc (Sell 1,943)	State Street Bank & Trust Co.	29
			$237
Liabilities:
12/23/2014	Australian Dollar (Buy 2,442)	Royal Bank of Canada	$(3)
1/29/2015	Brazilian Real (Sell 1,065)	HSBC Bank USA, N.A.	(9)
12/18/2014	British Pound (Buy 1,026)	State Street Bank & Trust Co.	(55)
12/23/2014	Canadian Dollar (Buy 1,398)	Royal Bank of Canada	(8)
1/20/2015	Euro (Buy 1,024)	HSBC Bank USA, N.A.	(27)
11/25/2014	India Rupee (Buy 38,450)	Barclays Bank PLC	(4)
12/17/2014	Japanese Yen (Buy 132,500)	Barclays Bank PLC	(94)
1/30/2015	Norwegian Krone (Buy 9,024)	Barclays Bank PLC	(28)
1/27/2015	Swiss Franc (Buy 1,943)	State Street Bank & Trust Co.	(35)
			$(263)

36	Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$7,262
Non-cash Collateral[2]	(7,262)
Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

Annual Report	37

Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and Institutional Classes are expected to perform similiarly to its Investor Class.

Portfolio Composition - percent of value

Bank Loans	83%
Corporate	7%
Asset Backed	6%
Investment Company	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
1,800,000	Babson CLO Ltd./Cayman Islands 144A,
	3.73%, 4/20/25 (a)	$1,719
1,500,000	Carlyle Global Market Strategies CLO 2013-2
	Ltd. 144A, 3.98%, 4/18/25 (a)	1,426
1,500,000	CIFC Funding 2013-III Ltd. 144A,
	3.48%, 10/24/25 (a)	1,368
1,500,000	Dryden XXII Senior Loan Fund 144A,
	3.43%, 8/15/25 (a)	1,381
1,500,000	Madison Park Funding XIII Ltd. 144A,
	3.58%, 1/19/25 (a)	1,404
1,500,000	North End CLO Ltd. 2013-1 144A,
	3.73%, 7/17/25 (a)	1,406
1,250,000	Octagon Investment Partners XIV Ltd. 144A,
	4.23%, 1/15/24 (a)	1,222

Total Asset Backed (Cost - $10,261)		9,926

Bank Loans(b) (82%)
2,493,750	Air Canada Term Loan B 1L, 5.50%, 9/26/19	2,526
2,000,000	Albertsons/Safeway Term Loan B4 1L,
	5.50%, 8/25/21	2,005
1,187,974	Alliance Healthcare Services Inc. Term Loan B
	1L, 4.25%, 6/03/19	1,174
2,178,028	Allison Transmission Inc. Term Loan B3 1L,
	3.75%, 8/23/19	2,165
2,178,000	American Builders & Contractors Supply Co. Inc.
	Term Loan B 1L, 3.50%, 4/16/20	2,135
1,985,000	Applied Systems Inc. Term Loan 1L,
	4.25%, 1/15/21	1,968
2,182,500	ARAMARK Corp. Term Loan E 1L,
	3.25%, 9/07/19	2,158
2,500,000	Ashland Water Technologies/Solenis Term Loan
	1L, 4.25%, 7/02/21	2,469
2,141,125	Asurion LLC Term Loan B1 1L, 4.50%, 5/24/19	2,146
2,493,750	Atkore International Inc. Term Loan 1L,
	4.50%, 3/27/21	2,481
2,447,805	Berry Plastics Group Inc. Term Loan E 1L,
	3.75%, 12/18/20	2,410

Principal or Shares	Security Description	Value (000)
1,118,361	Biomet Inc. Term Loan B 1L, 3.75%, 7/25/17	$1,117
1,985,000	BJ’s Wholesale Club Inc. Term Loan B 1L,
	4.50%, 9/26/19	1,969
994,752	Booz Allen Hamilton Inc. Term Loan B 1L,
	3.75%, 7/31/19	993
1,615,000	Bowie Resource Holdings LLC Term Loan B 1L,
	6.75%, 8/12/20	1,615
2,000,000	Burger King Term Loan B 1L, 4.50%, 9/25/21	2,002
2,177,896	CDW LLC/CDW Finance Corp. Term Loan B 1L,
	3.50%, 4/29/20	2,136
1,187,970	Charter Communications Operating LLC Term
	Loan E 1L, 3.00%, 7/01/20	1,170
1,488,750	CHS/Community Health Systems Inc. Term Loan
	D 1L, 4.25%, 1/27/21	1,492
2,178,000	Cincinnati Bell Inc. Term Loan B 1L,
	4.00%, 9/10/20	2,151
2,500,000	Clubcorp Club Operations Inc. Term Loan B 1L,
	4.50%, 7/24/20	2,482
1,990,000	Del Monte Foods Consumer Products Inc. Term
	Loan 1L, 4.25%, 2/18/21	1,875
2,178,000	Dell Inc. Term Loan B 1L, 4.50%, 4/29/20	2,184
989,770	Delta Air Lines Inc. Term Loan B 1L,
	3.50%, 4/20/17	985
2,154,167	Dole Food Co. Inc. Term Loan B 1L,
	4.50%, 11/01/18	2,149
1,187,970	Dynegy Inc. Term Loan B2 1L, 4.00%, 4/23/20	1,183
1,492,500	Endo Luxembourg Finance Co. Term Loan B 1L,
	3.75%, 2/28/21	1,479
2,700,000	Energy Transfer Equity LP Term Loan 1L,
	3.25%, 12/02/19	2,654
995,000	Fiat SpA Term Loan B 1L, 3.25%, 12/29/18	987
2,178,000	FMG Resources August 2006 Pty. Ltd. Term
	Loan 1L, 4.25%, 6/30/19	2,129
2,493,681	General Nutrition Co. Inc. Term Loan 1L,
	3.25%, 3/26/19	2,440

38	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,487,500	Grifols SA Term Loan B 1L, 3.00%, 3/07/21	$2,461
1,187,970	Harbor Freight Tools USA Inc. Term Loan B 1L, 4.75%, 7/26/19	1,189
1,525,333	Hilton Worldwide Finance LLC Term Loan B2,
	4.00%, 10/26/20	1,513
2,177,945	HJ Heinz Co. Term Loan B2 1L, 3.50%, 3/27/20	2,169
1,188,030	HUB International Ltd. Term Loan B 1L,
	4.25%, 10/02/20	1,174
1,110,000	Hudson’s Bay Co. Term Loan B 1L,
	4.75%, 11/04/20	1,113
2,823,961	IKARIA Acquisition Inc. Term Loan 1L,
	5.00%, 2/04/21	2,829
2,493,750	Interactive Data Corp. Term Loan B 1L,
	4.75%, 4/24/21	2,498
2,000,000	International Finance Corp. Term Loan B 1L,
	3.50%, 2/27/21	1,994
1,995,000	Kindred Healthcare Inc. Term Loan B 1L,
	4.00%, 3/28/21	1,979
1,847,750	La Quinta Intermediate Holdings LLC Term Loan B 1L, 4.25%, 2/24/21	1,837
2,493,750	Libbey Glass Inc. Term Loan B 1L,
	3.75%, 4/07/21	2,459
1,188,000	Live Nation Entertainment Inc. Term Loan B1,
	3.50%, 8/16/20	1,185
1,995,000	Michaels Stores, Inc. Term Loan B2 1L,
	4.00%, 1/28/20	1,974
1,890,909	MPH Acquisition Holdings LLC Term Loan B
	1L, 4.25%, 3/31/21	1,866
1,188,000	MRC Global Inc. Term Loan B 1L,
	5.00%, 11/11/19	1,191
2,178,041	Neiman Marcus Group Inc. Term Loan 1L,
	4.25%, 10/25/20	2,153
2,500,000	Nortek Inc. Term Loan B 1L, 3.75%, 10/30/20	2,459
1,608,462	Numericable SFR Term Loan B1 1L,
	4.50%, 4/23/20	1,615
1,391,538	Numericable SFR Term Loan B2 1L,
	4.50%, 4/23/20	1,397
2,493,750	Ortho-Clinical Diagnotics, Inc. Term Loan B 1L, 4.75%, 6/30/21	2,473
2,985,000	Payless Term Loan B 1L, 5.00%, 3/11/21	2,893
970,000	Pharmedium Healthcare Corp. Term Loan 1L,
	4.25%, 1/23/21	957
902,255	Pinnacle Entertainment Inc. Term Loan B2 1L,
	3.75%, 8/13/20	894
1,990,000	Ply Gem Holdings Inc. Term Loan B2 1L,
	4.00%, 1/22/21	1,959
2,000,000	Post Holdings, Inc. Term Loan B 1L,
	3.75%, 5/23/21	1,995
1,496,251	Quintiles Transnational Corp. Term Loan B3 1L, 5.00%, 6/08/18	1,486
992,500	Realogy Group LLC Term Loan B 1L,
	3.75%, 3/05/20	986
2,481,061	Sabre Inc. Term Loan B 1L, 4.25%, 2/19/19	2,447
2,406,250	Salix Pharmaceuticals Ltd. Term Loan B 1L,
	4.25%, 12/17/19	2,410

Principal or Shares	Security Description	Value (000)

1,997,500	SBA Communications Corp. Term Loan B 1L,
	3.25%, 3/31/21	$1,967
1,718,519	Signode Industrial Group Term Loan B 1L,
	4.00%, 5/01/21	1,691
1,979,899	Starwood Property Trust Inc. Term Loan 1L,
	3.50%, 4/19/20	1,935
2,493,750	Stater Bros. Markets Term Loan B 1L,
	4.75%, 5/09/21	2,475
1,990,000	Stena Term Loan B 1L, 4.00%, 3/03/21	1,960
1,659,803	TransDigm Inc. Term Loan C 1L,
	3.75%, 2/28/20	1,636
2,979,874	Tronox Pigments Neth BV Term Loan 1L,
	4.00%, 3/19/20	2,956
2,200,000	UPC Financing Partnership Term Loan 1L,
	3.25%, 6/30/21	2,156
1,995,000	Vantiv LLC Term Loan B 1L, 3.75%, 6/13/21	1,983
1,995,000	Visteon Corp. Term Loan B-Dd 1L,
	3.50%, 4/08/21	1,973
1,985,000	Walter Investment Management Corp. Term
	Loan 1L, 4.75%, 12/13/20	1,876
Total Bank Loans (Cost - $138,370)		136,992
Corporate Bond (7%)
2,500,000	AES Corp./VA, 3.23%, 6/01/19	2,493
2,000,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	1,965
1,000,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 2.98%, 12/01/17	1,006
500,000	Bumble Bee Acquisition Corp. 144A,
	9.00%, 12/15/17 (a)	525
500,000	CONSOL Energy Inc., 8.25%, 4/01/20	530
500,000	First Data Corp. 144A, 7.38%, 6/15/19 (a)	531
500,000	Huntsman International LLC, 8.63%, 3/15/20	538
500,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (a)	538
500,000	Iron Mountain Inc., 7.75%, 10/01/19 (c)	540
500,000	Linn Energy LLC/Linn Energy Finance Corp.,
	8.63%, 4/15/20	504
420,000	Sabre Inc. 144A, 8.50%, 5/15/19 (a)	453
500,000	SandRidge Energy Inc., 8.75%, 1/15/20	465
500,000	SESI LLC, 6.38%, 5/01/19	523
100,000	SM Energy Co., 6.63%, 2/15/19	104
Total Corporate Bond (Cost - $10,799)		10,715
Mortgage Backed (0%)
675,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 3.75%, 4/25/24
	(Cost - $675)	634
Investment Company (4%)
5,993,145	Payden Cash Reserves Money Market Fund *
	(Cost - $5,993)	5,993
Total (Cost - $166,098) (99%)		164,260
Other Assets, net of Liabilities (1%)		2,165
Net Assets (100%)		$166,425

Annual Report	39

Payden Floating Rate Fund continued

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.

It has been deemed liquid under guidelines approved by the Board.

(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $540 and the total market value of the collateral held by the Fund is $555. Amount in 000s.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$540
Non-cash Collateral[2]	(540)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

40	Payden Mutual Funds

Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.
Portfolio Composition - percent of value
Energy	16%
Consumer Cyclical	14%
Telecommunication	14%
Consumer Non-Cyclical	10%
Financial	9%
Other	37%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similiarly to its Investor Class.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (1%)
1,500,000	Goodyear Tire & Rubber Co., 4.75%, 4/30/19	$1,508
2,262,150	HCA Inc. Term Loan B4 1L, 2.93%, 5/01/18	2,255
Total Bank Loans (Cost - $3,756)		3,763
Corporate Bond (93%)
Consumer Cyclical (15%)
4,650,000	Air Canada 144A, 6.75%, 10/01/19 (b)	4,900
3,100,000	Air Canada 144A, 7.75%, 4/15/21 (b)(c)	3,255
4,428,594	American Airlines 2013-1 Class B Pass Through Trust, 5.63%, 1/15/21	4,539
2,900,000	American Axle & Manufacturing Inc., 6.25%, 3/15/21 (c)	3,060
2,585,000	AmeriGas Finance LLC / AmeriGas Finance Corp., 7.00%, 5/20/22
		2,805
1,193,000	AmeriGas Partners LP / AmeriGas Finance Corp., 6.50%, 5/20/21	1,262
3,560,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd. 144A, 8.38%, 5/10/20 (b)(c)	3,747
4,300,000	Bon-Ton Department Stores Inc. (The), 8.00%, 6/15/21 (c)	3,762
5,250,000	Boyd Gaming Corp., 9.13%, 12/01/18	5,526
1,200,000	Brightstar Corp. 144A, 7.25%, 8/01/18 (b)	1,296
5,600,000	Chrysler Group LLC / CG Co-Issuer Inc., 8.00%, 6/15/19 (c)	6,027
3,450,000	D.R. Horton Inc., 4.38%, 9/15/22	3,424
5,500,000	Dana Holding Corp., 6.50%, 2/15/19	5,741
4,000,000	Dollar General Corp., 1.88%, 4/15/18	3,834
1,600,000	First Cash Financial Services Inc., 6.75%, 4/01/21	1,672
4,000,000	Goodyear Tire & Rubber Co., 7.00%, 5/15/22 (c)	4,370
4,900,000	Jo-Ann Stores Inc. 144A, 8.13%, 3/15/19 (b)	4,728
2,500,000	L Brands Inc., 6.63%, 4/01/21	2,844
5,150,000	Levi Strauss & Co., 6.88%, 5/01/22	5,626
5,025,000	MGM Resorts International, 5.25%, 3/31/20 (c)	5,163
5,563,000	Mobile Mini Inc., 7.88%, 12/01/20	6,022

Principal or Shares	Security Description	Value (000)

4,500,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)(c)
		$4,584
4,100,000	Penn National Gaming Inc., 5.88%, 11/01/21 (c)	3,936
4,000,000	Regal Entertainment Group, 5.75%, 3/15/22 (c)	3,930
2,952,000	Sabre Inc. 144A, 8.50%, 5/15/19 (b)	3,184
4,000,000	Schaeffler Finance BV 144A, 4.25%, 5/15/21 (b)	3,900
3,900,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24	3,881
5,500,000	Taylor Morrison Communities Inc. / Monarch Communities Inc. 144A, 5.63%, 3/01/24 (b)	5,472
		112,490
Consumer Non-Cyclical (11%)
2,640,000	ACCO Brands Corp., 6.75%, 4/30/20 (c)	2,818
2,200,000	ARAMARK Corp. 144A, 5.75%, 3/15/20 (b)	2,310
4,700,000	Ashtead Capital Inc. 144A, 6.50%, 7/15/22 (b)	5,100
4,000,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc. 144A, 5.13%, 6/01/22 (b)	3,962
4,000,000	C&S Group Enterprises LLC 144A, 5.38%, 7/15/22 (b)(c)	4,010
4,365,000	Central Garden and Pet Co., 8.25%, 3/01/18 (c)	4,370
4,300,000	Dole Food Co. Inc. 144A, 7.25%, 5/01/19 (b)	4,338
4,500,000	Endo Finance Co. 144A, 5.75%, 1/15/22 (b)	4,534
4,500,000	Hertz Corp., 6.75%, 4/15/19	4,714
4,100,000	Ingles Markets Inc., 5.75%, 6/15/23 (c)	4,192
3,000,000	Iron Mountain Inc., 5.75%, 8/15/24 (c)	3,075
3,080,000	Iron Mountain Inc., 7.75%, 10/01/19 (c)	3,326
2,180,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (b)	2,316
4,000,000	Kinetic Concepts Inc. / KCI USA Inc., 10.50%, 11/01/18	4,420
4,000,000	NBTY Inc., 9.00%, 10/01/18	4,175
4,000,000	Post Holdings Inc. 144A, 6.00%, 12/15/22 (b)(c)	3,870
3,600,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC, 6.88%, 2/15/21	3,843

Annual Report	41

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

3,000,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC, 8.25%, 2/15/21	$3,240
4,500,000	Reynolds Group Issuer Inc. / Reynolds Group
	Issuer LLC, 9.00%, 4/15/19	4,725
2,700,000	Sun Products Corp. (The) 144A,
	7.75%, 3/15/21 (b)(c)	2,012
3,500,000	United Rentals North America Inc.,
	7.63%, 4/15/22	3,920
		79,270
Energy (16%)
4,305,000	Atlas Pipeline Partners LP / Atlas Pipeline
	Finance Corp., 6.63%, 10/01/20	4,585
3,300,000	BreitBurn Energy Partners LP / BreitBurn
	Finance Corp., 7.88%, 4/15/22	3,182
3,000,000	Chesapeake Energy Corp., 6.13%, 2/15/21 (c)	3,345
1,000,000	Chesapeake Energy Corp., 6.88%, 11/15/20 (c)	1,148
5,800,000	CONSOL Energy Inc. 144A,
	5.88%, 4/15/22 (b)(c)	5,909
4,500,000	CVR Refining LLC / Coffeyville Finance Inc.,
	6.50%, 11/01/22 (c)	4,568
5,150,000	Denbury Resources Inc., 4.63%, 7/15/23 (c)	4,783
1,185,000	El Paso LLC, 7.75%, 1/15/32	1,487
5,200,000	EP Energy LLC / EP Energy Finance Inc.,
	9.38%, 5/01/20 (c)	5,707
4,855,000	EXCO Resources Inc., 7.50%, 9/15/18	4,309
2,000,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (b)	2,120
4,700,000	Laredo Petroleum Inc., 7.38%, 5/01/22 (c)	4,912
4,600,000	Legacy Reserves LP / Legacy Reserves Finance
	Corp., 6.63%, 12/01/21	4,485
5,000,000	Linn Energy LLC / Linn Energy Finance Corp.,
	6.25%, 11/01/19 (c)	4,625
3,000,000	Linn Energy LLC / Linn Energy Finance Corp.,
	7.75%, 2/01/21	2,955
3,284,000	MarkWest Energy Partners LP / MarkWest
	Energy Finance Corp., 6.25%, 6/15/22 (c)	3,555
5,500,000	MEG Energy Corp. 144A, 6.38%, 1/30/23 (b)(c)	5,472
4,250,000	Memorial Resource Development Corp. 144A,
	5.88%, 7/01/22 (b)	4,154
1,000,000	Newfield Exploration Co., 6.88%, 2/01/20 (c)	1,042
4,750,000	Nielsen Co. Luxembourg SARL 144A,
	5.50%, 10/01/21 (b)	4,952
6,000,000	Peabody Energy Corp., 6.50%, 9/15/20 (c)	5,745
4,000,000	Penn Virginia Resource Partners LP / Penn
	Virginia Resource Finance Corp.,
	6.50%, 5/15/21	4,280
3,000,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	3,158
2,200,000	Sabine Pass Liquefaction LLC 144A,
	5.75%, 5/15/24 (b)	2,285
5,000,000	Samson Investment Co., 9.75%, 2/15/20 (c)	3,725
2,350,000	SandRidge Energy Inc., 7.50%, 3/15/21 (c)	2,127
2,000,000	SandRidge Energy Inc., 8.13%, 10/15/22 (c)	1,820
5,500,000	SM Energy Co., 6.50%, 1/01/23	5,706
3,000,000	Tesoro Corp., 5.38%, 10/01/22	3,105

Principal or Shares	Security Description	Value (000)

4,475,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.88%, 4/01/20	$4,441
5,075,000	WPX Energy Inc., 6.00%, 1/15/22	5,341
		119,028
Financial (10%)
4,600,000	Abengoa Finance SAU 144A, 7.75%, 2/01/20 (b)	4,830
3,500,000	AerCap Ireland Capital Ltd. / AerCap Global
	Aviation Trust 144A, 5.00%, 10/01/21 (b)(c)	3,649
4,100,000	Aircastle Ltd., 5.13%, 3/15/21	4,161
3,993,000	Ally Financial Inc., 7.50%, 9/15/20 (c)	4,762
3,213,000	Ally Financial Inc., 8.00%, 3/15/20	3,872
4,600,000	CIT Group Inc., 5.38%, 5/15/20	4,934
4,700,000	Citigroup Inc., 5.95%, 7/29/49	4,676
3,500,000	Denali Borrower LLC / Denali Finance Corp.
	144A, 5.63%, 10/15/20 (b)	3,721
3,500,000	Hartford Financial Services Group Inc.,
	8.13%, 6/15/38	4,073
3,500,000	Hockey Merger Sub 2 Inc. 144A,
	7.88%, 10/01/21 (b)	3,666
4,050,000	HSBC Holdings PLC, 5.63%, 12/29/49 (c)	4,121
4,300,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/01/20	4,536
4,300,000	International Lease Finance Corp.,
	4.63%, 4/15/21	4,362
2,600,000	International Lease Finance Corp.,
	8.63%, 1/15/22	3,230
4,000,000	Morgan Stanley, 5.45%, 7/29/49	4,024
5,300,000	MPT Operating Partnership LP / MPT Finance
	Corp., 6.88%, 5/01/21	5,698
4,500,000	Royal Bank of Scotland Group PLC,
	6.10%, 6/10/23	4,873
		73,188
Healthcare (8%)
6,800,000	Biomet Inc., 6.50%, 8/01/20	7,293
2,000,000	CHS/Community Health Systems Inc.,
	8.00%, 11/15/19	2,165
6,000,000	CHS/Community Health Systems Inc. 144A,
	6.88%, 2/01/22 (b)(c)	6,488
4,000,000	Crimson Merger Sub Inc. 144A,
	6.63%, 5/15/22 (b)	3,745
4,000,000	DaVita HealthCare Partners Inc.,
	5.75%, 8/15/22	4,255
5,000,000	Hanger Inc., 7.13%, 11/15/18	5,138
4,750,000	HCA Inc., 6.50%, 2/15/20	5,314
4,950,000	HCA Inc., 7.50%, 2/15/22 (c)	5,761
3,000,000	HealthSouth Corp., 5.75%, 11/01/24	3,165
5,740,000	Tenet Healthcare Corp. 144A,
	5.00%, 3/01/19 (b)(c)	5,762
2,200,000	Tenet Healthcare Corp. 144A,
	5.50%, 3/01/19 (b)	2,260
1,000,000	Tenet Healthcare Corp., 8.00%, 8/01/20	1,068
2,000,000	Valeant Pharmaceuticals International 144A,
	6.38%, 10/15/20 (b)	2,060
2,000,000	Valeant Pharmaceuticals International 144A,
	6.75%, 8/15/18 (b)(c)	2,132
5,000,000	Valeant Pharmaceuticals International 144A,
	7.00%, 10/01/20 (b)	5,262

42	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,200,000	Valeant Pharmaceuticals International 144A, 7.50%, 7/15/21 (b)	$1,288
		63,156
Industrial (5%)
4,000,000	Alpha Natural Resources Inc. 144A, 7.50%, 8/01/20 (b)(c)	3,210
3,150,000	Ardagh Finance Holdings SA 144A, 8.63%, 6/15/19 (b)(c)	3,237
4,000,000	Ardagh Packaging Finance PLC 144A, 9.13%, 10/15/20 (b)	4,330
4,280,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 3.23%, 12/15/19 (b)	4,205
4,550,000	Bombardier Inc. 144A, 5.75%, 3/15/22 (b)(c)	4,686
2,000,000	Bombardier Inc. 144A, 7.75%, 3/15/20 (b)(c)	2,230
4,500,000	CHC Helicopter SA, 9.25%, 10/15/20	4,838
2,800,000	PaperWorks Industries Inc. 144A, 9.50%, 8/15/19 (b)	2,873
3,500,000	Spirit Aerosystems Inc., 6.75%, 12/15/20	3,728
3,100,000	Stena AB 144A, 7.00%, 2/01/24 (b)(c)	3,100
2,800,000	Triumph Group Inc., 4.88%, 4/01/21 (c)	2,842
		39,279
Material (8%)
3,600,000	Alcoa Inc., 5.87%, 2/23/22	3,992
5,600,000	ArcelorMittal, 6.75%, 2/25/22 (c)	6,245
4,500,000	Eldorado Gold Corp. 144A, 6.13%, 12/15/20 (b)	4,477
2,850,000	Evraz Inc. NA Canada 144A, 7.50%, 11/15/19 (b)	2,850
4,000,000	First Quantum Minerals Ltd. 144A, 6.75%, 2/15/20 (b)	3,890
5,500,000	FMG Resources August 2006 Pty Ltd. 144A, 8.25%, 11/01/19 (b)(c)	5,727
3,700,000	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.88%, 2/01/18	3,668
4,900,000	Huntsman International LLC, 8.63%, 3/15/21 (c)	5,365
4,000,000	Imperial Metals Corp. 144A, 7.00%, 3/15/19 (b)(c)	3,780
3,200,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (b)	3,444
4,400,000	INEOS Group Holdings SA 144A, 6.13%, 8/15/18 (b)(c)	4,455
2,000,000	PolyOne Corp., 7.38%, 9/15/20	2,127
2,625,000	Steel Dynamics Inc. 144A, 5.13%, 10/01/21 (b)	2,717
5,100,000	Tronox Finance LLC, 6.38%, 8/15/20 (c)	5,266
		58,003
Technology (3%)
3,950,000	Advanced Micro Devices Inc., 7.00%, 7/01/24 (c)	3,486
520,000	First Data Corp. 144A, 6.75%, 11/01/20 (b)	558
2,424,000	First Data Corp. 144A, 8.25%, 1/15/21 (b)(c)	2,642
2,424,000	First Data Corp., 12.63%, 1/15/21	2,933
4,460,000	Freescale Semiconductor Inc. 144A, 6.00%, 1/15/22 (b)(c)	4,583
5,000,000	MMI International Ltd. 144A, 8.00%, 3/01/17 (b)(c)	5,037
		19,239
Telecommunication (15%)
3,200,000	Altice SA 144A, 7.75%, 5/15/22 (b)	3,368

Principal or Shares	Security Description	Value (000)

3,050,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 2/15/23	$3,054
3,300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.50%, 4/30/21 (c)	3,494
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.38%, 6/01/20	1,074
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,898
5,000,000	CenturyLink Inc., 6.45%, 6/15/21	5,500
3,800,000	Consolidated Communications Inc. 144A, 6.50%, 10/01/22 (b)	3,848
3,490,000	CSC Holdings LLC, 8.63%, 2/15/19	4,109
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,844
4,750,000	DISH DBS Corp., 6.75%, 6/01/21	5,284
6,150,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	6,581
4,215,000	Numericable Group SA 144A, 6.00%, 5/15/22 (b)	4,315
2,600,000	Numericable Group SA 144A, 6.25%, 5/15/24 (b)	2,678
4,320,000	SBA Communications Corp., 5.63%, 10/01/19	4,514
4,600,000	Sinclair Television Group Inc. 144A, 6.38%, 11/01/21 (b)(c)	4,818
1,700,000	Softbank Corp. 144A, 4.50%, 4/15/20 (b)	1,728
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,202
9,000,000	Sprint Capital Corp., 6.90%, 5/01/19	9,585
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22 (c)	2,203
1,500,000	Sprint Corp. 144A, 7.88%, 9/15/23 (b)	1,628
5,000,000	Starz LLC / Starz Finance Corp., 5.00%, 9/15/19	5,175
3,650,000	Telecom Italia SPA 144A, 5.30%, 5/30/24 (b)	3,709
5,500,000	T-Mobile USA Inc., 6.25%, 4/01/21	5,761
5,600,000	UPCB Finance III Ltd. 144A, 6.63%, 7/01/20 (b)	5,922
2,540,000	Windstream Corp., 6.38%, 8/01/23	2,569
4,350,000	Windstream Corp., 7.50%, 6/01/22 (c)	4,638
1,590,000	Windstream Corp., 7.88%, 11/01/17	1,776
1,400,000	Ymobile Corp. 144A, 8.25%, 4/01/18 (b)	1,484
		109,759
Utility (2%)
2,176,000	Calpine Corp. 144A, 7.88%, 1/15/23 (b)	2,421
5,700,000	GenOn Energy Inc., 9.88%, 10/15/20	5,942
4,000,000	RJS Power Holdings LLC 144A, 5.13%, 7/15/19 (b)	4,000
		12,363
Total Corporate Bond (Cost - $667,406)		685,775
Stocks (2%)
Common Stock (1%)
23,100	Equity Residential	1,607
8,700	Public Storage	1,604
9,000	Simon Property Group Inc.	1,613
		4,824
Master Limited Partnerships (0%)
30,000	Enterprise Products Partners LP	1,107
13,900	Magellan Midstream Partners LP	1,138
16,100	MarkWest Energy Partners LP	1,128
19,900	Plains All American Pipeline LP	1,121
		4,494

Annual Report	43

Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

Preferred Stock (1%)
2,800	Ally Financial Inc. 144A (b)	$2,818
62,700	Goldman Sachs Group Inc.	1,508
60,900	Wells Fargo & Co. (c)	1,521
		5,847
Total Stocks (Cost - $14,900)		15,165
Investment Company (10%)
60,647,206	Payden Cash Reserves Money Market Fund *	60,647
900,000	Payden Emerging Markets Corporate Bond Fund,
	Institutional Class *	9,360
497,024	Payden Floating Rate Fund, Institutional Class *	4,961
Total Investment Company (Cost - $74,617)		74,968
Total (Cost - $760,679) (106%)		779,671
Liabilities in excess of Other Assets (-6%)		(41,037)
Net Assets (100%)		$738,634

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $48,174 and the total market value of the collateral held by the Fund is $50,000. Amounts in 000s.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
1/30/2015	British Pound (Sell 4,592)	State Street Bank & Trust Co.	$70
1/20/2015	Euro (Sell 8,731)	HSBC Bank USA, N.A.	183
			$253
Liabilities:
11/25/2014	India Rupee (Buy 232,940)	Barclays Bank PLC	$(26)
1/30/2015	Norwegian Krone (Buy 49,015)	Barclays Bank PLC	(153)
			$(179)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)

224	U.S. Treasury 10 Year Note Future	Dec-14	$28,304	$(41)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$48,174
Non-cash Collateral[2]	(48,174)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

44	Payden Mutual Funds

Payden California Municipal Income Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Portfolio Composition - percent of value
General Obligation	33%
Water & Sewer	18%
Transportation	10%
Healthcare	10%
Airport/Port	8%
Other	21%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2014
Principal or Shares	Security Description	Value (000)
General Obligation (33%)
340,000	Brea Community Benefit Financing Authority,
	5.00%, 7/01/29	$408
2,000,000	California State, 3.00%, 12/01/32	2,147
400,000	California State, 5.00%, 3/01/17 NATL-RE (a)	425
500,000	California State, 5.00%, 8/01/20	550
300,000	California State, 5.00%, 10/01/23	368
750,000	California State, 5.00%, 10/01/26	908
1,000,000	California State, 5.25%, 2/01/20	1,196
480,000	California State, 5.25%, 10/01/21	575
1,300,000	California State, 5.50%, 4/01/19	1,545
200,000	California State Public Works Board,
	5.00%, 9/01/21	240
325,000	California State Public Works Board,
	5.25%, 10/01/32	389
385,000	California State Public Works Board,
	5.25%, 10/01/33	457
500,000	City & County of San Francisco CA,
	5.00%, 6/15/22	613
130,000	City of Berkeley CA, 4.50%, 9/01/28
	AMBAC (a)	136
530,000	Long Beach, CA Unified School District,
	5.00%, 8/01/20	622
225,000	Los Angeles County Redevelopment Authority,
	5.00%, 6/01/23	270
450,000	Los Angeles, CA Unified School District,
	5.00%, 7/01/21	529
310,000	Natomas Unified School District,
	5.00%, 9/01/25 BAM (a)	372
475,000	Pasadena, CA Unified School District,
	5.00%, 5/01/21	573
425,000	Rialto Redevelopment Agency, 5.00%, 9/01/27
	BAM (a)	496
285,000	Riverside County Redevelopment Successor
	Agency, 5.00%, 10/01/30 AGM (a)	331

Principal or Shares	Security Description	Value (000)
450,000	San Carlos, CA Elementary School District,
	0.00%, 10/01/18 NATL-RE (a)	$405
500,000	San Mateo Joint Powers Financing Authority,
	4.00%, 6/15/21	574
200,000	Simi Valley Public Financing Authority,
	5.00%, 10/01/29	234
250,000	Ventura County, CA Public Financing Authority,
	5.00%, 11/01/21	305
490,000	West Contra Costa Unified School District,
	5.00%, 8/01/22	589
Total General Obligation (Cost - $14,479)		15,257
Revenue (66%)
Airport/Port (8%)
160,000	Alameda Corridor, CA Transportation Authority,
	5.00%, 10/01/23	195
300,000	City of Long Beach CA, 5.00%, 5/15/19	353
100,000	City of San Jose CA Airport Revenue,
	5.00%, 3/01/28	116
210,000	Los Angeles, CA Department of Airports,
	4.00%, 5/15/18	233
300,000	Los Angeles, CA Department of Airports,
	5.00%, 5/15/18	344
745,000	Los Angeles, CA Harbor Department,
	5.00%, 8/01/19	889
750,000	San Francisco, CA City & County Airports
	Commission, 5.00%, 5/01/17	832
340,000	San Francisco, CA City & County Airports
	Commission, 5.00%, 5/01/21	394
365,000	San Francisco, CA City & County Airports
	Commission, 5.25%, 5/01/18 NATL-RE (a)	420
		3,776
Electric & Gas (7%)
655,000	California State Department of Water Resources,
	5.00%, 5/01/21	746

Annual Report	45

Payden California Municipal Income Fund continued

Principal or Shares	Security Description	Value (000)

500,000	Los Angeles, CA Department of Water & Power,
	5.25%, 7/01/23	$592
500,000	Modesto, CA Irrigation District, 5.00%, 7/01/21	603
400,000	Northern California Power Agency,
	5.00%, 7/01/18	458
665,000	Southern California Public Power Authority,
	5.00%, 7/01/18	766
		3,165
Healthcare (10%)
1,000,000	Abag Finance Authority for Nonprofit Corps,
	5.00%, 8/01/32	1,147
500,000	California Health Facilities Financing Authority,
	0.03%, 7/01/33	500
300,000	California Health Facilities Financing Authority,
	4.00%, 8/15/21	342
340,000	California Health Facilities Financing Authority,
	5.00%, 10/01/18	390
710,000	California Health Facilities Financing Authority,
	5.00%, 11/15/27	813
250,000	California Health Facilities Financing Authority,
	5.00%, 7/01/43	293
500,000	California Statewide Communities Development
	Authority, 0.03%, 8/15/27	500
410,000	City of Torrance CA, 5.00%, 9/01/22	462
		4,447
Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40	174
Industrial Development/Pollution Control (7%)
750,000	California Infrastructure & Economic
	Development Bank, 4.00%, 2/01/21	855
500,000	California Infrastructure & Economic
	Development Bank, 5.00%, 2/01/19	506
500,000	California Pollution Control Financing Authority, 0.01%, 11/01/26	500
245,000	Glendale Redevelopment Agency Successor
	Agency, 5.00%, 12/01/21 AGM (a)	293
250,000	Hollister Redevelopment Agency Successor
	Agency, 5.00%, 10/01/31 BAM (a)	288
300,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/29
	AGM (a)	347
390,000	Palm Springs Community Redevelopment
	Agency Successor Agency, 5.00%, 9/01/31
	AGM (a)	446
		3,235
Lease (2%)
410,000	California State Public Works Board,
	5.00%, 12/01/18	475
500,000	County of Los Angeles CA, 5.00%, 3/01/21	597
		1,072
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management
	Authority, 5.25%, 9/01/24	554
Tax Allocation (1%)
415,000	Riverside County, CA Economic Development
	Agency, 7.25%, 12/01/40	521

Principal or Shares	Security Description	Value (000)

40,000	San Dimas, CA Redevelopment Agency,
	6.75%, 9/01/16 AGM (a)	$41
		562
Transportation (10%)
1,000,000	Bay Area Toll Authority, 1.50%, 4/01/47	1,013
750,000	City of Long Beach CA Harbor Revenue,
	5.00%, 11/15/18	874
500,000	Foothill-Eastern Transportation Corridor Agency, 5.00%, 1/15/53	555
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53	1,159
515,000	Puerto Rico Highway & Transportation Authority, 5.50%, 7/01/15 AGM (a)	525
275,000	Sonoma-Marin Area Rail Transit District,
	5.00%, 3/01/27	322
		4,448
University (3%)
705,000	University of California, 5.00%, 5/15/18	796
300,000	University of California, 5.00%, 5/15/20	346
		1,142
Water & Sewer (17%)
200,000	Brentwood, CA Infrastructure Financing
	Authority, 5.50%, 7/01/20	229
745,000	Central Marin Sanitation Agency, CA,
	5.00%, 9/01/18 NATL-RE (a)	802
500,000	City of San Francisco, CA Public Utilities
	Commission, 5.00%, 11/01/20	598
310,000	City of San Francisco, CA Public Utilities
	Commission, 5.00%, 11/01/24	375
750,000	El Dorado, CA Irrigation District / El Dorado
	County Water Agency, 5.00%, 3/01/29 AGM (a)	874
700,000	Irvine, CA Ranch Water District,
	0.02%, 10/01/41	700
500,000	Metropolitan Water District of Southern CA,
	5.00%, 7/01/17	560
735,000	Metropolitan Water District of Southern CA,
	5.00%, 7/01/20	858
1,000,000	Sacramento County Sanitation Districts
	Financing Authority, 5.00%, 12/01/22	1,221
550,000	San Diego County, CA Water Authority,
	5.00%, 5/01/21 AGM (a)	629
200,000	San Diego, CA Public Facilities Financing
	Authority, 5.00%, 5/15/19	236
500,000	State of California Department of Water
	Resources, 0.01%, 12/01/35	500
500,000	Turlock, CA Irrigation District, 3.00%, 1/01/16	515
		8,097
Total Revenue (Cost - $29,105)		30,672
Investment Company (0%)
160,756	Dreyfus General CA Municipal Money Market Fund
	(Cost - $161)	161
Total (Cost - $43,745) (99%)		46,090
Other Assets, net of Liabilities (1%)		639
Net Assets (100%)		$46,729

46	Payden Mutual Funds

All of the securities are held by the custodian in a segregated account.

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build America Mutual
NATL-RE	National Public Finance Guarantee Corporation

See notes to financial statements.

Annual Report	47

Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Portfolio composition - percent of value
Corporate Bond	58%
U.S Treasury	10%
Asset Backed	9%
Foreign Government	8%
Investment Company	7%
Other	8%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2014
Principal or Shares	Security Description	Value (000)
Bank Loans(a) (2%)
339,000	Activision Blizzard Inc. Term Loan B 1L,
	3.25%, 10/11/20	$340
396,000	American Builders & Contractors Supply Co. Inc.
	Term Loan B1 IL, 3.50%, 4/16/20	388
200,000	Asurion LLC Term Loan B3 1L, 3.75%, 3/03/17	199
395,981	CDW LLC/CDW Finance Corp. Term Loan B 1L,
	3.50%, 4/29/20	388
391,667	Dole Food Co. Inc. Term Loan B 1L,
	4.50%, 11/01/18	391
478,787	General Nutrition Co. Inc. Term Loan B 1L,
	3.25%, 3/26/19	468
395,980	Starwood Property Trust Inc. Term Loan 1L,
	3.50%, 4/19/20	387
Total Bank Loans (Cost - $2,601)		2,561
Bonds (97%)
Australia (GBP) (1%)
600,000	National Australia Bank Ltd., 5.38%, 12/08/14	965
300,000	QBE Insurance Group Ltd., 6.13%, 9/28/15 (b)	499
		1,464
Australia (USD) (3%)
400,000	Australia & New Zealand Banking Group Ltd.,
	0.79%, 5/15/18	402
175,000	FMG Resources August 2006 Pty Ltd. 144A,
	6.00%, 4/01/17 (c)(d)	179
250,000	Macquarie Bank Ltd. 144A, 0.86%, 10/27/17 (d)	250
450,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (d)	448
900,000	Macquarie Bank Ltd. 144A, 2.00%, 8/15/16 (d)	916
240,000	Macquarie Bank Ltd. 144A, 3.45%, 7/27/15 (d)	245
480,000	Macquarie Group Ltd. 144A, 1.23%, 1/31/17 (d)	485
620,000	National Australia Bank Ltd. 144A,
	0.60%, 3/17/17 (d)	622
19,000	Woolworths Ltd. 144A, 2.55%, 9/22/15 (d)	19
		3,566
Brazil (USD) (0%)
350,000	Banco do Nordeste do Brasil SA 144A,
	3.63%, 11/09/15 (d)	358

Principal or Shares	Security Description	Value (000)

Canada (CAD) (2%)
650,000	Bell Aliant Regional Communications LP,
	1.80%, 4/22/16	$577
691,000	Enbridge Inc., 1.72%, 3/13/17	614
710,000	Ontario (Province Of), 1.36%, 8/26/19	630
300,000	Rogers Communications Inc., 1.87%, 3/13/17	266
550,000	Shaw Communications Inc., 1.97%, 2/01/16	489
		2,576
Canada (USD) (1%)
240,000	CNOOC Nexen Finance 2014 ULC,
	1.63%, 4/30/17	240
150,000	Enbridge Inc., 0.68%, 6/02/17	150
480,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (d)	489
115,000	Teck Resources Ltd., 3.85%, 8/15/17	121
200,000	Thomson Reuters Corp., 0.88%, 5/23/16	200
100,000	Thomson Reuters Corp., 1.30%, 2/23/17	100
340,000	Thomson Reuters Corp., 1.65%, 9/29/17	342
130,000	TransAlta Corp., 1.90%, 6/03/17	130
		1,772
Cayman Islands (USD) (6%)
800,000	Apidos CLO 144A, 1.38%, 4/15/25 (d)	783
250,000	Apidos CLO 144A, 1.93%, 4/15/25 (d)	240
1,050,000	Babson CLO Ltd. 144A, 1.33%, 4/20/25 (d)	1,030
200,000	Baidu Inc., 2.25%, 11/28/17	201
600,000	Cent CLO LP 144A, 1.35%, 7/23/25 (d)	584
545,000	Dryden XXII Senior Loan Fund 144A,
	1.33%, 8/15/25 (d)	532
490,000	Dryden XXII Senior Loan Fund 144A,
	1.78%, 8/15/25 (d)	467
200,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (d)	202
750,000	Oaktree Enhanced Income Funding Ltd. 144A,
	1.43%, 7/20/23 (d)	741

48	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

520,000	Oaktree Enhanced Income Funding Ltd. 144A,
	1.88%, 7/20/23 (d)	$498
1,000,000	Octagon Investment Partners XIX Ltd. 144A,
	1.75%, 4/15/26 (d)	997
455,000	Octagon Investment Partners XIX Ltd. 144A,
	2.23%, 4/15/26 (d)	441
300,000	Seagate HDD Cayman 144A,
	3.75%, 11/15/18 (d)	310
300,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (d)	300
775,000	Tyron Park CLO Ltd. 144A, 1.35%, 7/15/25 (d)	758
490,000	Tyron Park CLO Ltd. 144A, 1.78%, 7/15/25 (d)	468
		8,552
Chile (USD) (0%)
300,000	Banco Santander Chile 144A, 1.13%, 4/11/17 (d)	299
Denmark (EUR) (0%)
250,000	Jyske Bank A/S, 0.58%, 6/19/17	315
Denmark (GBP) (0%)
200,000	Carlsberg Breweries A/S, 7.25%, 11/28/16	355
Denmark (USD) (1%)
350,000	AP Moeller - Maersk A/S 144A,
	2.55%, 9/22/19 (d)	353
1,100,000	Denmark Government International Bond 144A,
	0.88%, 3/20/17 (c)(d)	1,104
		1,457
France (EUR) (0%)
400,000	RCI Banque SA, 0.98%, 4/07/15	500
France (USD) (2%)
500,000	Banque Federative du Credit Mutuel SA 144A,
	1.08%, 10/28/16 (d)	504
270,000	BNP Paribas SA, 3.60%, 2/23/16	280
250,000	BPCE SA, 1.63%, 2/10/17	252
400,000	Credit Agricole SA 144A, 1.08%, 10/03/16 (d)	403
540,000	Credit Agricole SA/London 144A,
	1.03%, 4/15/19 (d)	544
310,000	Credit Agricole SA/London 144A,
	1.39%, 4/15/16 (d)	314
500,000	Societe Generale SA, 1.32%, 10/01/18	509
		2,806
Germany (USD) (2%)
850,000	FMS Wertmanagement AoeR, 0.63%, 4/18/16	852
570,000	FMS Wertmanagement AoeR, 0.63%, 1/30/17	568
600,000	FMS Wertmanagement AoeR, 1.13%, 9/05/17	602
		2,022
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (d)	200
India (USD) (0%)
420,000	State Bank of India/London, 4.50%, 7/27/15 (b)	430
Ireland (EUR) (1%)
450,000	Allied Irish Banks PLC, 2.88%, 11/28/16	578
260,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 4.25%, 1/15/22 (d)	318
450,000	Bank of Ireland, 2.75%, 6/05/16	577
300,000	Elsevier Finance SA via Aquarius + Investments
	PLC, 0.70%, 5/20/17	378
		1,851

Principal or Shares	Security Description	Value (000)

Ireland (GBP) (0%)
250,000	GE Capital UK Funding, 0.72%, 3/20/17	$399
Ireland (USD) (0%)
300,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (d)	295
Japan (USD) (3%)
200,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 0.84%, 9/09/16 (d)	201
290,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.20%, 3/10/17 (d)	289
400,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (d)	399
1,300,000	Japan Bank for International Cooperation/Japan, 2.50%, 5/18/16	1,340
260,000	Mitsubishi UFJ Trust & Banking Corp. 144A, 1.60%, 10/16/17 (d)	260
250,000	Mizuho Bank Ltd. 144A, 1.30%, 4/16/17 (c)(d)	249
500,000	Mizuho Bank Ltd. 144A, 1.55%, 10/17/17 (d)	498
200,000	Mizuho Bank Ltd. 144A, 1.70%, 9/25/17 (d)	200
340,000	Nomura Holdings Inc., 1.68%, 9/13/16	346
250,000	Sumitomo Mitsui Banking Corp.,
	0.90%, 1/18/16	251
270,000	Sumitomo Mitsui Banking Corp.,
	1.30%, 1/10/17	270
400,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (d)	401
		4,704
Luxembourg (USD) (1%)
300,000	Actavis Funding SCS 144A, 1.30%, 6/15/17 (d)	296
200,000	ArcelorMittal, 4.25%, 8/05/15	204
480,000	Mallinckrodt International Finance SA,
	3.50%, 4/15/18	475
300,000	Petrobras International Finance Co.,
	3.50%, 2/06/17	305
		1,280
Mexico (MXN) (1%)
17,951,500	Mexican Bonos, 5.00%, 6/15/17	1,367
Netherlands (USD) (3%)
500,000	ABN AMRO Bank NV 144A,
	1.03%, 10/28/16 (d)	504
1,000,000	Bank Nederlandse Gemeenten 144A,
	0.88%, 2/21/17 (d)	1,000
450,000	EDP Finance BV 144A, 6.00%, 2/02/18 (d)	485
700,000	MDC-GMTN BV 144A, 3.75%, 4/20/16 (d)	731
360,000	Nederlandse Waterschapsbank NV 144A,
	0.75%, 3/29/16 (d)	361
310,000	Petrobras Global Finance BV, 2.59%, 3/17/17 (c)	312
220,000	Volkswagen International Finance NV 144A,
	1.13%, 11/18/16 (d)	221
		3,614
New Zealand (USD) (0%)
200,000	ANZ New Zealand International Ltd./London
	144A, 1.13%, 3/24/16 (d)	201
310,000	ANZ New Zealand International Ltd./London
	144A, 1.40%, 4/27/17 (d)	310
		511

Annual Report	49

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

Norway (USD) (1%)
1,000,000	Kommunalbanken AS 144A,
	0.88%, 10/03/16 (c)(d)	$ 1,004
200,000	Sparebank 1 Boligkreditt AS 144A,
	2.63%, 5/27/16 (d)	206
300,000	Statoil ASA, 0.69%, 11/08/18	302

		1,512

Panama (USD) (0%)
100,000	Carnival Corp., 1.20%, 2/05/16	100
70,000	Carnival Corp., 1.88%, 12/15/17	70

		170

Poland (PLN) (1%)
4,000,000	Poland Government Bond, 5.25%, 10/25/17	1,305

Portugal (USD) (1%)
650,000	Portugal Government International Bond,
	3.50%, 3/25/15 (b)	659

Singapore (USD) (1%)
600,000	DBS Bank Ltd. 144A, 0.84%, 7/15/21 (d)	587
435,000	DBS Bank Ltd. 144A, 2.35%, 2/28/17 (d)	447

		1,034

South Korea (USD) (0%)
300,000	Korea Expressway Corp. 144A,
	1.63%, 4/28/17 (c)(d)	299

Spain (EUR) (0%)
375,000	Abengoa Greenfield SA 144A,
	5.50%, 10/01/19 (d)	459

Spain (USD) (1%)
640,000	Instituto de Credito Oficial 144A,
	1.13%, 4/01/16 (d)	643

Sweden (EUR) (0%)
400,000	PKO Finance AB, 3.73%, 10/21/15	518

Sweden (SEK) (1%)
4,300,000	Volvo Treasury AB, 1.70%, 6/03/16	588

Sweden (USD) (2%)
1,000,000	Kommuninvest I Sverige AB 144A,
	0.88%, 12/13/16 (d)	1,003
300,000	Nordea Bank AB 144A, 0.59%, 4/04/17 (d)	301
430,000	Nordea Bank AB 144A, 0.88%, 5/13/16 (d)	430
1,000,000	Svensk Exportkredit AB, 0.63%, 5/31/16	1,002

		2,736

Switzerland (USD) (1%)
780,000	Credit Suisse/New York NY, 1.38%, 5/26/17	779
600,000	UBS AG/Stamford CT, 1.38%, 8/14/17	598

		1,377

United Kingdom (EUR) (0%)
300,000	Gracechurch Card Funding PLC 144A,
	0.81%, 2/15/17 (d)	377

United Kingdom (GBP) (1%)
280,000	ENW Capital Finance PLC, 6.75%, 6/20/15	463
220,000	Prudential PLC, 1.25%, 11/16/15	353
200,000	Southern Gas Networks PLC, 0.85%, 10/21/15	319
250,000	United Utilities Water PLC, 6.13%, 12/29/15	422

		1,557

United Kingdom (USD) (5%)
500,000	Abbey National Treasury Services PLC,
	1.38%, 3/13/17	502

Principal or Shares	Security Description	Value (000)

550,000	Abbey National Treasury Services PLC,
	1.65%, 9/29/17	$ 551
200,000	Anglo American Capital PLC 144A,
	1.18%, 4/15/16 (d)	201
1,200,000	Bank of England Euro Note 144A,
	0.88%, 3/17/17 (d)	1,202
410,000	Barclays Bank PLC, 0.81%, 2/17/17	411
70,000	BP Capital Markets PLC, 0.74%, 5/10/18	70
750,000	Granite Master Issuer PLC, 1.01%, 12/17/54	731
390,000	HSBC Bank PLC 144A, 0.87%, 5/15/18 (d)	394
400,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (d)	431
670,000	Royal Bank of Scotland Group PLC,
	1.17%, 3/31/17	673
490,000	Royal Bank of Scotland Group PLC,
	2.55%, 9/18/15	497
700,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (d)	699

		6,362

United States (EUR) (1%)
350,000	Citigroup Inc., 1.44%, 11/30/17	439
225,000	Parker Hannifin Corp., 4.13%, 11/11/15	292

		731

United States (GBP) (1%)
450,000	JPMorgan Chase & Co., 1.07%, 5/30/17	712

United States (USD) (52%)
420,000	AES Corp./VA, 3.23%, 6/01/19	419
600,000	Air Lease Corp., 4.50%, 1/15/16	621
175,000	Alliance Data Systems Corp. 144A,
	5.25%, 12/01/17 (d)	181
420,000	Ally Financial Inc., 3.25%, 9/29/17	424
410,000	American Express Co., 0.82%, 5/22/18	412
580,000	American Express Credit Corp., 1.13%, 6/05/17	577
268,393	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (d)	267
315,000	AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19 (c)	331
640,000	Amgen Inc., 1.25%, 5/22/17	636
160,000	ARAMARK Corp., 5.75%, 3/15/20 (c)	168
600,000	ARC Properties Operating Partnership LP/
	Clark Acquisition LLC, 2.00%, 2/06/17 (c)	586
80,000	Ashland Inc., 3.00%, 3/15/16	81
385,000	Ashland Inc., 3.88%, 4/15/18	393
160,000	Astoria Financial Corp., 5.00%, 6/19/17	172
110,000	Autodesk Inc., 1.95%, 12/15/17	111
160,000	AutoZone Inc., 1.30%, 1/13/17	160
265,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 4.88%, 11/15/17 (c)	275
200,000	Bank of America Corp., 0.78%, 5/02/17	198
450,000	Bank of America Corp., 1.27%, 1/15/19 (c)	456
390,000	Bank of America Corp., 1.30%, 3/22/18	396
310,000	Bank of America Corp., 1.70%, 8/25/17	310
175,000	Bank of America Corp., 3.70%, 9/01/15	179
100,000	Bank of America Corp., 3.75%, 7/12/16	104
70,000	Bank of America Corp., 3.88%, 3/22/17	74
192,005	Bank of America Mortgage 2002-K Trust,
	2.70%, 10/20/32	195

50	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

270,000	Bank of New York Mellon Corp.,
	0.79%, 8/01/18	$ 272
90,000	BB&T Corp., 1.60%, 8/15/17	90
325,000	Beaver County Industrial Development
	Authority, 3.38%, 1/01/35	331
125,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	135
250,000	California Earthquake Authority,
	1.82%, 7/01/17	250
150,000	Cameron International Corp., 1.40%, 6/15/17	150
90,000	Capital Auto Receivables Asset Trust,
	1.29%, 4/20/18	90
90,000	Capital Auto Receivables Asset Trust,
	1.74%, 10/22/18	90
270,000	Capital One Financial Corp., 1.00%, 11/06/15	271
195,000	Capital One Financial Corp., 6.15%, 9/01/16	212
370,000	Capital One NA/Mclean VA, 1.50%, 9/05/17	369
660,000	CareFusion Corp., 1.45%, 5/15/17	659
90,000	CC Holdings GS V LLC / Crown Castle GS III
	Corp., 2.38%, 12/15/17	91
400,000	Chrysler Group LLC / CG Co-Issuer Inc.,
	8.00%, 6/15/19 (c)	430
49,000	Citigroup Inc., 1.25%, 1/15/16	49
720,000	Citigroup Inc., 1.55%, 8/14/17 (c)	718
725,000	CNH Capital LLC, 3.25%, 2/01/17	729
220,000	CNH Capital LLC, 3.88%, 11/01/15	224
287,228	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (d)	287
496,650	Colony American Homes 2014-2 144A,
	1.10%, 7/17/31 (d)	492
250,000	Compass Bank, 1.85%, 9/29/17	251
245,000	Computer Sciences Corp., 2.50%, 9/15/15	249
80,000	ConAgra Foods Inc., 1.30%, 1/25/16	80
345,000	Continental Rubber of America Corp. 144A,
	4.50%, 9/15/19 (d)	363
28,410	Credit Suisse Mortgage Capital Certificates
	144A, 1.15%, 2/27/47 (d)	28
394,644	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (d)	371
205,152	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (d)	195
490,000	Daimler Finance North America LLC 144A,
	1.13%, 3/10/17 (d)	489
370,000	Daimler Finance North America LLC 144A,
	1.38%, 8/01/17 (d)	369
400,000	DCP Midstream Operating LP, 2.70%, 4/01/19	401
260,000	Devon Energy Corp., 1.20%, 12/15/16	263
545,000	Digital Realty Trust LP, 4.50%, 7/15/15 (c)	554
140,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.13%, 2/15/16	144
34,000	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.50%, 3/01/16	35
440,000	Discover Bank/Greenwood DE, 2.00%, 2/21/18	438
230,000	DISH DBS Corp., 4.63%, 7/15/17 (c)	240
190,000	Duke Energy Corp., 0.61%, 4/03/17	191
440,000	E*TRADE Financial Corp., 6.00%, 11/15/17	453

Principal or Shares	Security Description	Value (000)

400,000	Endo Finance LLC & Endo Finco Inc. 144A,
	7.00%, 7/15/19 (d)	$ 423
118,138	Enterprise Fleet Financing LLC 144A,
	1.14%, 11/20/17 (d)	118
60,000	Equifax Inc., 4.45%, 12/01/14	60
200,000	Express Scripts Holding Co., 1.25%, 6/02/17	199
533,955	Fannie Mae Connecticut Avenue Securities,
	1.10%, 5/25/24	525
306,002	Fannie Mae Connecticut Avenue Securities,
	1.10%, 5/25/24	301
1,360,101	Fannie Mae Connecticut Avenue Securities,
	1.35%, 7/25/24	1,347
538,674	Fannie Mae Connecticut Avenue Securities,
	1.75%, 1/25/24	538
550,424	Fannie Mae Connecticut Avenue Securities,
	2.15%, 10/25/23	554
796,652	FDIC Structured Sale Guaranteed Notes 144A,
	0.88%, 12/04/20 (d)	803
415,139	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (d)	427
340,799	FDIC Trust 144A, 2.18%, 5/25/50 (d)	343
1,460,000	FHLB, 0.50%, 9/28/16	1,458
75,000	Fidelity National Information Services Inc.,
	1.45%, 6/05/17	75
110,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	110
125,000	Fifth Third Bancorp, 5.45%, 1/15/17	136
200,000	Ford Motor Credit Co. LLC, 3.00%, 6/12/17	206
500,000	Ford Motor Credit Co. LLC, 5.63%, 9/15/15	520
100,000	Freeport-McMoRan Copper & Gold Inc.,
	1.40%, 2/13/15	100
100,000	Freeport-McMoRan Copper & Gold Inc.,
	2.15%, 3/01/17	102
142,000	Freeport-McMoran Oil & Gas LLC/FCX Oil &
	Gas Inc., 6.50%, 11/15/20	155
300,000	GATX Corp., 2.50%, 7/30/19	301
370,000	General Mills Inc., 1.40%, 10/20/17 (c)	370
320,000	General Motors Financial Co. Inc.,
	3.00%, 9/25/17 (c)	327
650,000	Glencore Funding LLC 144A,
	1.59%, 1/15/19 (d)	661
510,000	Goldman Sachs Group Inc., 1.33%, 11/15/18	516
410,000	Goldman Sachs Group Inc., 1.43%, 4/30/18	417
210,000	Goldman Sachs Group Inc., 3.63%, 2/07/16	217
270,000	Government Properties Income Trust,
	3.75%, 8/15/19	275
317,115	GSAMP Trust 2004-SEA2, 0.80%, 3/25/34	317
130,000	Healthcare Realty Trust Inc., 6.50%, 1/17/17	144
390,000	Hertz Corp., 6.75%, 4/15/19	409
180,000	Hess Corp., 1.30%, 6/15/17	179
630,000	Hewlett-Packard Co., 1.17%, 1/14/19	628
540,000	Hilton USA Trust 2013-HLF 144A,
	1.15%, 11/05/30 (d)	540
360,000	HSBC USA Inc., 1.12%, 9/24/18	366
250,000	Huntington National Bank, 0.66%, 4/24/17	250
250,000	Huntington National Bank, 1.38%, 4/24/17	249

Annual Report	51

Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

370,000	Hyundai Capital America 144A,
	1.45%, 2/06/17 (c)(d)	$ 370
100,000	Hyundai Capital America 144A,
	2.13%, 10/02/17 (d)	101
100,000	Hyundai Capital America 144A,
	3.75%, 4/06/16 (d)	104
140,000	IAC/InterActiveCorp 144A, 4.88%, 11/30/18 (d)	145
100,000	Ingredion Inc., 3.20%, 11/01/15	102
380,000	International Lease Finance Corp.,
	2.18%, 6/15/16	380
410,000	International Lease Finance Corp.,
	3.88%, 4/15/18	412
85,000	International Lease Finance Corp.,
	4.88%, 4/01/15	86
354,842	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (d)	355
1,300,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.15%, 6/17/31 (d)	1,292
840,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.25%, 9/17/31 (d)	838
280,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	282
260,000	JB Hunt Transport Services Inc., 3.38%, 9/15/15	266
200,000	JPMorgan Chase & Co., 1.13%, 1/25/18 (c)	203
570,000	JPMorgan Chase & Co., 1.35%, 2/15/17	571
350,000	Kroger Co., 0.76%, 10/17/16 (c)	351
200,000	Kroger Co., 2.20%, 1/15/17 (c)	204
140,791	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (d)	156
370,000	L-3 Communications Corp., 1.50%, 5/28/17	368
190,000	Liberty Property LP, 6.63%, 10/01/17	215
440,000	Manufacturers & Traders Trust Co.,
	1.40%, 7/25/17	441
600,000	Martin Marietta Materials Inc. 144A,
	1.33%, 6/30/17 (d)	603
110,000	Masco Corp., 4.80%, 6/15/15 (c)	112
72,895	MASTR Asset Securitization Trust 2004-6,
	5.00%, 7/25/19	74
100,000	McKesson Corp., 1.29%, 3/10/17	100
370,000	Mobile Mini Inc., 7.88%, 12/01/20	401
300,000	Morgan Stanley, 0.97%, 7/23/19 (c)	299
500,000	Morgan Stanley, 1.51%, 4/25/18	512
400,000	Morgan Stanley, 5.45%, 1/09/17	434
100,000	Murphy Oil Corp., 2.50%, 12/01/17	102
70,000	Mylan Inc./PA, 1.80%, 6/24/16 (c)	71
500,000	Nabors Industries Inc., 2.35%, 9/15/16	508
200,000	National Oilwell Varco Inc., 1.35%, 12/01/17	199
160,000	NBCUniversal Enterprise Inc. 144A,
	0.92%, 4/15/18 (d)	162
290,000	Nissan Motor Acceptance Corp. 144A,
	1.00%, 3/15/16 (d)	290
140,000	Nissan Motor Acceptance Corp. 144A, 1.95%, 9/12/17 (d)	141
110,000	PACCAR Financial Corp., 0.83%, 12/06/18	111
110,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (d)	110
200,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.13%, 5/11/15 (d)	202
200,000	Prudential Financial Inc., 1.01%, 8/15/18 (c)	202

Principal or Shares	Security Description	Value (000)

270,000	Regions Financial Corp., 2.00%, 5/15/18	$ 268
302,253	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	257
60,000	Reynolds American Inc., 1.05%, 10/30/15	60
505,000	RJS Power Holdings LLC 144A,
	5.13%, 7/15/19 (c)(d)	505
170,000	Rockies Express Pipeline LLC 144A,
	3.90%, 4/15/15 (c)(d)	170
220,000	Sabine Pass LNG LP, 7.50%, 11/30/16	237
200,000	SABMiller Holdings Inc. 144A,
	0.92%, 8/01/18 (d)	202
125,000	SandRidge Energy Inc., 8.75%, 1/15/20	116
100,000	SBA Communications Corp., 5.63%, 10/01/19	105
245,506	Sequoia Mortgage Trust, 1.45%, 2/25/43	233
259,152	Sequoia Mortgage Trust, 1.55%, 4/25/43	244
177,631	Sequoia Mortgage Trust, 3.50%, 4/25/42	181
301,597	Springleaf Mortgage Loan Trust 144A,
	1.27%, 6/25/58 (d)	301
103,615	Springleaf Mortgage Loan Trust 144A,
	1.57%, 12/25/59 (d)	104
392,483	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (d)	393
98,102	Springleaf Mortgage Loan Trust 144A,
	2.22%, 10/25/57 (d)	100
363,480	Structured Agency Credit Risk Debt Notes,
	1.60%, 11/25/23	363
465,000	SunTrust Bank/Atlanta GA, 5.20%, 1/17/17	502
170,000	Synchrony Financial, 1.88%, 8/15/17	171
220,000	Synchrony Financial, 3.00%, 8/15/19	223
150,000	Sysco Corp., 1.45%, 10/02/17	151
150,000	Thermo Fisher Scientific Inc., 1.30%, 2/01/17 (c)	150
290,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (d)	291
360,000	T-Mobile USA Inc. 144A, 5.25%, 9/01/18 (c)(d)	375
100,000	U.S. Treasury Note, 0.38%, 10/31/16	100
200,000	U.S. Treasury Note, 0.50%, 8/31/16	200
2,510,000	U.S. Treasury Note, 0.63%, 2/15/17	2,509
4,540,000	U.S. Treasury Note, 0.75%, 1/15/17	4,555
5,980,000	U.S. Treasury Note, 0.88%, 4/30/17	6,000
490,000	U.S. Treasury Note, 0.88%, 7/15/17	491
250,000	U.S. Treasury Note, 1.00%, 3/31/17	252
810,000	U.S. Treasury Note, 1.00%, 9/15/17	813
200,000	U.S. Treasury Note, 1.25%, 10/31/15 (e)	202
260,000	United Airlines 2014-2 Class B Pass Through Trust, 4.63%, 9/03/22	252
60,000	UnitedHealth Group Inc., 1.40%, 10/15/17	60
120,000	Ventas Realty LP, 1.25%, 4/17/17	120
181,000	Ventas Realty LP, 1.55%, 9/26/16	183
220,000	Verizon Communications Inc., 1.00%, 6/17/19	222
390,000	Verizon Communications Inc., 1.35%, 6/09/17	390
250,000	Verizon Communications Inc., 1.98%, 9/14/18	262
560,000	Volkswagen Group of America Finance LLC 144A, 1.25%, 5/23/17 (d)	558
40,888	VOLT XIX LLC 144A, 3.63%, 4/25/55 (d)	41
252,266	VOLT XX LLC 144A, 3.63%, 3/25/54 (d)	254
261,286	VOLT XXI LLC 144A, 3.63%, 11/25/53 (d)	262
173,142	VOLT XXII LLC 144A, 3.63%, 10/27/53 (d)	174
240,796	VOLT XXIV LLC 144A, 3.25%, 11/25/53 (d)	242

52	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

467,110	WaMu Mortgage Pass Through Certificates,
	2.29%, 10/25/36	$ 404
240,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 1.75%, 9/15/17 (d)	241
460,000	WellPoint Inc., 2.38%, 2/15/17	472
280,000	Wells Fargo & Co., 0.86%, 4/23/18	282
380,000	Wells Fargo & Co., 1.15%, 6/02/17	379
330,000	Wells Fargo & Co., 1.40%, 9/08/17 (c)	330
500,000	Western Union Co., 1.23%, 8/21/15	502
390,000	Windstream Corp., 7.88%, 11/01/17	436
100,000	WM Wrigley Jr. Co. 144A, 1.40%, 10/21/16 (d)	101
120,000	WM Wrigley Jr. Co. 144A, 2.00%, 10/20/17 (d)	121
230,000	WPX Energy Inc., 5.25%, 1/15/17	242

		72,674

Virgin Islands (British) (USD) (1%)
200,000	CNOOC Finance 2013 Ltd., 1.13%, 5/09/16	200
300,000	CNPC General Capital Ltd. 144A,
	1.13%, 5/14/17 (d)	301
200,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (d)	199
210,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (d)	206
500,000	Yingde Gases Investment Ltd. 144A,
	8.13%, 4/22/18 (c)(d)	522

		1,428

Total Bonds (Cost - $136,402)		135,834

Purchased Call Options (0%)
35	U.S. Treasury 5 Year Futures Option, 120.75, 12/26/14 (Cost - $6)	2

Purchased Put Options (0%)
35	U.S. Treasury 5 Year Futures Option, 118, 12/26/14 (Cost - $8)	12

Investment Company (7%)
9,807,464	Payden Cash Reserves Money Market Fund * (Cost - $9,807)	9,807

Total (Cost - $148,824) (106%)		148,216
Liabilities in excess of Other Assets (-6%)		(8,251)

Net Assets (100%)		$ 139,965

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $8,652 and the total market value of the collateral held by the Fund is $8,902. Amount in 000s.
(d)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.It has been deemed liquid under guidelines approved by the Board.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/12/2014	British Pound (Sell 2,878)	HSBC Bank USA, N.A.	$—
11/12/2014	Canadian Dollar (Sell 2,911)	Royal Bank of Canada	19
11/12/2014	Euro (Sell 3,826)	Citibank, N.A.	13
11/18/2014	Mexican Peso (Sell 18,720)	Credit Suisse First Boston International	31
11/20/2014	Poland Zloty (Sell 4,569)	Barclays Bank PLC	44
11/12/2014	Swedish Krona (Sell 4,362)	The Royal Bank of Scotland PLC	13
			$120

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
46	90-Day Eurodollar Future	Dec-16	$11,290	$33
46	90-Day Eurodollar Future	Dec-17	(11,207)	(27)
43	U.S. Treasury 10 Year Note Future	Dec-14	5,433	(17)
31	U.S. Treasury 2 Year Note Future	Jan-15	6,806	21
32	U.S. Treasury 5 Year Note Future	Jan-15	(3,822)	(19)
				$(9)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$8,652
Non-cash Collateral[2]	(8,652)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report	53

Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.
Portfolio Composition - percent of value
Corporate	31%
Foreign Government	31%
Investment Company	27%
U.S. Treasury	10%
Mortgage Backed	1%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
Bonds (76%)
Australia (USD) (2%)
250,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)(b)	$256
260,000	Macquarie Group Ltd. 144A, 1.23%, 1/31/17 (b)	263
150,000	Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	195
250,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	249
180,000	Sydney Airport Finance Co. Pty Ltd. 144A,
	3.90%, 3/22/23 (b)	185
		1,148
Bermuda (EUR) (0%)
150,000	Fidelity International Ltd., 6.88%, 2/24/17	213
Canada (CAD) (1%)
300,000	Canadian Government Bond, 3.75%, 6/01/19	293
300,000	Canadian Government Bond, 5.00%, 6/01/37	378
		671
Canada (USD) (0%)
100,000	Goldcorp Inc., 3.63%, 6/09/21	100
125,000	Rogers Communications Inc., 5.00%, 3/15/44	131
		231
Denmark (EUR) (1%)
200,000	Carlsberg Breweries A/S, 2.63%, 11/15/22	265
235,000	Danske Bank A/S, 3.88%, 10/04/23	317
		582
Finland (EUR) (1%)
170,000	Finland Government Bond, 2.75%, 7/04/28 (c)	249
France (CAD) (1%)
330,000	Cie de Financement Foncier SA, 4.55%, 4/28/17	313
France (EUR) (3%)
890,000	France Government Bond OAT,
	3.25%, 10/25/21	1,315
France (GBP) (1%)
100,000	AXA SA, 5.63%, 1/16/54	167
100,000	Cie de St-Gobain, 4.63%, 10/09/29	170
		337

Principal or Shares	Security Description	Value (000)
Germany (EUR) (4%)
840,000	Bundesobligation, 0.25%, 4/13/18	$1,062
150,000	Bundesrepublik Deutschland, 3.25%, 7/04/42	252
200,000	Bundesrepublik Deutschland, 4.75%, 7/04/34	388
100,000	Bundesrepublik Deutschland, 4.75%, 7/04/40	205
		1,907
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 4.88%, 3/11/44 (a)(b)	215
Ireland (EUR) (1%)
190,000	Aquarius and Investments PLC for Zurich
	Insurance Co. Ltd., 4.25%, 10/02/43	262
50,000	GE Capital European Funding, 2.25%, 7/20/20	68
		330
Ireland (GBP) (0%)
130,000	GE Capital UK Funding, 4.38%, 7/31/19	227
Italy (EUR) (7%)
1,400,000	Italy Buoni Poliennali Del Tesoro,
	3.50%, 12/01/18	1,928
700,000	Italy Buoni Poliennali Del Tesoro,
	4.50%, 5/01/23	1,038
340,000	Italy Buoni Poliennali Del Tesoro,
	4.75%, 6/01/17	469
180,000	Italy Buoni Poliennali Del Tesoro,
	5.00%, 8/01/39	278
		3,713
Japan (GBP) (0%)
120,000	Sumitomo Mitsui Banking Corp.,
	1.12%, 3/18/16	193
Japan (JPY) (10%)
200,000,000	Japan Government Ten Year Bond,
	0.80%, 9/20/23	1,846
220,000,000	Japan Government Ten Year Bond,
	1.40%, 6/20/19	2,075
66,500,000	Japan Government Thirty Year Bond,
	2.00%, 9/20/40	653

54	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

15,000,000	Japan Government Thirty Year Bond,
	2.20%, 9/20/39	$153
50,000,000	Japan Government Twenty Year Bond,
	1.70%, 9/20/33	482
		5,209
Japan (USD) (2%)
200,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (b)	200
200,000	Sompo Japan Insurance Inc. 144A,
	5.33%, 3/28/73 (b)	211
490,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	492
		903
Netherlands (EUR) (2%)
100,000	KBC Internationale Financieringsmaatschappij
	NV, 2.13%, 9/10/18	133
680,000	Netherlands Government Bond 144A,
	2.25%, 7/15/22 (b)	953
		1,086
Netherlands (USD) (1%)
260,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands, 4.63%, 12/01/23	274
200,000	EDP Finance BV 144A, 6.00%, 2/02/18 (b)	215
		489
Spain (EUR) (2%)
190,000	Spain Government Bond, 2.10%, 4/30/17	247
90,000	Spain Government Bond, 4.20%, 1/31/37	130
400,000	Spain Government Bond, 5.85%, 1/31/22	651
		1,028
Sweden (EUR) (1%)
200,000	SBAB Bank AB, 2.38%, 9/04/20	271
United Kingdom (EUR) (1%)
50,000	Heathrow Funding Ltd., 4.60%, 2/15/18 (c)	70
165,000	Lloyds TSB Bank PLC, 6.50%, 3/24/20	254
150,000	Standard Chartered PLC, 4.00%, 10/21/25	201
		525
United Kingdom (GBP) (4%)
110,000	Aviva PLC, 6.13%, 11/14/36	194
75,000	Barclays Bank PLC, 6.75%, 1/16/23	131
121,000	ENW Capital Finance PLC, 6.75%, 6/20/15	200
110,000	HSBC Bank PLC, 5.38%, 11/04/30	191
100,000	InterContinental Hotels Group PLC,
	6.00%, 12/09/16	174
100,000	Next PLC, 5.38%, 10/26/21	184
150,000	United Kingdom Gilt, 2.25%, 9/07/23	242
120,000	United Kingdom Gilt, 4.25%, 12/07/55	252
290,000	United Kingdom Gilt, 4.75%, 12/07/38	615
		2,183
United Kingdom (USD) (1%)
300,000	Abbey National Treasury Services PLC/London,
	1.65%, 9/29/17	300
100,000	Nationwide Building Society 144A,
	6.25%, 2/25/20 (b)	118
		418
United States (EUR) (1%)
100,000	Morgan Stanley, 5.38%, 8/10/20	155
100,000	National Grid North America Inc.,
	1.75%, 2/20/18	130
		285

Principal or Shares	Security Description	Value (000)

United States (GBP) (0%)
110,000	Textron Inc., 6.63%, 4/07/20	$204
United States (USD) (29%)
150,000	Air Lease Corp., 4.25%, 9/15/24	151
210,000	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC, 3.00%, 2/06/19 (a)	202
120,000	Bank of America Corp., 4.00%, 4/01/24	124
200,000	Bank of America Corp., 4.20%, 8/26/24	202
130,000	Bank of America Corp., 6.88%, 4/25/18	151
210,000	Bear Stearns Companies LLC, 5.55%, 1/22/17	228
100,000	BioMed Realty LP, 3.85%, 4/15/16 (a)	104
175,000	Buckeye Partners LP, 5.60%, 10/15/44	174
80,000	Buckeye Partners LP, 5.85%, 11/15/43	82
190,000	Carlyle Holdings II Finance LLC 144A,
	5.63%, 3/30/43 (b)	216
90,000	CBS Corp., 5.75%, 4/15/20	103
180,000	Continental Resources Inc./OK, 5.00%, 9/15/22	191
200,000	Digital Realty Trust LP, 5.88%, 2/01/20 (a)	224
150,000	Dignity Health, 3.13%, 11/01/22	146
152,000	Dow Chemical Co., 9.40%, 5/15/39	243
180,000	Energy Transfer Partners LP, 4.15%, 10/01/20	188
420,000	FNMA 30YR TBA, 4.50% (d)	455
160,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	181
118,000	Freeport-McMoran Oil & Gas LLC/FCX Oil &
	Gas Inc., 6.50%, 11/15/20	129
50,000	General Electric Capital Corp., 5.88%, 1/14/38	61
200,000	Glencore Funding LLC 144A,
	1.59%, 1/15/19 (b)	203
300,000	Goldman Sachs Group Inc., 2.55%, 10/23/19 (a)	298
100,000	Government Properties Income Trust,
	3.75%, 8/15/19	102
49,741	GreenPoint Mortgage Funding Trust,
	0.71%, 6/25/45	32
215,000	Health Care REIT Inc., 4.95%, 1/15/21	236
200,000	Hospitality Properties Trust, 4.50%, 3/15/25	199
25,864	Indymac Index Mortgage Loan Trust,
	2.56%, 10/25/34	25
110,000	JPMorgan Chase & Co., 4.35%, 8/15/21	118
225,000	Kinder Morgan Energy Partners LP,
	4.25%, 9/01/24 (a)	224
260,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (b)	286
145,000	McKesson Corp., 3.80%, 3/15/24	148
115,000	MDC Holdings Inc., 6.00%, 1/15/43	100
45,000	MetLife Inc., 6.40%, 12/15/36	51
55,000	MetLife Inc., 10.75%, 8/01/39 (a)	90
200,000	Metropolitan Edison Co. 144A,
	3.50%, 3/15/23 (b)	199
200,000	Morgan Stanley, 4.10%, 5/22/23	202
100,000	Murphy Oil Corp., 2.50%, 12/01/17	102
170,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	264
95,000	NBCUniversal Media LLC, 4.38%, 4/01/21	105
50,000	NBCUniversal Media LLC, 6.40%, 4/30/40	65
150,000	Old Republic International Corp.,
	4.88%, 10/01/24	154

Annual Report	55

Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

75,000	Owens Corning, 4.20%, 12/15/22	$76
110,000	Prudential Financial Inc., 5.63%, 6/15/43	115
152,000	Prudential Financial Inc., 7.38%, 6/15/19	185
270,000	SBA Tower Trust 144A, 2.90%, 10/15/44 (b)	271
150,000	Sempra Energy, 9.80%, 2/15/19	196
105,000	Southeast Supply Header LLC 144A,
	4.25%, 6/15/24 (b)	108
110,000	State Street Corp., 4.96%, 3/15/18	120
127,071	Structured Adjustable Rate Mortgage Loan Trust,
	2.48%, 10/25/34	127
200,000	Synchrony Financial, 4.25%, 8/15/24	204
225,000	Teachers Insurance & Annuity Association of
	America 144A, 4.90%, 9/15/44 (b)	239
175,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (b)	176
450,000	U.S. Treasury Bill, 0.00%, 11/13/14 (e)(f)	450
130,000	U.S. Treasury Bond, 4.38%, 2/15/38	162
1,900,000	U.S. Treasury Note, 0.38%, 1/15/16	1,904
226,000	U.S. Treasury Note, 0.88%, 1/31/17 (e)	227
1,900,000	U.S. Treasury Note, 1.25%, 8/31/15	1,917
500,000	U.S. Treasury Note, 2.63%, 11/15/20	521
170,000	Verizon Communications Inc., 6.40%, 2/15/38	209
195,000	Vornado Realty LP, 4.25%, 4/01/15	196
80,000	Wachovia Corp., 5.50%, 8/01/35	91
200,000	Williams Companies Inc., 4.55%, 6/24/24	196
		14,448
Total Bonds (Cost - $38,764)		38,693
Investment Company (28%)
3,059,342	Payden Cash Reserves Money Market Fund *	3,059
316,916	Payden Emerging Markets Bond Fund,
	Institutional Class *	4,469
90,449	Payden Emerging Markets Local Bond Fund,
	Investor Class *	767
99,602	Payden Floating Rate Fund, Investor Class *	993
651,672	Payden High Income Fund, Investor Class *	4,614
Total Investment Company (Cost - $14,432)		13,902
Total (Cost - $53,196) (104%)		52,595
Liabilities in excess of Other Assets (-4%)		(1,916)
Net Assets (100%)		$50,679

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $1,592 and the total market value of the collateral held by the Fund is $1,641. Amount in 000s.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Security was purchased on a delayed delivery basis.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.
(f)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
11/12/2014	British Pound (Sell 1,629)	HSBC Bank USA, N.A.	$—
11/18/2014	British Pound (Sell 383)	HSBC Bank USA, N.A.	22
1/30/2015	British Pound (Sell 942)	State Street Bank & Trust Co.	14
11/12/2014	Canadian Dollar (Sell 1,371)	Royal Bank of Canada	9
11/12/2014	Euro (Sell 6,407)	Citibank, N.A.	22
1/20/2015	Euro (Sell 1,792)	HSBC Bank USA, N.A.	38
11/12/2014	Euro (Sell 2,397)	Royal Bank of Canada	8
11/12/2014	Euro (Sell 3,566)	State Street Bank & Trust Co.	21
11/12/2014	Japanese Yen (Sell 636,400)	Barclays Bank PLC	162
			$296
Liabilities:
11/12/2014	Australian Dollar (Sell 386)	The Royal Bank of Scotland PLC	$(3)
11/18/2014	Australian Dollar (Buy 386)	The Royal Bank of Scotland PLC	(18)
11/18/2014	Canadian Dollar (Buy 250)	The Royal Bank of Scotland PLC	(6)
11/18/2014	Euro (Buy 3,040)	Royal Bank of Canada	(194)
11/25/2014	India Rupee (Buy 45,080)	Barclays Bank PLC	(5)
11/18/2014	Japanese Yen (Buy 50,300)	Barclays Bank PLC	(37)
1/30/2015	Norwegian Krone (Buy 10,058)	Barclays Bank PLC	(31)
11/12/2014	Swiss Franc (Sell 270)	The Royal Bank of Scotland PLC	(1)
11/18/2014	Swiss Franc (Buy 270)	The Royal Bank of Scotland PLC	(16)
			$(311)

56	Payden Mutual Funds

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
34	Australian 3 Year Bond Future	Dec-14	$3,286	$ 27
2	Canadian 10 Year Bond Future	Dec-14	243	1
5	Euro-Bobl Future	Dec-14	802	3
5	Euro-Bund Future	Dec-14	946	11
8	Euro-Schatz Future	Dec-14	1,112	1
1	Japan 10 Year Bond Future	Dec-14	1,305	7
53	U.S. Treasury 10 Year Note Future	Dec-14	(6,697)	(30)
28	U.S. Treasury 5 Year Note Future	Jan-15	3,344	5
1	U.S. Ultra Long Bond Future	Dec-14	(157)	(4)
				$ 21

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,592
Non-cash Collateral[2]	(1,592)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report	57

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of value
Foreign Government	50%
Corporate	43%
Municipal	1%
Cash equivalent	6%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser Class is expected to perform similiarly to its Investor Class.

Schedule of Investments - October 31, 2014
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (USD) (2%)
12,022,500	Argentine Republic Government International
	Bond, 2.50%, 12/31/38 (a)(b)	$6,576
8,959,023	Argentine Republic Government International
	Bond, 8.28%, 12/31/33 (a)(b)	7,951
2,430,000	Argentine Republic Government International
	Bond, 8.75%, 6/02/17	2,151
		16,678
Armenia (USD) (2%)
13,630,000	Republic of Armenia 144A, 6.00%, 9/30/20 (c)	14,312
Australia (USD) (1%)
7,545,000	CNOOC Curtis Funding No. 1 Pty. Ltd. 144A,
	4.50%, 10/03/23 (c)	8,008
Azerbaijan (USD) (1%)
3,865,000	International Bank of Azerbaijan OJSC,
	5.63%, 6/11/19	3,850
6,590,000	State Oil Co. of the Azerbaijan Republic,
	4.75%, 3/13/23	6,577
		10,427
Barbados (USD) (0%)
1,860,000	Columbus International Inc. 144A,
	7.38%, 3/30/21 (c)	1,979
Belarus (USD) (1%)
3,550,000	Republic of Belarus, 8.75%, 8/03/15	3,640
7,650,000	Republic of Belarus, 8.95%, 1/26/18 (d)	8,273
		11,913
Bermuda (USD) (1%)
3,800,000	Digicel Ltd. 144A, 8.25%, 9/01/17 (c)	3,909
Brazil (USD) (3%)
4,170,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 5.75%, 9/26/23 (c)	4,487
10,600,000	Brazilian Government International Bond,
	4.25%, 1/07/25	10,783
4,340,000	Cielo SA/Cielo USA Inc. 144A,
	3.75%, 11/16/22 (c)	4,101

Principal or Shares	Security Description	Value (000)

4,040,000	Samarco Mineracao SA 144A,
	5.38%, 9/26/24 (c)(d)	$4,058
3,440,000	USJ Acucar e Alcool SA 144A,
	9.88%, 11/09/19 (c)(d)	3,087
		26,516
Canada (USD) (1%)
3,630,000	Evraz Inc. NA/Canada 144A,
	7.50%, 11/15/19 (c)	3,630
3,835,000	First Quantum Minerals Ltd. 144A,
	6.75%, 2/15/20 (c)	3,729
3,940,000	Pacific Rubiales Energy Corp. 144A,
	5.38%, 1/26/19 (c)(d)	3,960
		11,319
Cayman Islands (USD) (4%)
1,510,000	ADCB Finance Cayman Ltd., 4.50%, 3/06/23 (d)	1,548
4,140,000	AES Andres Dominicana Ltd./Itabo Dominicana
	Ltd. 144A, 9.50%, 11/12/20 (c)	4,492
4,520,000	China Overseas Finance Cayman III Ltd.,
	5.38%, 10/29/23 (d)	4,699
2,620,000	Comcel Trust 144A, 6.88%, 2/06/24 (c)(d)(e)	2,810
4,170,000	Golden Eagle Retail Group Ltd. 144A,
	4.63%, 5/21/23 (c)	3,797
4,085,000	Kaisa Group Holdings Ltd. 144A,
	8.88%, 3/19/18 (c)	4,146
3,740,000	Odebrecht Finance Ltd. 144A,
	7.13%, 6/26/42 (c)	3,944
3,740,000	TAM Capital 3 Inc. 144A, 8.38%, 6/03/21 (c)	4,039
		29,475
Chile (USD) (1%)
2,090,000	CFR International SpA 144A,
	5.13%, 12/06/22 (c)	2,268
2,500,000	Corp. Nacional del Cobre de Chile 144A,
	4.88%, 11/04/44 (c)	2,488
3,355,000	Corp. Nacional del Cobre de Chile 144A,
	5.63%, 10/18/43 (c)(d)	3,712

58	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,250,000	Empresa Nacional del Petroleo 144A,
	4.38%, 10/30/24 (c)	$ 3,231

		11,699

Colombia (USD) (4%)
3,540,000	Bancolombia SA, 6.13%, 7/26/20 (d)	3,862
4,840,000	Colombia Government International Bond,
	4.00%, 2/26/24 (d)	4,978
1,860,000	Colombia Government International Bond,
	5.63%, 2/26/44	2,086
3,600,000	Colombia Government International Bond,
	6.13%, 1/18/41	4,347
8,580,000	Colombia Government International Bond,
	7.38%, 9/18/37	11,626
3,865,000	Ecopetrol SA, 5.88%, 9/18/23	4,319
2,550,000	Ecopetrol SA, 5.88%, 5/28/45	2,633
620,000	Oleoducto Central SA 144A,
	4.00%, 5/07/21 (c)(d)	629

		34,480

Costa Rica (CRC) (0%)
981,700,000	Republic of Costa Rica 144A, 9.20%, 3/27/19 (c)	1,827

Costa Rica (USD) (1%)
4,080,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (c)	4,206
4,020,000	Banco Nacional de Costa Rica 144A,
	4.88%, 11/01/18 (c)	4,111

		8,317

Croatia (USD) (3%)
4,270,000	Croatia Government International Bond 144A, 6.00%, 1/26/24 (c)	4,639
3,015,000	Croatia Government International Bond,
	6.38%, 3/24/21 (e)	3,328
8,230,000	Croatia Government International Bond,
	6.75%, 11/05/19 (e)	9,166
3,835,000	Hrvatska Elektroprivreda 144A,
	6.00%, 11/09/17 (c)	4,038

		21,171

Dominica Republic (USD) (2%)
3,050,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 9.75%, 11/13/19 (c)(d)	2,928
1,060,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (c)	1,176
9,450,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (c)	10,608
3,495,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (c)	3,993

		18,705

El Salvador (USD) (1%)
5,120,000	Republic of El Salvador 144A,
	5.88%, 1/30/25 (c)(d)	5,133
1,680,000	Republic of El Salvador 144A,
	6.38%, 1/18/27 (c)	1,730

		6,863

Georgia (USD) (2%)
3,840,000	Bank of Georgia JSC 144A, 7.75%, 7/05/17 (c)	4,102
7,505,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (c)	8,445
4,431,000	Republic of Georgia 144A, 6.88%, 4/12/21 (c)	5,019

		17,566

Principal or Shares	Security Description	Value (000)

Ghana (USD) (2%)
6,430,000	Republic of Ghana 144A, 7.88%, 8/07/23 (c)(d)	$ 6,504
7,100,000	Republic of Ghana 144A, 8.13%, 1/18/26 (c)(d)	7,153
4,195,000	Republic of Ghana, 8.50%, 10/04/17 (d)(e)	4,458

		18,115

Honduras (USD) (1%)
8,700,000	Honduras Government International Bond 144A, 7.50%, 3/15/24 (c)	9,461
1,960,000	Republic of Honduras 144A,
	8.75%, 12/16/20 (c)	2,247

		11,708

Hungary (USD) (3%)
2,820,000	Hungary Government International Bond,
	5.38%, 3/25/24	3,025
4,660,000	Magyar Export-Import Bank Zrt 144A,
	4.00%, 1/30/20 (c)	4,648
1,870,000	MFB Magyar Fejlesztesi Bank Zrt 144A,
	6.25%, 10/21/20 (c)	2,071
5,280,000	Republic of Hungary, 4.13%, 2/19/18	5,466
5,550,000	Republic of Hungary, 6.25%, 1/29/20	6,265

		21,475

Indonesia (USD) (4%)
3,660,000	Indonesia Government International Bond 144A, 5.38%, 10/17/23 (c)	4,040
3,680,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (c)	4,195
5,720,000	Indonesia Government International Bond,
	8.50%, 10/12/35 (e)	8,022
4,115,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (c)	5,771
2,610,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (c)	2,754
6,210,000	Pertamina Persero PT 144A, 6.00%, 5/03/42 (c)	6,226
3,910,000	Pertamina Persero PT 144A, 6.45%, 5/30/44 (c)	4,174

		35,182

Ireland (USD) (0%)
3,550,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 4/30/18 (d)(e)	3,865

Israel (USD) (0%)
3,120,000	SUAM Finance BV 144A, 4.88%, 4/17/24 (c)	3,206

Ivory Coast (USD) (2%)
17,210,000	Ivory Coast Government International Bond
	144A, 5.75%, 12/31/32 (c)	16,697

Jamaica (USD) (1%)
6,845,000	Jamaica Government International Bond,
	7.63%, 7/09/25	7,350

Kazakhstan (USD) (4%)
8,820,000	Development Bank of Kazakhstan JSC 144A,
	4.13%, 12/10/22 (c)	8,390
3,650,000	KazAgro National Management Holding JSC
	144A, 4.63%, 5/24/23 (c)	3,531
4,840,000	Kazakhstan Government International Bond
	144A, 4.88%, 10/14/44 (c)	4,683
2,250,000	KazMunaiGaz Finance Sub BV 144A,
	11.75%, 1/23/15 (c)	2,297
5,260,000	KazMunayGas National Co. JSC 144A,
	5.75%, 4/30/43 (c)	5,142

Annual Report	59

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,090,000	KazMunayGas National Co. JSC 144A,
	6.00%, 11/07/44 (c)	$ 3,048
4,530,000	KazMunayGas National Co. JSC 144A,
	6.38%, 4/09/21 (c)	4,994

		32,085

Kenya (USD) (1%)
4,420,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (c)	4,591
5,040,000	Kenya Government International Bond 144A,
	6.88%, 6/24/24 (c)	5,387

		9,978

Luxembourg (USD) (1%)
4,250,000	BC Luxco 1 SA 144A, 7.38%, 1/29/20 (c)	4,333
3,910,000	Petrobras International Finance Co.,
	5.38%, 1/27/21	4,023

		8,356

Macedonia (EUR) (0%)
2,060,000	Former Yugoslav Republic of Macedonia 144A, 3.98%, 7/24/21 (c)	2,633

Mexico (MXN) (1%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43	2,082
71,600,000	Red de Carreteras de Occidente SAPIB de CV
	144A, 9.00%, 6/10/28 (c)	5,126

		7,208

Mexico (USD) (5%)
2,680,000	BBVA Bancomer SA/Grand Cayman 144A,
	6.01%, 5/17/22 (c)	2,811
1,820,000	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (c)	1,927
2,700,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (c)	2,727
2,700,000	Mexico Government International Bond,
	4.00%, 10/02/23	2,822
443,000	Mexico Government International Bond,
	5.55%, 1/21/45	504
4,058,000	Mexico Government International Bond,
	6.75%, 9/27/34	5,261
5,830,000	Petroleos Mexicanos, 5.50%, 6/27/44	6,107
2,460,000	Petroleos Mexicanos 144A, 5.50%, 6/27/44 (c)	2,577
2,050,000	Petroleos Mexicanos, 6.38%, 1/23/45 (d)	2,362
9,500,000	Petroleos Mexicanos, 6.63%, 6/15/35	11,258
4,450,000	Unifin Financiera SA de CV 144A,
	6.25%, 7/22/19 (c)(d)	4,361

		42,717

Mongolia (USD) (0%)
200,000	Republic of Mongolia 144A, 5.13%, 12/05/22 (c)	180

Morocco (USD) (2%)
1,890,000	BMCE Bank, 6.25%, 11/27/18	1,970
4,075,000	Morocco Government International Bond 144A, 5.50%, 12/11/42 (c)	4,167
6,740,000	OCP SA 144A, 5.63%, 4/25/24 (c)	7,087

		13,224

Netherlands (USD) (3%)
4,140,000	Ajecorp BV 144A, 6.50%, 5/14/22 (c)	3,830
2,600,000	GTB Finance BV 144A, 6.00%, 11/08/18 (c)	2,580
8,390,000	Kazakhstan Temir Zholy Finance BV 144A,
	6.38%, 10/06/20 (c)	9,208

Principal or Shares	Security Description	Value (000)

3,530,000	Kazakhstan Temir Zholy Finance BV 144A,
	6.95%, 7/10/42 (c)	$ 3,945
1,700,000	Majapahit Holding BV 144A,
	7.88%, 6/29/37 (c)	2,065

		21,628

Nigeria (USD) (0%)
3,740,000	Zenith Bank PLC 144A, 6.25%, 4/22/19 (c)	3,698

Pakistan (USD) (1%)
4,700,000	Pakistan Government International Bond 144A, 7.25%, 4/15/19 (c)	4,876
3,140,000	Pakistan Government International Bond 144A, 8.25%, 4/15/24 (c)	3,289

		8,165

Panama (USD) (2%)
3,410,000	AES El Salvador Trust II 144A,
	6.75%, 3/28/23 (c)	3,274
3,880,000	Avianca Holdings SA / Avianca Leasing LLC /
	Grupo Taca Holdings Ltd. 144A,
	8.38%, 5/10/20 (c)	4,084
3,670,000	Republic of Panama, 5.20%, 1/30/20	4,074
3,425,000	Republic of Panama, 6.70%, 1/26/36	4,324
2,425,000	Republic of Panama, 9.38%, 4/01/29	3,637

		19,393

Paraguay (USD) (1%)
490,000	Republic of Paraguay 144A, 4.63%, 1/25/23 (c)	505
5,870,000	Republic of Paraguay 144A, 6.10%, 8/11/44 (c)	6,318
1,050,000	Telefonica Celular del Paraguay SA 144A,
	6.75%, 12/13/22 (c)	1,108

		7,931

Peru (USD) (3%)
2,720,000	Abengoa Transmision Sur SA 144A,
	6.88%, 4/30/43 (c)	3,026
4,325,000	El Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (c)(d)	4,163
2,420,000	Peruvian Government International Bond,
	5.63%, 11/18/50	2,745
4,675,000	Republic of Peru, 6.55%, 3/14/37	5,996
4,470,000	Scotiabank Peru SA 144A,
	4.50%, 12/13/27 (c)(d)	4,369
3,560,000	Union Andina de Cementos SAA 144A,
	5.88%, 10/30/21 (c)	3,623

		23,922

Philippines (USD) (3%)
3,080,000	Power Sector Assets & Liabilities Management
	Corp. 144A, 7.39%, 12/02/24 (c)	4,019
2,000,000	Republic of Philippines, 4.20%, 1/21/24	2,163
6,550,000	Republic of Philippines, 6.38%, 10/23/34	8,613
7,042,000	Republic of Philippines, 7.75%, 1/14/31	10,026
4,680,000	San Miguel Corp., 4.88%, 4/26/23 (d)	4,329

		29,150

Romania (USD) (2%)
4,100,000	Romanian Government International Bond
	144A, 4.38%, 8/22/23 (c)	4,290
1,580,000	Romanian Government International Bond
	144A, 4.88%, 1/22/24 (c)	1,710
3,020,000	Romanian Government International Bond
	144A, 6.13%, 1/22/44 (c)	3,545

60	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,030,000	Romanian Government International Bond
	144A, 6.75%, 2/07/22 (c)	$4,843
		14,388
Russian Federation (USD) (2%)
1,600,000	Russian Foreign Bond - Eurobond 144A,
	3.50%, 1/16/19 (c)	1,581
11,700,000	Russian Foreign Bond - Eurobond 144A,
	4.88%, 9/16/23 (c)	11,775
5,321,875	Russian Foreign Bond - Eurobond 144A,
	7.50%, 3/31/30 (c)	6,051
		19,407
Senegal (USD) (1%)
4,710,000	Republic of Senegal 144A, 6.25%, 7/30/24 (c)	4,680
2,260,000	Republic of Senegal 144A, 8.75%, 5/13/21 (c)	2,599
		7,279
Serbia (USD) (1%)
2,850,000	Republic of Serbia 144A, 5.25%, 11/21/17 (c)	2,964
1,770,000	Republic of Serbia 144A, 5.88%, 12/03/18 (c)	1,884
		4,848
Singapore (USD) (0%)
2,850,000	TBG Global Pte Ltd. 144A, 4.63%, 4/03/18 (c)	2,871
South Africa (USD) (2%)
9,310,000	Eskom Holdings SOC Ltd. 144A,
	5.75%, 1/26/21 (c)	9,661
3,770,000	South Africa Government International Bond,
	5.50%, 3/09/20	4,152
6,920,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (c)	6,696
		20,509
Sri Lanka (USD) (3%)
2,370,000	Bank of Ceylon 144A, 6.88%, 5/03/17 (c)(d)	2,512
3,710,000	National Savings Bank 144A, 8.88%, 9/18/18 (c)	4,225
10,525,000	Republic of Sri Lanka 144A,
	5.88%, 7/25/22 (c)(d)	11,051
3,400,000	Sri Lanka Government International Bond 144A, 5.13%, 4/11/19 (c)	3,515
3,700,000	Sri Lanka Government International Bond 144A, 6.00%, 1/14/19 (c)	3,932
		25,235
Sweden (USD) (1%)
3,640,000	Eileme 2 AB 144A, 11.63%, 1/31/20 (c)	4,186
Tanzania (USD) (1%)
8,000,000	United Republic of Tanzania, 6.33%, 3/09/20 (e)	8,690
Turkey (USD) (3%)
6,380,000	Export Credit Bank of Turkey 144A,
	5.00%, 9/23/21 (c)	6,445
1,880,000	Export Credit Bank of Turkey 144A,
	5.88%, 4/24/19 (c)	2,006
3,460,000	Republic of Turkey, 6.88%, 3/17/36	4,200
4,060,000	Republic of Turkey, 7.38%, 2/05/25	5,028
3,330,000	Republic of Turkey, 8.00%, 2/14/34	4,495
4,050,000	Turkiye Vakiflar Bankasi Tao 144A,
	5.00%, 10/31/18 (c)	4,151
		26,325
Ukraine (USD) (2%)
5,645,000	Ukraine Government International Bond 144A, 7.50%, 4/17/23 (c)	4,834

Principal or Shares	Security Description	Value (000)

3,600,000	Ukraine Government International Bond 144A, 7.75%, 9/23/20 (c)	$3,190
5,490,000	Ukraine Government International Bond 144A, 7.80%, 11/28/22 (c)	4,791
		12,815
United Kingdom (INR) (1%)
295,000,000	Standard Chartered Bank/Singapore 144A,
	7.16%, 5/23/23 (c)	4,421
250,000,000	Standard Chartered Bank/Singapore 144A,
	7.28%, 6/05/19 (c)	3,941
		8,362
United States (USD) (0%)
3,370,000	Cemex Finance LLC 144A,
	9.38%, 10/12/22 (c)(d)	3,901
Uruguay (USD) (2%)
13,250,000	Uruguay Government International Bond,
	4.50%, 8/14/24 (d)	14,012
3,019,580	Uruguay Government International Bond,
	5.10%, 6/18/50	3,001
		17,013
Venezuela (USD) (4%)
4,200,000	Petroleos de Venezuela SA, 5.25%, 4/12/17 (d)(e)	2,806
6,720,000	Petroleos de Venezuela SA, 5.38%, 4/12/27	3,226
6,620,000	Petroleos de Venezuela SA 144A,
	6.00%, 11/15/26 (c)	3,270
1,440,000	Petroleos de Venezuela SA 144A,
	8.50%, 11/02/17 (c)(d)	1,094
9,740,000	Petroleos de Venezuela SA,
	9.00%, 11/17/21 (d)(e)	6,221
4,225,000	Petroleos de Venezuela SA 144A,
	9.75%, 5/17/35 (c)	2,590
2,940,000	Republic of Venezuela, 5.75%, 2/26/16 (d)(e)	2,506
7,510,000	Republic of Venezuela, 6.00%, 12/09/20 (e)	4,506
3,210,000	Republic of Venezuela, 7.00%, 3/31/38 (d)(e)	1,862
8,640,000	Republic of Venezuela, 7.65%, 4/21/25	5,227
		33,308
Virgin Islands (British) (USD) (2%)
5,100,000	Sinopec Group Overseas Development 2013 Ltd. 144A, 4.38%, 10/17/23 (c)	5,347
4,220,000	Star Energy Geothermal Wayang Windu Ltd. 144A, 6.13%, 3/27/20 (c)	4,336
4,010,000	Yingde Gases Investment Ltd. 144A,
	8.13%, 4/22/18 (c)(d)	4,190
		13,873
Zambia (USD) (1%)
7,080,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (c)	8,102
Total Bonds (Cost - $821,418)		834,142
Investment Company (7%)
56,274,108	Payden Cash Reserves Money Market Fund *
	(Cost - $56,274)	56,274
Total (Cost - $877,692) (105%)		890,416
Liabilities in excess of Other Assets (-5%)		(38,369)
Net Assets (100%)		$852,047

Annual Report	61

Payden Emerging Markets Bond Fund continued

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(b)	Non-income producing security.
(c)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $39,860 and the total market value of the collateral held by the Fund is $42,422. Amount in 000s.
(e)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
12/15/2014	Chinese Yuan (Buy 107,830)	HSBC Bank USA, N.A.	$272
11/20/2014	Euro (Sell 15,469)	Barclays Bank PLC	715
			$987

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$39,860
Non-cash Collateral[2]	(39,860)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

62	Payden Mutual Funds

Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and Institutional Classes are expected to perform similiarly to its Investor Class.

Portfolio Composition - percent of value

Foreign Government	75%
Corporate	18%
Municipal	1%
Cash equivalent	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)

Bonds (95%)
Brazil (BRL) (9%)
2,975,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/17	$1,152
7,490,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/18	2,950
28,277,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/21	10,448
1,750,000	Brazil Notas do Tesouro Nacional,
	10.00%, 1/01/23	636
2,250,000	BRF SA 144A, 7.75%, 5/22/18 (a)	785
		15,971
Chile (CLP) (0%)
129,000,000	Republic of Chile, 5.50%, 8/05/20	237
Colombia (COP) (6%)
2,355,000,000	Colombian TES, 7.00%, 5/04/22	1,184
4,090,000,000	Colombian TES, 7.25%, 6/15/16	2,063
4,214,000,000	Colombian TES, 10.00%, 7/24/24	2,544
2,055,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	1,079
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 (a)	639
1,645,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 (a)	803
2,086,000,000	Empresas Publicas de Medellin ESP 144A,
	8.38%, 2/01/21 (a)	1,087
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A,
	7.88%, 8/12/24 (a)	788
		10,187
Costa Rica (CRC) (0%)
218,400,000	Republic of Costa Rica 144A, 9.20%, 3/27/19 (a)	406
Germany (IDR) (3%)
31,000,000,000	Deutsche Bank AG/London 144A,
	5.63%, 5/17/23 (a)	2,204

Principal or Shares	Security Description	Value (000)

9,000,000,000	Deutsche Bank AG/London 144A,
	7.00%, 5/17/22 (a)	$705
28,000,000,000	Deutsche Bank AG/London 144A,
	8.25%, 6/17/32 (a)	2,250
		5,159
Hungary (HUF) (4%)
82,300,000	Hungary Government Bond, 4.00%, 4/25/18	348
264,000,000	Hungary Government Bond, 5.50%, 6/24/25	1,223
522,960,000	Hungary Government Bond, 6.75%, 11/24/17	2,389
562,810,000	Hungary Government Bond, 7.00%, 6/24/22	2,786
		6,746
Ireland (RUB) (0%)
33,000,000	Russian Railways via RZD Capital PLC,
	8.30%, 4/02/19 (b)	690
Luxembourg (BRL) (1%)
2,350,000	Cosan Luxembourg SA 144A, 9.50%, 3/14/18 (a)	864
Malaysia (MYR) (8%)
11,300,000	Malaysia Government Bond, 3.17%, 7/15/16	3,418
10,100,000	Malaysia Government Bond, 3.31%, 10/31/17	3,046
15,130,000	Malaysia Government Bond, 3.89%, 7/31/20	4,644
5,120,000	Malaysia Government Bond, 3.89%, 3/15/27	1,522
5,780,000	Malaysia Government Bond, 4.39%, 4/15/26	1,813
		14,443
Mexico (MXN) (11%)
15,000,000	America Movil SAB de CV, 6.00%, 6/09/19	1,128
72,300	America Movil SAB de CV, 6.45%, 12/05/22	530
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43	463
11,330,000	Mexican Bonos, 4.75%, 6/14/18	845
8,648,400	Mexican Bonos, 5.00%, 6/15/17	659
44,000,000	Mexican Bonos, 6.50%, 6/09/22	3,428
36,800,000	Mexican Bonos, 7.75%, 5/29/31	3,052
25,400,000	Mexican Bonos, 8.00%, 6/11/20	2,146
14,640,000	Mexican Bonos, 8.50%, 5/31/29	1,296
9,880,000	Mexican Bonos, 8.50%, 11/18/38	887
19,300,100	Mexican Bonos, 10.00%, 12/05/24	1,877

Annual Report	63

Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)

16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	$1,292
9,900,000	Red de Carreteras de Occidente SAPIB de CV
	144A, 9.00%, 6/10/28 (a)	709
		18,312
Nigeria (NGN) (2%)
90,000,000	Nigeria Treasury Bond 144A, 4.00%, 4/23/15 (a)	529
270,000,000	Republic of Nigeria 144A, 13.05%, 8/16/16 (a)	1,651
75,700,000	Republic of Nigeria 144A, 16.00%, 6/29/19 (a)	511
208,980,000	Republic of Nigeria 144A, 16.39%, 1/27/22 (a)	1,485
		4,176
Peru (PEN) (2%)
3,470,000	Republic of Peru 144A, 5.70%, 8/12/24 (a)	1,183
1,430,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	517
2,070,000	Republic of Peru 144A, 8.20%, 8/12/26 (a)	870
		2,570
Philippines (PHP) (0%)
32,000,000	Republic of Philippines, 6.25%, 1/14/36	783
Poland (PLN) (9%)
12,980,000	Poland Government Bond, 2.50%, 7/25/18	3,937
5,592,000	Poland Government Bond, 4.00%, 10/25/23	1,865
12,070,000	Poland Government Bond, 5.25%, 10/25/20	4,215
17,455,000	Poland Government Bond, 5.75%, 10/25/21	6,350
		16,367
Romania (RON) (2%)
2,750,000	Romania Government Bond, 5.60%, 11/28/18	872
1,500,000	Romania Government Bond, 5.75%, 1/27/16	448
1,250,000	Romania Government Bond, 5.85%, 4/26/23	411
5,100,000	Romania Government Bond, 5.95%, 6/11/21	1,661
		3,392
Russian Federation (RUB) (4%)
153,000,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23	3,011
16,000,000	Russian Federal Bond - OFZ, 7.40%, 4/19/17	353
66,350,000	Russian Federal Bond - OFZ, 7.40%, 6/14/17	1,456
10,177,000	Russian Federal Bond - OFZ, 7.50%, 3/15/18	221
43,220,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21	902
89,180,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27	1,838
		7,781
South Africa (ZAR) (9%)
61,250,000	Republic of South Africa, 6.25%, 3/31/36	4,336
28,955,019	Republic of South Africa, 6.50%, 2/28/41	2,047
33,130,000	Republic of South Africa, 6.75%, 3/31/21	2,902
6,298,852	Republic of South Africa, 7.25%, 1/15/20	571
17,120,000	Republic of South Africa, 8.25%, 9/15/17	1,614
24,730,000	Republic of South Africa, 10.50%, 12/21/26	2,694
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 (a)	1,027
		15,191
Thailand (THB) (7%)
25,000,000	Thailand Government Bond, 3.45%, 3/08/19	789
56,470,000	Thailand Government Bond, 3.65%, 12/17/21	1,809
149,315,000	Thailand Government Bond, 3.88%, 6/13/19	4,826
121,100,000	Thailand Government Bond, 4.88%, 6/22/29	4,264
		11,688
Turkey (TRY) (10%)
2,320,000	Akbank TAS 144A, 7.50%, 2/05/18 (a)	967
8,025,000	Turkey Government Bond, 7.10%, 3/08/23	3,313
2,292,824	Turkey Government Bond, 8.80%, 11/14/18	1,054
2,410,000	Turkey Government Bond, 9.00%, 1/27/16	1,095
6,725,000	Turkey Government Bond, 9.00%, 3/08/17	3,086

Principal or Shares	Security Description	Value (000)

1,870,000	Turkey Government Bond, 9.50%, 1/12/22	$888
1,730,000	Turkey Government Bond, 10.40%, 3/20/24	871
8,120,000	Turkey Government Bond, 10.50%, 1/15/20	4,004
2,810,000	Turkey Government Bond, 10.70%, 2/24/16	1,304
		16,582
United Kingdom (IDR) (3%)
11,400,000,000	Standard Chartered Bank 144A,
	8.38%, 9/17/26 (a)	946
18,000,000,000	Standard Chartered Bank/Singapore 144A,
	8.38%, 3/19/24 (a)	1,527
20,000,000,000	Standard Chartered Bank/Singapore 144A,
	8.38%, 9/17/26 (a)	1,660
10,000,000,000	Standard Chartered Bank/Singapore 144A,
	8.38%, 9/17/26 (a)	830
		4,963
United Kingdom (INR) (2%)
60,000,000	Standard Chartered Bank/Singapore 144A,
	7.16%, 5/23/23 (a)	899
111,000,000	Standard Chartered Bank/Singapore 144A,
	7.28%, 6/05/19 (a)	1,750
51,000,000	Standard Chartered Bank/Singapore 144A,
	8.83%, 11/29/23 (a)	858
		3,507
United States (IDR) (3%)
63,130,000,000	JPMorgan Chase Bank, N.A. 144A,
	9.50%, 7/17/31 (a)	5,694
Total Bonds (Cost - $184,522)		165,709
Investment Company (6%)
6,486,481	Payden Cash Reserves Money Market Fund *	6,486
375,723	Payden Emerging Markets Corporate Bond Fund, Institutional Class *	3,908
Total Investment Company (Cost - $10,387)		10,394
Total (Cost - $194,909) (101%)		176,103
Liabilities in excess of Other Assets (-1%)		(878)
Net Assets (100%)		$175,225

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

64	Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
12/15/2014	Chinese Yuan (Buy 22,320)	HSBC Bank USA, N.A.	$56
11/20/2014	Euro (Sell 6,272)	Barclays Bank PLC	221
1/26/2015	Japanese Yen (Sell 188,900)	Barclays Bank PLC	78
11/20/2014	Poland Zloty (Sell 1,584)	UBS AG	19
11/19/2014	South African Rand (Buy 7,800)	The Royal Bank of Scotland PLC	—
			$374
Liabilities:
1/29/2015	Brazilian Real (Sell 3,110)	HSBC Bank USA, N.A.	$(22)
12/16/2014	Colombian Peso (Buy 6,006,000)	State Street Bank & Trust Co.	(76)
11/18/2014	Malaysian Ringgit (Buy 8,533)	HSBC Bank USA, N.A.	(24)
12/22/2014	Malaysian Ringgit (Buy 8,483)	HSBC Bank USA, N.A.	(64)
11/18/2014	South Korean Won (Sell 2,781,000)	Barclays Bank PLC	(5)
			$(191)

See notes to financial statements.

Annual Report	65

Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and Institutional Classes are expected to perform similiarly to its Investor Class.

Portfolio Composition - percent of value
Corporate	95%
Foreign Government	3%
Cash equivalent	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)

Bonds (98%)

Australia (USD) (2%)
440,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.50%, 3/19/24 (a)	$450
200,000	CNOOC Curtis Funding No. 1 Pty. Ltd. 144A,
	4.50%, 10/03/23 (a)	212
245,000	FMG Resources August 2006 Pty Ltd. 144A,
	8.25%, 11/01/19 (a)(b)	255
		917

Azerbaijan (USD) (1%)
440,000	International Bank of Azerbaijan OJSC,
	5.63%, 6/11/19	438

Barbados (USD) (1%)
410,000	Columbus International Inc. 144A,
	7.38%, 3/30/21 (a)	436

Belarus (USD) (1%)
425,000	Republic of Belarus, 8.75%, 8/03/15 (b)	436

Bermuda (USD) (4%)
520,000	Digicel Group Ltd. 144A, 8.25%, 9/30/20 (a)	546
680,000	Digicel Ltd. 144A, 8.25%, 9/01/17 (a)	700
440,000	GCX Ltd. 144A, 7.00%, 8/01/19 (a)	453
		1,699

Brazil (USD) (2%)
235,000	Cielo SA / Cielo USA Inc. 144A,
	3.75%, 11/16/22 (a)	222
410,000	Samarco Mineracao SA 144A,
	5.38%, 9/26/24 (a)(b)	412
210,000	USJ Acucar e Alcool SA 144A,
	9.88%, 11/09/19 (a)(b)	188
		822

Canada (USD) (3%)
210,000	Air Canada 144A, 7.75%, 4/15/21 (a)(b)	221
375,000	Evraz Inc. NA Canada 144A,
	7.50%, 11/15/19 (a)	375
205,000	First Quantum Minerals Ltd. 144A,
	6.75%, 2/15/20 (a)	199

Principal or Shares	Security Description	Value (000)

675,000	Pacific Rubiales Energy Corp. 144A,
	5.38%, 1/26/19 (a)(b)	$678
		1,473

Cayman Islands (USD) (15%)
470,000	ADCB Finance Cayman Ltd., 3.13%, 5/28/23	466
250,000	AES Andres Dominicana Ltd./Itabo Dominicana
	Ltd. 144A, 9.50%, 11/12/20 (a)	271
200,000	Agile Property Holdings Ltd., 9.88%, 3/20/17	196
510,000	Baidu Inc., 3.50%, 11/28/22	502
470,000	Braskem Finance Ltd., 6.45%, 2/03/24	500
220,000	Central China Real Estate Ltd., 6.50%, 6/04/18	214
270,000	China Overseas Finance Cayman III Ltd.,
	5.38%, 10/29/23 (b)	281
330,000	Comcel Trust, 6.88%, 2/06/24 (c)	354
205,000	Country Garden Holdings Co. Ltd. 144A,
	7.88%, 5/27/19 (a)	213
490,000	Golden Eagle Retail Group Ltd. 144A,
	4.63%, 5/21/23 (a)	446
485,000	Hutchison Whampoa International 12 Ltd.
	144A, 6.00%, 5/29/49 (a)	521
215,000	Industrial Senior Trust 144A,
	5.50%, 11/01/22 (a)	214
450,000	JBS Finance II Ltd. 144A, 8.25%, 1/29/18 (a)	478
260,000	Kaisa Group Holdings Ltd. 144A,
	8.88%, 3/19/18 (a)	264
420,000	MAF Global Securities Ltd., 5.25%, 7/05/19	457
420,000	Marfrig Overseas Ltd. 144A,
	9.50%, 5/04/20 (a)(b)	448
201,250	Odebrecht Drilling Norbe VIII / IX Ltd. 144A,
	6.35%, 6/30/21 (a)	213
260,000	Odebrecht Finance Ltd. 144A,
	7.13%, 6/26/42 (a)	274
200,000	TAM Capital 3 Inc. 144A, 8.38%, 6/03/21 (a)	216
200,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	204
		6,732

66	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Chile (USD) (5%)
260,000	CFR International SpA 144A, 5.13%, 12/06/22 (a)	$282
270,000	Colbun SA 144A, 6.00%, 1/21/20 (a)	300
360,000	Corpbanca SA, 3.13%, 1/15/18	361
340,000	Empresa Nacional del Petroleo 144A, 4.38%, 10/30/24 (a)	338
500,000	GNL Quintero SA 144A, 4.63%, 7/31/29 (a)	517
300,000	Telefonica Chile SA 144A, 3.88%, 10/12/22 (a)	299
		2,097
Colombia (USD) (2%)
200,000	Bancolombia SA, 5.95%, 6/03/21	223
370,000	Ecopetrol SA, 4.13%, 1/16/25	362
220,000	Ecopetrol SA, 5.88%, 5/28/45	227
200,000	Oleoducto Central SA 144A, 4.00%, 5/07/21 (a)(b)	203
		1,015
Costa Rica (USD) (0%)
200,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	206
Dominica Republic (USD) (1%)
320,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 9.75%, 11/13/19 (a)(b)	307
Georgia (USD) (1%)
450,000	Bank of Georgia JSC 144A, 7.75%, 7/05/17 (a)	481
Ghana (USD) (1%)
230,000	Republic of Ghana 144A, 7.88%, 8/07/23 (a)	233
India (USD) (2%)
260,000	ICICI Bank Ltd./Dubai 144A, 4.70%, 2/21/18 (a)	275
205,000	Oil India Ltd., 5.38%, 4/17/24	219
230,000	ONGC Videsh Ltd., 3.75%, 5/07/23 (b)(c)	224
260,000	State Bank of India/London 144A, 4.13%, 8/01/17 (a)	272
		990
Indonesia (USD) (3%)
520,000	Bank Rakyat Indonesia Persero Tbk PT, 2.95%, 3/28/18 (c)	517
200,000	Pertamina Persero PT 144A, 6.00%, 5/03/42 (a)	201
460,000	Perusahaan Gas Negara Persero Tbk PT 144A, 5.13%, 5/16/24 (a)	473
		1,191
Ireland (USD) (1%)
385,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 144A, 9.13%, 4/30/18 (a)	419
Isle of Man (USD) (1%)
410,000	AngloGold Ashanti Holdings PLC, 8.50%, 7/30/20 (b)	442
Israel (USD) (3%)
445,000	Israel Electric Corp. Ltd., 1.98%, 1/17/18	434
550,000	Israel Electric Corp. Ltd. 144A, 7.25%, 1/15/19 (a)	620
220,000	SUAM Finance BV 144A, 4.88%, 4/17/24 (a)	226
		1,280
Japan (USD) (1%)
350,000	Ymobile Corp. 144A, 8.25%, 4/01/18 (a)	371

Principal or Shares	Security Description	Value (000)

Kazakhstan (USD) (2%)
200,000	Halyk Savings Bank of Kazakhstan JSC 144A, 7.25%, 5/03/17 (a)	$213
240,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/30/43 (a)	235
200,000	KazMunayGas National Co. JSC 144A, 6.00%, 11/07/44 (a)	197
180,000	KazMunayGas National Co. JSC 144A, 9.13%, 7/02/18 (a)	214
		859
Luxembourg (USD) (4%)
240,000	Altice SA 144A, 7.75%, 5/15/22 (a)(b)	253
200,000	Ardagh Finance Holdings SA 144A, 8.63%, 6/15/19 (a)(b)	205
260,000	Atento Luxco 1 SA 144A, 7.38%, 1/29/20 (a)	265
215,000	Gol LuxCo SA 144A, 8.88%, 1/24/22 (a)	212
430,000	Petrobras International Finance Co., 5.38%, 1/27/21	442
270,000	TMK OAO Via TMK Capital SA, 6.75%, 4/03/20 (c)	246
		1,623
Marshall Islands (USD) (1%)
500,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	573
Mexico (MXN) (1%)
3,410,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (a)	244
Mexico (USD) (6%)
270,000	America Movil SAB de CV, 6.13%, 3/30/40	326
340,000	BBVA Bancomer SA/Grand Cayman 144A, 6.01%, 5/17/22 (a)(b)	357
305,000	Cemex SAB de CV 144A, 9.50%, 6/15/18 (a)	342
200,000	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	212
300,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	303
250,000	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	259
200,000	Petroleos Mexicanos, 5.50%, 1/21/21	222
210,000	Petroleos Mexicanos, 5.50%, 6/27/44	220
540,000	Unifin Financiera SA de CV 144A, 6.25%, 7/22/19 (a)	529
		2,770
Morocco (USD) (2%)
200,000	BMCE Bank, 6.25%, 11/27/18	208
660,000	OCP SA 144A, 5.63%, 4/25/24 (a)	694
		902
Netherlands (USD) (5%)
300,000	Ajecorp BV 144A, 6.50%, 5/14/22 (a)	277
490,000	GTB Finance BV 144A, 6.00%, 11/08/18 (a)	486
480,000	Indosat Palapa Co. BV 144A, 7.38%, 7/29/20 (a)	512
290,000	Listrindo Capital BV 144A, 6.95%, 2/21/19 (a)	310
215,000	Lukoil International Finance BV 144A, 6.13%, 11/09/20 (a)	220
240,000	Petrobras Global Finance BV, 3.11%, 3/17/20	243
160,000	Petrobras Global Finance BV, 6.25%, 3/17/24 (b)	171
		2,219

Annual Report	67

Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
Panama (USD) (0%)
220,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd. 144A, 8.38%, 5/10/20 (a)	$232
Paraguay (USD) (1%)
220,000	Banco Regional SAECA 144A, 8.13%, 1/24/19 (a)	240
Peru (USD) (4%)
200,000	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	222
190,000	Banco de Credito del Peru/Panama 144A, 5.38%, 9/16/20 (a)	208
210,000	Banco de Credito del Peru/Panama 144A, 6.13%, 4/24/27 (a)	227
430,000	BBVA Banco Continental SA 144A, 5.25%, 9/22/29 (a)	436
320,000	Scotiabank Peru SA 144A, 4.50%, 12/13/27 (a)	313
320,000	Union Andina de Cementos SAA 144A, 5.88%, 10/30/21 (a)	326
		1,732
Philippines (USD) (1%)
440,000	San Miguel Corp., 4.88%, 4/26/23 (b)	407
Qatar (USD) (1%)
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III 144A, 5.84%, 9/30/27 (a)	285
Russian Federation (USD) (1%)
200,000	Russian Foreign Bond - Eurobond 144A, 4.88%, 9/16/23 (a)	201
200,000	Russian Foreign Bond - Eurobond, 4.88%, 9/16/23 (c)	202
		403
Singapore (USD) (1%)
320,000	Flextronics International Ltd., 4.63%, 2/15/20	326
South Korea (USD) (2%)
260,000	Korea Development Bank, 3.00%, 3/17/19	268
440,000	Korea Hydro & Nuclear Power Co. Ltd. 144A, 2.88%, 10/02/18 (a)	449
		717
Sri Lanka (USD) (1%)
400,000	National Savings Bank 144A, 8.88%, 9/18/18 (a)	456
Sweden (USD) (2%)
420,000	Eileme 2 AB 144A, 11.63%, 1/31/20 (a)	483
480,000	PKO Finance AB 144A, 4.63%, 9/26/22 (a)	505
		988
Turkey (USD) (3%)
550,000	Turkiye Garanti Bankasi AS 144A, 4.00%, 9/13/17 (a)	558
270,000	Turkiye Vakiflar Bankasi Tao 144A, 5.00%, 10/31/18 (a)	277
410,000	Turkiye Vakiflar Bankasi Tao 144A, 5.75%, 4/24/17 (a)	432
		1,267
United Arab Emirates (USD) (3%)
390,000	Abu Dhabi National Energy Co. 144A, 5.88%, 12/13/21 (a)	460
200,000	DP World Ltd. 144A, 6.85%, 7/02/37 (a)	230
270,000	First Gulf Bank PJSC, 3.25%, 1/14/19	279

Principal or Shares	Security Description	Value (000)

200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	$229
		1,198
United Kingdom (USD) (1%)
225,000	HSBC Holdings PLC, 5.63%, 12/29/49 (b)	229
230,000	Vedanta Resources PLC 144A, 9.50%, 7/18/18 (a)(b)	263
		492
United States (USD) (4%)
435,000	Ball Corp., 6.75%, 9/15/20	458
270,000	Cemex Finance LLC 144A, 9.38%, 10/12/22 (a)	313
240,000	Citigroup Inc., 5.80%, 11/29/49	241
410,000	First Cash Financial Services Inc., 6.75%, 4/01/21	428
195,000	Reynolds Group Issuer Inc., 9.88%, 8/15/19	213
200,000	Sprint Capital Corp., 6.90%, 5/01/19	213
		1,866
Virgin Islands (British) (USD) (2%)
350,000	Star Energy Geothermal Wayang Windu Ltd. 144A, 6.13%, 3/27/20 (a)	359
460,000	Yingde Gases Investment Ltd. 144A, 8.13%, 4/22/18 (a)(b)	481
		840
Total Bonds (Cost - $41,616)		42,624
Investment Company (16%)
6,725,392	Payden Cash Reserves Money Market Fund *
	(Cost - $6,725)	6,725
Total (Cost - $48,341) (114%)		49,349
Liabilities in excess of Other Assets (-14%)		(5,948)
Net Assets (100%)		$43,401

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $5,586 and the total market value of the collateral held by the Fund is $5,803. Amount in 000s.
(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (000s)
Assets:
11/18/2014	Mexican Peso (Sell 3,400)	Credit Suisse First Boston International	$—

68	Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,586
Non-cash Collateral[2]	(5,586)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report	69

Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similiarly to its Investor Class.

Portfolio Composition - percent of value

Energy	15%
Consumer Discrectionary	11%
Consumer Staple	10%
Financial	10%
Technology	9%
Other	45%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)

Stocks (99%)
Common Stock (91%)
77,700	AbbVie Inc.	$4,931
265,000	Altria Group Inc.	12,810
88,400	Ameren Corp.	3,743
148,000	Arthur J Gallagher & Co.	7,060
129,200	AT&T Inc.	4,501
139,800	Bank of Hawaii Corp.	8,185
151,400	BioMed Realty Trust Inc.	3,288
151,300	Chesapeake Lodging Trust	4,999
39,400	Chevron Corp.	4,726
190,900	Cisco Systems Inc.	4,671
56,500	CME Group Inc.	4,735
120,000	ConocoPhillips	8,658
94,100	Corrections Corp. of America	3,461
87,300	CVR Energy Inc.	4,241
53,400	Deere & Co. (a)	4,568
166,700	Dow Chemical Co.	8,235
103,800	Duke Energy Corp.	8,527
85,400	EI du Pont de Nemours & Co.	5,905
135,400	Equity Residential	9,418
305,500	Federated Investors Inc.	9,553
400,000	General Electric Co.	10,324
132,200	General Mills Inc.	6,869
163,000	Hasbro Inc.	9,377
202,500	Intel Corp.	6,887
137,000	International Paper Co.	6,935
65,600	Johnson & Johnson	7,070
175,700	JPMorgan Chase & Co.	10,626
80,700	Kimberly-Clark Corp.	9,222
237,900	Kinder Morgan Inc.	9,207
117,700	Kraft Foods Group Inc.	6,632
51,000	Lockheed Martin Corp.	9,719
154,000	Lorillard Inc.	9,471
74,900	LyondellBasell Industries NV	6,863
164,600	Maxim Integrated Products Inc.	4,829
49,600	McDonald’s Corp.	4,649
239,200	Merck & Co. Inc.	13,859
1,194,800	MGM China Holdings Ltd. HKD (b)	3,836

Principal or Shares	Security Description	Value (000)

109,200	Microchip Technology Inc. (a)	$4,708
298,100	Microsoft Corp.	13,996
80,700	ONEOK Inc.	4,757
206,700	Paychex Inc.	9,703
388,600	Pfizer Inc.	11,639
52,300	Philip Morris International Inc.	4,655
38,900	Public Storage	7,171
404,400	Regal Entertainment Group (a)	8,958
163,600	Roche Holding AG - ADR	6,022
39,000	Simon Property Group Inc.	6,989
129,500	Six Flags Entertainment Corp.	5,219
124,300	Southern Co.	5,763
31,800	Targa Resources Corp.	4,091
151,500	Target Corp.	9,366
79,200	Teekay Corp.	4,630
225,200	Verizon Communications Inc.	11,316
142,200	Waste Management Inc.	6,952
156,400	Wells Fargo & Co.	8,303
125,800	Westar Energy Inc.	4,757
181,100	Williams Companies Inc.	10,053
60,900	Wynn Resorts Ltd.	11,572

		423,210

Master Limited Partnerships (4%)
228,400	Enterprise Products Partners LP	8,428
39,600	Magellan Midstream Partners LP	3,242
31,500	MarkWest Energy Partners LP	2,206
122,300	Plains All American Pipeline LP	6,892

		20,768

Preferred Stock (4%)
137,000	DDR Corp.	3,518
95,900	Discover Financial Services	2,462
190,900	Goldman Sachs Group Inc.	4,591
110,900	US Bancorp (a)	3,250
183,900	Wells Fargo & Co. (a)	4,594

		18,415

Total Stocks (Cost - $419,347)		462,393

70	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Investment Company (5%)
21,452,555	Payden Cash Reserves Money Market Fund *
	(Cost - $21,453)	$21,453
Total Investment Company (Cost - $21,453)		21,453
Total (Cost - $440,800) (104%)		483,846
Liabilities in excess of Other Assets (-4%)		(17,147)
Net Assets (100%)		$466,699

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $7,684 and the total market value of the collateral held by the Fund is $7,644. Amount in 000s.
(b)	Principal in foreign currency.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$7,684
Non-cash Collateral	(7,644)

Net Amount	$40

1Theamount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

See notes to financial statements.

Annual Report	71

Statements of Assets & Liabilities

October 31, 2014

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$340,583	$317,057	$827,938
Affiliated investments, at value **	—	20,346	54,773
Repurchase agreements, at value ***	150,000	—	—
Foreign cash ****	—	282	50
Cash	3	2	18
Cash pledged for financial futures contracts	—	—	—
Receivable for:
Interest and dividends	62	789	3,439
Investments sold	—	3	47,897
Fund shares sold	31	7	287
Futures	—	—	48
Forward currency contracts	—	185	170
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	68	—	—
Other assets	60	36	67
Total Assets	490,807	338,707	934,687
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	—	—	—
Investments purchased	—	664	60,629
Fund shares redeemed	3	263	204
Futures	—	—	56
Swaps*****	—	—	—
Distributions payable	3	6	106
Liability for securities on loan (Note 2)	—	18,958	39,978
Accrued expenses:
Investment advisory fees (Note 3)	—	15	168
Administration fees (Note 3)	65	42	129
Distribution fees (Note 3)	—	5	13
Trustee fees and expenses	4	3	8
Other liabilities	66	80	191
Total Liabilities	141	20,036	101,482
NET ASSETS	$490,666	$318,671	$833,205

NET ASSETS:
Paid in capital	$490,670	$325,756	$830,771
Undistributed net investment income (loss)	(3)	19	(106)
Undistributed net realized gains (losses) from investments	(1)	(5,994)	2,963
Net unrealized appreciation (depreciation) from:
Investments	—	(1,286)	(578)
Translation of assets and liabilities in foreign currencies	—	176	155
NET ASSETS	$490,666	$318,671	$833,205

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$490,666	$318,671	$833,205
Shares Outstanding	490,664	33,648	82,101
Net Asset Value Per Share	$ 1.00	$ 9.47	$ 10.15

Institutional Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$340,583	$318,343	$828,762
** Affiliated investments, at cost	—	20,346	54,773
*** Repurchase agreements, at cost	150,000	—	—
**** Foreign cash, at cost	—	285	50
***** Swaps, at cost	—	—	—

See notes to financial statements.

72	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Floating Rate Fund

$123,954	$445,997	$598,566	$68,444	$96,070	$158,267
8,940	3,491	61,682	10,994	8,642	5,993
—	—	—	—	—	—
—	—	—	—	9	—
—	—	1	8	14	—
162	775	—	—	—	—

267	778	3,191	754	660	776
222	19,965	17,397	630	1,159	2,038
—	127	5,517	—	98	16
5	25	46	9	—	—
—	—	304	—	237	—
—	86	—	214	—	—
—	—	—	—	—	—
21	36	54	8	12	44
133,571	471,280	686,758	81,061	106,901	167,134

7	17	—	—	—	—
—	—	212	—	263	—
2,580	165,026	65,121	2,628	7,932	—
7	480	26	3	—	12
—	—	—	19	—	—
—	44	1,900	226	—	—
6	99	—	—	—	—
—	—	20,000	8,467	7,564	555

14	69	139	16	13	46
16	39	74	8	11	21
—	—	—	—	6	12
1	3	5	—	1	1
47	154	100	48	44	62
2,678	165,931	87,577	11,415	15,834	709
$130,893	$305,349	$599,181	$69,646	$91,067	$166,425

$133,386	$323,775	$585,555	$65,815	$91,460	$167,672
(6)	185	—	—	18	26
(2,830)	(24,495)	4,866	1,726	209	565

343	5,884	8,671	2,105	(594)	(1,838)
—	—	89	—	(26)	—
$130,893	$305,349	$599,181	$69,646	$91,067	$166,425

$385	$ 23,876	$ 5,457	—	$ 2,932	$ 40
36	2,402	505	—	294	4
$ 10.68	$9.94	$ 10.80	—	$ 9.98	$ 9.97

$130,508	$281,473	$593,724	$69,646	$55,453	$ 46,586
12,221	28,291	54,894	6,125	5,546	4,673
$ 10.68	$ 9.95	$ 10.82	$ 11.37	$ 10.00	$ 9.97

—	—	—	—	$32,682	$119,799
—	—	—	—	3,273	12,008
—	—	—	—	$ 9.99	$ 9.98

$123,627	$439,840	$587,410	$66,323	$96,664	$160,105
8,940	3,491	62,060	10,994	8,642	5,993
—	—	—	—	—	—
—	—	—	—	9	—
—	(16)	—	(157)	—

See notes to financial statements.

Annual Report	73

Statements of Assets & Liabilities continued

October 31, 2014

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$704,703	$46,090	$138,409
Affiliated investments, at value **	74,968	—	9,807
Foreign cash ***	—	—	82
Cash.	2,714	—	—
Cash pledged for financial futures contracts	871	—	—
Receivable for:
Interest and dividends	11,574	498	651
Investments sold	—	727	6,130
Fund shares sold	97	—	30
Futures	—	—	9
Forward currency contracts	253	—	120
Other assets	105	4	14
Total Assets	795,285	47,319	155,252
LIABILITIES:
Payable for:
Forward currency contracts	179	—	—
Investments purchased	5,611	500	6,253
Fund shares redeemed	264	20	—
Futures	63	—	18
Distributions payable	—	19	—
Liability for securities on loan (Note 2)	50,000	—	8,902
Accrued expenses:
Investment advisory fees (Note 3)	219	12	23
Administration fees (Note 3)	94	6	18
Distribution fees (Note 3)	—	—	2
Trustee fees and expenses	6	—	1
Other liabilities	215	33	70
Total Liabilities	56,651	590	15,287
NET ASSETS	$738,634	$46,729	$139,965

NET ASSETS:
Paid in capital	$692,620	$44,047	$142,608
Undistributed net investment income (loss)	434	(4)	29
Undistributed net realized gains (losses) from investments	26,553	341	(2,167)
Net unrealized appreciation (depreciation) from:
Investments	18,951	2,345	(617)
Translation of assets and liabilities in foreign currencies	76	—	112
NET ASSETS	$738,634	$46,729	$139,965

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	$ 3,968	—	—
Shares Outstanding	560	—	—
Net Asset Value Per Share	$ 7.08	—	—

Investor Class
Net Assets	$734,666	$46,729	$139,965
Shares Outstanding	103,767	4,449	13,857
Net Asset Value Per Share	$ 7.08	$ 10.50	$ 10.10

Institutional Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$686,062	$43,745	$139,017
** Affiliated investments, at cost	74,617	—	9,807
*** Foreign cash, at cost	—	—	83

See notes to financial statements.

74	Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$38,693	$834,142	$165,709	$42,624	$462,393
13,902	56,274	10,394	6,725	21,453
118	3	2,739	—	43
—	15	—	233	—
—	350	70	54	—

348	11,693	3,351	605	967
12	6,187	2,081	243	—
14	51	5	—	450
19	—	—	—	—
296	987	374	—	—
11	54	33	24	46
53,413	909,756	184,756	50,508	485,352

311	—	191	—	—
703	14,446	9,103	1,239	10,622
—	191	—	—	65
4	—	—	—	—
—	—	—	—	9
1,641	42,422	—	5,803	7,644

15	296	87	9	145
6	109	22	6	56
—	—	1	3	13
—	6	1	—	3
54	239	126	47	96
2,734	57,709	9,531	7,107	18,653
$50,679	$852,047	$175,225	$43,401	$466,699

$51,624	$849,614	$210,034	$41,665	$406,490
—	—	—	—	2,036
(338)	(11,264)	(15,995)	728	15,127

(580)	12,724	(18,806)	1,008	43,046
(27)	973	(8)	—	—
$50,679	$852,047	$175,225	$43,401	$466,699

—	$21,574	$ 398	$ 217	$ 4,742
—	1,526	47	21	329
—	$ 14.14	$ 8.47	$ 10.40	$ 14.40

$50,679	$379,923	$174,827	$ 1,522	$275,222
5,733	26,923	20,626	147	19,126
$8.84	$ 14.11	$ 8.48	$ 10.39	$ 14.39

—	$450,550	—	$41,662	—
—	31,951	—	4,005	—
—	$ 14.10	—	$10.40	—

—	—	—	—	$186,735
—	—	—	—	12,978
—	—	—	—	$ 14.39

$38,764	$821,418	$184,522	$41,616	$419,347
14,432	56,274	10,387	6,725	21,453
120	3	2,772	—	43

See notes to financial statements.

Annual Report	75

Statements of Operations

Period ended October 31, 2014

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$442	$3,608	$15,467
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	—	56
Income from securities lending	—	5	29
Other income	—	—	—
Foreign tax withholdings	—	—	(1)
Investment Income	442	3,613	15,551
EXPENSES:
Investment advisory fees (Note 3)	776	875	2,703
Administration fees (Note 3)	776	469	1,448
Shareholder servicing fees	—	114	501
Distribution fees (Note 3)	—	—	—
Custodian fees	42	39	83
Transfer agent fees	50	35	88
Registration and filing fees	38	33	50
Trustee fees and expenses	61	34	109
Printing and mailing costs	25	17	51
Loan commitment fees	—	3	9
Legal fees	11	12	39
Publication expense	13	9	20
Pricing fees	6	45	37
Fund accounting fees	55	35	101
Insurance	29	15	45
Audit fees	33	36	37
Other expenses	—	5	15
Gross Expenses	1,915	1,776	5,336
Expense subsidy (Note 3)	(1,525)	(682)	(702)
Net Expenses	390	1,094	4,634
Net Investment Income	52	2,519	10,917
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	—	385	747
Foreign currency transactions	—	1,327	1,362
Affiliated investments	—	—	60
Futures contracts	—	(28)	(123)
Written option contracts	—	—	326
Swap contracts	—	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	—	(1,710)	(3,490)
Translation of assets and liabilities in foreign currencies	—	56	93
Affiliated investments	—	—	—
Futures contracts	—	5	707
Swap contracts	—	—	—
Net Realized and Unrealized Gains (Losses)	—	35	(318)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 52	$2,554	$10,599

(1)	Fund commenced operations on May 8, 2014.
(2)	Fund commenced operations on November 11, 2013.

See notes to financial statements.

76	Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund(1)	Payden Floating Rate Fund(2)
$1,564	$ 7,240	$16,184	$2,663	$949	$4,566
—	—	191	45	27	—
1	1	2,084	45	—	1
—	—	12	3	5	—
—	—	—	—	—	271
—	—	—	—	—	—
1,565	7,241	18,471	2,756	981	4,838
369	895	1,626	229	180	689
198	497	871	98	49	188
7	250	133	53	—	2
2	66	1	—	1	—
21	56	50	12	10	19
31	67	58	17	13	36
33	43	33	18	25	40
15	35	67	8	2	11
6	13	39	3	34	27
1	—	4	6	—	—
5	10	19	2	16	11
8	26	19	2	1	2
15	29	20	17	6	11
18	30	60	11	6	18
8	23	34	3	—	1
37	39	39	38	40	54
1	4	—	—	6	12
775	2,083	3,073	517	389	1,121
(181)	(360)	—	(93)	(143)	(263)
594	1,723	3,073	424	246	858
971	5,518	15,398	2,332	735	3,980
(168)	1,915	4,291	1,778	11	565
—	—	2,076	(37)	253	—
—	—	332	232	—	—
55	(669)	315	(280)	—	—
—	35	—	—	—	—
—	—	301	11	—	—
1,061	4,134	8,712	1,202	(594)	(1,838)
—	—	191	50	(26)	—
—	—	(124)	41	—	—
16	306	(230)	8	—	—
—	(28)	(1,396)	(69)	—	—
964	5,693	14,468	2,936	(356)	(1,273)
$1,935	$11,211	$29,866	$5,268	$379	$2,707

See notes to financial statements.

Annual Report	77

Statements of Operations continued

Period ended October 31, 2014

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$49,246	$1,237	$2,300
Dividend income	291	—	—
Dividend income from affiliated investment (Note 2)	644	—	7
Income from securities lending	271	—	8
Foreign tax withholdings	—	—	—
Investment Income	50,452	1,237	2,315
EXPENSES:
Investment advisory fees (Note 3)	2,846	137	386
Administration fees (Note 3)	1,223	64	193
Shareholder servicing fees	764	8	87
Distribution fees (Note 3)	11	—	—
Custodian fees	49	4	31
Transfer agent fees	95	16	23
Registration and filing fees	32	2	26
Trustee fees and expenses	93	5	15
Printing and mailing costs	42	2	7
Loan commitment fees	6	—	1
Legal fees	26	2	5
Publication expense	31	2	3
Pricing fees	17	13	45
Fund accounting fees	81	7	18
Insurance	48	3	7
Audit fees	47	37	38
Expenses previously deferred (Note 3)	—	—	—
Other expenses	1	—	2
Gross Expenses	5,412	302	887
Expense subsidy (Note 3)	—	(66)	(178)
Net Expenses	5,412	236	709
Net Investment Income	45,040	1,001	1,606
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	24,001	341	392
Foreign currency transactions	1,518	—	503
Affiliated investments	120	—	8
Futures contracts	1,013	—	53
Written option contracts	—	—	42
Swap contracts	6	—	3
Change in net unrealized appreciation (depreciation) from:
Investments	(27,099)	833	(945)
Translation of assets and liabilities in foreign currencies	75	—	57
Affiliated investments	351	—	—
Futures contracts	(41)	—	58
Swap contracts	—	—	—
Net Realized and Unrealized Gains (Losses)	(56)	1,174	171
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,984	$ 2,175	$1,777

(1)	Fund commenced operations on November 11, 2013.

See notes to financial statements.

78	Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund(1)	Payden Equity Income Fund

$ 891	$ 51,264	$ 13,349	$2,222	$ 14
—	—	—	—	10,847
497	1	15	—	1
1	148	7	13	38
—	—	—	(1)	(26)
1,389	51,413	13,371	2,234	10,874

130	3,818	1,226	338	1,537
65	1,273	306	63	461
57	771	7	—	235
—	42	1	—	12
22	108	150	18	24
18	96	36	33	49
21	81	44	34	28
5	96	26	4	32
2	60	11	20	39
—	7	3	—	3
2	28	7	8	13
1	35	8	2	9
18	21	23	12	5
9	86	26	10	34
2	48	15	—	13
38	45	44	45	43
—	—	26	—	—
2	4	4	3	15
392	6,619	1,963	590	2,552
(88)	(343)	—	(221)	(140)
304	6,276	1,963	369	2,412
1,085	45,137	11,408	1,865	8,462

298	(15,422)	(17,082)	726	11,421
2,170	(2,493)	(1,128)	7	—
(255)	—	—	—	—
(134)	81	(118)	8	1,917
—	—	—	—	(12)
—	(645)	(377)	(31)	—

(615)	31,244	(253)	1,008	24,247
(45)	2,019	(605)	—	—
38	—	7	—	—
37	—	—	—	—
—	215	42	—	—
1,494	14,999	(19,514)	1,718	37,573
$2,579	$ 60,136	$ (8,106)	$3,583	$46,035

See notes to financial statements.

Annual Report	79

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$52	$67	$2,519	$1,553
Net realized gains (losses) on investments	—	1	1,684	(107)
Change in net unrealized appreciation/(depreciation)	—	—	(1,649)	1
Change in Net Assets Resulting from Operations	52	68	2,554	1,447

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(50)	(66)	(2,444)	(1,152)
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Return of capital:
Investor Class	(2)	(1)	—	(579)
Change in Net Assets from Distributions to Shareholders	(52)	(67)	(2,444)	(1,731)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	25,153,180	24,048,383	293,849	270,183
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	11	15	2,311	1,654
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(25,160,942)	(24,075,462)	(235,881)	(255,284)
Change in Net Assets from Capital Transactions	(7,751)	(27,064)	60,279	16,553
Total Change in Net Assets	(7,751)	(27,063)	60,389	16,269

NET ASSETS:
Beginning of period	498,417	525,480	258,282	242,013
End of period	$490,666	$498,417	$318,671	$258,282

Accumulated net investment income/(loss)	$(3)	$(5)	$19	$(19)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	498,415	525,479	27,283	25,525
Shares sold	25,153,180	24,048,383	31,010	28,514
Shares issued in reinvestment of distributions	11	15	244	175
Shares redeemed	(25,160,942)	(24,075,462)	(24,889)	(26,931)
Change in shares outstanding	(7,751)	(27,064)	6,365	1,758
Outstanding shares at end of period	490,664	498,415	33,648	27,283

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	215,081	203,490
Sale of investments (excluding government)	—	—	165,689	198,064
Purchase of government securities	—	—	7,050	116,914
Sale of government securities	—	—	7,496	107,013

(1)	Amount is less than $1,000.

See notes to financial statements.

80	Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2014	2013	2014	2013	2014	2013	2014	2013

$10,917	$8,219	$971	$1,045	$5,518	$10,707	$15,398	$15,675
2,372	1,245	(113)	(828)	1,281	(10,771)	7,315	5,486
(2,690)	(4,700)	1,077	(1,510)	4,412	(17,133)	7,153	(23,836)
10,599	4,764	1,935	(1,293)	11,211	(17,197)	29,866	(2,675)

—	—	(8)	(15)	(1,059)	(1,616)	(9)	(9)
(10,925)	(8,021)	(1,855)	(2,317)	(12,947)	(22,428)	(17,322)	(19,012)

—	—	—	(4)	—	(1,574)	(3)	— (1)
—	—	—	(528)	—	(19,408)	(4,549)	(270)

—	(1,360)	—	(6)	—	—	—	—
(10,925)	(9,381)	(1,863)	(2,870)	(14,006)	(45,026)	(21,883)	(19,291)

—	—	478	938	5,669	12,367	5,239	267
622,667	559,823	22,869	71,640	47,999	119,915	128,102	106,154

—	—	7	19	820	2,683	10	8
9,705	8,076	1,782	2,737	11,691	39,228	21,589	19,089

—	—	(1,305)	(586)	(12,864)	(62,160)	(117)	(301)
(647,707)	(256,225)	(24,839)	(49,642)	(147,214)	(615,736)	(151,604)	(161,328)
(15,335)	311,674	(1,008)	25,106	(93,899)	(503,703)	3,219	(36,111)
(15,661)	307,057	(936)	20,943	(96,694)	(565,926)	11,202	(58,077)

848,866	541,809	131,829	110,886	402,043	967,969	587,979	646,056
$833,205	$848,866	$130,893	$131,829	$305,349	$402,043	$599,181	$587,979

$(106)	$(95)	$(6)	$(6)	$185	$283	$—	$—

—	—	113	78	3,046	7,582	30	32
—	—	45	87	574	1,189	485	25
—	—	1	2	83	258	1	1
—	—	(123)	(54)	(1,301)	(5,983)	(11)	(28)
—	—	(77)	35	(644)	(4,536)	475	(2)
—	—	36	113	2,402	3,046	505	30

83,593	52,974	12,241	10,018	37,149	82,022	55,074	58,365
61,282	54,941	2,144	6,593	4,847	11,449	11,962	9,755
955	792	167	253	1,181	3,779	2,023	1,760
(63,729)	(25,114)	(2,331)	(4,623)	(14,886)	(60,101)	(14,165)	(14,806)
(1,492)	30,619	(20)	2,223	(8,858)	(44,873)	(180)	(3,291)
82,101	83,593	12,221	12,241	28,291	37,149	54,894	55,074

528,216	426,946	762	2,771	237	—	275,291	381,862
425,179	282,116	765	4,651	8,162	1,098	326,836	397,433
17,300	476,788	34,051	73,394	59,886	194,602	28,588	3,031,510
4,426	312,157	32,526	56,266	146,534	686,207	72,178	3,054,300

See notes to financial statements.

Annual Report	81

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund	Payden Floating Rate Bond Fund
	2014	2013	2014(1)	2014(2)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,332	$2,127	$735	$3,980
Net realized gains (losses) on investments	1,704	967	264	565
Change in net unrealized appreciation/(depreciation)	1,232	(2,998)	(620)	(1,838)
Change in Net Assets Resulting from Operations	5,268	96	379	2,707

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(10)	(1)
Investor Class	(2,423)	(2,033)	(485)	(1,357)
Institutional Class	—	—	(277)	(2,596)
Net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(942)	(926)	—	—
Return of capital:
Investor Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(3,365)	(2,959)	(772)	(3,954)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	3,029	40
Investor Class	17,816	42,450	62,830	86,086
Institutional Class	—	—	32,542	142,964
Reinvestment of distributions:
Adviser Class	—	—	10	1
Investor Class	3,340	2,910	465	1,180
Institutional Class	—	—	273	1,723
Cost of fund shares redeemed:
Adviser Class	—	—	(102)	—
Investor Class	(19,692)	(19,477)	(7,587)	(40,404)
Institutional Class	—	—	—	(23,918)
Proceeds from redemption fees (Note 3):
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Change in Net Assets from Capital Transactions	1,464	25,883	91,460	167,672
Total Change in Net Assets	3,367	23,020	91,067	166,425

NET ASSETS:
Beginning of period	66,279	43,259	—	—
End of period	$69,646	$66,279	$91,067	$166,425

Accumulated net investment income/(loss)	$—	$108	$18	$26

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	303	4
Shares issued in reinvestment of distributions	—	—	1	—
Shares redeemed	—	—	(10)	—
Change in shares outstanding	—	—	294	4
Outstanding shares at end of period	—	—	294	4

Investor Class:
Outstanding shares at beginning of period	5,996	3,730	—	—
Shares sold	1,577	3,758	6,255	8,555
Shares issued in reinvestment of distributions	301	259	46	118
Shares redeemed	(1,749)	(1,751)	(755)	(4,000)
Change in shares outstanding	129	2,266	5,546	4,673
Outstanding shares at end of period	6,125	5,996	5,546	4,673

Institutional Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	3,246	14,209
Shares issued in reinvestment of distributions	—	—	27	172
Shares redeemed	—	—	—	(2,373)
Change in shares outstanding	—	—	3,273	12,008
Outstanding shares at end of period	—	—	3,273	12,008

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	65,983	95,671	83,086	179,401
Sale of investments (excluding government)	67,441	72,038	10,189	19,297
Purchase of government securities	—	88,503	5,320	1,800
Sale of government securities	—	93,334	104	2,059

(1)	Fund commenced operations on May 8, 2014.
(2)	Fund commenced operations on November 11, 2013.
(3)	Amount is less than $1,000.

See notes to financial statements.

82	Payden Mutual Funds

Payden High Income Fund		Payden California Municipal Income Fund		Payden Global Low Duration Fund
2014	2013	2014	2013	2014	2013

$45,040	$61,454	$1,001	$1,156	$1,606	$1,251
26,658	24,457	341	248	1,001	(56)
(26,714)	(28,285)	833	(1,613)	(830)	(369)
44,984	57,626	2,175	(209)	1,777	826

(225)	(368)	—	—	—	—
(45,147)	(57,843)	(1,001)	(1,156)	(1,577)	(1,152)
—	—	—	—	—	—

(128)	—	—	—	—	—
(23,951)	—	(246)	(536)	—	—

—	—	—	—	—	(77)
(69,451)	(58,211)	(1,247)	(1,692)	(1,577)	(1,229)

982	4,181	—	—	—	—
114,159	197,006	11,205	8,703	54,242	62,300
—	—	—	—	—	—

346	269	—	—	—	—
51,530	40,464	1,020	1,497	1,446	1,166
—	—	—	—	—	—

(2,118)	(5,367)	—	—	—	—
(299,042)	(467,878)	(9,729)	(14,805)	(28,969)	(20,561)
—	—	—	—	—	—

—	— (3)	—	—	—	—
—	1	—	—	—	—
(134,143)	(231,324)	2,496	(4,605)	26,719	42,905
(158,610)	(231,909)	3,424	(6,506)	26,919	42,502

897,244	1,129,153	43,305	49,811	113,046	70,544
$738,634	$897,244	$46,729	$43,305	$139,965	$113,046

$434	$774	$(4)	$(4)	$29	$—

671	819	—	—	—	—
136	565	—	—	—	—
49	37	—	—	—	—
(296)	(750)	—	—	—	—
(111)	(148)	—	—	—	—
560	671	—	—	—	—

122,531	154,091	4,217	4,684	11,219	6,982
15,878	26,950	1,079	842	5,361	6,160
7,244	5,544	99	144	143	115
(41,886)	(64,054)	(946)	(1,453)	(2,866)	(2,038)
(18,764)	(31,560)	232	(467)	2,638	4,237
103,767	122,531	4,449	4,217	13,857	11,219

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

336,062	248,121	23,016	11,573	96,918	70,407
485,948	466,726	20,593	15,650	67,993	34,738
—	—	—	—	2,970	45,793
—	—	—	—	231	39,991

See notes to financial statements.

Annual Report	83

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Fixed Income Fund		Payden Emerging Markets Bond Fund
	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,085	$1,255	$45,137	$54,051
Net realized gains (losses) on investments	2,079	436	(18,479)	4,053
Change in net unrealized appreciation/(depreciation)	(585)	(1,402)	33,478	(89,391)
Change in Net Assets Resulting from Operations	2,579	289	60,136	(31,287)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(728)	(1,687)
Investor Class	(925)	(403)	(17,826)	(30,825)
Institutional Class	—	—	(19,754)	(23,307)
SI Class	—	—	—	—
Net realized gains from investments:
Adviser Class	—	—	(64)	(482)
Investor Class	—	(773)	(1,570)	(9,337)
Institutional Class	—	—	(1,452)	(7,352)
Return of capital:
Adviser Class	—	—	(122)	—
Investor Class	(133)	—	(2,994)	—
Institutional Class	—	—	(3,318)	—
Change in Net Assets from Distributions to Shareholders	(1,058)	(1,176)	(47,828)	(72,990)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	9,486	25,676
Investor Class	16,570	9,216	104,990	267,756
Institutional Class	—	—	46,594	35,081
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	841	2,050
Investor Class	1,016	1,124	20,914	35,897
Institutional Class	—	—	23,468	29,116
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	(9,071)	(31,444)
Investor Class	(8,349)	(17,753)	(215,070)	(356,114)
Institutional Class	—	—	(25,855)	(73,238)
SI Class	—	—	—	—
Proceeds from redemption fees (Note 3):
Adviser Class	—	—	—	6
Investor Class	—	—	4	73
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	9,237	(7,413)	(43,699)	(65,141)
Total Change in Net Assets	10,758	(8,300)	(31,391)	(169,418)
NET ASSETS:
Beginning of period	39,921	48,221	883,438	1,052,856
End of period	$50,679	$39,921	$852,047	$883,438

Accumulated net investment income/(loss)	$—	$—	$—	$—

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	1,448	1,799
Shares sold	—	—	676	1,669
Shares issued in reinvestment of distributions	—	—	61	137
Shares redeemed	—	—	(659)	(2,157)
Change in shares outstanding	—	—	78	(351)
Outstanding shares at end of period	—	—	1,526	1,448

Investor Class:
Outstanding shares at beginning of period	4,678	5,541	33,423	37,338
Shares sold	1,903	1,058	7,601	18,054
Shares issued in reinvestment of distributions	117	130	1,511	2,421
Shares redeemed	(965)	(2,051)	(15,612)	(24,390)
Change in shares outstanding	1,055	(863)	(6,500)	(3,915)
Outstanding shares at end of period	5,733	4,678	26,923	33,423

Institutional Class:
Outstanding shares at beginning of period	—	—	28,793	29,141
Shares sold	—	—	3,312	2,462
Shares issued in reinvestment of distributions	—	—	1,693	1,968
Shares redeemed	—	—	(1,847)	(4,778)
Change in shares outstanding	—	—	3,158	(348)
Outstanding shares at end of period	—	—	31,951	28,793

(1)	Fund commenced operations on November 11, 2013.
(2)	Amount is less than $1,000.

See notes to financial statements.

84	Payden Mutual Funds

Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund
2014	2013	2014(1)	2014	2013

$ 11,408	$ 11,479	$ 1,865	$ 8,462	$ 8,335
(18,705)	(12,938)	710	13,326	13,192
(809)	(19,088)	1,008	24,247	12,821
(8,106)	(20,547)	3,583	46,035	34,348

—	(7)	(1)	(73)	(149)
—	(7,069)	(416)	(4,643)	(8,501)
—	—	(1,430)	—	—
—	—	—	(912)	—

—	—	—	(37)	—
—	—	—	(1,791)	—
—	—	—	—	—

(20)	(4)	—	—	—
(11,282)	(4,137)	—	—	—
—	—	—	—	—
(11,302)	(11,217)	(1,847)	(7,456)	(8,650)

293	656	256	621	1,228
43,062	196,381	16,431	232,009	110,609
—	—	46,246	—	—
—	—	—	180,071	—

20	10	1	102	138
7,554	8,487	416	6,245	8,324
—	—	261	—	—
—	—	—	912	—

(395)	(116)	(40)	(877)	(1,025)
(104,808)	(43,697)	(16,046)	(206,778)	(101,096)
—	—	(5,860)	—	—
—	—	—	(103)	—

—	—	—	—	— (2)
—	8	—	—	2
—	—	—	—	—
(54,274)	161,729	41,665	212,202	18,180
(73,682)	129,965	43,401	250,781	43,878

248,907	118,942	—	215,918	172,040
$175,225	$248,907	$43,401	$466,699	$215,918

$ —	$ —	$ —	$ 2,036	—

57	2	—	338	312
33	65	25	47	101
2	1	—	8	11
(45)	(11)	(4)	(64)	(86)
(10)	55	21	(9)	26
47	57	21	329	338

26,632	11,609	—	16,746	15,161
4,899	18,828	1,642	16,810	9,228
861	865	41	468	694
(11,766)	(4,670)	(1,536)	(14,898)	(8,337)
(6,006)	15,023	147	2,380	1,585
20,626	26,632	147	19,126	16,746

—	—	—	—	—
—	—	4,544	—	—
—	—	25	—	—
—	—	(564)	—	—
—	—	4,005	—	—
—	—	4,005	—	—

See notes to financial statements.

Annual Report	85

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Fixed Income Fund		Payden Emerging Markets Bond Fund
	2014	2013	2014	2013
SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	31,466	27,251	601,459	925,421
Sale of investments (excluding government)	23,323	30,130	641,390	996,349
Purchase of government securities	—	5,401	—	—
Sale of government securities	—	7,971	—	—

(1)	Fund commenced operations on November 11, 2013.

See notes to financial statements.

86	Payden Mutual Funds

Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund
2014	2013	2014(1)	2014	2013
—	—	—	—	—
—	—	—	12,921	—
—	—	—	64	—
—	—	—	(7)	—
—	—	—	12,978	—
—	—	—	12,978	—

193,904	391,346	79,904	371,706	196,580
237,826	237,294	39,219	157,866	177,387
—	—	—	—	—
—	—	—	—	—

See notes to financial statements.

Annual Report	87

Notes to Financial Statements

October 31, 2014

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report includes seventeen of the Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Cash Reserves Money Market, Strategic Income and High Income Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

88	Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31, 2014. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or

Annual Report	89

Notes to Financial Statements continued

prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statement of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the

90	Payden Mutual Funds

protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity for the Funds were as follows:

	Number of Contracts	Premiums
Low Duration
Options outstanding at October 31, 2013	—	—
Options written	1,885	$325,743
Options expired	(1,885)	(325,743)

Options outstanding at October 31, 2014	—	$—

Annual Report	91

Notes to Financial Statements continued

	Number of Contracts	Premiums
GNMA
Options outstanding at October 31, 2013	—	—
Options written	270	$34,977
Options expired	(270)	(34,977)

Options outstanding at October 31, 2014	—	$—

Global Low Duration
Options outstanding at October 31, 2013	—	—
Options written	443	$44,071
Options closed	(220)	(6,160)
Options expired	(223)	(37,911)

Options outstanding at October 31, 2014	—	$—

Equity Income
Options outstanding at October 31, 2013	—	—
Options written	3,454	$315,554
Options expired	(44)	(16,240)
Options closed	(3,410)	(299,314)

Options outstanding at October 31, 2014	—	$—

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2014 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Interest rate[1]	33	—
Foreign currency[2]	185	—

Total	218	—

Low Duration
Interest rate[1,3]	591	(241)
Foreign currency[2]	170	—

Total	761	(241)

U.S. Government
Interest rate[1,3]	48	—

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
GNMA
Interest rate[3,4]	—	(289)

Core Bond
Interest rate[3,4]	—	(2,108)
Foreign currency[2,5]	304	(212)

Total	304	(2,320)

Corporate Bond
Credit rate risk[4]	—	(226)
Interest rate[3]	78	(25)

Total	78	(251)

Strategic Income
Foreign currency[2,5]	237	(263)

High Income
Interest rate[3]	—	(41)
Foreign currency[2,5]	253	(179)

Total	253	(220)

Global Low Duration
Interest rate[1,3]	68	(63)
Foreign currency[2]	120	—

Total	188	(63)

Global Fixed Income
Interest rate[3]	55	(34)
Foreign currency[2,5]	296	(311)

Total	351	(345)

Emerging Markets Bond
Foreign currency[2]	987	—

Emerging Markets Local Bond
Foreign currency[2,5]	374	(191)

Statement of Assets and Liabilities location:

1	Includes options purchased at value as reported in the Schedule of Investments.
2	Receivable for forward currency contracts.
3	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only last day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable/Payable for futures.
4	Payable for swap contracts.
5	Payable for forward currency contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2014 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$(28)	—	$(21)	—	$(49)
Foreign exchange	—	$1,327	—	—	1,327

Total	(28)	1,327	(21)	—	1,278

92	Payden Mutual Funds

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Low Duration
Equity	—	—	$12	—	$12
Interest rate	$(123)	—	(1,172)	—	(1,295)
Foreign exchange	—	$1,362	—	—	1,362

Total	(123)	1,362	(1,160)	—	79

U.S. Government
Interest rate	55	—	(88)	—	(33)

GNMA
Interest rate	(669)	—	(199)	—	(868)

Core Bond
Interest rate	315	—	—	$301	616
Foreign exchange	—	2,076	—	—	2,076

Total	315	2,076	—	301	2,692

Corporate Bond
Credit	—	—	—	11	11
Interest rate	(280)	—	—	—	(280)
Foreign exchange	—	(37)	—	—	(37)

Total	(280)	(37)	—	11	(306)

Strategic Income
Foreign exchange	—	253	—	—	253

High Income
Credit	—	—	—	6	6
Interest rate	1,013	—	—	—	1,013
Foreign exchange	—	1,518	—	—	1,518

Total	1,013	1,518	—	6	2,537

Global Low Duration
Credit	—	—	—	3	3
Equity	—	—	2	—	2
Interest rate	53	—	(147)	—	(94)
Foreign exchange	—	503	—	—	503

Total	53	503	(145)	3	414

Global Fixed Income
Interest rate	(134)	—	(32)	—	(166)
Foreign exchange	—	2,170	—	—	2,170

Total	(134)	2,170	(32)	—	2,004

Emerging Markets Bond
Interest rate	81	—	—	(645)	(564)
Foreign exchange	—	(2,493)	—	—	(2,493)

Total	81	(2,493)	—	(645)	(3,057)

Emerging Markets Local Bond
Interest rate	(118)	—	—	(377)	(495)
Foreign exchange	—	(1,128)	—	—	(1,128)

Total	(118)	(1,128)	—	(377)	(1,623)

Emerging Markets Corporate Bond
Credit	—	—	—	(31)	(31)
Interest rate	8	—	—	—	8
Foreign exchange	—	7	—	—	7

Total	8	7	—	(31)	(16)

Equity Income
Equity	1,917	—	279	—	2,196
Interest rate	—	—	(76)	—	(76)

Total	$1,917	—	$203	—	$2,120

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
3	Net realized gains (losses) from option contracts.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2014 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Interest rate	$5	—	$26	—	$31
Foreign exchange	—	$56	—	—	56

Total	5	56	26	—	87

Low Duration
Interest rate	707	—	178	—	885
Foreign exchange	—	93	—	—	93

Total	707	93	178	—	978

U.S. Government
Interest rate	16	—	41	—	57

GNMA
Interest rate	306	—	129	$(28)	407

Core Bond
Interest rate	(230)	—	—	(1,396)	(1,626)
Foreign exchange	—	192	—	—	192

Total	(230)	192	—	(1,396)	(1,434)

Corporate Bond
Credit	—	—	—	(69)	(69)
Interest rate	8	—	—	—	8
Foreign exchange	—	50	—	—	50

Total	8	50	—	(69)	(11)

Strategic Income
Foreign exchange	—	(26)	—	—	(26)

High Income
Interest rate	(41)	—	—	—	(41)
Foreign exchange	—	75	—	—	75

Total	(41)	75	—	—	34

Global Low Duration
Interest rate	58	—	24	—	82
Foreign exchange	—	57	—	—	57

Total	58	57	24	—	139

Global Fixed Income
Interest rate	37	—	23	—	60
Foreign exchange	—	(45)	—	—	(45)

Total	37	(45)	23	—	15

Annual Report	93

Notes to Financial Statements continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Emerging Markets Bond
Interest rate	—	—	—	$215	$215
Foreign exchange	—	$2,019	—	—	2,019

Total	—	2,019	—	215	2,234

Emerging Markets Local Bond
Interest rate	—	—	—	42	42
Foreign exchange	—	(605)	—	—	(605)

Total	—	(605)	—	42	(563)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
7	Change in net unrealized appreciation (depreciation) from option contracts.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2014 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	8%	0%	3%	0%
Low Duration	3%	0%	11%	0%
U.S. Government	0%	0%	10%	0%
GNMA	0%	0%	25%	0%
Core Bond	14%	0%	11%	0%
Corporate Bond	0%	0%	21%	0%
Strategic Income	6%	0%	0%	0%
High Income	7%	0%	3%	0%
Global Low Duration	10%	0%	13%	0%
Global Fixed Income	92%	0%	34%	0%
Emerging Markets Bond	6%	0%	4%	0%
Emerging Markets Local Bond	15%	0%	7%	0%
Emerging Markets Corporate Bond	1%	1%	4%	0%
Equity Income	0%	0%	0%	1%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

94	Payden Mutual Funds

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2014, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Purchased Call Options[1]	$6	—
Purchased Put Options[1]	27	—
Forward Currency Contracts	185	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	218	—

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(56)	—

Total derivative assets and liabilities subject to a MNA	$162	—

	Assets	Liabilities
Low Duration
Derivative Financial Instruments:
Futures Contracts	$48	$56
Purchased Call Options[1]	18	—
Purchased Put Options[1]	86	—
Forward Currency Contracts	170	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	322	56

Derivatives not subject to a MNA	(187)	(56)

Total derivative assets and liabilities subject to a MNA	$135	—

U.S. Government
Derivative Financial Instruments:
Futures Contracts	$5	—
Purchased Call Options[1]	5	—
Purchased Put Options[1]	27	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	37	—

Derivatives not subject to a MNA	(37)	—

Total derivative assets and liabilities subject to a MNA	—	—

GNMA
Derivative Financial Instruments:
Swaps	—	$44
Futures Contracts	$25	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	25	44

Derivatives not subject to a MNA	(25)	(44)

Total derivative assets and liabilities subject to a MNA	—	—

Core Bond
Derivative Financial Instruments:
Swaps	—	$1,900
Futures Contracts	$46	—
Forward Currency Contracts	304	212

Total derivative assets and liabilities in the Statements of Assets and Liabilities	350	2,112

Derivatives not subject to a MNA	(46)	—

Total derivative assets and liabilities subject to a MNA	$304	$2,112

Corporate Bond
Derivative Financial Instruments:
Swaps	—	$226
Futures Contracts	$9	19

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9	245

Derivatives not subject to a MNA	(9)	(245)

Total derivative assets and liabilities subject to a MNA	—	—

Annual Report	95

Notes to Financial Statements continued

	Assets	Liabilities
Strategic Income
Derivative Financial Instruments:
Forward Currency Contracts	$237	$263

Total derivative assets and liabilities in the Statements of Assets and Liabilities	237	263

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$237	$263

High Income
Derivative Financial Instruments:
Futures Contracts	—	$63
Forward Currency Contracts	$253	179

Total derivative assets and liabilities in the Statements of Assets and Liabilities	253	242

Derivatives not subject to a MNA	—	(63)

Total derivative assets and liabilities subject to a MNA	$253	$179

Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$9	$18
Purchased Call Options[1]	2	—
Purchased Put Options[1]	12	—
Forward Currency Contracts	120	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	143	18

Derivatives not subject to a MNA	(36)	(18)

Total derivative assets and liabilities subject to a MNA	$107	—

	Assets	Liabilities
Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$19	$4
Forward Currency Contracts	296	311

Total derivative assets and liabilities in the Statements of Assets and Liabilities	315	315

Derivatives not subject to a MNA	(41)	(4)

Total derivative assets and liabilities subject to a MNA	$274	$311

Emerging Market Bond
Derivative Financial Instruments:
Forward Currency Contracts	$987	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	987	—

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$987	—

Emerging Market Local Bond
Derivative Financial Instruments:
Forward Currency Contracts	$374	$191

Total derivative assets and liabilities in the Statements of Assets and Liabilities	374	191

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$374	$191

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2014 (000s):

Limited Maturity
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$87	—	—	—	$87
HSBC Bank USA, N.A.	1	—	—	—	1
Royal Bank of Canada	46	—	—	—	46
The Royal Bank of Scotland PLC	28	—	—	—	28

Total	$162	—	—	—	$162

Low Duration
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Royal Bank of Canada	$58	—	—	—	$58
The Royal Bank of Scotland PLC	77	—	—	—	77

Total	$135	—	—	—	$135

96	Payden Mutual Funds

Core Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received[2]	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank USA, N.A.	$220	—	$(81)	—	$139
State Street Bank & Trust Co	84	—	—	—	84

Total	$304	—	(81)	—	$223

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$2,112	—	$(2,071)	—	$41

Strategic Income
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[5]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$66	$(66)	—	—	—
HSBC Bank USA, N.A.	55	(36)	—	—	$19
Royal Bank of Canada	66	(11)	—	—	55
State Street Bank & Trust Co	50	(50)	—	—	—

Total	$237	$(163)	—	—	$74

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[5]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$126	$(66)	—	—	$60
HSBC Bank USA, N.A.	36	(36)	—	—	—
Royal Bank of Canada	11	(11)	—	—	—
State Street Bank & Trust Co	90	(50)	—	—	40

Total	$263	$(163)	—	—	$100

High Income
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[1]
HSBC Bank USA, N.A.	$183	—	—	$(60)	$123
State Street Bank & Trust Co	70	—	—	—	70

Total	$253	—	—	$(60)	$193

Annual Report	97

Notes to Financial Statements continued

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$179	—	—	—	$179

Global Low Duration
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$44	—	—	—	$44
Credit Suisse First Boston International	31	—	—	—	31
Royal Bank of Canada	19		—	—	19
The Royal Bank of Scotland PLC	13	—	—	—	13

Total	$107	—	—	—	$107

Global Fixed Income
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[5]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$162	$(73)	—	—	$89
HSBC Bank USA, N.A.	60	—	—	—	60
Royal Bank of Canada	17	(17)	—	—	—
State Street Bank & Trust Co.	35	—	—	—	35

Total	$274	$(90)	—	—	$184

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[5]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$73	$(73)	—	—	—
Royal Bank of Canada	194	(17)	—	—	$177
The Royal Bank of Scotland PLC	44	—	—	—	44

Total	$311	$(90)	—	—	$221

Emerging Markets Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$715	—	$(513)	—	$202
HSBC Bank USA, N.A.	272	—	—	$(270)	2

Total	$987	—	$(513)	$(270)	$204

98	Payden Mutual Funds

Emerging Markets Local Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[5]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$299	$(5)	—	—	$294
HSBC Bank USA, N.A.	56	(56)	—	—	—
UBS AG	19	—	—	—	19

Total	$374	$(61)	—	—	$313

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[5]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]

Barclays Bank PLC	$5	$(5)	—	—	—
HSBC Bank USA, N.A. Securities	110	(56)	—	—	$54
State Street Bank & Trust Co.	76	—	—	—	76

Total	$191	$(61)	—	—	$130

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
3	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
4	Net amount represents the net amount payable from the counterparty in the event of default.
5	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statement of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the

Annual Report	99

Notes to Financial Statements continued

collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in

Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2014, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2014, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2013	Purchases	Sales	Dividends	Value October 31, 2014
Investments in Cash Reserves Money Market Fund
Limited Maturity	$11,776,596	$957,056,281	$948,486,513	$378	$20,346,364
Low Duration	56,359,271	1,921,788,617	1,923,375,145	785	54,772,743
U.S. Government	13,219,416	2,521,185,375	2,525,464,728	1,015	8,940,063
GNMA	12,015,585	1,469,666,200	1,478,191,176	577	3,490,609
Core Bond	48,026,287	2,621,013,957	2,645,255,558	1,048	23,784,686
Corporate Bond	6,804,149	386,462,933	382,273,093	149	10,993,989
Strategic Income	—	934,616,887	925,975,029	368	8,641,858

100	Payden Mutual Funds

Fund	Value October 31, 2013	Purchases	Sales	Dividends	Value October 31, 2014
Floating Rate	—	$2,719,963,400	$2,713,970,255	$1,097	$5,993,145
High Income	$17,945,680	3,246,568,022	3,203,866,496	1,288	60,647,206
Global Low Duration	9,432,877	318,097,268	317,722,681	127	9,807,464
Global Fixed Income	1,144,165	202,779,327	200,864,150	77	3,059,342
Emerging Markets Bond	67,828,175	2,805,406,487	2,816,960,554	1,095	56,274,108
Emerging Markets Local Bond	2,825,551	686,098,386	682,437,456	337	6,486,481
Emerging Markets Corporate Bond	—	314,351,828	307,626,436	116	6,725,392
Equity Income	12,187,392	1,428,361,041	1,419,095,878	566	21,452,555
Investments in High Income Fund — Investor Class
Core Bond	$839,655	—	$805,053	$42,583	—
Global Fixed Income	3,232,534	$1,480,488	—	199,413	$4,613,834
Investments in Equity Income Fund — Investor Class
Corporate Bond	$3,238,389	—	$3,510,279	$44,560	—
Investments in Floating Rate Fund — Institutional Class
Core Bond	—	$15,250,000	—	$402,668	$15,191,272
Global Low Duration	—	1,000,000	$1,008,000	7,350	—
High Income	—	20,000,000	15,150,000	248,294	4,960,298
Low Duration	—	7,500,000	7,560,000	55,125	—
Investments in Floating Rate Fund — Investor Class
Global Fixed Income	—	$1,000,000	—	$5,707	$993,028
Investments in Emerging Markets Bond Fund — Institutional Class
Core Bond	$13,103,976	—	$13,226,796	$642,445	—
Global Fixed Income	4,944,886	$380,000	890,000	236,704	$4,468,516
Investments in Emerging Markets Corporate Bond Fund — Institutional Class
Core Bond	—	$18,000,000	$1,500,000	$760,531	$17,227,177
High Income	—	9,000,000	—	394,110	9,360,000
Emerging Markets Local Bond	—	3,900,000	—	14,653	3,907,515
Investments in Emerging Markets Local Bond Fund — Investor Class
Core Bond	$6,028,059	—	—	$234,920	$5,478,879
Global Fixed Income	1,651,248	—	$739,000	32,543	767,004

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations.

Redemption Fee

Prior to February 28, 2014, the High Income, Emerging Markets Bond, Emerging Markets Local Bond and the Equity

Income Funds employed a redemption fee on shareholders payable to the Funds equal to 2% of the value of shares redeemed if the shares are held less than thirty days. The fees were added to paid in capital and are disclosed in the Statements of Changes in Net Assets.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject

Annual Report	101

Notes to Financial Statements continued

to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $30 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, it is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
							FY 2012	FY 2013	FY 2014
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	$1,390,864	$1,269,683	$1,525,458
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.35%	141,239	393,598	682,077
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.47%	95,580	237,852	701,944
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	25,902	258,015	180,662
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	1,193,435	1,238,187	360,087
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	n/a	—	—	—
Corporate Bond.	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	101,306	103,973	93,484
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.80%	—	—	142,838
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	—	—	263,494
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.55%	53,979	51,157	65,834
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.55%	32,693	101,433	177,907
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	97,132	106,512	87,672
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	145,490	293,712	342,910
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	—	—	—
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	—	—	221,119
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	146,208	152,607	140,470

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2015 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

102	Payden Mutual Funds

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, High Income, Floating Rate, Emerging Markets Bond, Emerging Markets Local Bond, Emerging Markets Corporate Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or Institutional classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the year ended October 31, 2014 the Payden Core Bond Fund entered into a purchase/sale transaction with an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act in the amount of $865,787.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$150,000	—	—	—	$150,000
U.S. Government	—	—	274,791	—	—	—	274,791
U.S. Treasury	—	—	25,000	—	—	—	25,000
Commercial Paper	—	—	37,079	—	—	—	37,079
Investment Company	$3,713	—	—	—	—	—	3,713

Annual Report	103

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Asset Backed	—	—	$60,700	—	—	—	$60,700
Bank Loans	—	—	3,946	—	—	—	3,946
Corporate Bond	—	—	161,824	—	—	—	161,824
Foreign Government	—	—	5,343	—	—	—	5,343
Mortgage Backed	—	—	32,829	—	—	—	32,829
Municipal	—	—	2,363	—	—	—	2,363
U.S. Government	—	—	50,019	—	—	—	50,019
Options Purchased	$33	—	—	—	—	—	33
Investment Company	20,346	—	—	—	—	—	20,346

Low Duration
Asset Backed	—	—	81,051	—	—	—	81,051
Bank Loans	—	—	20,472	—	—	—	20,472
Corporate Bond	—	—	537,875	—	—	—	537,875
Foreign Government	—	—	3,746	—	—	—	3,746
Mortgage Backed	—	—	73,111	—	—	—	73,111
Municipal	—	—	5,622	—	—	—	5,622
U.S. Government	—	—	105,957	—	—	—	105,957
Options Purchased	104	—	—	—	—	—	104
Investment Company	54,773	—	—	—	—	—	54,773

U.S. Government
Mortgage Backed	—	—	99,100	—	—	—	99,100
U.S. Government	—	—	24,822	—	—	—	24,822
Options Purchased	32	—	—	—	—	—	32
Investment Company	8,940	—	—	—	—	—	8,940

GNMA
Mortgage Backed	—	—	433,347	—	—	—	433,347
U.S. Government	—	—	12,650	—	—	—	12,650
Investment Company	3,491	—	—	—	—	—	3,491

Core Bond
Asset Backed	—	—	35,837	—	—	—	35,837
Corporate Bond	—	—	265,768	—	—	—	265,768
Mortgage Backed	—	—	169,534	—	—	—	169,534
Municipal	—	—	6,200	—	—	—	6,200
U.S. Government	—	—	121,227	—	—	—	121,227
Investment Company	61,682	—	—	—	—	—	61,682

104	Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Corporate Bond
Asset Backed	—	—	$653	—	—		$653
Bank Loans	—	—	201	—	—	—	201
Corporate Bond	—	—	62,724	—	—	—	62,724
Foreign Government	—	—	759	—	—	—	759
Municipal	—	—	512	—	—	—	512
U.S. Government	—	—	3,595	—	—	—	3,595
Investment Company	$10,994	—	—	—	—	—	10,994

Strategic Income
Asset Backed	—	—	4,228	—	—	—	4,228
Bank Loans	—	—	8,403	—	—	—	8,403
Corporate Bond	—	—	43,523	—	—	—	43,523
Foreign Government	—	—	7,516	—	—	—	7,516
Mortgage Backed	—	—	16,928	—	—	—	16,928
Municipal	—	—	271	—	—	—	271
U.S. Government	—	—	13,313	—	—	—	13,313
Common Stock	648	—	—	—	—	—	648
Master Limited Partnership	641	—	—	—	—	—	641
Preferred Stock	599	—	—	—	—	—	599
Investment Company	8,642	—	—	—	—	—	8,642

Floating Rate
Asset Backed	—	—	9,926	—	—	—	9,926
Bank Loans	—	—	136,992	—	—	—	136,992
Corporate Bond	—	—	10,715	—	—	—	10,715
Mortgage Backed	—	—	634	—	—	—	634
Investment Company	5,993	—	—	—	—	—	5,993

High Income
Bank Loans	—	—	3,763	—	—	—	3,763
Corporate Bonds	—	—	685,775	—	—	—	685,775
Common Stock	4,824	—	—	—	—	—	4,824
Master Limited Partnership	4,494	—	—	—	—	—	4,494
Preferred Stock	5,847	—	—	—	—	—	5,847
Investment Company	74,968	—	—	—	—	—	74,968

California Municipal Income
Municipal	—	—	45,929	—	—	—	45,929
Investment Company	161	—	—	—	—	—	161

Annual Report	105

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Low Duration
Asset Backed	—	—	$13,192	—	—	—	$13,192
Bank Loans	—	—	2,561	—	—	—	2,561
Corporate Bond	—	—	85,672	—	—	—	85,672
Foreign Government	—	—	10,258	—	—	—	10,258
Mortgage Backed	—	—	9,438	—	—	—	9,438
Municipal	—	—	581	—	—	—	581
U.S. Government	—	—	16,693	—	—	—	16,693
Options Purchased	$14	—	—	—	—	—	14
Investment Company	9,807	—	—	—	—	—	9,807

Global Fixed Income
Asset Backed	—	—	271	—	—		271
Corporate Bond	—	—	16,447	—	—	—	16,447
Foreign Government	—	—	16,316	—	—	—	16,316
Mortgage Backed	—	—	640	—	—	—	640
U.S. Government	—	—	5,019	—	—	—	5,019
Investment Company	13,902	—	—	—	—	—	13,902

Emerging Markets Bond
Corporate Bond	—	—	381,687	—	—	—	381,687
Foreign Government	—	—	452,455	—	—	—	452,455
Investment Company	56,274	—	—	—	—	—	56,274

Emerging Markets Local Bond
Corporate Bond	—	—	31,534	—	—	—	31,534
Foreign Government	—	—	134,175	—	—	—	134,175
Investment Company	10,394	—	—	—	—	—	10,394

Emerging Markets Corporate Bond
Corporate Bond	—	—	41,553	—	—	—	41,553
Foreign Government	—	—	1,071	—	—	—	1,071
Investment Company	6,725	—	—	—	—	—	6,725

Equity Income
Common Stock	423,210	—	—	—	—	—	423,210
Master Limited Partnership	20,768	—	—	—	—	—	20,768
Preferred Stock	18,415	—	—	—	—	—	18,415
Investment Company	21,453	—	—	—	—	—	21,453

106	Payden Mutual Funds

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$185	—	—	—	$185

Low Duration
Forward currency contracts	—	—	170	—	—	—	170
Futures	$487	$(241)	—	—	—	—	246

U.S Government
Futures	16	—	—	—	—	—	16

GNMA
Futures	—	(245)	—	—	—	—	(245)
Swaps	—	—	—	$(44)	—	—	(44)

Core Bond
Forward currency contracts	—	—	304	(212)	—	—	92
Futures	—	(208)	—	—	—	—	(208)
Swaps	—	—	—	(1,900)	—	—	(1,900)

Corporate Bond
Futures	78	(25)	—	—	—	—	53
Swaps	—	—	—	(226)	—	—	(226)

Strategic Income
Forward currency contracts	—	—	237	(263)	—	—	(26)

High Income
Forward currency contracts	—	—	253	(179)	—	—	74
Futures	—	(41)	—	—	—	—	(41)

Global Low Duration
Forward currency contracts	—	—	120	—	—	—	120
Futures	54	(63)	—	—	—	—	(9)

Global Fixed Income
Forward currency contracts	—	—	296	(311)	—	—	(15)
Futures	55	(34)	—	—	—	—	21

Annual Report	107

Notes to Financial Statements continued

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Emerging Markets Bond
Forward currency contracts	—	—	$987	—	—	—	$987

Emerging Markets Local Bond
Forward currency contracts	—	—	374	$(191)	—	—	183

1	Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2014, primarily attributable to foreign currency gains/losses, and adjustments due to investments in partnerships, mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
Limited Maturity	$(37)	$37	-
Low Duration	(3)	3	-
U.S. Government	892	(892)	-
GNMA	8,390	(8,390)	-
Core Bond	1,933	(1,933)	-
Corporate Bond	(17)	17	-
Strategic Income	55	(55)	-

	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
High Income	$(7)	$7	-
Global Fixed Income	(160)	160	-
Emerging Markets Bond	(6,829)	6,829	-
Emerging Markets Local Bond	(11,408)	11,537	$(129)
Emerging Markets Corporate
Bond	(18)	18	-
Equity Income	(798)	809	(11)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2014: Limited Maturity ($1,817), Global Low Duration ($1,162) and Global Fixed Income ($2,230).

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

108	Payden Mutual Funds

At October 31, 2014 the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Expires 2016	Expires 2017	Expires 2018	Expires 2019	Unlimited*	Total
Cash Reserve Money Market	-	-	$1	-	-	$1
Limited Maturity	$2,793	$2,201	287	$527	-	5,808
U.S. Government	-	-	-	-	$2,813	2,813
GNMA	-	-	-	-	26,766	26,766
Global Low Duration	-	-	2,055	-	-	2,055
Global Fixed Income	-	-	-	384	-	384
Emerging Markets Bond	-	-	-	-	9,610	9,610
Emerging Markets Local Bond	-	-	-	-	15,230	15,230

* Post-enactment carryforward losses.

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2013				2014
	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserve Money Market	-	$66	-	$1	-	$50	-	$2
Limited Maturity	-	1,152	-	579	-	2,444	-	-
Low Duration	-	7,502	$519	1,360	-	10,925	-	-
U.S. Government	-	2,374	491	6	-	1,863	-	-
GNMA	-	42,673	2,354	-	-	14,006	-	-
Core Bond	-	17,910	1,381	-	-	17,331	$4,552	-
Corporate Bond	-	2,451	508	-	-	2,423	942	-
Strategic Income	-	-	-	-	-	772	-	-
Floating Rate	-	-	-	-	-	3,954	-	-
High Income	-	58,211	-	-	-	45,372	24,079	-
California Municipal Income	$1,153	215	324	-	$1,001	-	246	-
Global Low Duration	-	1,151	-	77	-	1,577	-	-
Global Fixed Income	-	403	-	773	-	925	-	133
Emerging Markets Bond	-	51,060	21,930	-	-	38,308	3,086	6,434
Emerging Markets Local Bond	-	7,076	-	4,141	-	-	-	11,302
Emerging Markets Corporate Bond	-	-	-	-	-	1,847	-	-
Equity Income	-	6,557	2,094	-	-	5,312	2,144	-

At October 31, 2014, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$490,583	—	—	—
Limited Maturity	338,689	$1,344	$(2,630)	$(1,286)
Low Duration	883,558	4,894	(5,741)	(847)
U.S. Government	132,568	636	(310)	326
GNMA	441,305	9,831	(1,648)	8,183
Core Bond	649,377	14,710	(3,839)	10,871
Corporate Bond	77,334	2,337	(233)	2,104
Strategic Income	105,300	656	(1,244)	(588)

Annual Report	109

Notes to Financial Statements continued

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Floating Rate	$166,100	$179	$(2,019)	$(1,840)
High Income	760,679	26,992	(8,000)	18,992
California Municipal Income	43,745	2,352	(7)	2,345
Global Low Duration	148,824	830	(1,438)	(608)
Global Fixed Income	53,178	1,677	(2,260)	(583)
Emerging Markets Bond	878,360	30,307	(18,251)	12,056
Emerging Markets Local Bond	195,331	2,749	(21,977)	(19,228)
Emerging Markets Corporate Bond	48,341	1,165	(157)	1,008
Equity Income	440,009	44,734	(897)	43,837

  At October 31, 2014, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	-	-	$(1)	$(3)	-	$(4)
Limited Maturity	$25	-	(5,808)	(6)	$(1,296)	(7,085)
Low Duration	284	$3,119	-	(106)	(863)	2,434
U.S. Government	1	-	(2,813)	(6)	325	(2,493)
GNMA	283	-	(26,766)	(99)	8,156	(18,426)
Core Bond	809	3,697	-	-	9,120	13,626
Corporate Bond	1,018	762	-	-	2,051	3,831
Strategic Income Fund	59	138	-	-	(590)	(393)
Floating Rate Fund	593	-	-	-	(1,840)	(1,247)
High Income	2,674	24,349	-	-	18,991	46,014
California Municipal Income	40	316	-	(19)	2,345	2,682
Global Low Duration	29	-	(2,055)	-	(617)	(2,643)
Global Fixed Income	-	-	(384)	-	(561)	(945)
Emerging Markets Bond	-	-	(9,610)	-	12,043	2,433
Emerging Markets Local Bond	-	-	(15,230)	-	(19,579)	(34,809)
Emerging Markets Corporate Bond	705	23	-	-	1,008	1,736
Equity Income	4,584	11,797	-	(9)	43,837	60,209

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends ($000s)	Exempt Interest Dividends Per Share
California Municipal Income	1,001	0.24

7. Fund Termination

On June 17, 2014, the Board of Trustees of the Group voted to close the Payden Tax Exempt Bond Fund. On July 22, 2014, the Fund closed and assets were distributed in cash.

8. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

110	Payden Mutual Funds

Financial Highlights

For the share outstanding for the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2014	2013	2012	2011		2010
Net asset value — beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment activities:
Net investment income	0.00 (1)	0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00 (1)	0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)

Total from investment activities	0.00	0.00	0.00	0.00		0.00

Distributions to shareholders:
From net investment income	0.00 (1)	0.00 (1)	0.00 (1)	(0.00	)(1)	(0.00	)(1)
Return of capital	0.00 (1)	0.00 (1)	—	—		(0.00	)(1)

Total distributions to shareholders	0.00	0.00	0.00	0.00		0.00

Net asset value — end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total return	0.01%	0.01%	0.02%	0.02%		0.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$490,666	$498,417	$525,480	$746,719		$591,869
Ratio of gross expense to average net assets	0.37%	0.37%	0.38%	0.37%		0.38%
Ratio of net expense to average net assets	0.08%	0.10%	0.15%	0.14%		0.23%
Ratio of investment income less gross expenses to average net assets	(0.28)%	(0.26)%	(0.21)%	(0.20)%		(0.12)%
Ratio of net investment income to average net assets	0.01%	0.01%	0.02%	0.02%		0.03%
Portfolio turnover rate	n/a	n/a	n/a	n/a		n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2014		2013		2012	2011	2010
Net asset value — beginning of period	$9.47		$9.48		$9.39	$9.45	$9.37

Income (loss) from investment activities:
Net investment income	0.07		0.05		0.06	0.08	0.07
Net realized and unrealized gains (losses)	(0.00	)(1)	(0.00	)(1)	0.10	(0.05)	0.09

Total from investment activities	0.07		0.05		0.16	0.03	0.16

Distributions to shareholders:
From net investment income	(0.07)		(0.04)		(0.07)	(0.09)	(0.08)
Return of capital	—		(0.02)		—	—	(0.00	)(1)

Total distributions to shareholders	(0.07)		(0.06)		(0.07)	(0.09)	(0.08)

Net asset value — end of period	$9.47		$9.47		$9.48	$9.39	$9.45

Total return	0.78%		0.56%		1.66%	0.27%	1.71%

Ratios/supplemental data:
Net assets, end of period (000s)	$318,671		$258,282		$242,013	$216,493	$158,433
Ratio of gross expense to average net assets	0.57%		0.55%		0.56%	0.57%	0.61%
Ratio of net expense to average net assets	0.35%		0.40%		0.50%	0.50%	0.52%
Ratio of investment income less gross expenses to average net assets	0.59%		0.44%		0.56%	0.72%	0.65%
Ratio of net investment income to average net assets	0.81%		0.59%		0.62%	0.79%	0.74%
Portfolio turnover rate	59%		124%		98%	75%	78%

The Fund commenced operations on May 1, 1994.

(1)	Amount is less than $0.005

See notes to financial statements.

Annual Report	111

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Low Duration Fund
	2014		2013		2012	2011	2010
Net asset value — beginning of period	$10.15		$10.23		$10.01	$10.23	$10.11

Income (loss) from investment activities:
Net investment income	0.12		0.14		0.18	0.24	0.21
Net realized and unrealized gains (losses)	(0.00	)(1)	(0.07)		0.23	(0.20)	0.20

Total from investment activities	0.12		0.07		0.41	0.04	0.41

Distributions to shareholders:
From net investment income	(0.12)		(0.13)		(0.19)	(0.24)	(0.25)
From net realized gains	—		—		—	(0.02)	(0.04)
Return of capital	—		(0.02)		—	—	—

Total distributions to shareholders	(0.12)		(0.15)		(0.19)	(0.26)	(0.29)

Net asset value — end of period	$10.15		$10.15		$10.23	$10.01	$10.23

Total return	1.14%		0.68%		4.13%	0.46%	4.10%

Ratios/supplemental data:
Net assets, end of period (000s)	$833,205		$848,866		$541,809	$462,491	$540,606
Ratio of gross expense to average net assets	0.55%		0.55%		0.55%	0.56%	0.59%
Ratio of net expense to average net assets	0.48%		0.51%		0.54%	0.53%	0.54%
Ratio of investment income less gross expenses to average net assets	1.06%		1.22%		1.74%	2.34%	2.22%
Ratio of net investment income to average net assets	1.13%		1.26%		1.75%	2.37%	2.27%
Portfolio turnover rate	45%		90%		97%	74%	52%

The Fund commenced operations on January 1, 1994.

	Payden U.S. Government Fund - Adviser Class
	2014		2013		2012	2011	2010
Net asset value — beginning of period	$10.67		$10.99		$11.12	$11.30	$11.17

Income (loss) from investment activities:
Net investment income	0.05	(2)	0.07		0.08	0.13	0.13
Net realized and unrealized gains (losses)	0.08		(0.18)		0.16	(0.06)	0.26

Total from investment activities	0.13		(0.11)		0.24	0.07	0.39

Distributions to shareholders:
From net investment income	(0.12)		(0.16)		(0.16)	(0.15)	(0.13)
From net realized gains	—		(0.05)		(0.21)	(0.10)	(0.13)
Return of capital	—		(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.12)		(0.21)		(0.37)	(0.25)	(0.26)

Net asset value — end of period	$10.68		$10.67		$10.99	$11.12	$11.30

Total return	1.27%		(1.01)%		2.16%	0.65%	3.50	%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$385		$1,205		$860	$707	$434
Ratio of gross expense to average net assets	0.84%		0.84%		0.90%	0.89%	0.90	%(4)
Ratio of net expense to average net assets	0.70%		0.70%		0.86%	0.85%	0.86	%(4)
Ratio of investment income less gross expenses to average net assets	0.35%		0.42%		0.66%	1.10%	1.29	%(4)
Ratio of net investment income to average net assets	0.49%		0.56%		0.70%	1.14%	1.33	%(4)
Portfolio turnover rate	27%		43%		79%	76%	99	%(3)

The Class commenced operations on November 2, 2009.

(1)	Amount is less than $0.005
(2)	Based on average shares outstanding.
(3)	Not annualized
(4)	Annualized

See notes to financial statements.

112	Payden Mutual Funds

	Payden U.S. Government Fund - Investor Class
	2014	2013		2012	2011	2010
Net asset value — beginning of period	$10.67	$10.98		$11.12	$11.29	$11.17

Income (loss) from investment activities:
Net investment income	0.08 (1)	0.08		0.12	0.15	0.20
Net realized and unrealized gains (losses)	0.08	(0.15)		0.13	(0.04)	0.27

Total from investment activities	0.16	(0.07)		0.25	0.11	0.47

Distributions to shareholders:
From net investment income	(0.15)	(0.19)		(0.18)	(0.18)	(0.22)
From net realized gains	—	(0.05)		(0.21)	(0.10)	(0.13)
Return of capital	—	(0.00	)(2)	—	—	—

Total distributions to shareholders	(0.15)	(0.24)		(0.39)	(0.28)	(0.35)

Net asset value — end of period	$10.68	$10.67		$10.98	$11.12	$11.29

Total return	1.52%	(0.67)%		2.32%	(0.99)%	4.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,508	$130,624		$110,026	$63,988	$110,543
Ratio of gross expense to average net assets	0.59%	0.58%		0.64%	0.63%	0.66%
Ratio of net expense to average net assets	0.45%	0.45%		0.61%	0.60%	0.60%
Ratio of investment income less gross expenses to average net assets	0.60%	0.66%		0.90%	1.41%	1.71%
Ratio of net investment income to average net assets	0.74%	0.79%		0.93%	1.44%	1.77%
Portfolio turnover rate	27%	43%		79%	76%	99%

The Fund commenced operations on January 1, 1995.

	Payden GNMA Fund - Adviser Class
	2014	2013		2012	2011	2010
Net asset value — beginning of period	$10.00	$10.80		$10.66	$10.56	$10.29

Income (loss) from investment activities:
Net investment income	0.11	0.03		0.14	0.27	0.41
Net realized and unrealized gains (losses)	0.22	(0.25)		0.33	0.30	0.31

Total from investment activities	0.33	(0.22)		0.47	0.57	0.72

Distributions to shareholders:
From net investment income	(0.39)	(0.34)		(0.33)	(0.42)	(0.45)
From net realized gains	—	(0.24)		—	(0.05)	—

Total distributions to shareholders	(0.39)	(0.58)		(0.33)	(0.47)	(0.45)

Net asset value — end of period	$9.94	$10.00		$10.80	$10.66	$10.56

Total return	3.43%	(1.96)%		4.41%	5.73%	7.03	%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$23,876	$30,450		$81,860	$52,700	$21,169
Ratio of gross expense to average net assets	0.85%	0.93%		0.88%	0.86%	0.94	%(4)
Ratio of net expense to average net assets	0.75%	0.75%		0.75%	0.75%	0.76	%(4)
Ratio of investment income less gross expenses to average net assets	1.33%	1.13%		1.24%	1.92%	1.97	%(4)
Ratio of net investment income to average net assets	1.44%	1.31%		1.37%	2.03%	2.15	%(4)
Portfolio turnover rate	12%	19%		27%	23%	20	%(3)

The Class commenced operations on November 2, 2009.

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005
(3)	Not annualized
(4)	Annualized

See notes to financial statements.

Annual Report	113

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden GNMA Fund - Investor Class
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$10.00	$10.80		$10.67		$10.56	$10.30

Income (loss) from investment activities:
Net investment income	0.15	0.05		0.17		0.26	0.28
Net realized and unrealized gains (losses)	0.22	(0.24)		0.32		0.35	0.48

Total from investment activities	0.37	(0.19)		0.49		0.61	0.76

Distributions to shareholders:
From net investment income	(0.42)	(0.37)		(0.36)		(0.45)	(0.50)
From net realized gains	—	(0.24)		—		(0.05)	—

Total distributions to shareholders	(0.42)	(0.61)		(0.36)		(0.50)	(0.50)

Net asset value — end of period	$9.95	$10.00		$10.80		$10.67	$10.56

Total return	3.79%	(1.80)%		4.77%		5.99%	7.62%

Ratios/supplemental data:
Net assets, end of period (000s)	$281,473	$371,593		$886,109		$776,547	$743,446
Ratio of gross expense to average net assets	0.61%	0.68%		0.63%		0.62%	0.69%
Ratio of net expense to average net assets	0.50%	0.50%		0.50%		0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.58%	1.38%		1.50%		2.17%	2.24%
Ratio of net investment income to average net assets	1.68%	1.56%		1.63%		2.29%	2.43%
Portfolio turnover rate	12%	19%		27%		23%	20%

The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund - Adviser Class
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$10.65	$11.04		$10.52		$10.66	$10.30

Income (loss) from investment activities:
Net investment income	0.26 (1)	0.26	(1)	0.91		0.36	0.29
Net realized and unrealized gains (losses)	0.27	(0.31)		—		(0.13)	0.41

Total from investment activities	0.53	(0.05)		0.91		0.23	0.70

Distributions to shareholders:
From net investment income	(0.29)	(0.33)		(0.39)		(0.37)	(0.30)
From net realized gains	(0.09)	(0.01)		—		—	—
Return of capital	—	—		—		—	(0.04)

Total distributions to shareholders	(0.38)	(0.34)		(0.39)		(0.37)	(0.34)

Net asset value — end of period	$10.80	$10.65		$11.04		$10.52	$10.66

Total return	5.06%	(0.54)%		8.81%		2.30%	6.84	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$5,457	$321		$356		$39,848	$32,610
Ratio of gross expense to average net assets	0.78%	0.78%		0.77%		0.78%	0.83	%(3)
Ratio of net expense to average net assets	0.78%	0.78%		0.77%		0.78%	0.83	%(3)
Ratio of investment income less gross expenses to average net assets	2.40%	2.41%		3.00%		3.43%	3.20	%(3)
Ratio of net investment income to average net assets	2.40%	2.41%		3.00%		3.43%	3.20	%(3)
Portfolio turnover rate	49%	511	%(4)	464	%(5)	118%	119	%(2)

The Class commenced operations on November 2, 2009.

(1)	Based on average shares outstanding.
(2)	Not annualized
(3)	Annualized
(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.
(5)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

See notes to financial statements.

114	Payden Mutual Funds

	Payden Core Bond Fund - Investor Class
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$10.67	$11.06		$10.54		$10.68	$10.31

Income (loss) from investment activities:
Net investment income	0.28 (1)	0.29	(1)	0.33		0.38	0.37
Net realized and unrealized gains (losses)	0.28	(0.32)		0.60		(0.13)	0.40

Total from investment activities	0.56	(0.03)		0.93		0.25	0.77

Distributions to shareholders:
From net investment income	(0.32)	(0.35)		(0.41)		(0.39)	(0.36)
From net realized gains	(0.09)	(0.01)		—		—	—
Return of capital	—	—		—		—	(0.04)

Total distributions to shareholders	(0.41)	(0.36)		(0.41)		(0.39)	(0.40)

Net asset value — end of period	$10.82	$10.67		$11.06		$10.54	$10.68

Total return	5.34%	(0.28)%		9.06%		2.45%	7.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$593,724	$587,658		$645,700		$580,774	$539,531
Ratio of gross expense to average net assets	0.53%	0.52%		0.53%		0.53%	0.59%
Ratio of net expense to average net assets	0.53%	0.52%		0.53%		0.53%	0.59%
Ratio of investment income less gross expenses to average net assets	2.65%	2.66%		3.13%		3.64%	3.52%
Ratio of net investment income to average net assets	2.65%	2.66%		3.13%		3.64%	3.52%
Portfolio turnover rate	49%	511	%(2)	464%		118%	119%

The Fund commenced operations on January 1, 1994.

	Payden Corporate Bond Fund
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$11.05	$11.60		$11.33		$11.85	$11.24

Income (loss) from investment activities:
Net investment income	0.39	0.38		0.45		0.51	0.54
Net realized and unrealized gains (losses)	0.50	(0.36)		0.75		(0.12)	0.71

Total from investment activities	0.89	0.02		1.20		0.39	1.25

Distributions to shareholders:
From net investment income	(0.41)	(0.37)		(0.45)		(0.51)	(0.54)
From net realized gains	(0.16)	(0.20)		(0.48)		(0.40)	(0.10)

Total distributions to shareholders	(0.57)	(0.57)		(0.93)		(0.91)	(0.64)

Net asset value — end of period	$11.37	$11.05		$11.60		$11.33	$11.85

Total return	8.31%	0.17%		11.39%		3.71%	11.49%

Ratios/supplemental data:
Net assets, end of period (000s)	$69,646	$66,279		$43,259		$38,559	$47,385
Ratio of gross expense to average net assets	0.79%	0.82%		0.91%		0.96%	0.95%
Ratio of net expense to average net assets	0.65%	0.65%		0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.42%	3.29%		3.77%		4.21%	4.42%
Ratio of net investment income to average net assets	3.56%	3.46%		4.03%		4.52%	4.72%
Portfolio turnover rate	104%	273	%(3)(4)	487	%(4)(5)	87%	71%

The Fund commenced operations on March 12, 2009.

(1)	Based on average shares outstanding.
(2)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.
(3)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.
(4)	Not annualized
(5)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 56%.

See notes to financial statements.

Annual Report	115

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Strategic Income Fund — Adviser Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.08
Net realized and unrealized losses	(0.01)

Total from investment activities	0.07

Distributions to shareholders:
From net investment income	(0.09)

Net asset value — end of period	$9.98

Total return	0.73	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$2,932
Ratio of gross expense to average net assets	1.40	%(2)
Ratio of net expense to average net assets	1.05	%(2)
Ratio of investment income less gross expenses to average net assets	1.89	%(2)
Ratio of net investment income to average net assets	2.19	%(2)
Portfolio turnover rate	17	%(1)

The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund — Investor Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.09
Net realized and unrealized losses	(0.00	)(3)

Total from investment activities	0.09

Distributions to shareholders:
From net investment income	(0.09)

Net asset value — end of period	$10.00

Total return	0.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$55,453
Ratio of gross expense to average net assets	1.20	%(2)
Ratio of net expense to average net assets	0.80	%(2)
Ratio of investment income less gross expenses to average net assets	1.79	%(2)
Ratio of net investment income to average net assets	2.19	%(2)
Portfolio turnover rate	17	%(1)

The Fund commenced operations on May 8, 2014.

(1)	Not annualized
(2)	Annualized
(3)	Amount is less than $0.005

See notes to financial statements.

116	Payden Mutual Funds

	Payden Strategic Income Fund — Institutional Class
	2014
Net asset value — beginning of period	$10.00
Income from investment activities:
Net investment income	0.09
Net realized and unrealized losses	(0.00	)(1)

Total from investment activities	0.09

Distributions to shareholders:
From net investment income	(0.10)

Net asset value — end of period	$9.99

Total return	0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$32,682
Ratio of gross expense to average net assets	1.17	%(3)
Ratio of net expense to average net assets	0.65	%(3)
Ratio of investment income less gross expenses to average net assets	1.87	%(3)
Ratio of net investment income to average net assets	2.39	%(3)
Portfolio turnover rate	17	%(2)

The Fund commenced operations on May 8, 2014.

	Payden Floating Rate Fund — Adviser Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.24
Net realized and unrealized gains	(0.03)

Total from investment activities	0.21

Distributions to shareholders:
From net investment income	(0.24)

Net asset value — end of period	$9.97

Total return	2.15	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$40
Ratio of gross expense to average net assets	1.14	%(3)
Ratio of net expense to average net assets	0.99	%(3)
Ratio of investment income less gross expenses to average net assets	2.77	%(3)
Ratio of net investment income to average net assets	2.92	%(3)
Portfolio turnover rate	18	%(2)

The Class commenced operations on November 11, 2013.

(1)	Amount is less than $0.005
(2)	Not annualized
(3)	Annualized

See notes to financial statements.

Annual Report	117

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Floating Rate Fund — Investor Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.27
Net realized and unrealized gains	(0.03)

Total from investment activities	0.24

Distributions to shareholders:
From net investment income	(0.27)

Net asset value — end of period	$9.97

Total return	2.39	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$46,586
Ratio of gross expense to average net assets	0.90	%(2)
Ratio of net expense to average net assets	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	3.03	%(2)
Ratio of net investment income to average net assets	3.17	%(2)
Portfolio turnover rate	18	%(1)

The Class commenced operations on November 11, 2013.

	Payden Floating Rate Fund — Institutional Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.28
Net realized and unrealized gains	(0.02)

Total from investment activities	0.26

Distributions to shareholders:
From net investment income	(0.28)

Net asset value — end of period	$9.98

Total return	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$119,799
Ratio of gross expense to average net assets	0.89	%(2)
Ratio of net expense to average net assets	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.93	%(2)
Ratio of net investment income to average net assets	3.18	%(2)
Portfolio turnover rate	18	%(1)

The Class commenced operations on November 11, 2013.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

118	Payden Mutual Funds

	Payden High Income Fund - Adviser Class
	2014		2013	2012	2011	2010
Net asset value — beginning of period	$7.28		$7.29	$7.05	$7.32	$6.82

Income (loss) from investment activities:
Net investment income	0.39		0.46	0.46	0.49	0.44
Net realized and unrealized gains (losses)	(0.01)		(0.06)	0.37	(0.24)	0.53

Total from investment activities	0.38		0.40	0.83	0.25	0.97

Distributions to shareholders:
From net investment income	(0.38)		(0.41)	(0.48)	(0.51)	(0.47)
From net realized gains	(0.20)		—	(0.09)	(0.01)	—
Return of capital	—		—	(0.02)	—	—

Total distributions to shareholders	(0.58)		(0.41)	(0.59)	(0.52)	(0.47)

Proceeds from redemption fees	—		—	—	—	0.00	(1)

Net asset value — end of period	$7.08		$7.28	$7.29	$7.05	$7.32

Total return	5.45%		5.56%	12.38%	3.51%	14.77	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$3,968		$4,884	$5,974	$4,492	$469
Ratio of gross expense to average net assets	0.91%		0.91%	0.89%	0.92%	0.94	%(3)
Ratio of net expense to average net assets	0.91%		0.91%	0.89%	0.92%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	5.29%		5.79%	6.41%	6.93%	7.03	%(3)
Ratio of net investment income to average net assets	5.29%		5.79%	6.41%	6.93%	7.03	%(3)
Portfolio turnover rate	42%		25%	24%	38%	22	%(2)
The Class commenced operations on November 2, 2009.
	Payden High Income Fund - Investor Class
	2014		2013	2012	2011	2010
Net asset value — beginning of period	$7.28		$7.29	$7.05	$7.31	$6.83

Income (loss) from investment activities:
Net investment income	0.40		0.44	0.48	0.52	0.53
Net realized and unrealized gains (losses)	(0.00	)(1)	(0.03)	0.37	(0.24)	0.47

Total from investment activities	0.40		0.41	0.85	0.28	1.00

Distributions to shareholders:
From net investment income	(0.40)		(0.42)	(0.49)	(0.53)	(0.52)
From net realized gains	(0.20)		—	(0.09)	(0.01)	—
Return of capital	—		—	(0.03)	—	—

Total distributions to shareholders	(0.60)		(0.42)	(0.61)	(0.54)	(0.52)

Proceeds from redemption fees	—		—	—	0.00 (1)	—

Net asset value — end of period	$7.08		$7.28	$7.29	$7.05	$7.31

Total return	5.75%		5.82%	12.69%	3.89%	15.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$734,666		$892,360	$1,123,179	$1,024,553	$1,038,664
Ratio of gross expense to average net assets	0.66%		0.66%	0.64%	0.66%	0.70%
Ratio of net expense to average net assets	0.66%		0.66%	0.64%	0.66%	0.70%
Ratio of investment income less gross expenses to average net assets	5.54%		6.05%	6.70%	7.20%	7.69%
Ratio of net investment income to average net assets	5.54%		6.05%	6.70%	7.20%	7.69%
Portfolio turnover rate	42%		25%	24%	38%	22%

The Fund commenced operations on December 30, 1997.

(1)	Amount is less than $0.005
(2)	Not annualized
(3)	Annualized

See notes to financial statements.

Annual Report	119

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden California Municipal Income Fund
	2014	2013	2012	2011	2010
Net asset value — beginning of period	$10.27	$10.63	$10.11	$10.36	$10.10

Income (loss) from investment activities:
Net investment income	0.24	0.25	0.26	0.28	0.31
Net realized and unrealized gains (losses)	0.29	(0.24)	0.52	(0.05)	0.31

Total from investment activities	0.53	0.01	0.78	0.23	0.62

Distributions to shareholders:
From net investment income	(0.24)	(0.25)	(0.26)	(0.28)	(0.31)
From net realized gains	(0.06)	(0.12)	—	(0.20)	(0.05)

Total distributions to shareholders	(0.30)	(0.37)	(0.26)	(0.48)	(0.36)

Net asset value — end of period	$10.50	$10.27	$10.63	$10.11	$10.36

Total return	5.27%	0.02%	7.73%	2.41%	6.27%

Ratios/supplemental data:
Net assets, end of period (000s)	$46,729	$43,305	$49,811	$44,265	$46,580
Ratio of gross expense to average net assets	0.70%	0.66%	0.67%	0.67%	0.68%
Ratio of net expense to average net assets	0.55%	0.55%	0.56%	0.55%	0.56%
Ratio of investment income less gross expenses to average net assets	2.18%	2.26%	2.32%	2.64%	2.90%
Ratio of net investment income to average net assets	2.33%	2.37%	2.43%	2.76%	3.02%
Portfolio turnover rate	48%	24%	25%	30%	51%
The Fund commenced operations on December 17, 1998.
	Payden Global Low Duration Fund
	2014	2013	2012	2011	2010
Net asset value — beginning of period	$10.08	$10.10	$9.88	$10.16	$9.89

Income (loss) from investment activities:
Net investment income	0.12	0.14	0.21	0.19	0.25
Net realized and unrealized gains (losses)	0.02	(0.02)	0.33	(0.20)	0.25

Total from investment activities	0.14	0.12	0.54	(0.01)	0.50

Distributions to shareholders:
From net investment income	(0.12)	(0.13)	(0.32)	(0.27)	(0.23)
Return of capital	—	(0.01)	—	—	(0.00	)(1)

Total distributions to shareholders	(0.12)	(0.14)	(0.32)	(0.27)	(0.23)

Net asset value — end of period	$10.10	$10.08	$10.10	$9.88	$10.16

Total return	1.43%	1.19%	5.59%	(0.10)%	5.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$139,965	$113,046	$70,544	$73,021	$69,331
Ratio of gross expense to average net assets	0.69%	0.71%	0.76%	0.70%	0.81%
Ratio of net expense to average net assets	0.55%	0.60%	0.71%	0.70%	0.74%
Ratio of investment income less gross expenses to average net assets	1.11%	1.29%	2.00%	2.04%	2.42%
Ratio of net investment income to average net assets	1.25%	1.41%	2.05%	2.04%	2.49%
Portfolio turnover rate	54%	84%	79%	142%	68%

The Fund commenced operations on September 18, 1996.

(1)	Amount is less than $0.005

See notes to financial statements.

120	Payden Mutual Funds

	Payden Global Fixed Income Fund
	2014	2013	2012	2011	2010
Net asset value — beginning of period	$8.53	$8.70	$8.71	$9.02	$8.78

Income (loss) from investment activities:
Net investment income	0.21	0.25	0.45	0.36	0.32
Net realized and unrealized gains (losses)	0.31	(0.19)	0.25	(0.30)	0.34

Total from investment activities	0.52	0.06	0.70	0.06	0.66

Distributions to shareholders:
From net investment income	(0.18)	(0.08)	(0.71)	(0.37)	(0.42)
Return of capital	(0.03)	(0.15)	—	—	—

Total distributions to shareholders	(0.21)	(0.23)	(0.71)	(0.37)	(0.42)

Net asset value — end of period	$8.84	$8.53	$8.70	$8.71	$9.02

Total return	6.20%	0.69%	8.54%	0.71%	7.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$50,679	$39,921	$48,221	$66,592	$76,436
Ratio of gross expense to average net assets	0.90%	0.94%	0.92%	0.84%	0.86%
Ratio of net expense to average net assets	0.70%	0.71%	0.72%	0.70%	0.73%
Ratio of investment income less gross expenses to average net assets	2.30%	2.57%	3.45%	3.91%	3.42%
Ratio of net investment income to average net assets	2.50%	2.81%	3.65%	4.05%	3.55%
Portfolio turnover rate	55%	75%	100%	82%	136%
The Fund commenced operations on September 1, 1992.
	Payden Emerging Markets Bond Fund - Adviser Class
	2014	2013	2012	2011	2010
Net asset value — beginning of period	$13.90	$15.45	$14.45	$14.87	$13.24

Income (loss) from investment activities:
Net investment income	0.70	0.76	0.78	0.78	0.68
Net realized and unrealized gains (losses)	0.29	(1.27)	1.33	(0.39)	1.63

Total from investment activities	0.99	(0.51)	2.11	0.39	2.31

Distributions to shareholders:
From net investment income	(0.60)	(0.79)	(0.82)	(0.80)	(0.68)
From net realized gains	(0.05)	(0.25)	(0.29)	(0.01)	—
Return of capital	(0.10)	—	—	—	—

Total distributions to shareholders	(0.75)	(1.04)	(1.11)	(0.81)	(0.68)

Net asset value — end of period	$14.14	$13.90	$15.45	$14.45	$14.87

Total return	7.32%	(3.54)%	15.49%	2.77%	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$21,574	$20,133	$27,784	$27,159	$10,534
Ratio of gross expense to average net assets	1.03%	1.01%	1.02%	1.09%	1.17	%(2)
Ratio of net expense to average net assets	1.03%	1.01%	1.02%	1.09%	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.03%	5.14%	5.33%	5.80%	5.27	%(2)
Ratio of net investment income to average net assets	5.03%	5.14%	5.33%	5.80%	5.28	%(2)
Portfolio turnover rate	73%	95%	74%	85%	49	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

Annual Report	121

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Bond Fund - Investor Class
	2014	2013	2012		2011	2010
Net asset value — beginning of period	$13.88	$15.42	$14.42		$14.85	$13.24

Income (loss) from investment activities:
Net investment income	0.75	0.79	0.82		0.86	0.81
Net realized and unrealized gains (losses)	0.26	(1.26)	1.33		(0.45)	1.56

Total from investment activities	1.01	(0.47)	2.15		0.41	2.37

Distributions to shareholders:
From net investment income	(0.63)	(0.82)	(0.86)		(0.83)	(0.76)
From net realized gains	(0.05)	(0.25)	(0.29)		(0.01)	—
Return of capital	(0.10)	—	—		—	—

Total distributions to shareholders	(0.78)	(1.07)	(1.15)		(0.84)	(0.76)

Proceeds from redemption fees	—	—	—		0.00 (1)	0.00 (1)

Net asset value — end of period	$14.11	$13.88	$15.42		$14.42	$14.85

Total return	7.53%	(3.25)%	15.80%		2.95%	18.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$379,923	$463,873	$575,777		$620,106	$432,682
Ratio of gross expense to average net assets	0.78%	0.76%	0.78%		0.85%	0.92%
Ratio of net expense to average net assets	0.78%	0.76%	0.78%		0.85%	0.87%
Ratio of investment income less gross expenses to average net assets	5.29%	5.39%	5.62%		6.07%	5.91%
Ratio of net investment income to average net assets	5.29%	5.39%	5.62%		6.07%	5.96%
Portfolio turnover rate	73%	95%	74%		85%	49%
The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund - Institutional Class
	2014	2013	2012
Net asset value — beginning of period	$13.87	$15.42	$14.47

Income from investment activities:
Net investment income	0.74	0.81	0.44
Net realized and unrealized gains	0.28	(1.27)	0.99

Total from investment activities	1.02	(0.46)	1.43

Distributions to shareholders:
From net investment income	(0.64)	(0.84)	(0.48)
From net realized gains	(0.05)	(0.25)	—
Return of capital	(0.10)	—	—

Total distributions to shareholders	(0.79)	(1.09)	(0.48)

Net asset value — end of period	$14.10	$13.87	$15.42

Total return	7.64%	(3.23)%	10.04	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$450,550	$399,432	$449,295
Ratio of gross expense to average net assets	0.77%	0.76%	0.76	%(3)
Ratio of net expense to average net assets	0.69%	0.69%	0.69	%(3)
Ratio of investment income less gross expenses to average net assets	5.28%	5.40%	5.30	%(3)
Ratio of net investment income to average net assets	5.35%	5.47%	5.37	%(3)
Portfolio turnover rate	73%	95%	74%

The Class commenced operations on April 9, 2012.

(1)	Amount is less than $0.005
(2)	Not annualized
(3)	Annualized

See notes to financial statements.

122	Payden Mutual Funds

	Payden Emerging Markets Local Bond Fund - Adviser Class
	2014	2013	2012
Net asset value — beginning of period	$9.32	$10.24	$10.00

Income from investment activities:
Net investment income	0.49	0.30	0.56
Net realized and unrealized gains	(0.87)	(0.74)	0.14

Total from investment activities	(0.38)	(0.44)	0.70

Distributions to shareholders:
From net investment income	—	(0.31)	(0.37)
Return of capital	(0.47)	(0.17)	(0.09)

Total distributions to shareholders	(0.47)	(0.48)	(0.46)

Net asset value — end of period	$8.47	$9.32	$10.24

Total return	(4.09)%	(4.45)%	7.26	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$398	$530	$21
Ratio of gross expense to average net assets	1.21%	1.16%	1.35	%(2)
Ratio of net expense to average net assets	1.21%	1.16%	1.24	%(2)
Ratio of investment income less gross expenses to average net assets	5.34%	5.07%	4.71	%(2)
Ratio of net investment income to average net assets	5.34%	5.07%	4.82	%(2)
Portfolio turnover rate	99%	114%	91	%(1)
The Fund commenced operations November 2, 2011.
	Payden Emerging Markets Local Bond Fund - Investor Class
	2014	2013	2012
Net asset value — beginning of period	$9.33	$10.24	$10.00

Income from investment activities:
Net investment income	0.51	0.52	0.49
Net realized and unrealized gains	(0.86)	(0.92)	0.24

Total from investment activities	(0.35)	(0.40)	0.73

Distributions to shareholders:
From net investment income	—	(0.32)	(0.40)
Return of capital	(0.50)	(0.19)	(0.09)

Total distributions to shareholders	(0.50)	(0.51)	(0.49)

Net asset value — end of period	$8.48	$9.33	$10.24

Total return	(3.84)%	(4.12)%	7.58	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$174,827	$248,377	$118,921
Ratio of gross expense to average net assets	0.96%	0.91%	1.07	%(2)
Ratio of net expense to average net assets	0.96%	0.91%	0.99	%(2)
Ratio of investment income less gross expenses to average net assets	5.59%	5.27%	5.14	%(2)
Ratio of net investment income to average net assets	5.59%	5.27%	5.22	%(2)
Portfolio turnover rate	99%	114%	91	%(1)

The Fund commenced operations on November 2, 2011.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

Annual Report	123

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Emerging Markets Corporate Bond Fund — Adviser Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.39
Net realized and unrealized gains	0.41

Total from investment activities	0.80

Distributions to shareholders:
From net investment income	(0.40)

Net asset value — end of period	$10.40

Total return	8.17	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$217
Ratio of gross expense to average net assets	1.63	%(2)
Ratio of net expense to average net assets	1.20	%(2)
Ratio of investment income less gross expenses to average net assets	3.61	%(2)
Ratio of net investment income to average net assets	4.04	%(2)
Portfolio turnover rate	100	%(1)

The Class commenced operations on November 11, 2013.

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.64
Net realized and unrealized gains	0.18

Total from investment activities	0.82

Distributions to shareholders:
From net investment income	(0.43)

Net asset value — end of period	$10.39

Total return	8.31	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,522
Ratio of gross expense to average net assets	1.42	%(2)
Ratio of net expense to average net assets	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	3.90	%(2)
Ratio of net investment income to average net assets	4.37	%(2)
Portfolio turnover rate	100	%(1)

The Class commenced operations on November 11, 2013.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

124	Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — Institutional Class
	2014
Net asset value — beginning of period	$10.00

Income from investment activities:
Net investment income	0.44
Net realized and unrealized gains	0.40

Total from investment activities	0.84

Distributions to shareholders:
From net investment income	(0.44)

Net asset value — end of period	$10.40

Total return	8.52	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$41,662
Ratio of gross expense to average net assets	1.39	%(2)
Ratio of net expense to average net assets	0.85	%(2)
Ratio of investment income less gross expenses to average net assets	3.89	%(2)
Ratio of net investment income to average net assets	4.43	%(2)
Portfolio turnover rate	100	%(1)
The Class commenced operations on November 11, 2013.
	Payden Equity Income Fund - Adviser Class
	2014		2013	2012
Net asset value — beginning of period	$12.64		$11.12	$10.13

Income from investment activities:
Net investment income	0.36		0.45	0.43
Net realized and unrealized gains	1.72		1.54	1.02

Total from investment activities	2.08		1.99	1.45

Distributions to shareholders:
From net investment income	(0.21)		(0.47)	(0.46)
From net realized gains	(0.11)		—	—

Total distributions to shareholders	(0.32)		(0.47)	(0.46)

Net asset value — end of period	$14.40		$12.64	$11.12

Total return	16.66%		18.20%	14.46	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,742		$4,274	$3,468
Ratio of gross expense to average net assets	1.08%		1.13%	1.18	%(2)
Ratio of net expense to average net assets	1.05%		1.05%	1.06	%(2)
Ratio of investment income less gross expenses to average net assets	2.52%		3.68%	4.32	%(2)
Ratio of net investment income to average net assets	2.55%		3.76%	4.44	%(2)
Portfolio turnover rate	51%		86%	182%

The Class commenced operations on December 1, 2011.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

Annual Report	125

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Payden Equity Income Fund - Investor Class
	2014		2013	2012	2011	2010
Net asset value — beginning of period	$12.64		$11.12	$10.11	$8.91	$8.17

Income from investment activities:
Net investment income	0.38		0.48	0.48	0.38	0.14
Net realized and unrealized gains	1.72		1.54	1.05	1.25	0.74

Total from investment activities	2.10		2.02	1.53	1.63	0.88

Distributions to shareholders:
From net investment income	(0.24)		(0.50)	(0.52)	(0.43)	(0.14)
From net realized gains	(0.11)		—	—	—	—

Total distributions to shareholders	(0.35)		(0.50)	(0.52)	(0.43)	(0.14)

Net asset value — end of period	$14.39		$12.64	$11.12	$10.11	$8.91

Total return	16.88%		18.51%	15.40%	18.46%	10.89%

Ratios/supplemental data:
Net assets, end of period (000s)	$275,222		$211,644	$168,572	$63,832	$27,035
Ratio of gross expense to average net assets	0.83%		0.87%	0.93%	0.95%	1.03%
Ratio of net expense to average net assets	0.80%		0.80%	0.80%	0.80%	0.85%
Ratio of investment income less gross expenses to average net assets	2.74%		3.91%	4.48%	4.03%	1.32%
Ratio of net investment income to average net assets	2.77%		3.99%	4.61%	4.18%	1.50%
Portfolio turnover rate	51%		86%	182%	167%	72%
The Fund commenced operations on November 1, 1996.
	Payden Equity Income Fund — SI Class
	2014
Net asset value — beginning of period	$13.92

Income from investment activities:
Net investment income	0.09
Net realized and unrealized gains	0.46

Total from investment activities	0.55

Distributions to shareholders:
From net investment income	(0.08)

Net asset value — end of period	$14.39

Total return	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$186,735
Ratio of gross expense to average net assets	0.83	%(2)
Ratio of net expense to average net assets	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.48	%(2)
Ratio of net investment income to average net assets	2.64	%(2)
Portfolio turnover rate	51%

The Class commenced operations on August 1, 2014.

(1)	Not annualized
(2)	Annualized

See notes to financial statements.

126	Payden Mutual Funds

Report of Independent Registered Public Accounting Firm

 To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, seventeen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), as of October 31, 2014, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds referred to above constituting The Payden & Rygel Investment Group as of October 31, 2014, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 22, 2014

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Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2014. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2014	Value October 31, 2014	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.10	0.00%	0.08%	$0.39
Limited Maturity	1,000.00	1,003.00	0.30%	0.35%	1.77
Low Duration	1,000.00	1,003.90	0.39%	0.47%	2.38
U.S. Government Adviser Class	1,000.00	1,006.50	0.65%	0.70%	3.54
U.S. Government Investor Class	1,000.00	1,007.80	0.78%	0.45%	2.28
GNMA Adviser Class	1,000.00	1,023.50	2.35%	0.75%	3.83
GNMA Investor Class	1,000.00	1,024.80	2.48%	0.50%	2.55
Core Bond Adviser Class	1,000.00	1,023.50	2.35%	0.77%	3.93
Core Bond Investor Class	1,000.00	1,025.10	2.51%	0.52%	2.67
Corporate Bond	1,000.00	1,030.60	3.06%	0.65%	3.34
Strategic Income Adviser Class	1,000.00	1,007.30	0.73%	1.09%	5.51
Strategic Income Investor Class	1,000.00	1,009.40	0.94%	0.80%	4.05
Strategic Income Institutional Class	1,000.00	1,009.30	0.93%	0.66%	3.34
Floating Rate Adviser Class	1,000.00	1,006.00	0.60%	0.97%	4.90
Floating Rate Investor Class	1,000.00	1,007.20	0.72%	0.75%	3.77
Floating Rate Institutional Class	1,000.00	1,008.10	0.81%	0.65%	3.30
High Income Adviser Class	1,000.00	1,014.10	1.41%	0.87%	4.42
High Income Investor Class	1,000.00	1,015.60	1.56%	0.62%	3.17
California Municipal Income	1,000.00	1,025.00	2.50%	0.55%	2.81
Global Low Duration	1,000.00	1,004.00	0.40%	0.55%	2.78
Global Fixed Income	1,000.00	1,033.70	3.37%	0.70%	3.60
Emerging Markets Bond Adviser Class	1,000.00	1,047.10	4.71%	0.98%	5.05
Emerging Markets Bond Investor Class	1,000.00	1,047.70	4.77%	0.73%	3.75
Emerging Markets Bond Institutional Class	1,000.00	1,048.00	4.80%	0.69%	3.56
Emerging Markets Local Bond Adviser Class	1,000.00	983.40	(1.66)%	1.22%	6.11
Emerging Markets Local Bond Investor Class	1,000.00	986.00	(1.40)%	0.98%	4.89
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,039.90	3.99%	1.17%	6.02
Emerging Markets Corporate Bond Investor Class	1,000.00	1,039.10	3.91%	0.93%	4.77
Emerging Markets Corporate Bond Institutional Class	1,000.00	1,040.70	4.07%	0.85%	4.39
Equity Income Adviser Class	1,000.00	1,071.70	7.17%	1.05%	5.46
Equity Income Investor Class	1,000.00	1,072.70	7.27%	0.80%	4.16
Equity Income SI Class	1,000.00	1,062.40	6.24%	0.66%	3.42

128	Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2014 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2014	Value October 31, 2014	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,024.82	2.48%	0.08%	$0.39
Limited Maturity	1,000.00	1,023.44	2.34%	0.35%	1.79
Low Duration	1,000.00	1,022.83	2.28%	0.47%	2.40
U.S. Government Adviser Class	1,000.00	1,021.68	2.17%	0.70%	3.57
U.S. Government Investor Class	1,000.00	1,022.94	2.29%	0.45%	2.29
GNMA Adviser Class	1,000.00	1,021.42	2.14%	0.75%	3.82
GNMA Investor Class	1,000.00	1,022.68	2.27%	0.50%	2.55
Core Bond Adviser Class	1,000.00	1,021.32	2.13%	0.77%	3.93
Core Bond Investor Class	1,000.00	1,022.57	2.26%	0.52%	2.67
Corporate Bond	1,000.00	1,021.92	2.19%	0.65%	3.32
Strategic Income Adviser Class	1,000.00	1,019.71	1.97%	1.09%	5.55
Strategic Income Investor Class	1,000.00	1,021.17	2.12%	0.80%	4.08
Strategic Income Institutional Class	1,000.00	1,021.88	2.19%	0.66%	3.36
Floating Rate Bond Adviser Class	1,000.00	1,020.32	2.03%	0.97%	4.93
Floating Rate Bond Investor Class	1,000.00	1,021.45	2.14%	0.75%	3.80
Floating Rate Bond Institutional Class	1,000.00	1,021.92	2.19%	0.65%	3.32
High Income Adviser Class	1,000.00	1,020.81	2.08%	0.87%	4.44
High Income Investor Class	1,000.00	1,022.06	2.21%	0.62%	3.18
California Municipal Income	1,000.00	1,022.43	2.24%	0.55%	2.80
Global Low Duration	1,000.00	1,022.44	2.24%	0.55%	2.80
Global Fixed Income	1,000.00	1,021.67	2.17%	0.70%	3.57
Emerging Markets Bond Adviser Class	1,000.00	1,020.27	2.03%	0.98%	4.99
Emerging Markets Bond Investor Class	1,000.00	1,021.54	2.15%	0.73%	3.70
Emerging Markets Bond Institutional Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Local Bond Adviser Class	1,000.00	1,019.04	1.90%	1.22%	6.22
Emerging Markets Local Bond Investor Class	1,000.00	1,020.28	2.03%	0.98%	4.97
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,019.31	1.93%	1.17%	5.95
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.53	2.05%	0.93%	4.72
Emerging Markets Corporate Bond Institutional Class	1,000.00	1,020.91	2.09%	0.85%	4.34
Equity Income Adviser Class	1,000.00	1,019.94	1.99%	1.05%	5.32
Equity Income Investor Class	1,000.00	1,021.19	2.12%	0.80%	4.06
Equity Income SI Class	1,000.00	1,022.91	2.19%	0.66%	3.35

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Approval of Investment Advisory Agreement

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve, and subsequently annually renew, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the seventeen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 17, 2014, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to sixteen of the Paydenfunds for an additional year through June 30, 2015. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment, to be relevant.

Earlier, on March 25, 2014, the Committee and the Board unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the seventeenth Paydenfund, the Payden Strategic Income Fund, for an initial two-year period. In considering the approval of the Adviser for this Paydenfund, the Board and Committee considered the same factors discussed below with respect to the renewal of the Agreement for the other sixteen Paydenfunds, i.e., nature, extent and quality of services to be provided, advisory fee comparisons, total expense comparisons, cost and profitability, including economies of scale, and finally other benefits. However, no performance or other portfolio data was provided with respect to the Payden Strategic Income Fund because it did not commence operations until May 6, 2014.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the sixteen Paydenfunds listed above in footnote 1, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for this process and related tasks to its Audit Committee (the “Committee”). These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Lipper, Inc. (“Lipper”) to prepare a report on each Paydenfund to assist the Committee and the Board in its deliberations. Lipper is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

[1] The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Low Duration, Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden Corporate Bond, Payden High Income, Payden Floating Rate, Payden California Municipal Income, Payden Global Low Duration, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond, Payden Emerging Markets Corporate Bond and Payden Equity Income Funds.

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Lipper produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Lipper also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of mutual funds with similar investment objectives and strategies, each of which was selected by Lipper, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Lipper summarized the methodologies it employed to provide the data contained in its reports. In addition, Lipper represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Lipper also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 17, 2014, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Lipper as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Paydenfund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a fund-by-fund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 17, 2014, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for all of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

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Approval of Investment Advisory Agreement continued

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Committee specifically reviewed a report prepared by Lipper, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Lipper, and (2) each Paydenfund’s benchmark index. The Board and Committee concluded that overall the short-term and long-term results for the sixteen Paydenfunds have been satisfactory. In particular, they discussed the consistently good performance over all available time periods for the Payden Cash Reserves Money Market, Payden Low Duration, Payden GNMA, Payden Core Bond, Payden Corporate Bond and Payden Floating Rate Funds. Similarly, they noted that the Payden Limited Maturity and Payden U.S. Government Funds had consistently good performance over most of the time periods, and that in each case any drop-off in performance in one period had been temporary: Finally, specific attention was paid to each of the following Funds, the Payden High Income, Payden California Municipal Income, Payden Global Low Duration, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond, Payden Emerging Markets Corporate Bond and Payden Equity Income Funds, where the performance comparison did not appear as strong. In each case, the Adviser discussed with the Board and the Committee the specific circumstances that might have affected the particular Fund’s performance. Following the discussion of the performance of the Funds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of its Peer Group. The Board and Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and separately managed institutional accounts. Overall, the Board and Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Lipper. The specific management fee, expense and performance factors

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outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2014.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the group of comparable funds selected by Lipper for expense comparison purposes (“Expense Group”). The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of its Performance Group in all of the periods, the one-, three-, five- and ten-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 4th quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.35%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of its Performance Group for the one-year and five-year periods, the 3rd quintile for the three-year period and the 5th quintile for the ten-year period

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 4th quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.47%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 3rd quintile of the Performance Group for the one-, five- and ten-year periods and the 2nd quintile for the three-year period.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the Performance Group for the one-year period, the 3rd quintile for the three-and ten-year periods and the 4th quintile for the five-year period.

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Approval of Investment Advisory Agreement continued

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the Expense Group. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%.

• Performance: The Fund was in the 3rd quintile of the Performance Group for the one-year period, 1st quintile for the three-year period and 2nd quintile for the five- and ten-year periods.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the Expense Group.

• Performance: The Fund was in the 2nd quintile of the Performance Group for the one- and three-year periods and the 3rd quintile for the five- and ten-year periods

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the Performance Group for the one-year period, the 2nd quintile for the three-year period and the 3rd quintile for five-year period. It began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the Expense Group.

• Performance: The Fund was in the 5th quintile of the Performance Group for the one-, five- and ten-year periods and the 4th quintile for the three-year period. During the annual renewal process, the Adviser noted:

• By design, the Fund has a higher quality orientation than most high yield funds due to its BB/B-rated focus.

• The Fund’s investor base is aware of the Fund’s style and has selected the Fund on this basis as an alternative, or a complement, to other, more aggressive high yield funds.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the 5th quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.75%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the Performance Group for the one-year period. It began operations on November 11, 2013.

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California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 4th quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 1st quintile of the Performance Group for the one-year period, the 3rd quintile for the three-and ten-year periods and the 4th quintile for the five-year period.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.55%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 2nd quintile of the Performance Group for the 1-year period, the 4th quintile for the three-year period and the 5th quintile for the five- and ten-year periods.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the Expense Group.

• Performance: The Fund was in the 4th quintile of the Performance Group for the one-year, five-year and ten-year periods and the 2nd quintile for the three-year period.

During the annual renewal process for the Global Low Duration and Global Fixed Income Funds, the Adviser noted that the Global Fixed Income Fund and the Global Low Duration Fund are categorized in the same performance universe, as Lipper considers Global to be the primary return driver, and the duration profile to be secondary. As global interest rates rose over the last year, the Global Low Duration Fund rose to the top of the performance ranking, while the Global Fixed Income Fund with its longer duration fell back. In addition, holdings within the emerging market fixed income segment of the Global Fixed Income Fund did not perform as well as government bonds within the European Periphery, further negatively affecting the Global Fixed Income Fund’s placement within the category.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the 1st quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the Expense Group.

• Performance: The Fund was in the 4th quintile of the Performance Group for the one- and five-year periods, the 2nd quintile for the three-year period and the 3rd quintile for the ten-year period.

During the annual renewal process for the Fund, the Adviser noted that the Fund’s underperformance against its peer group is mostly attributable to its overweights to emerging market corporate debt, local bonds, and emerging market currencies during May/June of 2013, as well as defensive positioning to currency markets, namely the Turkish lira, South African rand, Brazilian real and Russian ruble, in the first quarter of 2014. Exposure to Russian names, in the wake of Russian intervention in Ukraine, also negatively affected performance.

135

Approval of Investment Advisory Agreement continued

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 1st quintile of the Expense Group.

• Performance: The Fund was in the 5th quintile of the Performance Group for the one-year period. It began operations on November 2, 2011.

During the annual renewal process for the Fund, the Adviser noted that the Fund’s underperformance against its peer group is mostly attributable to overweights to local bond interest rate exposure (especially in Brazil, Mexico, and Indonesia) and emerging market currencies during May/June of 2013, as well as more defensive positioning in currency markets (the Turkish lira, South African rand, Brazilian real and Russian ruble) in the first quarter of 2014. Above-benchmark exposure to Russian local rates, in the wake of Russian intervention in Ukraine, detracted from performance.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the 3rd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 3rd quintile of the Expense Group. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2015. It may or may not be renewed.

• Performance: The Fund was in the 5th quintile of the Performance Group for the one-year period. It began operations on November 11, 2013.

During the annual renewal process for the Fund, the Adviser noted that the Fund’s underperformance is likely due to its placement in a peer group that includes all emerging markets hard currency funds, as during the period emerging market corporate bonds broadly underperformed emerging market sovereign bonds. The Fund has outperformed its benchmark, on a gross basis, since its inception.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the 2nd quintile of the Expense Group for adviser fees.

• Total Expenses: The Fund’s total expenses were in the 2nd quintile of the Expense Group.

• Performance: The Fund was in the 5th quintile of the Performance Group for the one-year and ten-year periods, the 1st quintile for the three-year period and the 2nd quintile for the five-year period.

During the annual renewal process for the Fund, the Adviser noted that the Fund invests in a broad array of income producing equity investments. The underperformance of the Fund for the trailing year ended April 30, 2014 was due to the Fund’s non-common stock allocations, which significantly underperformed the broad stock market over this time period. The security types that underperformed common stocks included REITs, master limited partnerships (MLPs) and preferred stock. In addition, the investment strategy of the Fund differs from its peers in that the Fund invests extensively in these types of securities because of their relatively attractive yields, long-term price appreciation potential and diversification benefits. The Fund’s peers on the other hand invest primarily in common stock.

136

Trustees and Officers (Unaudited)

Name & Address	Position with Fund	Year Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)

W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad
			Hilton Foundation

Andrew J. Policano	Independent Trustee	2008	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report	137

(THIS PAGE INTENTIONALLY LEFT BLANK)

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Low Duration Fund (PYSBX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund (PYACX)
Payden High Income Fund — Investor Class (PYHRX)
Payden High Income Fund — Adviser Class (PYHWX)
Payden Floating Rate Fund — Institutional Class (PYFIX)
Payden Floating Rate Fund — Investor Class (PYFRX)
Payden Floating Rate Fund — Adviser Class (PYFAX)
Payden Strategic Income — Institutional Class (PYSIX)
Payden Strategic Income — Investor Class (PYSGX)
Payden Strategic Income — Adviser Class (PYSWX)

» TAX EXEMPT BOND FUNDS

Payden California Municipal Income Fund (PYCRX)

» GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — Institutional Class (PYEIX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Local Bond Fund — Adviser Class (PYEAX)
Payden Emerging Markets Corporate Bond Fund — Institutional Class (PYCIX)
Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
Payden Emerging Markets Corporate Bond Fund — Adviser Class (PYCAX)

» EQUITY FUND

Payden Equity Income Fund — Investor Class (PYVLX)
Payden Equity Income Fund — Adviser Class (PYVAX)
Payden Equity Income Fund — SI Class (PYVSX)

ANNUAL REPORT

OCTOBER 31, 2014

PAYDEN/KRAVITZ

Cash Balance Plan Fund

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Contents

—	President’s Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

7	Statement of Assets & Liabilities

8	Statement of Operations

9	Statements of Changes in Net Assets

10	Notes to Financial Statements

20	Financial Highlights

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory Agreement

26	Trustees & Officers

Annual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

President’s Letter

Dear Shareholders,

As we find ourselves at the end of 2014, we want to take a moment to focus this letter on our business. Investment management is not an exact science. Economic and geopolitical factors along with many other considerations contribute to strategy decisions and the investments we make in client portfolios. In a rapidly changing global financial market, it is not possible to predict the future. What is possible is to plan for the unexpected by focusing on liquidity, diversification and the likely outcome of global events.

At Payden & Rygel, investment management is about more than individuals, numbers and performance. Culture matters. While individuals come and go, culture persists. We just celebrated the firm’s 31st anniversary, retaining the same governance and ownership structure, and the Payden culture remains as vibrant today as when I first sat in my living room trying to decide on a name for the firm.

We attribute our long-term success to our independence, team-oriented approach and practicality. Over the past three decades, we learned that it takes a team and a stable culture to manage money. No single individual will make or break a strategy. We manage your portfolio by questioning assumptions and challenging consensus views, and we have the flexibility to change our minds if necessary.

Having no outside ownership allows us to focus beyond one quarter. We truly have our client’s best interests at heart, as investment management is our sole source of revenue. We stand ready to assist in any way we can, providing suggestions or problem-solving in any aspect of managing your funds. Please don’t ever hesitate to pick up the phone and call the team or me directly if there are any questions.

Our best wishes for the holiday season and New Year.

Joan A. Payden

President & CEO

Management Discussion & Analysis

For the fiscal year ended October 31, 2014, the Payden/Kravitz Cash Balance Plan Fund, Institutional Class (PKBIX) returned 2.41%, the Adviser Class (PKCBX) returned 2.18% and the Retirement Class (PKCRX) returned 1.90%. The Fund’s benchmark, the 30-Year U.S. Treasury Bond Yield from the previous December, returned 3.72%. Fund allocations to private-labeled mortgage backed securities and emerging markets debt had the largest positive contributions to return during the period. However, recent volatility in high yield markets as well as a more modest duration stance during the year resulted in underperformance.

1	Payden Mutual Funds

Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and Retirement Classes are expected to perform similiarly to its Institutional Class.

Portfolio Composition - percent of value

Corporate	42%
Mortgage Backed	23%
Asset Backed	13%
Bank Loans	11%
Other	11%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2014

Principal or Shares	Security Description	Value (000)
Asset Backed (14%)
487,084	American Homes 4 Rent 2014-SFR1 144A,
	1.25%, 6/17/31 (a)	$484
1,580,000	Apidos CDO 144A, 3.73%, 4/15/25 (a)	1,492
1,750,000	ARES XXVI CLO Ltd. 144A,
	3.98%, 4/15/25 (a)	1,676
1,750,000	Babson CLO Ltd./Cayman Islands 144A,
	3.73%, 4/20/25 (a)	1,671
1,750,000	Carlyle Global Market Strategies CLO 2013-2 Ltd. 144A, 3.98%, 4/18/25 (a)	1,663
1,750,000	Cent CLO LP 144A, 3.68%, 7/23/25 (a)	1,648
633,882	Colony American Homes 2014-1 144A,
	1.40%, 5/17/31 (a)	634
586,047	Colony American Homes 2014-2 144A,
	1.10%, 7/17/31 (a)	581
1,750,000	Dryden XXII Senior Loan Fund 144A,
	3.43%, 8/15/25 (a)	1,611
377,564	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, 0.40%, 12/25/35	342
729,398	Invitation Homes 2013-SFR1 Trust 144A,
	1.40%, 12/17/30 (a)	730
1,040,000	Invitation Homes 2014-SFR1 Trust 144A,
	1.15%, 6/17/31 (a)	1,033
1,945,000	Invitation Homes 2014-SFR2 Trust 144A,
	1.25%, 9/17/31 (a)	1,941
427,402	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (a)	473
130,963	Long Beach Mortgage Loan Trust,
	6.25%, 8/25/33	112
830,000	Madison Park Funding I Ltd. 144A,
	4.58%, 8/15/22 (a)	828
925,000	Octagon Investment Partners XIV Ltd. 144A,
	4.23%, 1/15/24 (a)	905
108,934	Residential Asset Securities Corp. Trust,
	4.71%, 11/25/33	106
500,000	Symphony CLO Ltd. 144A, 3.73%, 10/15/25 (a)	468

Principal or Shares	Security Description	Value (000)
66,578	Terwin Mortgage Trust 144A,
	0.91%, 1/25/35 (a)	$66
875,000	Tyron Park CLO Ltd. 144A, 3.73%, 7/15/25 (a)	821
1,279,951	Vericrest Opportunity Loan Transferee
	2014-NPL4 LLC 144A, 3.13%, 4/27/54 (a)	1,283
318,929	VOLT XIX LLC 144A, 3.63%, 4/25/55 (a)	320
807,250	VOLT XX LLC 144A, 3.63%, 3/25/54 (a)	812
783,857	VOLT XXI LLC 144A, 3.63%, 11/25/53 (a)	787
311,655	VOLT XXII LLC, 3.63%, 10/27/53	313
424,945	VOLT XXIII LLC, 3.63%, 11/25/53	428
794,627	VOLT XXIV LLC 144A, 3.25%, 11/25/53 (a)	798
817,345	VOLT XXVI LLC 144A, 3.13%, 9/25/43 (a)	818
Total Asset Backed (Cost - $25,175)		24,844
Bank Loans(b) (12%)
398,325	Activision Blizzard Inc. Term Loan B 1L,
	3.25%, 10/11/20	399
1,005,000	Albertsons/Safeway Term Loan B4 1L,
	5.50%, 8/25/21	1,007
455,390	Alliance Healthcare Services Inc. Term Loan B 1L, 4.25%, 6/03/19	450
569,257	Allison Transmission Inc. Term Loan B3 1L,
	3.75%, 8/23/19	566
569,250	American Builders & Contractors Supply Co. Inc. Term Loan B 1L, 3.50%, 4/16/20	558
559,612	Asurion LLC Term Loan B1 1L, 4.50%, 5/24/19	561
796,000	Berry Plastics Term Loan E 1L, 3.75%, 12/18/20	784
436,930	Biomet Inc. Term Loan B 1L, 3.75%, 7/25/17	436
476,652	Booz Allen Hamilton Inc. Term Loan B 1L,
	3.75%, 7/31/19	476
948,000	Charter Communications Operating LLC Term Loan E 1L, 3.00%, 7/01/20	933
569,250	Cincinnati Bell Inc. Term Loan B 1L,
	4.00%, 9/10/20	562
945,658	Crown Castle Operating Co. Term Loan B 1L, 3.25%, 1/31/19	942
465,300	Dell Inc. Term Loan B IL, 4.50%, 4/29/20	467

Annual Report	2

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

569,236	Dynegy Inc. Term Loan B2 1L, 4.00%, 4/23/20	$567
950,000	Energy Transfer Equity LP Term Loan 1L,
	3.25%, 12/02/19	934
1,554,275	FMG Resources August 2006 Pty Ltd. Term Loan 1L, 4.25%, 6/30/19	1,519
500,000	Goodyear Tire & Rubber Co. Term Loan 2L,
	4.75%, 4/30/19	502
668,250	HCA Inc. Term Loan B4 1L, 2.93%, 5/01/18	666
321,579	Hilton Worldwide Finance LLC Term Loan B2,
	4.00%, 10/25/20	319
928,250	HJ Heinz Co. Term Loan B2 1L, 3.50%, 6/05/20	924
569,264	Hub International Ltd. Term Loan B 1L,
	4.25%, 10/02/20	563
425,500	Hudson’s Bay Co. Term Loan B 1L,
	4.75%, 11/04/20	427
569,250	Live Nation Entertainment Inc. Term Loan B1,
	3.50%, 8/16/20	568
748,125	Michaels Stores Inc. Term Loan B2 1L,
	4.00%, 1/28/20	740
569,250	Neiman Marcus Group LLC Term Loan 1L,
	4.25%, 10/25/20	563
773,063	Post Holdings Inc. Term Loan B 1L,
	3.75%, 5/23/21	771
784,015	Sabre Glbl Inc. Term Loan B 1L, 4.25%, 2/19/19	773
948,347	Sun Products Corp. Term Loan B 1L,
	5.50%, 3/18/20	869
480,113	TransDigm Inc. Term Loan C 1L,
	3.75%, 2/28/20	473
575,000	UPC Financing Partnership Term Loan 1L,
	3.25%, 6/30/21	564
772,311	Valeant Pharmaceuticals Inc. Term Loan B 1L,
	4.50%, 8/05/20	768
Total Bank Loans (Cost - $20,852)		20,651
Corporate Bond (45%)
940,000	1011778 BC ULC / New Red Finance Inc. 144A,
	6.00%, 4/01/22 (a)(c)	958
835,000	Abengoa Greenfield SA 144A,
	6.50%, 10/01/19 (a)(c)	839
580,000	ABN AMRO Bank NV, 6.25%, 9/13/22	637
515,000	Air Canada 144A, 8.75%, 4/01/20 (a)	568
785,000	Air Lease Corp., 2.13%, 1/15/18	778
890,000	Ally Financial Inc., 2.91%, 7/18/16 (c)	901
810,000	America Movil SAB de CV, 1.23%, 9/12/16	818
635,000	American Express Credit Corp., 1.55%, 9/22/17	637
515,000	Amphenol Corp., 1.55%, 9/15/17	516
600,000	Anglo American Capital PLC 144A,
	2.63%, 9/27/17 (a)(c)	608
1,010,000	ARC Properties Operating Partnership LP / Clark
	Acquisition LLC, 2.00%, 2/06/17 (c)	987
600,000	Ardagh Finance Holdings SA 144A,
	8.63%, 6/15/19 (a)(c)	617
890,000	Ardagh Packaging Finance PLC / Ardagh
	Holdings USA Inc. 144A, 3.23%, 12/15/19 (a)	874
410,000	Baidu Inc., 2.75%, 6/09/19	412
470,000	Baidu Inc., 3.25%, 8/06/18	484
450,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	464
640,000	Banco del Estado de Chile 144A,
	2.00%, 11/09/17 (a)	643

Principal or Shares	Security Description	Value (000)

340,000	Banco Nacional de Costa Rica 144A,
	4.88%, 11/01/18 (a)	$348
570,000	Banco Santander Chile 144A, 1.13%, 4/11/17 (a)	568
820,000	Bank of America Corp., 1.27%, 1/15/19 (c)	831
610,000	Bank of America Corp., 8.00%, 7/29/49	660
785,000	Barrick North America Finance LLC,
	4.40%, 5/30/21	806
280,000	BBVA Banco Continental SA 144A,
	2.25%, 7/29/16 (a)	282
730,000	BioMed Realty LP, 2.63%, 5/01/19	730
470,000	BNZ International Funding Ltd.,
	2.35%, 3/04/19 (d)	471
585,000	California Resources Corp. 144A,
	5.00%, 1/15/20 (a)(c)	595
485,000	Caterpillar Financial Services Corp.,
	1.25%, 8/18/17	485
375,000	CC Holdings GS V LLC / Crown Castle GS III
	Corp., 2.38%, 12/15/17	380
300,000	Central Garden and Pet Co., 8.25%, 3/01/18 (c)	300
405,000	CHC Helicopter SA, 9.25%, 10/15/20	435
660,000	Chrysler Group LLC / CG Co-Issuer Inc.,
	8.25%, 6/15/21	741
1,020,000	Citigroup Inc., 2.50%, 7/29/19 (c)	1,024
650,000	Cleveland Clinic Foundation, 4.86%, 1/01/14	646
295,000	Compass Bank, 2.75%, 9/29/19	297
1,060,000	ConAgra Foods Inc., 2.10%, 3/15/18	1,066
495,000	CONSOL Energy Inc. 144A,
	5.88%, 4/15/22 (a)(c)	504
340,000	Corp. Financiera de Desarrollo SA 144A,
	3.25%, 7/15/19 (a)	343
870,000	Cosan Luxembourg SA 144A, 9.50%, 3/14/18
	BRL (a)(e)	320
470,000	Credit Agricole SA 144A, 1.08%, 10/03/16 (a)(c)	474
880,000	Credit Suisse/New York NY, 3.00%, 10/29/21	872
900,000	Daimler Finance North America LLC 144A,
	1.09%, 8/01/18 (a)	916
1,000,000	DBS Bank Ltd., 0.84%, 7/15/21 (d)	978
675,000	Delek & Avner Tamar Bond Ltd. 144A,
	4.44%, 12/30/20 (a)	682
610,000	Dollar General Corp., 1.88%, 4/15/18	585
260,000	E*TRADE Financial Corp., 6.00%, 11/15/17 (c)	268
620,000	Ecopetrol SA, 7.63%, 7/23/19	742
165,000	Eldorado Gold Corp. 144A, 6.13%, 12/15/20 (a)	164
470,000	EP Energy LLC / EP Energy Finance Inc.,
	9.38%, 5/01/20 (c)	516
400,000	Evraz Inc. NA/Canada 144A,
	7.50%, 11/15/19 (a)	400
315,000	Exelon Corp., 4.90%, 6/15/15	323
660,000	Express Scripts Holding Co., 2.25%, 6/15/19	657
885,000	Fifth Third Bank/Cincinnati OH,
	2.88%, 10/01/21 (c)	880
845,000	Ford Motor Credit Co. LLC, 1.06%, 3/12/19	846
580,000	Frontier Communications Corp.,
	6.25%, 9/15/21 (c)	601
910,000	General Electric Capital Corp., 6.38%, 11/15/67	974
900,000	Glencore Funding LLC 144A, 1.59%, 1/15/19 (a)	915
870,000	Golden Eagle Retail Group Ltd. 144A,
	4.63%, 5/21/23 (a)	792

3	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,395,000	Goldman Sachs Group Inc., 2.55%, 10/23/19	$ 1,388
780,000	Harley-Davidson Financial Services Inc. 144A,
	2.70%, 3/15/17 (a)	805
800,000	HBOS PLC 144A, 6.75%, 5/21/18 (a)	900
195,000	HealthSouth Corp., 5.75%, 11/01/24	206
370,000	Hewlett-Packard Co., 1.17%, 1/14/19	369
900,000	HSBC Holdings PLC, 5.63%, 12/29/49 (c)	916
660,000	Hutchison Whampoa International 12 Ltd.
	144A, 6.00%, 5/29/49 (a)	708
540,000	Hyundai Capital America 144A,
	2.13%, 10/02/17 (a)	546
420,000	Imperial Metals Corp. 144A,
	7.00%, 3/15/19 (a)(c)	397
525,000	Ineos Finance PLC 144A, 8.38%, 2/15/19 (a)	565
580,000	ING Bank NV, 4.13%, 11/21/23 (c)	595
665,000	Ingredion Inc., 3.20%, 11/01/15	680
725,000	International Lease Finance Corp.,
	2.18%, 6/15/16	725
500,000	Johnson Controls Inc., 1.40%, 11/02/17	498
1,140,000	JPMorgan Chase & Co., 7.90%, 4/29/49	1,241
535,000	Keysight Technologies Inc. 144A,
	3.30%, 10/30/19 (a)	536
660,000	Korea Hydro & Nuclear Power Co. Ltd. 144A,
	2.88%, 10/02/18 (a)	674
690,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	793
895,000	Manufacturers & Traders Trust Co.,
	2.25%, 7/25/19	896
620,000	McGraw Hill Financial Inc., 5.90%, 11/15/17	682
870,000	Mitsubishi UFJ Trust & Banking Corp. 144A,
	1.60%, 10/16/17 (a)	870
460,000	Mizuho Bank Ltd. 144A, 0.68%, 9/25/17 (a)(c)	460
530,000	Morgan Stanley, 1.08%, 1/24/19	534
350,000	Murphy Oil Corp., 2.50%, 12/01/17	356
540,000	NCL Corp. Ltd., 5.00%, 2/15/18	543
660,000	NetApp Inc., 3.38%, 6/15/21	665
530,000	NRG Energy Inc., 8.25%, 9/01/20 (c)	576
460,000	OGX Petroleo e Gas Participacoes SA 144A,
	8.50%, 6/01/18 (a)(f)	12
820,000	Omnicom Group Inc., 4.45%, 8/15/20	887
650,000	Pacific Rubiales Energy Corp. 144A,
	5.38%, 1/26/19 (a)(c)	653
336,000	Packaging Dynamics Corp. 144A,
	8.75%, 2/01/16 (a)	340
450,000	PaperWorks Industries Inc. 144A,
	9.50%, 8/15/19 (a)	462
610,000	Perrigo Co. PLC, 2.30%, 11/08/18	605
1,230,000	Petrobras Global Finance BV, 2.37%, 1/15/19	1,230
955,000	Petroleos Mexicanos, 2.25%, 7/18/18 (c)	991
750,000	Petroleos Mexicanos, 8.00%, 5/03/19	915
845,000	Providence Health & Services Obligated Group,
	1.04%, 10/01/16	847
530,000	Prudential Financial Inc., 8.88%, 6/15/38	637
500,000	QBE Insurance Group Ltd. 144A,
	2.40%, 5/01/18 (a)	501
545,000	Reynolds Group Issuer Inc., 9.88%, 8/15/19	595
200,000	SABMiller Holdings Inc. 144A,
	0.92%, 8/01/18 (a)	202
880,000	Samarco Mineracao SA 144A,
	5.38%, 9/26/24 (a)(c)	884

Principal or Shares	Security Description	Value (000)

730,000	Seventy Seven Operating LLC, 6.63%, 11/15/19	$ 726
560,000	Sinopec Capital 2013 Ltd. 144A,
	1.88%, 4/24/18 (a)	553
500,000	Sompo Japan Insurance Inc. 144A,
	5.33%, 3/28/73 (a)(c)	527
630,000	Telefonica Chile SA 144A, 3.88%, 10/12/22 (a)	629
775,000	Telefonica Emisiones SAU, 5.13%, 4/27/20	859
930,000	Tencent Holdings Ltd. 144A, 3.38%, 5/02/19 (a)	947
290,000	Thermo Fisher Scientific Inc., 2.40%, 2/01/19	292
530,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (a)	532
1,025,000	Toronto-Dominion Bank, 1.40%, 4/30/18	1,013
600,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (a)	597
475,000	Tyson Foods Inc., 2.65%, 8/15/19	480
775,000	UBS AG/Stamford CT, 1.38%, 8/14/17	773
405,000	Union Andina de Cementos SAA 144A,
	5.88%, 10/30/21 (a)	412
150,000	United States Steel Corp., 7.38%, 4/01/20 (c)	169
380,000	Vanguard Natural Resources LLC / VNR Finance
	Corp., 7.88%, 4/01/20 (c)	377
1,550,000	Verizon Communications Inc., 1.98%, 9/14/18	1,623
360,000	Voya Financial Inc., 5.65%, 5/15/53 (c)	362
960,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (a)	967
1,130,000	Wells Fargo & Co., 7.98%, 3/29/49	1,251
300,000	Western Union Co., 1.23%, 8/21/15	301
615,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (a)	629
590,000	Yingde Gases Investment Ltd. 144A,
	8.13%, 4/22/18 (a)(c)	617
840,000	Ymobile Corp. 144A, 8.25%, 4/01/18 (a)	890
Total Corporate Bond (Cost - $79,659)		79,569
Foreign Government (1%)
625,000	Colombia Government International Bond,
	7.38%, 1/27/17	708
9,900,000	Mexican Bonos, 7.25%, 12/15/16 MXN (e)	788
Total Foreign Government (Cost - $1,434)		1,496
Mortgage Backed (25%)
735,080	Adjustable Rate Mortgage Trust,
	3.88%, 3/25/37	570
532,506	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	471
554,526	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	507
1,209,171	American Home Mortgage Assets Trust 2007-2,
	0.28%, 3/25/47	991
294,797	Bank of America Mortgage Securities Inc.,
	2.48%, 10/20/32	296
872,428	Chase Mortgage Finance Corp., 6.00%, 5/25/37	751
295,638	CHL Mortgage Pass-Through Trust 2005-18,
	5.50%, 10/25/35	281
1,719,011	Connecticut Avenue Securities, 1.10%, 5/25/24	1,693
978,610	Connecticut Avenue Securities, 1.10%, 5/25/24	963
1,400,566	Connecticut Avenue Securities, 1.35%, 7/25/24	1,385
1,256,921	Connecticut Avenue Securities, 1.35%, 7/25/24	1,245
1,355,663	Connecticut Avenue Securities, 1.75%, 1/25/24	1,355
211,702	Connecticut Avenue Securities, 2.15%, 10/25/23	213
1,600,000	Connecticut Avenue Securities, 2.75%, 5/25/24	1,422
740,000	Connecticut Avenue Securities, 2.75%, 5/25/24	666

Annual Report	4

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

510,000	Connecticut Avenue Securities, 3.05%, 7/25/24	$ 465
880,000	Connecticut Avenue Securities, 3.15%, 7/25/24	807
700,000	Connecticut Avenue Securities, 4.55%, 1/25/24	740
340,000	Connecticut Avenue Securities, 5.40%, 10/25/23	377
1,236,051	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	1,083
988,861	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	867
1,426,507	FHR 4093 IO, 6.55%, 1/15/38	347
575,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 1.80%, 10/25/24	575
635,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 3.75%, 4/25/24	597
250,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 3.90%, 9/25/24	234
655,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 4.15%, 8/25/24	630
655,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 4.25%, 8/25/24	636
1,425,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 4.65%, 2/25/24	1,437
4,714,246	GNR, 1.12%, 6/20/36	201
500,000	Granite Master Issuer PLC, 1.01%, 12/17/54	488
708,524	Harborview Mortgage Loan Trust,
	2.75%, 1/19/35	686
187,589	HomeBanc Mortgage Trust, 1.01%, 8/25/29	180
509,699	IndyMac Index Mortgage Loan Trust
	2005-AR13, 2.41%, 8/25/35	446
247,785	JP Morgan Mortgage Trust, 6.00%, 7/25/36	229
588,325	JP Morgan Mortgage Trust, 6.00%, 6/25/37	517
243,991	MLCC Mortgage Investors Inc., 2.12%, 2/25/36	245
384,637	Morgan Stanley Mortgage Loan Trust,
	2.66%, 1/25/35	370
923,915	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (a)	954
1,233,389	New Residential Mortgage Loan Trust 2014-2
	144A, 3.75%, 5/25/54 (a)	1,269
335,668	Prime Mortgage Trust, 5.00%, 10/25/35	333
402,406	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	346
11,612	Residential Asset Mortgage Products Inc.,
	6.50%, 4/25/34	12
664,956	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	565
399,669	Sequoia Mortgage Trust, 3.50%, 4/25/42	408
754,776	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)	755
460,000	Springleaf Mortgage Loan Trust 144A,
	3.56%, 12/25/59 (a)	468
300,000	Springleaf Mortgage Loan Trust 144A,
	5.58%, 6/25/58 (a)	311
601,028	Structured Adjustable Rate Mortgage Loan Trust,
	2.45%, 8/25/34	585
51,030	Structured Adjustable Rate Mortgage Loan Trust,
	2.52%, 8/25/34	51
444,108	Structured Adjustable Rate Mortgage Loan Trust,
	5.19%, 12/25/35	382
388,263	Structured Agency Credit Risk Debt Notes,
	1.60%, 11/25/23	388

Principal or Shares	Security Description	Value (000)

1,897,045	Structured Asset Mortgage Investments Inc.,
	0.46%, 12/25/35	$ 1,465
1,736,685	Structured Asset Mortgage Investments Inc.,
	0.86%, 1/19/34	1,690
99,490	Structured Asset Mortgage Investments Inc.,
	2.16%, 10/19/34	83
458,186	Structured Asset Mortgage Investments Inc.,
	2.35%, 5/25/36	314
89,505	Structured Asset Mortgage Investments Inc.,
	3.59%, 7/25/32	93
2,300,365	Vendee Mortgage Trust IO, 3.75%, 12/15/33	235
240,896	WaMu Mortgage Pass Through Certificates,
	1.05%, 5/25/46	226
598,131	WaMu Mortgage Pass Through Certificates,
	1.86%, 10/25/36	512
1,470,411	WaMu Mortgage Pass Through Certificates,
	2.12%, 7/25/37	1,272
2,075,399	WaMu Mortgage Pass Through Certificates,
	2.24%, 9/25/36	1,874
998,753	WaMu Mortgage Pass Through Certificates,
	2.28%, 9/25/36	918
1,036,782	WaMu Mortgage Pass Through Certificates,
	2.29%, 10/25/36	897
957,856	WaMu Mortgage Pass Through Certificates,
	4.53%, 2/25/37	881
565,391	Wells Fargo Mortgage Backed Securities Trust,
	2.61%, 6/25/35	520
768,008	Wells Fargo Mortgage Backed Securities Trust,
	2.62%, 9/25/34	624
Total Mortgage Backed (Cost - $42,275)		43,397
Municipal (1%)
400,000	Kentucky Asset Liability Commission,
	1.69%, 4/01/18	401
700,000	State Board of Administration Finance Corp.,
	2.11%, 7/01/18	710
Total Municipal (Cost - $1,100)		1,111
U.S. Treasury (0%)
800,000	U.S. Treasury Bill, 0.00%, 1/08/15 (g)(h)
	(Cost - $800)	800
Purchased Call Options (0%)
382	iShares 20+ Year Treasury Bond ETF, 125,
	11/22/14	5
502	iShares Russell 2000 Value ETF, 118, 12/20/14	112
93	U.S. Treasury 5 Year Futures Option, 121,
	12/26/14	7
Total Purchased Call Options (Cost - $125)		124
Purchased Put Options (0%)
1,000	iShares iBoxx $ High Yield Corporate Bond ETF, 87, 11/22/14	15
28	Lyxor ETF S & P 500 - A, 1,800, 11/22/14	3
93	U.S. Treasury 5 Year Futures Option, 118,
	12/26/14	32
Total Purchased Put Options (Cost - $115)		50

5	Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Investment Company (11%)
18,841,557	Payden Cash Reserves Money Market Fund *
	(Cost - $18,842)	$18,842
Total (Cost - $190,377) (109%)		190,884
Liabilities in excess of Other Assets (-9%)		(16,232)
Net Assets (100%)		$174,652

All of the securities, except the Payden Cash Reserves Money Market Fund, are held by the custodian in a segregated account.

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at October 31, 2014. The stated maturity is subject to prepayments.
(c)	All or a portion of these securities are on loan. At October 31, 2014, the total market value of the Fund’s securities on loan is $15,223 and the total market value of the collateral held by the Fund is $15,637. Amount in 000s.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	Principal in foreign currency.
(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	All or a portion of the security is pledged to cover futures contract margin requirements.
(h)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
1/30/2015	British Pound (Sell 1,084)	State Street Bank & Trust Co.	$17
1/20/2015	Euro (Sell 2,061)	HSBC Bank USA, N.A.	43
11/18/2014	Mexican Peso (Sell 10,830)	Credit Suisse First Boston International	18
			$78
Liabilities:
1/29/2015	Brazilian Real (Sell 3,020)	HSBC Bank USA, N.A.	$(10)
11/25/2014	India Rupee (Buy 51,030)	Barclays Bank PLC	(6)
1/30/2015	Norwegian Krone (Buy 11,570)	Barclays Bank PLC	(36)
			$(52)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
175	90-Day Eurodollar Future	Dec-16	$42,950	$(14)
175	90-Day Eurodollar Future	Dec-17	(42,637)	60
26	E-MINI NASDAQ 100 Index Future	Dec-14	2,158	45
19	E-MINI S & P 500 Index Future	Dec-14	(1,911)	(28)
53	U.S. Treasury 10 Year Note Future	Dec-14	(6,697)	(9)
156	U.S. Treasury 5 Year Note Future	Jan-15	(18,631)	86
6	U.S. Ultra Long Bond Future	Dec-14	(941)	(39)
				$101

Open Total Return Swap Contracts

Reference Obligations	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Principal (000s)	Value (000s)
FNMA 4% 30 Year ISO	4.00%	1M LIBOR	Barclays Bank PLC	Jan-41	USD 1,297	$3

Written Put Options

Number of Contracts	Contract Type	Expiration Date	Current Value (000s)	Unrealized Appreciation (000s)
28	Lyxor ETF S & P 500 - A, 1,700	Nov-14	$(1)	$20

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$15,223
Non-cash Collateral[2]	(15,223)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report	6

Statement of Assets & Liabilities

October 31, 2014

Numbers in 000s

ASSETS:
Investments, at value *	$172,042
Affiliated investments, at value **	18,842
Cash	18
Receivable for:
Interest and dividends	937
Investments sold	1,320
Fund shares sold	13
Futures	90
Forward currency contracts	78
Swaps	3
Other assets	25
Total Assets	193,368
LIABILITIES:
Payable for:
Forward currency contracts	52
Investments purchased	2,720
Fund shares redeemed	8
Futures	39
Options written ***	1
Liability for securities on loan (Note 2)	15,637
Accrued expenses:
Investment advisory fees (Note 3)	128
Administration fees (Note 3)	22
Distribution fees (Note 3)	1
Trustee fees and expenses	1
Other liabilities	107
Total Liabilities	18,716
NET ASSETS	$174,652
NET ASSETS:
Paid in capital	$174,715
Undistributed net investment income	2,349
Undistributed net realized losses from investments	(3,068)
Net unrealized appreciation (depreciation) from:
Investments	631
Translation of assets and liabilities in foreign currencies	25
NET ASSETS	$174,652
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$89,025
Shares Outstanding	8,372
Net Asset Value Per Share	$10.63
Adviser Class
Net Assets	$57,112
Shares Outstanding	5,433
Net Asset Value Per Share	$10.51
Retirement Class
Net Assets	$28,515
Shares Outstanding	2,803
Net Asset Value Per Share	$10.17

* Investments, at cost	$171,535
** Affiliated investments, at cost	18,842
*** Options written, at cost	(21)

See notes to financial statements.

7	Payden Mutual Funds

Statement of Operations

Period ended October 31, 2014
Numbers in 000s
INVESTMENT INCOME:
Interest income (Note 2)	$5,970
Income from securities lending	17
Foreign tax withholdings	(1)
Investment Income	5,986
EXPENSES:
Investment advisory fees (Note 3)	1,789
Administration fees (Note 3)	244
Shareholder servicing fees	56
Distribution fees (Note 3)	280
Custodian fees	38
Transfer agent fees	42
Registration and filing fees	54
Trustee fees and expenses	19
Printing and mailing costs	18
Loan commitment Fees	1
Legal fees	6
Publication expense	5
Pricing fees	29
Fund accounting fees	43
Insurance	9
Audit fees	44
Other Expenses	2
Gross Expenses	2,679
Expense subsidy (Note 3)	(366)
Net Expenses	2,313
Net Investment Income	3,673
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(272)
Foreign currency transactions	698
Futures contracts	(1,448)
Written option contracts	58
Swap contracts	(322)
Change in net unrealized appreciation (depreciation) from:
Investments	(61)
Translation of assets and liabilities in foreign currencies	82
Futures contracts	926
Written option contracts	20
Swap contracts	196
Net Realized and Unrealized Losses	(123)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,550

See notes to financial statements.

Annual Report	8

Statements of Changes in Net Assets

For the periods ended October 31st
Numbers in 000s
	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$3,673	$2,944
Net realized losses on investments	(1,286)	(1,529)
Change in net unrealized appreciation/(depreciation)	1,163	(4,042)
Change in Net Assets Resulting from Operations	3,550	(2,627)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(1,858)	(929)
Adviser Class	(1,487)	(1,126)
Retirement Class	(519)	(470)
Change in Net Assets from Distributions to Shareholders	(3,864)	(2,525)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	32,709	37,482
Adviser Class	15,449	19,806
Retirement Class	11,335	12,685
Reinvestment of distributions:
Institutional Class	1,848	928
Adviser Class	1,477	1,090
Retirement Class	519	469
Cost of fund shares redeemed:
Institutional Class	(13,319)	(15,412)
Adviser Class	(23,101)	(13,300)
Retirement Class	(8,159)	(10,238)
Change in Net Assets from Capital Transactions	18,758	33,510
Total Change in Net Assets	18,444	28,358

NET ASSETS:
Beginning of period	156,208	127,850
End of period	$174,652	$156,208
Accumulated net investment income	$2,349	$2,512

FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	6,373	4,246
Shares sold	3,078	3,475
Shares issued in reinvestment of distributions	177	85
Shares redeemed	(1,256)	(1,433)
Change in shares outstanding	1,999	2,127
Outstanding shares at end of period	8,372	6,373
Adviser Class:
Outstanding shares at beginning of period	6,016	5,302
Shares sold	1,472	1,857
Shares issued in reinvestment of distributions	143	101
Shares redeemed	(2,198)	(1,244)
Change in shares outstanding	(583)	714
Outstanding shares at end of period	5,433	6,016
Retirement Class:
Outstanding shares at beginning of period	2,437	2,170
Shares sold	1,115	1,225
Shares issued in reinvestment of distributions	52	45
Shares redeemed	(801)	(1,003)
Change in shares outstanding	366	267
Outstanding shares at end of period	2,803	2,437
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$145,746	$196,870
Sale of investments (excluding government)	130,399	144,950
Purchase of government securities	13,054	131,265
Sale of government securities	5,750	127,271

See notes to financial statements.

9	Payden Mutual Funds

Notes to Financial Statements

October 31, 2014

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its eighteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other seventeen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular

Annual Report	10

Notes to Financial Statements continued

company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31, 2014. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases, sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contacts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit

11	Payden Mutual Funds

and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to

Annual Report	12

Notes to Financial Statements continued

be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity for the Fund was as follows:

Written Options	Number of Contracts	Premiums
Options outstanding at October 31, 2013	—	$—
Options written	1,190	101,695
Options expired	(238)	(58,388)
Options closed	(924)	(22,146)

Options outstanding at October 31, 2014	28	$21,161

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2014 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Equity[1,2,3]	$180	$(29)
Interest rate[1,2,4]	188	(62)
Foreign currency[5,6]	78	(52)

Total	$446	$(143)

1	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures.
2	Includes options purchased at value as reported in the Schedule of Investments.
3	Payable for options written.
4	Receivable for swap contracts.
5	Receivable for forward currency contracts.
6	Payable for forward currency contracts.

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2014

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)

Underlying risk	Futures[8]	Forward Currency Contracts[9]	Options[10]	Swaps[11]	Total
Credit	—	—	—	$(276)	$(276)
Equity	$(464)	—	$(388)	—	(852)
Foreign exchange	—	$698	—	—	698
Interest rate	(984)	—	(242)	(46)	(1,272)

Total	$(1,448)	$698	$(630)	$(322)	$(1,702)

8	Net realized gains (losses) from futures contracts.
9	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
10	Net realized gains (losses) from option contracts.
11	Net realized gains (losses) from swap contracts.

13	Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations

For the Period Ended October 31, 2014

Change in Unrealized Appreciation or (Depreciation)

on Derivatives Recognized in Income (000s)

Underlying risk	Futures[12]	Forward Currency Contracts[13]	Options[14]	Swaps[15]	Total
Credit	—	—	—	$172	$172
Equity	$(5)	—	$(74)	—	(79)
Foreign exchange	—	$82	—	—	82
Interest rate	931	—	86	24	1,041

Total	$926	$82	$12	$196	$1,216

12	Change in net unrealized appreciation (depreciation) from futures contracts.
13	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).
14	Change in net unrealized appreciation (depreciation) from option contracts.
15	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2014, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
12%	1%	32%	3%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty,

Annual Report	14

Notes to Financial Statements continued

if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At October 31, 2014, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Swaps Contracts	$3	$—
Futures Contracts	90	39
Purchased Call Options[1]	124	—
Purchased Put Options[1]	50	—
Put Options Written	—	1
Forward Currency Contracts	78	52

Total derivative assets and liabilities in the Statement of Assets and Liabilities	345	92

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(264)	(40)

Total derivative assets and liabilities subject to MNA	$81	$52

1Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2014 (000s):

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]

Barclays Bank PLC	$3	$(3)	—	—	$—
HSBC Bank USA, N.A.	43	(10)	—	—	33
State Street Bank & Trust Co.	17	—	—	—	17
Credit Suisse First Boston International	18	—	—	—	18

Total	$81	$(13)	—	—	$68

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]

Barclays Bank PLC	$42	$(3)	—	—	$39
HSBC Bank USA, N.A.	10	(10)	—	—	—

Total	$52	$(13)	—	—	$39

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Net amount represents the net amount receivable from the counterparty in the event of default.

3 Net amount represents the net amount payable due to the counterparty in the event of default.

15	Payden Mutual Funds

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2014, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2014, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2013	Purchases	Sales	Dividends	Value October 31, 2014
$19,799,233	$1,048,532,936	$1,049,490,612	$420	$18,841,557

Annual Report	16

Notes to Financial Statements continued

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional class, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $989,792 ($336,715 for 2012, $287,065 for 2013 and $366,012 for 2014) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional class.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

17	Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$24,844	—	—	—	$24,844
Bank Loans	—	—	20,651	—	—	—	20,651
Corporate Bond	—	—	79,569	—	—	—	79,569
Foreign Government	—	—	1,496	—	—	—	1,496
Mortgage Backed	—	—	43,397	—	—	—	43,397
Municipal	—	—	1,111	—	—	—	1,111
Options Purchased	$174	—	—	—	—	—	174
U.S. Government	—	—	800	—	—	—	800
Investment Company	18,842	—	—	—	—	—	18,842

	Other Financial Instruments[1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Options written	—	$(1)	—	—	—	—	$ (1)
Forward currency contracts	—	—	$78	$(52)	—	—	26
Futures	$191	(90)	—	—	—	—	101
Swaps	—	—	3	—	—	—	3

1	Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, accumulated net realized gains or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2014, primarily attributable to foreign currency gains/losses and adjustments due to investments in partnerships, mortgage backed securities and swaps, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Net Realized Gains	Increase/ (Decrease) Paid in Capital
$28	$(28)	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

Annual Report	18

Notes to Financial Statements continued

As of October 31, 2014, the Fund had available for Federal income tax purposes unused capital losses as follows:

Expires 2019	Unlimited*	Total
$492	$2,318	$2,810

*	Post-enactment carryforward losses.

The tax character of distributions paid during the year ended October 31st is as follows:

2014		2013
Ordinary	Long Term	Ordinary	Long Term
Income	Capital Gains	Income	Capital Gains
$3,864	—	$2,525	—

At October 31, 2014, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$190,533	$3,203	$(2,852)	$351

At October 31, 2014, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows:

Undistributed Ordinary and Tax Exempt Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings
$2,349	—	$(2,810)	—	$397	$(64)

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

19	Payden Mutual Funds

Financial Highlights

For the share outstanding for the periods ended October 31st

	Institutional Class
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$10.66	$11.03		$10.60		$10.75	$10.42

Income (loss) from investment activities:
Net investment income	0.23	0.20		0.23		0.21	0.22
Net realized and unrealized gains (losses)	0.02	(0.35)		0.42		(0.17)	0.21

Total from investment activities	0.25	(0.15)		0.65		0.04	0.43

Distributions to shareholders:
From net investment income	(0.28)	(0.22)		(0.22)		(0.19)	(0.07)
From net realized gains	—	—		—		—	(0.03)

Total distributions to shareholders	(0.28)	(0.22)		(0.22)		(0.19)	(0.10)

Net asset value — end of period	$10.63	$10.66		$11.03		$10.60	$10.75

Total return	2.41%	(1.44)%		6.25%		0.34%	4.24%

Ratios/supplemental data:
Net assets, end of period (000s)	$89,025	$67,925		$46,834		$26,577	$15,611
Ratio of gross expense to average net assets	1.47%	1.45%		1.56%		1.62%	1.98%
Ratio of net expense to average net assets	1.25%	1.25%		1.25%		1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.22%	2.06%		2.83%		2.52%	1.99%
Ratio of net investment income to average net assets	2.44%	2.26%		3.14%		2.89%	2.72%
Portfolio turnover rate	85%	211	%(1)	687	%(2)	88%	141%

The class commenced operations on September 22, 2008.

	Adviser Class
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$10.54	$10.93		$10.54		$10.71	$10.40

Income (loss) from investment activities:
Net investment income	0.25	0.20		0.27		0.16	0.19
Net realized and unrealized gains (losses)	(0.02)	(0.38)		0.34		(0.15)	0.22

Total from investment activities	0.23	(0.18)		0.61		0.01	0.41

Distributions to shareholders:
From net investment income	(0.26)	(0.21)		(0.22)		(0.18)	(0.07)
From net realized gains	—	—		—		—	(0.03)

Total distributions to shareholders	(0.26)	(0.21)		(0.22)		(0.18)	(0.10)

Net asset value — end of period	$10.51	$10.54		$10.93		$10.54	$10.71

Total return	2.18%	(1.66)%		5.88%		0.13%	4.02%

Ratios/supplemental data:
Net assets, end of period (000s)	$57,112	$63,403		$57,967		$57,324	$33,881
Ratio of gross expense to average net assets	1.73%	1.70%		1.81%		1.88%	2.24%
Ratio of net expense to average net assets	1.50%	1.50%		1.50%		1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.95%	1.78%		2.59%		2.24%	1.74%
Ratio of net investment income to average net assets	2.18%	1.98%		2.90%		2.62%	2.48%
Portfolio turnover rate	85%	211	%(1)	687	%(2)	88%	141%

The class commenced operations on September 22, 2008.

(1)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.
(2)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

Annual Report	20

Financial Highlights continued

For the share outstanding for the periods ended October 31st

	Retirement Class
	2014	2013		2012		2011	2010
Net asset value — beginning of period	$10.21	$10.62		$10.26		$10.46	$10.18

Income (loss) from investment activities:
Net investment income	0.22	0.19		0.21		0.16	0.14
Net realized and unrealized gains (losses)	(0.03)	(0.39)		0.36		(0.18)	0.24

Total from investment activities	0.19	(0.20)		0.57		(0.02)	0.38

Distributions to shareholders:
From net investment income	(0.23)	(0.21)		(0.21)		(0.18)	(0.07)
From net realized gains	—	—		—		—	(0.03)

Total distributions to shareholders	(0.23)	(0.21)		(0.21)		(0.18)	(0.10)

Net asset value — end of period	$10.17	$10.21		$10.62		$10.26	$10.46

Total return	1.90%	(1.92)%		5.72%		(0.18)%	3.78%

Ratios/supplemental data:
Net assets, end of period (000s)	$28,515	$24,880		$23,049		$11,580	$3,838
Ratio of gross expense to average net assets	1.97%	1.95%		2.06%		2.12%	2.51%
Ratio of net expense to average net assets	1.75%	1.75%		1.75%		1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.72%	1.53%		2.33%		2.05%	1.69%
Ratio of net investment income to average net assets	1.94%	1.73%		2.64%		2.42%	2.45%
Portfolio turnover rate	85%	211	%(1)	687	%(2)	88%	141%

The class commenced operations on April 6, 2009.

(1)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.
(2)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

See notes to financial statements.

21	Payden Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Trustees of The Payden & Rygel Investment Group

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Payden/Kravitz Cash Balance Plan Fund, one of the portfolios constituting the Payden & Rygel Investment Group (the “Fund”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payden/Kravitz Cash Balance Plan Fund of the Payden & Rygel Investment Group as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 22, 2014

Annual Report	22

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2014. It uses the Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2014 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

				Annual	Expenses
	Value	Value	6-Month	Expense	Paid During
	May 1, 2014	October 31, 2014	Return	Ratio	the Period
Institutional Class
Actual	$1,000.00	$1,001.90	0.19%	1.25%	$6.31
Hypothetical	1,000.00	1,018.90	1.89%	1.25%	6.36
Adviser Class
Actual	$1,000.00	$1,001.00	0.10%	1.50%	$7.56
Hypothetical	1,000.00	1,017.65	1.76%	1.50%	7.62
Retirement Class
Actual	$1,000.00	$999.00	(0.10)%	1.75%	$8.81
Hypothetical	1,000.00	1,016.39	1.64%	1.75%	8.89

23	Payden Mutual Funds

Approval of Investment Advisory Agreement

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the “Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 17, 2014, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2015. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), their independent legal counsel, and their own business judgment, to be relevant.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board has delegated the initial responsibility for this process and related tasks to its Audit Committee (the “Committee”). These tasks include working with the Adviser and Paul Hastings to (1) develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Committee and the Board in connection with the proposed contract renewals, and (2) evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 17, 2014, Paul Hastings requested on behalf of the Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 18, 2013, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

Annual Report	24

Approval of Investment Advisory Agreement continued

3. Nature, Extent and Quality of Service

The Board and Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. For the seven full or partial years from September 22, 2008 when the Fund commenced operations to April 30, 2014, the end of the current review period, the Fund return has exceeded its benchmark index in five of the seven periods. The Board and Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that the Fund’s results continued to be satisfactory. In sum, the Board and Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of this peer group. Overall, the Board and Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

25	Payden Mutual Funds

Trustees and Officers (Unaudited)

	Position	Year
Name and Address	with Fund	Elected	Principal Occupation(s)	Other Directorships Held

333 S. Grand Avenue
Los Angeles, CA 90071

Trustees (1)
W. D. Hilton, Jr.	Independent Trustee	1993	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

Thomas V. McKernan, Jr.	Independent Trustee	1993	Chairman, Automobile Club of Southern California

Rosemarie T. Nassif	Independent Trustee	2008	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation

Andrew J. Policano	Independent Trustee	2008	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins

Dennis C. Poulsen	Independent Trustee	1992	Chairman of the Advisory Board, Rose Hills Company

Stender E. Sweeney	Independent Trustee	1992	Private Investor	Director, Avis Budget Group, Inc.

Joan A. Payden	Interested Trustee	1992	President, CEO and Director, Payden & Rygel

Michael E. Salvay	Interested Trustee	2009	Managing Principal, Payden & Rygel

Mary Beth Syal	Interested Trustee	2000	Managing Principal and Director, Payden & Rygel

Officers (2)

Joan A. Payden	Chairman and CEO	1992	President, CEO and Director, Payden & Rygel

Brian W. Matthews	Vice President and CFO	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti	Vice President	1997	Principal, Payden & Rygel

Bradley F. Hersh	Vice President and Treasurer	1998	Senior Vice President and Treasurer, Payden & Rygel

David L. Wagner	Vice President and CCO	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock	Secretary	1997	Managing Principal, General Counsel and Director, Payden & Rygel

Additional information about the Trustees can be found in the SAI.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report	26

Paydenfunds

333 South Grand Avenue, Los Angeles, California 90071

800 5-PAYDEN 800 572-9336 payden.com

» PAYDEN/KRAVITZ CASH BALANCE FUNDS

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)

Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKBIX)

Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 17, 2013, the registrant’s Board of Trustees determined that, for the fiscal year ended October 31, 2014, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $575,500 for 2014 and $481,000 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $105,390 for 2014 and $106,125 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,500 for 2014 and $0 for 2013.

(e)(1)

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	100%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $108,890 for 2014 and $106,125 for 2013.

(h)

In the fiscal years ended October 31, 2014 and October 31, 2013, respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date December 18, 2014

By (Signature and Title)* /s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date December 18, 2014

*	Print the name and title of each signing officer under his or her signature.